                                                Filed Pursuant to Rule 497(c)
                                                Registration File No.: 2-94996


                           THE HUDSON RIVER TRUST*
     SUPPLEMENT DATED AUGUST 31, 1995 TO THE PROSPECTUS DATED MAY 1, 1995

  1. FINANCIAL HIGHLIGHTS. The financial information in the table below is presented for the Trust's International Portfolio, which commenced operations on April 3, 1995. The unaudited financial statements for the International Portfolio for the same period appear in the SAI. The Trust's semi-annual report, which contains additional performance information, is available without charge upon request.

                INTERNATIONAL PORTFOLIO - FINANCIAL HIGHLIGHTS
                     PER SHARE INCOME AND CAPITAL CHANGES
               (FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD) (a)

                                                         APRIL 3, 1995
                                                        (COMMENCEMENT OF
                                                         OPERATIONS) TO
                                                         JUNE 30, 1995
                                                          (UNAUDITED)
                                                       ----------------
Net asset value, beginning of period ................. $    10.00
 Income from investment operations:
  Net investment income ..............................      0.06
  Net realized and unrealized gain on investments  ...      0.08
                                                       ----------------
  Total from investment operations ...................      0.14
                                                       ----------------
 Less distributions:
  Dividends from net investment income ...............     (0.05)
                                                       ----------------
Net asset value, end of period ....................... $    10.09
                                                       ================
Total return (b) ......................................      1.47%
                                                       ================
Ratios/Supplemental Data:
 Net assets, end of period (000's) ...................    $6,809
 Ratio of expenses to average net assets .............      1.19%(c)
 Ratio of net investment income to average net assets       2.40%(c)
 Portfolio turnover rate .............................        17%

(a) Net investment income and capital changes per share are based upon monthly average shares outstanding.

(b) Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total return calculated for a period of less than one year is not annualized.

(c) Annualized.

  2. DEFINED TERMS. Capitalized terms used herein and not otherwise defined herein are used herein as defined in the Trust's Prospectus dated May 1, 1995.

  3. DATE OF THE PROSPECTUS. The date of the Prospectus is hereby amended from May 1, 1995 to August 31, 1995. The Trust's SAI dated August 31, 1995 is incorporated herein by reference.

 YOU SHOULD RETAIN THIS SUPPLEMENT WITH YOUR PROSPECTUS FOR FUTURE REFERENCE

---------------
   * This Supplement relates only to those Prospectuses of the Trust that offer shares of the International Portfolio.









                            THE HUDSON RIVER TRUST

                         Principal Office Located at
           1345 Avenue of the Americas -- New York, New York 10105


The Hudson River Trust (Trust) is a mutual fund, currently issuing thirteen series of shares of beneficial interest, each representing a separate investment portfolio (Portfolio). The Portfolios are The Asset Allocation
Series: Conservative Investors, Balanced and Growth Investors; The Equity
Series: Growth and Income, Equity Index, Common Stock, Global, International and Aggressive Stock; and The Fixed Income Series: Money Market, Intermediate Government Securities, Quality Bond and High Yield. An investment in the Money Market Portfolio is neither insured nor guaranteed by the U.S. Government.

This prospectus sets forth concisely the investment objectives and policies of the thirteen Portfolios and the information about the Trust a prospective investor should know before investing. It should be read and retained for future reference.

A Statement of Additional Information (SAI) dated May 1, 1995 has been filed with the Securities and Exchange Commission (SEC). This SAI is incorporated by reference into this prospectus and is available at no charge by writing the Trust at the above address.


                              TABLE OF CONTENTS


                                               PAGE
                                              ------
Financial Highlights ........................    2
The Trust ...................................   11
Investment Objectives and Policies ..........   11
Investment Techniques .......................   25
Certain Investment Restrictions .............   31
Management of the Trust .....................   32
Description of the Trust's Shares ...........   35
Dividends, Distributions and Taxes ..........   36
Investment Performance ......................   36
Appendix A -- Performance Information  ......  A-1
Appendix B -- Description of Bond Ratings  ..  B-1


An investment in the Trust is not a deposit or obligation of, or guaranteed or endorsed by, any bank and is not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


                         PROSPECTUS DATED MAY 1, 1995

-----------------------------------------------------------------------------
HRT103 (5/95)      Copyright 1995 The Hudson River Trust. All rights reserved.

FINANCIAL HIGHLIGHTS

The following tables give information regarding income, expenses and capital changes in the Common Stock and Money Market Portfolios attributable to a Portfolio share of beneficial interest outstanding throughout the periods indicated, based upon monthly average shares outstanding, and other supplementary data. The information is presented under the continuing entity basis of accounting as if the reorganization described in "General Information and History" in the SAI had always been in effect.

The succeeding tables also give equivalent information for a share of beneficial interest in each of the other Portfolios outstanding throughout the periods indicated. No information is given with respect to the International Portfolio, which commenced operations on April 3, 1995.

Information regarding portfolio turnover rates, some of which exceeded 100% during 1994 and 1993, is also included. Higher levels of portfolio activity result in higher transaction costs, including higher brokerage expenses. The equity component of the Balanced Portfolio's portfolio turnover rates in 1994 and 1993 was 81% and 85%, respectively, and the fixed income component was 196% and 128%, respectively, in 1994 and 1993.

On December 16, 1992, the Trust's Board of Trustees declared a 10-for-1 stock split of the outstanding shares of the Money Market, High Yield, Balanced, Common Stock, Global and Aggressive Stock Portfolios (Split Portfolios). The split was effected on January 1, 1993 for shareholders of record on that date. Consequently, the shares of beneficial interest outstanding and net asset value per share presented in the Financial Highlights for a Split Portfolio share outstanding throughout each period (other than the periods ended December 31, 1993 and December 31, 1994), and the shares outstanding at the end of such periods presented for the Split Portfolios, have been restated.

The financial information in the tables below for the fiscal years ended December 31, 1993 and December 31, 1994 has been audited by Price Waterhouse LLP, the Trust's independent accountants. Financial highlights for prior years have been audited by Deloitte & Touche LLP. The audited financial statements for the Trust appear in the SAI. The Trust's annual report, which contains additional performance information, is available without charge upon request.

                             FINANCIAL HIGHLIGHTS
                     PER SHARE INCOME AND CAPITAL CHANGES
             (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)(C)


                           ASSET ALLOCATION SERIES

CONSERVATIVE INVESTORS PORTFOLIO:

                                                                                                      OCTOBER 2,
                                                                   YEAR ENDED DECEMBER 31,             1989 TO
                                                       --------------------------------------------   DECEMBER 31,
                                                       1994      1993*     1992     1991       1990      1989
                                                       ----      -----     ----     ----       ----      ----
 Net asset value, beginning of period (a)  .........   $11.12    $10.94    $11.29    $10.23    $10.26     $10.00
                                                       ------    ------    ------    ------    ------     ------
 INCOME FROM INVESTMENT OPERATIONS:  ...............
 Net investment income  ............................     0.55      0.52      0.64      0.69      0.72       0.15
 Net realized and unrealized gain (loss) on
   investments .....................................    (1.00)     0.65     (0.01)     1.28     (0.09)      0.16
                                                       ------    ------    ------    ------    ------     ------
 Total from investment operations  .................    (0.45)     1.17      0.63      1.97      0.63       0.31
                                                       ======    ======    ======    ======    ======     ======
 LESS DISTRIBUTIONS:  ..............................
 Dividends from net investment income  .............    (0.52)    (0.50)    (0.62)   (0.66)     (0.66)     (0.05)
 Dividends in excess of net investment income  .....      --      (0.00)      --       --         --         --
 Distributions from realized gains  ................      --      (0.49)    (0.36)   (0.25)       --         --
                                                       ------    ------    ------   ------     ------     ------
 Total dividends and distributions  ................    (0.52)    (0.99)    (0.98)   (0.91)     (0.66)     (0.05)
                                                       ------    ------    ------    ------    ------     ------
Net asset value, end of period .....................   $10.15    $11.12    $10.94   $11.29     $10.23     $10.26
                                                       ======    ======    ======    ======    ======     ======
Total return (d) ...................................   (4.10)%    10.76%     5.64%    19.80%     6.30%      3.10%
                                                       ======    ======    ======    ======    ======     ======

RATIOS/SUPPLEMENTAL DATA: ..........................
Net assets, end of period (000's) ..................  73,691   $114,418   $70,675   $50,279   $29,971    $13,984
Ratio of expenses to average net assets ............    0.59%      0.60%     0.61%     0.64%     0.73%      0.26%
Ratio of net investment income to average net
 assets  ...........................................    5.22%      4.49%     5.77%     6.45%     7.06%      1.54%
Portfolio turnover rate ............................     228%       178%      136%      171%       88%         0%

Footnotes appear on page 10.

                                2

BALANCED PORTFOLIO:



                                                                                                               JANUARY 27,
                                                YEAR ENDED DECEMBER 31,                                          1986 TO
                               ----------------------------------------------------------------------------    DECEMBER 31,
                                1994      1993*      1992       1991       1990       1989       1988       1987      1986
                                ----      -----      ----       ----       ----       ----       ----       ----      ----
Net Asset Value,
beginning of Period (A) ...   $16.67      $16.19     $18.48     $14.40     $15.16     $13.38     $12.39     $12.79    $10.00
                             ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------
 INCOME FROM INVESTMENT
  OPERATIONS:
 Net Investment Income ....     0.45        0.50        0.56      0.60       0.78       0.85       0.67       0.41      0.39
 Net Realized and Unrealized
  Gain (Loss) On Investments   (1.78)       1.46       (1.11)     5.23      (0.76)      2.53       0.95      (0.47)     2.52
                             ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------
 Total from Investment
  Operations ..............    (1.33)       1.96       (0.55)     5.83       0.02       3.38       1.62      (0.06)     2.91
                             ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------
 LESS DISTRIBUTIONS:
 Dividends from Net
  Investment Income .......    (0.44)      (0.50)      (0.55)    (0.55)     (0.78)     (0.85)     (0.63)     (0.34)    (0.11)
 Dividends in Excess of Net
  Investment Income .......    (0.03)        --          --        --         --         --         --        --         --
 Distributions from Realized
  Gains ...................      --        (0.95)      (1.19)    (1.20)       --       (0.75)       --        --       (0.01)
 Distributions in Excess of
  Realized Gains ..........      --        (0.03)        --        --         --         --         --        --         --
 Tax Return of Capital
  Distributions ...........    (0.00)        --          --        --         --         --         --        --         --
                             ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------
 Total Dividends and
  Distributions ...........    (0.47)      (1.48)      (1.74)    (1.75)     (0.78)     (1.60)     (0.63)    (0.34)     (0.12)
                             ========== ========== ========== ========== ========== ========== ========== ========== ==========
Net Asset Value, End
 of Period                    $ 14.87    $ 16.67     $ 16.19   $ 18.48    $ 14.40    $ 15.16    $ 13.38   $ 12.39    $ 12.79
                             ========== ========== ========== ========== ========== ========== ========== ========== ==========
Total Return (d) ..........     (8.02)%    12.28%      (2.85)%   41.25%      0.25%     25.84%     13.27%    (0.86)%    29.10%
                             ========== ========== ========== ========== ========== ========== ========== ========== ==========
RATIOS/SUPPLEMENTAL DATA:
Net Assets, End of Period
 (000'S) .................. $1,329,820  $1,364,640  $1,076,670  $964,262  $286,432   $241,910   $161,819   $108,913    $23,858
Ratio of Expenses to
 Average Net Assets .......       0.39%      0.39%       0.40%     0.41%     0.45%      0.45%     0.51%       0.47%     0.62%
Ratio of Net Investment
 Income  to Average Net
 Assets ...................       2.87%      2.99%       3.30%     3.60%     5.35%      5.71%     5.15%       2.88%     3.03%
Portfolio Turnover Rate  ..        115%        99%         91%      159%      119%       132%      204%        197%      219%

----------
Footnotes appear on page 10.


GROWTH INVESTORS PORTFOLIO:

                                                                                                        OCTOBER 2,
                                                            YEAR ENDED DECEMBER 31,                      1989 TO
                                           --------------------------------------------------------     DECEMBER 31,
                                             1994         1993*       1992       1991       1990           1989
                                           ----------  ----------  ----------  ---------  ---------       ----
 Net asset value, beginning of period (a)      $15.61     $14.69       $15.17      $11.03     $10.33     $10.00
                                               ------      -----       ------      ------     ------     ------
 INCOME FROM INVESTMENT OPERATIONS:  .....
 Net investment income  ..................       0.50        0.43        0.44       0.41       0.44       0.11
 Net realized and unrealized gain (loss)
   on investments and foreign currency
   transactions ..........................      (0.98)       1.79        0.28       4.93       0.64        0.29
                                               ------      ------      ------     ------     ------      ------
 Total from investment operations  .......      (0.48)       2.22        0.72       5.34       1.08        0.40
                                               ------      ------      ------     ------     ------      ------
 LESS DISTRIBUTIONS:  ....................
 Dividends from net investment income  ...      (0.46)      (0.42)      (0.41)     (0.37)     (0.38)      (0.06)
 Dividends in excess of net investment
   income ................................      (0.01)      --          --          --         --         --
 Distributions from realized gains  ......      --          (0.88)      (0.79)     (0.83)      --         (0.01)
                                               ------      ------      ------     ------     ------      ------
 Total dividends and distributions  ......      (0.47)      (1.30)      (1.20)     (1.20)     (0.38)      (0.07)
                                               ------      ------      ------     ------     ------      ------
Net asset value, end of period ...........     $14.66      $15.61      $14.69     $15.17     $11.03      $10.33
                                               ======      ======      ======     ======     ======      ======
Total return (d) .........................      (3.15)%     15.26%       4.85%     48.83%    10.70%        4.00%
                                               ======      ======    ========     ======     ======      ======
RATIOS/SUPPLEMENTAL DATA: ................
Net asset, end of period (000's)  ........   $492,478    $278,467    $148,650    $84,338    $24,539     $6,018
Ratio of expenses to average net assets  .       0.59%       0.62%       0.60%      0.66%     0.78%      0.29%
Ratio of net investment income to average
 net assets  .............................       3.32%       2.71%       3.00%      3.03%     4.11%      1.01%
Portfolio turnover rate ..................        131%        118%        129%       139%       92%         6%


                                EQUITY SERIES

GROWTH AND INCOME PORTFOLIO:


                                                            YEAR ENDED     OCTOBER 1, 1993 TO
                                                           DECEMBER 31,       DECEMBER 31,
                                                               1994              1993**
                                                        ----------------  ------------------
Net asset value, beginning of period (a) ..............    $  9.95        $   10.00
                                                           -------  ------------------
 INCOME FROM INVESTMENT OPERATIONS:
 Net investment income ................................       0.31             0.03
 Net realized and unrealized gain (loss) on
 investments ..........................................      (0.36)           (0.06)
                                                           -------            -----
 Total from investment operations .....................      (0.05)           (0.03)
                                                           -------            -----
 LESS DISTRIBUTIONS:
 Dividends from net investment income .................      (0.20)           (0.02)
 Dividends in excess of net investment income  ........        --             (0.00)
 Tax return of capital distribution ...................        --             (0.00)
                                                           -------           ------
 Total dividends and distributions ....................      (0.20)           (0.02)
                                                           -------           ------
Net asset value, end of period ........................    $  9.70           $ 9.95
                                                           =======           ======
Total return (d) ......................................      (0.58)%          (0.25)%
                                                           =======           ======
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's) .....................    $31,522           $1,456
Ratio of expenses to average net assets ...............       0.78%            2.70%(b)
Ratio of net investment income to average net assets  .       3.13%            1.12%(b)
Portfolio turnover rate ...............................         52%             48%

Footnotes appear on page 10.

EQUITY INDEX PORTFOLIO:

                                                        MARCH 1, 1994 TO
                                                       DECEMBER 31, 1994
                                                      -------------------
Net asset value, beginning of period (a)  ..........        $10.00
                                                            ------
 INCOME FROM INVESTMENT OPERATIONS: ................
 Net investment income .............................          0.20
 Net realized and unrealized loss on investments  ..         (0.09)
                                                            ------
 Total from investment operations ..................          0.11
                                                            ------
 LESS DISTRIBUTIONS:
 Dividends from net investment income ..............         (0.20)
 Distributions of realized gains ...................         (0.03)
 Distributions in excess of realized gains  ........         (0.01)
                                                            ------
 Total dividends and distributions .................         (0.24)
                                                            ------
Net asset value, end of period .....................        $ 9.87
                                                            ======
Total return (d) ...................................         (1.08)%
                                                            ======
RATIOS/SUPPLEMENTAL DATA: ..........................
Net assets, end of period (000's) ..................        $36,748
Ratio of expenses to average net assets ............           0.49%(b)
Ratio of net investment income to average net
 assets ............................................           2.42%(b)
Portfolio turnover rate ............................              7%





COMMON STOCK PORTFOLIO:


                                                  YEAR ENDED DECEMBER 31,
                            1994      1993*      1992        1991       1990       1989
                         ---------- ---------- ---------- ---------- ---------- -----------
Net asset value, begin-
 ning of year (a) ......   $14.65     $13.49    $14.18     $11.22      $12.87     $12.19
                         ---------- ---------- ---------- ---------- ---------- -----------
 INCOME FROM
  INVESTMENT
  OPERATIONS:
 Net investment
  income ......... ......     0.20       0.23      0.24       0.32       0.21       0.27
 Net realized and
  unrealized gain
  (loss) on invest-
  ments and
  foreign currency
  transactions .........     (0.51)      3.10      0.20       3.91      (1.25)      2.84
                         ---------- ---------- ---------- ---------- ---------- -----------
 Total from invest-
  ment operations ......     (0.31)      3.33      0.44       4.23      (1.04)      3.11
                         ---------- ---------- ---------- ---------- ---------- -----------
 LESS DISTRIBUTIONS:
 Dividends from net
  investment
  income ...............     (0.19)     (0.23)    (0.24)     (0.29)     (0.22)     (0.26)
 Dividends in
  excess of net
  investment
  income ...............     (0.01)     (0.00)      --         --         --          --
 Distributions from
  realized gains .......     (0.77)     (1.94)    (0.89)     (0.98)     (0.39)     (2.17)
 Tax return of capital
  distributions .......      (0.01)       --        --         --         --          --
                         ---------- ---------- ---------- ---------- ---------- -----------
 Total dividends
  and distributions  ...     (0.98)     (2.17)    (1.13)     (1.27)     (0.61)     (2.43)
                         ---------- ---------- ---------- ---------- ---------- -----------
Net asset value, end
 of year ...............    $13.36     $14.65    $13.49     $14.18     $11.22      $12.87
                         ========== ========== ========== ========== ========== ===========
Total return (d) .......     (2.14)     24.84%     3.22%     37.90%     (8.11)%     25.59%
                         ========== ========== ========== ========== ========== ===========
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of
 year (000's) .......... $3,466,245 $3,125,128 $2,307,292 $2,126,402  $673,476   $725,627
Ratio of expenses to
 average net assets  ...      0.38%      0.38%     0.38%      0.40%       0.44%      0.43%
Ratio of net invest-
 ment income to
 average net assets  ...      1.40%      1.55%     1.73%      2.32%       1.72%      1.87%
Portfolio turnover rate         52%        82%       71%        90%         82%        90%








    1988       1987        1986       1985
 ---------- ---------- ----------- ---------

   $10.15    $11.34       $11.28     $9.04
 ---------- ---------- ----------- ---------




     0.23      0.17         0.19      0.24





     2.04      0.72         1.77      2.77
 ---------- ---------- ----------- ---------

     2.27      0.89         1.96      3.01
 ---------- ---------- ----------- ---------



    (0.23)    (0.17)       (0.15)    (0.19)



      --        --           --        --

      --      (1.91)       (1.75)    (0.58)

      --        --           --        --
 ---------- ---------- ----------- ---------

    (0.23)    (2.08)       (1.90)    (0.77)
 ---------- ---------- ----------- ---------

   $12.19    $10.15       $11.34    $11.28
 ========== ========== =========== =========
    22.44%     7.49%       17.33%    33.40%
 ========== ========== =========== =========


  $537,827   $434,558   $351,580    $242,904

     0.46%     0.46%       0.47%      0.47%


     2.02%     1.21%       1.43%      2.29%
       71%       86%         89%        71%



----------
Footnotes appear on page 10.

GLOBAL PORTFOLIO:


                                                                                                                AUGUST 27,
                                                          YEAR ENDED DECEMBER 31,                                 1987 TO
                                   ---------------------------------------------------------------------------  DECEMBER 31,
                                     1994       1993*      1992       1991       1990       1989       1988       1987
                                   ---------  ----------  ---------  ---------  ---------  ---------  --------  ----------
Net asset value, beginning of
 period (a) ...................... $13.62      $ 11.41     $ 11.64    $  9.76    $ 10.74    $  9.57    $  8.67   $10.00
                                   ---------  ----------  ---------  ---------  ---------  ---------  --------  ----------
 INCOME FROM INVESTMENT
   OPERATIONS:
 Net investment income  ..........   0.20         0.08        0.14       0.22       0.38       0.17       0.13     0.01
 Net realized and unrealized gain
   (loss) on investments and
   foreign currency transactions .   0.52         3.58       (0.20)      2.74      (1.03)      2.38       0.82    (1.34)
                                   ---------  ----------  ---------  ---------  ---------  ---------  --------  ----------
 Total from investment operations    0.72         3.66       (0.06)      2.96      (0.65)      2.55       0.95    (1.33)
                                   ---------  ----------  ---------  ---------  ---------  ---------  --------  ----------
 LESS DISTRIBUTIONS:
 Dividends from net investment
   income ........................  (0.17)       (0.15)      (0.11)     (0.23)     (0.33)     (0.14)     (0.05)    --
 Distributions from realized
   gains .........................  (0.28)       (1.30)      (0.06)     (0.85)      --        (1.24)      --       --
 Distributions in excess of
   realized gains ................  (0.00)       (0.00)        --         --        --         --         --       --
 Tax return of capital
   distributions .................  (0.02)        --           --         --        --         --         --       --
                                   ---------  ----------  ---------  ---------  ---------  ---------  --------  ----------
 Total dividends and
   distributions .................  (0.47)       (1.45)     (0.17)     (1.08)     (0.33)     (1.38)     (0.05)     --
                                   ---------  ----------  ---------  ---------  ---------  ---------  --------  ----------
Net asset value, end of period  .. $13.87      $ 13.62    $ 11.41    $ 11.64    $  9.76    $ 10.74    $  9.57    $8.67
                                   =========  ==========  =========  =========  =========  =========  ========  ==========
Total return (d) ......... ........   5.23%       32.09%     (0.50)%    30.54%     (6.06)%    26.73%     10.88%  (13.30)%
                                   =========  ==========  =========  =========  =========  =========  ========  ==========
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's) $421,698     $141,257     $49,171    $39,487    $24,097    $15,409    $9,212    $6,030
Ratio of expenses to average net
 assets  .........................   0.69%        0.84%       0.70%      0.75%      0.75%     0.80%      1.06%     0.40%
Ratio of net investment income to
 average net assets  .............   1.41%        0.62%       1.20%      1.94%      3.67%     1.49%      1.30%     0.19%
Portfolio turnover rate ..........     71%         150%        216%       267%       502%      399%       235%       11%

----------
Footnotes appear on page 10.

AGGRESSIVE STOCK PORTFOLIO:



                                                          YEAR ENDED DECEMBER 31,
                                   --------------------------------------------------------------------------- ,
                                     1994       1993*      1992       1991       1990       1989       1988
                                   ---------  ----------  ---------  ---------  ---------  ---------  -------- -

Net asset value, beginning of
 period (a) ......................   $31.89     $29.81     $33.82     $ 19.37    $19.90      $14.07     $14.09
                                   ---------  ----------  ---------  ---------  ---------  ---------  -------- -
 INCOME FROM INVESTMENT
   OPERATIONS:
 Net investment income  ..........     0.04       0.09       0.17       0.12       0.16        0.23       0.20
 Net realized and unrealized gain
   (loss) on investments .........    (1.26)      4.91      (1.25)     16.68       1.46        5.87      (0.03)
                                   ---------  ----------  ---------  ---------  ---------  ---------  -------- -
 Total from investment operations     (1.22)      5.00      (1.08)     16.80       1.62        6.10       0.17
                                   ---------  ----------  ---------  ---------  ---------  ---------  -------- -
 LESS DISTRIBUTIONS:
 Dividends from net investment
   income ........................    (0.04)    (0.09)      (0.18)     (0.10)     (0.16)      (0.23)     (0.19)
 Distributions from realized
   gains .........................      --      (2.75)      (2.75)     (2.25)     (1.99)      (0.04)       --
 Distributions in excess of
   realized gains ................      --      (0.07)        --         --         --          --         --
 Tax return of capital
   distribution ..................    (0.00)    (0.01)        --         --         --          --         --
                                   ---------  ----------  ---------  ---------  ---------  ---------  -------- -
 Total dividends and
   distributions .................    (0.04)    (2.92)     (2.93)     (2.35)     (2.15)      (0.27)     (0.19)
                                   ---------  ----------  ---------  ---------  ---------  ---------  -------- -
Net asset value, end of period  ..   $30.63    $31.89     $29.81     $33.82     $19.37      $19.90     $14.07
                                   =========  ==========  =========  =========  =========  =========  ======== =
Total return (d) .................    (3.81)%   16.77%     (3.16)%    86.87%      8.16%      43.50%      1.13%
                                   =========  ==========  =========  =========  =========  =========  ======== =
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's) $1,832,164  $1,557,332  $1,210,576  $959,257  $120,960    $99,459    $62,116
Ratio of expenses to average net
 assets  ........................  .   0.49%     0.49%       0.50%     0.51%      0.55%       0.55%      0.65%
Ratio of net investment income to
 average net assets  .............     0.12%     0.28%       0.57%     0.40%      0.78%       1.29%      1.35%
Portfolio turnover rate ..........       92%       89%         68%      117%        54%         89%        70%





         JANUARY 27,
           1986 TO
         DECEMBER 31
   1987      1986
 -------- ----------


   $13.35    $10.00
 -------- ----------


     0.20      0.12

     0.79      3.46
 -------- ----------
     0.99      3.58
 -------- ----------


    (0.13)    (0.05)

    (0.12)    (0.18)

      --        --

      --        --
 -------- ----------

   (0.25)    (0.23)
 -------- ----------
  $14.09    $13.35
 ======== ==========
    7.30%    35.90%
 ======== ==========

  $47,776   $8,414




    0.58%     0.78%

    1.19%     0.99%
     134%       60%






------------
Footnotes appear on page 10.

                             FIXED INCOME SERIES

MONEY MARKET PORTFOLIO:



                                                             YEAR ENDED DECEMBER 31,
                          ----------------------------------------------------------------------------------------------------
                             1994       1993*      1992       1991       1990       1989       1988      1987     1986    1985
                          ---------  ----------  ---------  ---------  ---------  ---------  --------  -------- -------- -------
Net asset value,
 beginning of year(a) .... $10.12      $10.11     $10.13    $10.17      $10.14     $10.13     $10.09    $10.02   $10.01  $ 9.83
                          ---------  ----------  ---------  ---------  ---------  ---------  --------  -------- -------- -------
 INCOME FROM INVESTMENT
  OPERATIONS:
 Net investment income ...   0.41        0.30       0.37      0.61        0.81       0.89       0.73      0.64     0.67    0.79
 Net realized and
  unrealized gain (loss)
  on investments  ..          --          --       (0.01)      --         0.01       0.01      (0.01)     0.01    (0.01)  (0.01)
                          ---------  ----------  ---------  ---------  ---------  ---------  --------  -------- -------- -------
 Total from investment
  operations .............   0.41        0.30       0.36      0.61        0.82       0.90       0.72      0.65     0.66    0.78
                          ---------  ----------  ---------  ---------  ---------  ---------  --------  -------- -------- -------
 LESS DIVIDENDS:
 Dividends from net
  investment income ......  (0.39)      (0.29)     (0.38)    (0.65)      (0.79)     (0.89)     (0.68)    (0.58)   (0.65)  (0.60)
                          ---------  ----------  ---------  ---------  ---------  ---------  --------  -------- -------- -------
 Total dividends .........  (0.39)      (0.29)     (0.38)    (0.65)      (0.79)     (0.89)     (0.68)    (0.58)   (0.65)  (0.60)
                          ---------  ----------  ---------  ---------  ---------  ---------  --------  -------- -------- -------
Net asset value, end
 of year  ................ $10.14      $10.12     $10.11    $10.13      $10.17     $10.14     $10.13    $10.09   $10.02  $10.01
                          =========  ==========  =========  =========  =========  =========  ========  ======== ======== =======
Total return (d) ... .....   4.02%       3.00%      3.57%     6.20%       8.22%      9.18%      7.32%     6.63%    6.60%   8.15%
                          =========  ==========  =========  =========  =========  =========  ========  ======== ======== =======
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of
 year (000's) ........   $325,391    $248,460    $268,584  $302,395    $359,426  $289,338   $234,378  $154,606 $91,743  $87,652
Ratio of expenses to
 average net assets ......   0.42%       0.42%      0.43%     0.43%       0.44%      0.44%      0.48%     0.46%   0.46%    0.48%
Ratio of net investment
 income to average
 net assets ..............   4.01%       2.91%      3.63%     5.96%       7.85%      8.70%      7.14%     6.29%   6.45%    7.91%


INTERMEDIATE GOVERNMENT SECURITIES PORTFOLIO (E):


                                                                   YEAR ENDED
                                                                  DECEMBER 31,
                                                        ---------------------------------    APRIL 1, 1991 TO

                                                           1994       1993*        1992     DECEMBER 31, 1991
                                                        ---------  ----------  ----------  -----------------
Net asset value, beginning of period (a) .............. $ 10.08     $ 10.53     $ 10.73    $ 10.00
                                                        ---------  ----------  ----------  -----------------
 INCOME FROM INVESTMENT OPERATIONS:
 Net investment income ................................       0.65     0.59        0.60       0.52
 Net realized and unrealized gain (loss) on
 investments ..........................................      (1.08)    0.51      (0.02)       0.66
                                                        ---------  ----------  ----------  -----------------
 Total from investment operations .....................      (0.43)    1.10       0.58        1.18
                                                        ---------  ----------  ----------  -----------------
 LESS DISTRIBUTIONS:
 Dividends from net investment income .................      (0.78)   (0.68)     (0.60)      (0.34)
 Distributions from realized gains ....................      --       (0.87)     (0.18)      (0.11)
                                                        ---------  ----------  ----------  -----------------
 Total dividends and distributions ....................      (0.78)   (1.55)     (0.78)      (0.45)
                                                        ---------  ----------  ----------  -----------------
Net asset value, end of period ........................ $  8.87     $ 10.08     $ 10.53    $ 10.73
                                                        =========  ==========  ==========  =================
Total return (d) ......................................      (4.37)%   10.58%     5.53%      12.10%
                                                        =========  ==========  ==========  =================
RATIOS/SUPPLEMENTAL DATA: .............................
Net assets, end of period (000's) ..................... $48,518      $158,511    $293,587       $241,290
Ratio of expenses to average net assets ...............       0.56%    0.53%      0.52%       0.43%
Ratio of net investment income to average net assets  .       6.75%    5.43%      5.63%       4.88%
Portfolio turnover rate ...............................     133   %  254   %    316   %     174   %

----------
Footnotes appear on page 10.

QUALITY BOND PORTFOLIO:


                                                                           OCTOBER 1, 1993
                                                          YEAR ENDED       TO DECEMBER 31,
                                                       DECEMBER 31, 1994        1993
                                                      -----------------  -----------------
Net asset value, beginning of period (a) ............ $      9.82        $     10.00
                                                      -----------------  -----------------
 INCOME FROM INVESTMENT OPERATIONS:
 Net investment income ..............................        0.66               0.11
 Net realized and unrealized loss on investments  ...       (1.16)             (0.16)
                                                      -----------------  -----------------
 Total from investment operations ...................       (0.50)             (0.05)
                                                      -----------------  -----------------
 LESS DISTRIBUTIONS: ................................
 Dividends from net investment income ...............       (0.55)             (0.12)
 Distributions in excess of realized gains  .........       --                 (0.01)
 Tax return of capital distributions ................       (0.05)             --
                                                      -----------------  -----------------
 Total dividends and distributions ..................       (0.60)             (0.13)
                                                      -----------------  -----------------
Net asset value, end of period ...................... $      8.72        $      9.82
                                                      =================  =================
Total return (d) ....................................       (5.10)%            (0.51)%
                                                      =================  =================
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's) ...................    $127,575           $104,832
Ratio of expenses to average net assets .............        0.59%              0.69%(b)
Ratio of net investment income to average net assets         7.17%              4.62%(b)
Portfolio turnover rate .............................         222%                77%

HIGH YIELD PORTFOLIO:

                                                                                                                        JANUARY 2,
                                                        YEAR ENDED DECEMBER 31,                                          1987 TO
                                           --------------------------------------------------------------------------- DECEMBER 31,
                                             1994       1993*      1992       1991       1990       1989       1988       1987
                                           ---------  ----------  ---------  ---------  ---------  ---------  --------  ----------
 Net asset value, beginning of period (a)  .. $ 10.08   $  9.15    $  8.96    $  7.97     $ 9.14    $  9.72    $  9.67   $ 10.00
                                           ---------  ----------  ---------  ---------  ---------  ---------  --------  ----------
 Income from investment operations:  ........
 Net investment income  .....................    0.89      0.94       0.89       0.89       1.04       1.09       1.00      1.06
 Net realized and unrealized gain (loss) on
   investments ..............................   (1.17)     1.10       0.19       0.99      (1.14)     (0.60)     (0.08)    (0.60)
                                           ---------  ----------  ---------  ---------  ---------  ---------  --------  ----------
 Total from investment operations  ..........   (0.28)     2.04       1.08       1.88      (0.10)      0.49       0.92      0.46
                                           ---------  ----------  ---------  ---------  ---------  ---------  --------  ----------
 Less distributions:  .......................
 Dividends from net investment income  ......   (0.88)    (0.92)     (0.89)     (0.89)     (1.07)     (1.07)     (0.87)    (0.79)
 Dividends in excess of net investment
   income ...................................   (0.01)      --         --         --         --         --         --        --

 Distributions from realized gains  .........     --      (0.19)       --         --         --         --         --        --
                                           ---------  ----------  ---------  ---------  ---------  ---------  --------  ----------
 Total dividends and distributions  .........   (0.89)    (1.11)     (0.89)     (0.89)    (1.07)      (1.07)    (0.87)     (0.79)
                                           ---------  ----------  ---------  ---------  ---------  ---------  --------  ----------
Net asset value, end of period .............. $  8.91   $ 10.08    $  9.15    $  8.96    $ 7.97     $  9.14   $  9.72    $  9.67
                                           =========  ==========  =========  =========  =========  =========  ========  ==========
Total return (d) ............................   (2.79)%   23.15%     12.31%     24.46%    (1.10)%      5.14%     9.73%      4.68%
                                           =========  ==========  =========  =========  =========  =========  ========  ==========
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's) ...........$73,895     $67,169    $47,687    $45,066   $36,569    $41,280    $34,810   $10,687
Ratio of expenses to average net assets  ....    0.61%      0.63%     0.60%      0.61%      0.62%      0.62%     0.73%      0.98%
Ratio of net investment income to average
 net assets  ................................    9.23%      9.52%     9.58%     10.31%     12.04%     11.22%    10.05%     10.62%
Portfolio turnover rate .....................     248%       280%      177%       187%        53%       116%      209%       235%

----------
Footnotes appear on page 10.

----------
FOOTNOTES TO FINANCIAL HIGHLIGHTS

  * Prior to July 22, 1993, Equitable Capital Management Corporation (Equitable Capital) served as the investment adviser to the Trust. On July 22, 1993, Alliance Capital Management L.P. acquired the business and substantially all of the assets of Equitable Capital and became the investment adviser to the Trust.

 ** Restated.

(a) Date as of which funds were first allocated to the Portfolios are as follows:
      Common Stock Portfolio -- June 16, 1975
      Money Market Portfolio -- July 13, 1981
      Balanced Portfolio -- January 27, 1986
      Aggressive Stock Portfolio -- January 27, 1986
      High Yield Portfolio -- January 2, 1987
      Global Portfolio -- August 27, 1987
      Conservative Investors Portfolio -- October 2, 1989
      Growth Investors Portfolio -- October 2, 1989
      Intermediate Government Securities Portfolio -- April 1, 1991 Quality Bond Portfolio -- October 1, 1993
      Growth and Income Portfolio -- October 1, 1993
      Equity Index Portfolio -- March 1, 1994

(b) Annualized.

(c) Net investment income and capital changes per share are based upon monthly average shares outstanding.

(d) Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total return calculated for a period of less than one year is not annualized.

(e) On February 22, 1994 shares of the Intermediate Government Securities Portfolio of the Trust were substituted for shares of the Trust's Short-Term World Income Portfolio.

APITAL PRINTING SYSTEMS]

THE TRUST


The Trust is an open-end management investment company under the Investment Company Act of 1940 (Investment Company Act). As a "series" type of mutual fund, the Trust issues shares of beneficial interest currently divided among thirteen Portfolios. Each Portfolio is a separate diversified series of the Trust. The Trust's assets and liabilities are divided among these Portfolios. Additional Portfolios may be established. Originally organized as a Maryland corporation which commenced operations on March 22, 1985, the Trust was formed as a Massachusetts business trust on July 10, 1987.

The Trust's shares are sold only to separate accounts of insurance companies in connection with variable life insurance contracts and variable annuity certificates and contracts (collectively, the Contracts) issued by The Equitable Life Assurance Society of the United States (Equitable), Equitable Variable Life Insurance Company (Equitable Variable), an affiliate of Equitable, and certain insurance companies unaffiliated with Equitable or Equitable Variable. Equitable and Equitable Variable were the record owners of approximately 99.5% of the Trust's shares as of March 31, 1995, and consequently may be deemed to control the Trust.


Shares of the Trust are sold to insurance company separate accounts of companies that are not affiliated with each other. The Trust does not currently foresee any disadvantages to policy owners arising from offering the Trust's shares to separate accounts of insurance companies that are unaffiliated with each other; however, it is theoretically possible that the interests of owners of various policies participating in the Trust through their separate accounts might at some time be in conflict. In the case of a material irreconcilable conflict, one or more separate accounts might withdraw their investments in the Trust, which would possibly force the Trust to sell portfolio securities at disadvantageous prices.

INVESTMENT OBJECTIVES AND POLICIES


FUNDAMENTAL INVESTMENT OBJECTIVES

The following investment objectives of each Portfolio are fundamental and, unless permitted by law, will not be changed without a vote of the holders of the majority of the voting securities of that Portfolio. There can, of course, be no assurance that a Portfolio will achieve its investment objective.

THE ASSET ALLOCATION SERIES

  o The Conservative Investors Portfolio's fundamental investment objective is to achieve a high total return without, in the investment adviser's opinion, undue risk to principal. It will pursue this objective by investing in a diversified mix of publicly traded equity and debt securities.

  o The Balanced Portfolio's fundamental investment objective is to achieve a high return through both appreciation of capital and current income. The Balanced Portfolio will pursue this objective by investing in a diversified portfolio of publicly traded equity and debt securities and short-term money market instruments.

  o The Growth Investors Portfolio's fundamental investment objective is to achieve the highest total return consistent with the investment adviser's determination of reasonable risk. It will pursue this objective by investing in a diversified mix of publicly traded equity and fixed income securities, including at times common stocks issued by intermediate and small-sized companies and at times fixed income securities that are medium and lower quality debt securities known as "junk bonds."

THE EQUITY SERIES

  o The Growth and Income Portfolio's fundamental investment objective is to provide a high total return through a combination of current income and capital appreciation by investing primarily in income-producing common stocks and securities convertible into common stocks.

  o The Equity Index Portfolio's fundamental investment objective is to seek a total return before expenses that approximates the total return performance of the Standard & Poor's Corporation (S&P) 500 Index, including reinvestment of dividends, at a risk level consistent with that of the Index.

  o The Common Stock Portfolio's fundamental investment objective is to achieve long-term growth of its capital and increase income. It will pursue this objective by investing primarily in common stock and other equity-type instruments.

  o The Global Portfolio's fundamental investment objective is to achieve long-term growth of capital. The Global Portfolio will pursue this objective by investing primarily in equity securities of non-United States companies as well as United States issuers.

  o The International Portfolio's fundamental investment objective is to achieve long-term growth of capital by investing primarily in a diversified portfolio of equity securities selected principally to permit participation in non-United States companies with prospects for growth.

  o The Aggressive Stock Portfolio's fundamental investment objective is to achieve long-term growth of capital. The Aggressive Stock Portfolio will pursue this objective by investing primarily in common stocks and other equity-type securities issued by quality small and intermediate sized companies with strong growth prospects and in covered options on those securities.

THE FIXED INCOME SERIES

  o The Money Market Portfolio's fundamental investment objective is to obtain a high level of current income, preserve its assets and maintain liquidity. The Money Market Portfolio will pursue this objective by investing in primarily high quality U.S. dollar denominated money market instruments.

  o The Intermediate Government Securities Portfolio's fundamental investment objective is to achieve high current income consistent with relative stability of principal through investment primarily in debt securities issued or guaranteed as to principal and interest by the U.S. Government or any of its agencies or instrumentalities. The Portfolio's investments will each have a final maturity of not more than ten years or a duration not exceeding that of a 10-year Treasury note.

  o The Quality Bond Portfolio's fundamental investment objective is to achieve high current income consistent with preservation of capital by investing primarily in investment grade fixed income securities. The Quality Bond Portfolio reserves the right to invest in convertible debt securities, preferred stocks and dividend-paying common stocks.

  o The High Yield Portfolio's fundamental investment objective is to achieve high return by maximizing current income and, to the extent consistent with that objective, capital appreciation. The High Yield Portfolio will pursue this objective by investing primarily in a diversified mix of high yield, fixed income securities involving greater volatility of price and risk of principal and income than high quality fixed income securities. The medium and lower quality debt securities in which the Portfolio may invest are known as "junk bonds."

INVESTMENT POLICIES

The following investment policies and restrictions, unless otherwise noted, are not fundamental policies of the Portfolios. They may be changed by the Board of Trustees without a shareholder vote, except as otherwise stated in this Prospectus or in the Trust's SAI.

THE ASSET ALLOCATION SERIES

The Conservative Investors Portfolio, the Balanced Portfolio and the Growth Investors Portfolio together are called the Asset Allocation Series. These Portfolios invest in a variety of fixed income and equity securities, each pursuant to a different asset allocation strategy, as described below. The term "asset allocation" is used to describe the process of shifting assets among discrete categories of investments in an effort to reduce risk while producing desired return objectives. Portfolio management, therefore, will consist not only of specific securities selection but also of setting, monitoring and changing, when necessary, the asset mix.

Each Portfolio has been designed with a view toward a different "investor profile." The "conservative investor" has a relatively short-term investment bias, either because of a limited tolerance for market volatility or a short investment horizon. This investor is averse to taking risks that may result in principal loss, even though such aversion may reduce the potential for higher long-term gains and result in lower performance during periods of equities market strength. Consequently, the asset mix for the Conservative Investors Portfolio attempts to reduce volatility while providing modest upside potential. The "growth investor" has a longer-term investment horizon and is therefore willing to take more risks in an attempt to achieve long-term growth of principal. This investor wishes, in effect, to be risk conscious without being risk averse. The asset mix for the Growth Investors Portfolio attempts to provide for upside potential without excessive volatility.

The "balanced investor" is somewhat less aggressive than the growth investor and seeks a medium to long-term investment posture. This investor is sensitive to risk, but is willing to take on some risk in seeking high total return. Consequently, the asset mix for the Balanced Portfolio attempts to capture a sizable portion of the market's upside while diversifying risk among asset classes.

The Trust's investment adviser has established an asset allocation committee (the Committee), all the members of which are employees of the investment adviser, which is responsible for setting and continually reviewing the asset mix ranges of each Portfolio. The Committee meets at least twice each month. Under normal market conditions, the Committee is expected to change allocation ranges approximately three to five times per year. However, the Committee has broad latitude to establish the frequency, as well as the magnitude, of allocation changes within the guidelines established for each Portfolio. During periods of severe market disruption, allocation ranges may change frequently. It is also possible that in periods of stable and consistent outlook no change will be made. The Committee's decisions are based on a variety of factors, including liquidity, portfolio size, tax consequences and general market conditions, always within the context of the appropriate investor profile for each Portfolio. Consequently, asset mix decisions for the Conservative Investors Portfolio particularly emphasize risk assessment of each asset class viewed over the shorter term, while decisions for the Growth Investors Portfolio are principally based on the longer term total return potential for each asset class.

When the Committee establishes a new allocation range for a Portfolio, it also prescribes the length of time during which that Portfolio should achieve an asset mix within the new range. To achieve a new asset mix, the Portfolios look first to available cash flow. If cash flow proves insufficient to achieve the desired asset mix, the Portfolios will sell securities and reinvest the proceeds in the appropriate asset class.

The Asset Allocation Series Portfolios are permitted to use a variety of hedging techniques to attempt to control stock market, interest rate and currency risks. Each of the Portfolios in the Asset Allocation Series may make loans of up to 50% of its total portfolio securities. Each of the Portfolios in the Asset Allocation Series may write covered call and put options and may purchase call and put options on all the types of securities in which it may invest, as well as securities indexes and foreign currencies. Each Portfolio may also purchase and sell stock index, interest rate and foreign currency futures contracts and options thereon, as well as forward foreign currency exchange contracts. See "Investment Techniques--Forward Foreign Currency Exchange Contracts," below.

Risk Factors. In addition to the risk factors associated with certain types of securities in which the Portfolios in the Asset Allocation Series may invest, and in addition to the risk of loss inherent in any securities ownership, there is associated with these Portfolios the risk that the investment adviser will not accurately assess and respond to changing market conditions. While the investment adviser has established the Committee to help it anticipate and respond positively to changes in market conditions, there can be no assurance that this goal will be achieved. Furthermore, there may be additional operating expenses for these Portfolios during periods of frequently changing asset mix ranges.

CONSERVATIVE INVESTORS PORTFOLIO--INVESTMENT POLICIES

The Conservative Investors Portfolio attempts to achieve its investment objective by allocating varying portions of its assets to high quality, publicly traded fixed income securities (including money market instruments and cash) and publicly traded common stocks and other equity securities of United States and non-United States issuers. All fixed income securities held by the Portfolio will be of investment grade. This means that they will be in one of the top four rating categories assigned by S&P or Moody's Investors Service, Inc. (Moody's). Equity securities invested in by the Portfolio will consist of the types of securities in which the Common Stock Portfolio may invest and may include convertible securities. No more than 15% of the Portfolio's assets will be invested in securities of non-United States issuers. See "Investment Techniques--Foreign Securities and Currencies," below.

The Portfolio will at all times hold at least 40% of its assets in investment grade fixed income securities, each having a duration of less than that of a 10-year Treasury bond (the Fixed Income Core). Duration is a measure that relates the price volatility of a bond to changes in interest rates. The duration of a bond is the weighted average term to maturity, expressed in years, of the present value of all future cash flows, including coupon payments and principal repayments. Thus, by definition, duration is always less than or equal to full maturity. As of December 31, 1994, the duration of a 10-year Treasury bond was considered to be 7.0 years.

The Portfolio is generally expected to hold approximately 70% of its assets in fixed income securities (including the Fixed Income Core) and 30% in equity securities. Actual asset mixes will be adjusted in response to economic and credit market cycles. The fixed income asset class will always comprise at least 50%, but never more than 90%, of the Portfolio's total assets. The equity class will always comprise at least 10%, but never more than 50%, of the Portfolio's total assets.

BALANCED PORTFOLIO--INVESTMENT POLICIES

The Balanced Portfolio attempts to achieve its objective by investing varying portions of its assets in publicly-traded equity and debt securities and money market instruments. The Balanced Portfolio attempts to achieve long-term growth of capital by investing in common stock and other equity-type instruments. It will try to achieve a competitive level of current income and capital appreciation through investments in publicly traded debt securities and a high level of current income through investments in money market instruments.

The portion of the Balanced Portfolio's assets invested in each type of security will vary in accordance with economic conditions, the general level of common stock prices, interest rates and other relevant considerations, including the risks associated with each investment medium. Although the Balanced Portfolio will seek to reduce the risks associated with any one investment medium by utilizing a variety of investments, performance will depend upon the investment adviser's ability to assess accurately and react to changing market conditions.

The Balanced Portfolio will at all times hold at least 25% of its assets in fixed income securities (including, for these purposes, that portion of the value of securities convertible into common stock which is attributable to the fixed income characteristics of those securities). The Portfolio's equity securities will always comprise at least 25%, but never more than 75%, of the Portfolio's total assets. Consequently, the Portfolio will have "Core Holdings" of at least 25% fixed income securities and 25% equity securities. Over time, holdings by the Portfolio are currently expected to average approximately 50% in fixed income securities and approximately 50% in equity securities. Actual asset mixes will be adjusted in response to economic and credit market cycles.

The equity securities invested in by the Balanced Portfolio will consist of the types of securities in which the Common Stock Portfolio may invest. The money market securities will consist of the types of securities and credit quality in which the Money Market Portfolio may invest. The debt securities will consist principally of bonds, notes, debentures and equipment trust certificates. The Portfolio may also buy debt securities with equity features such as conversion or exchange rights or warrants for the acquisition of stock or participations based on revenues, rates or profits. These debt securities will principally be investment grade securities rated at least Baa by Moody's or BBB by S&P, or will be issued or guaranteed by the U.S. Government, its agencies or instrumentalities. If such Baa or BBB debt securities held by the Portfolio fall below those ratings, the Portfolio will not be obligated to dispose of them and may continue to hold them if the investment adviser considers them appropriate investments


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under the circumstances. In addition, the Balanced Portfolio may at times hold some of its assets in cash. The Portfolio may invest no more than 20% of its total assets in foreign securities. See "Investment Techniques--Foreign Securities and Currencies," below. The Portfolio may make secured loans of up to 50% of its total portfolio securities. See "Investment Techniques--Securities Lending," below. The Balanced Portfolio may write covered call and put options and may purchase call and put options on all the types of securities in which it may invest, as well as securities indexes and foreign currencies. The Balanced Portfolio may also purchase and sell stock index, interest rate and foreign currency futures contracts and options thereon. See "Investment Techniques--Options," "Investment Techniques-- Futures" and "Investment Techniques--Risk Factors in Options and Futures," below.

GROWTH INVESTORS PORTFOLIO--INVESTMENT POLICIES

The Growth Investors Portfolio attempts to achieve its investment objective by allocating varying portions of its assets to a number of asset classes. Equity investments will include common stocks that are listed on national securities exchanges as well as those that are traded over-the-counter and also equity-type securities, which may include preferred stock and convertible securities, and include securities issued by intermediate and small-sized companies with favorable growth prospects. More risk is associated with investment in intermediate and small-sized companies because they are often dependent on only one or two products. They are more vulnerable to competition from larger companies with greater resources and to economic conditions affecting their market sector. Intermediate and small-sized companies may be new, without long business or management histories, and perceived by the market as unproven. Their securities may be held primarily by insiders or institutional investors, which may affect marketability. The prices of these stocks often fluctuate more than the overall stock market. Fixed income investments will include investment grade fixed income securities (including cash and money market instruments) as well as securities that have a high current yield and that are either rated in the lower categories by nationally recognized statistical rating organizations NRSROs (i.e., Baa or lower by Moody's or BBB or lower by S&P) or are unrated. For a discussion of the risks associated with investment in these higher yielding securities, see "Investment Techniques--Fixed Income Securities"; "Investment Techniques--Risk Factors of Lower Rated Fixed Income Securities," below. For the fiscal year ended December 31, 1994, approximately 20.4% of the Portfolio was invested in fixed income securities in the following rating categories, determined on a dollar weighted basis: 12.9% in securities rated AAA or its equivalent, 6.4% in securities rated BB or its equivalent and 1.1% in securities rated B or its equivalent. Of these securities, all were rated by an NRSRO. No more than 30% of the Portfolio's assets will be invested in securities of non-United States issuers. See "Investment Techniques--Foreign Securities and Currencies," below.

The Portfolio will at all times hold at least 40% of its assets in publicly traded common stocks and other equity securities of the type purchased by the Common Stock Portfolio (the Equity Core). The Portfolio is generally expected to hold approximately 70% of its assets in equity securities (including the Equity Core) and 30% in fixed income securities. Actual asset mixes will be adjusted in response to economic and credit market cycles. The fixed income asset class will always comprise at least 10%, but never more than 60%, of the Portfolio's total assets. The equity class will always comprise at least 40%, but never more than 90%, of the Portfolio's total assets.

THE EQUITY SERIES

GROWTH AND INCOME PORTFOLIO--INVESTMENT POLICIES

The Growth and Income Portfolio seeks to maintain a portfolio yield above that of issuers comprising the S&P 500 Index and to achieve (in the long run) a rate of growth in portfolio income that exceeds the rate of inflation. The Growth and Income Portfolio will generally invest in common stocks of "blue chip" issuers, i.e., those (1) which have a total market capitalization of at least $1 billion, (2) which pay periodic dividends and (3) whose common stock is in the highest four issuer ratings for S&P (i.e., A+, A, A-or B+) or Moody's (i.e., High Grade, Investment Grade, Upper Medium Grade or Medium Grade) or, if unrated, is determined to be of comparable quality by the Trust's investment adviser. It is expected that on average the dividend rate of these issuers will exceed the average rate of issuers constituting the S&P 500 Index.

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


The Growth and Income Portfolio may invest without limit in securities convertible into common stocks which include convertible bonds, convertible preferred stocks and warrants convertible into common stocks. The Growth and Income Portfolio may invest up to 30% of its total assets in high yield, high risk convertible securities rated at the time of purchase below investment grade (i.e., rated Ba or lower by Moody's or BB or lower by S&P or determined by the Trust's investment adviser to be of comparable quality). Convertible securities normally provide a higher yield than the underlying stock but lower than a fixed income security without the convertible feature. Also, the price of a convertible security will normally vary to some degree with changes in the price of the underlying common stock although in some market conditions the higher yield tends to make the convertible security less volatile than the underlying common stock. In addition, the price of a convertible security will also vary to some degree inversely with interest rates. For additional discussion of the risks associated with investment in lower- rated securities, see "Investment Techniques--Fixed Income Securities" and "Investment Techniques--Risk Factors of Lower Rated Fixed Income Securities," below. For more information concerning the bond ratings assigned by Moody's and S&P, see Appendix B.

The Growth and Income Portfolio does not expect to invest more than 25% of its total assets in foreign securities, although it may do so without limit. It may enter into foreign currency futures contracts (and related options), forward foreign currency exchange contracts and options on currencies for hedging purposes. See "Investment Techniques--Forward Foreign Currency Exchange Contracts," below.

The Growth and Income Portfolio may write covered call and put options on securities and securities indexes for hedging purposes or to enhance its return and may purchase call and put options on securities and securities indexes for hedging purposes. The Growth and Income Portfolio may also purchase and sell securities index futures contracts and may write and purchase options thereon for hedging purposes. See "Investment Techniques--Options," "Investment Techniques--Futures," and "Investment Techniques-- Risk Factors in Options and Futures," below.

For temporary defensive purposes, the Growth and Income Portfolio may invest in certain money market instruments. See "Investment Techniques--Certain Money Market Instruments," below.

EQUITY INDEX PORTFOLIO--INVESTMENT POLICIES

The Equity Index Portfolio's investment objective is to seek a total return before expenses that approximates the total return performance of the S&P 500 Index (Index), including reinvestment of dividends, at a risk level consistent with that of the Index. The Index is a widely publicized index that tracks 500 companies traded on the New York and American Stock Exchanges and in the over-the- counter market. It is weighted by market value so that each company's stock influences the Index in proportion to its market importance. While most issuers are among the 500 largest U.S. companies in terms of aggregate market value, some other stocks are included by S&P for purposes of diversification. The value of the Index may change over time due to a variety of factors, including economic factors and events affecting issuers included in the Index.

In managing the Equity Index Portfolio, the Trust's investment adviser will not utilize customary economic, financial or market analyses or other traditional investment techniques. Rather, the investment adviser will use proprietary modeling techniques to construct a portfolio which it believes will, in the aggregate, approximate the performance results of the Index. The investment adviser will first select from the largest capitalization securities in the Index on a capitalization-weighted basis. Generally, the largest capitalization securities reasonably track the Index because the Index is significantly influenced by a small number of securities. However, selecting securities on the basis of their capitalization alone would distort the Equity Index Portfolio's industry diversification, and therefore economic events could potentially have a dramatically different impact on the performance of the Equity Index Portfolio from that of the Index. Recognizing this fact, the modeling techniques also consider industry diversification when selecting investments for the Equity Index Portfolio. The investment adviser also seeks to diversify the Equity Index Portfolio's assets with respect to market capitalization. As a result, the Equity Index Portfolio will include securities of smaller and medium-sized capitalization companies in the Index.

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


Although the modeling techniques are intended to produce a portfolio whose performance approximates that of the Index (before expenses), there can be no assurance that these techniques will reduce "tracking error" (i.e., the difference between the Equity Index Portfolio's investment results (before expenses) and the Index's). Tracking error may arise as a result of brokerage costs, fees and operating expenses and a lack of correlation between the Equity Index Portfolio's investments and the Index.

Cash may be accumulated in the Equity Index Portfolio until it reaches approximately 1% of the value of the Equity Index Portfolio at which time such cash will be invested in common stocks as described above. Accumulation of cash increases tracking error. The Equity Index Portfolio will, however, remain substantially fully invested in common stocks even when common stock prices are generally falling. Also, adverse performance of a stock will ordinarily not result in its elimination from the Equity Index Portfolio.

In order to reduce brokerage costs, maintain liquidity to meet shareholder redemptions or minimize tracking error when the Equity Index Portfolio holds cash, the Equity Index Portfolio may from time to time buy and hold futures contracts on the Index and options on such futures contracts. See "Investment Techniques--Futures" and "Investment Techniques--Risk Factors in Options and Futures," below. The contract value of futures contracts purchased by the Equity Index Portfolio plus the contract value of futures contracts underlying call options purchased by the Equity Index Portfolio will not exceed 20% of the Equity Index Portfolio's total assets.

The Equity Index Portfolio may seek to increase income by lending securities with a value of up to 50% of its total assets to brokers-dealers. See "Investment Techniques--Securities Lending," below.

COMMON STOCK PORTFOLIO--INVESTMENT POLICIES


The Common Stock Portfolio attempts to achieve its investment objective by investing primarily in common stocks and other equity-type securities that the Trust's investment adviser believes will share in the growth of the nation's economy over a long period.

Most of the time, the Common Stock Portfolio will invest primarily in common stocks that are listed on national securities exchanges. Smaller amounts will be invested in stocks that are traded over-the- counter and in other equity-type securities (such as preferred stocks or convertible debt instruments). Current income is an incidental consideration. The Common Stock Portfolio generally will not invest more than 20% of its total assets in foreign securities. See "Investment Techniques--Foreign Securities and Currencies," below.


If, in light of economic conditions and the general level of common stock prices, it appears that the Portfolio's investment objective will not be met by using all its assets to buy equities, the Common Stock Portfolio may also use part of its assets to make nonequity investments. These could include buying securities such as nonparticipating and nonconvertible preferred stocks and certain fixed income securities. Fixed income securities will include investment grade bonds and debentures and money market instruments, as well as securities that have a high current yield because they are either rated in the lower categories by NRSROs (i.e., Baa or lower by Moody's or BBB or lower by S&P) or are unrated. For a discussion of the risks associated with investment in these higher yielding securities, see "Investment Techniques--Fixed Income Securities" and "Investment Techniques--Risk Factors of Lower Rated Fixed Income Securities," below. For the fiscal year ended December 31, 1994, less than 1% of the average assets of the Portfolio were invested in higher yielding securities.

The Common Stock Portfolio may make temporary investments in money market instruments of the same type and credit quality in which the Money Market Portfolio may invest. The Portfolio may make secured loans of up to 50% of its total portfolio securities. See "Investment Techniques--Securities Lending," below. The Common Stock Portfolio may write covered call and put options and may buy call and put options on individual common stocks and other equity-type securities, securities indexes, and foreign currencies. The Portfolio may also purchase and sell stock index and foreign currency futures contracts and options thereon. See "Investment Techniques--Options," "Investment Techniques-- Futures," and "Investment Techniques--Risk Factors in Options and Futures," below.


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


GLOBAL PORTFOLIO--INVESTMENT POLICIES


The Global Portfolio attempts to achieve its objective by investing primarily in a diversified portfolio of equity securities selected principally to permit participation in established non-United States companies with prospects for growth, as well as in securities issued by United States companies. These non-United States companies may have operations in the United States, in their country of incorporation or in other countries. The Global Portfolio intends to diversify investments among several countries and to have represented in the Portfolio business activities in not less than three different countries (including the United States). For temporary or defensive purposes, the Global Portfolio may at times invest substantially all of its assets in securities issued by United States companies or in cash or cash equivalents, including money market instruments issued by foreign entities.

The Global Portfolio may invest in any type of security including, but not limited to, shares, preferred or common, as well as shares of mutual funds which invest in foreign securities, bonds and other evidences of indebtedness, and other securities of issuers wherever organized and governments and their political subdivisions. Although no particular proportion of stocks, bonds or other securities is required to be maintained, the Global Portfolio, in view of its investment objective, intends under normal conditions to maintain a portfolio consisting primarily of a diversified list of equity securities. The Portfolio may make secured loans of up to 50% of its total portfolio securities. See "Investment Techniques--Securities Lending," below. The Global Portfolio may write covered call and put options and may purchase call and put options on individual equity securities, securities indexes, and foreign currencies. The Global Portfolio may also purchase and sell stock index, foreign currency and interest rate futures contracts and options on such contracts, as well as forward foreign currency exchange contracts. See "Investment Techniques--Options," "Investment Techniques--Forward Foreign Currency Exchange Contracts," "Investment Techniques--Futures," and "Investment Techniques--Risk Factors in Options and Futures," below.

Risk Factors. For a discussion of the risks associated with investments in foreign securities, see "Investment Techniques--Foreign Securities and Currencies," below.


INTERNATIONAL PORTFOLIO--INVESTMENT POLICIES

The International Portfolio attempts to achieve its objective by investing primarily in a diversified portfolio of equity securities selected principally to permit participation in non-United States companies or foreign governmental enterprises with prospects for growth. These non-United States companies may have operations in the United States, in their country of incorporation and/or in other countries. The International Portfolio intends to have represented in the Portfolio business activities in not less than three different countries and may invest anywhere in the world, including Europe, Canada, Australia, Asia, Latin America and Africa. The International Portfolio may purchase securities of developing countries, which include, among others, Mexico, Brazil, Hong Kong, India, Poland, Turkey and South Africa. The International Portfolio intends to diversify investments among several countries, although for temporary defensive purposes, the International Portfolio may at times invest substantially all of its assets in securities issued by a single major developed country (e.g., the United States) or in cash or cash equivalents, including money market instruments issued by that country.

The International Portfolio may invest in any type of investment grade, fixed income security including, but not limited to, preferred stock, convertible securities, bonds, notes and other evidences of indebtedness of foreign issuers, including obligations of foreign governments. The International Portfolio may also establish and maintain temporary cash balances in U.S. and foreign short-term high-grade money market instruments for defensive purposes or to take advantage of buying opportunities. Although no particular proportion of stocks, bonds or other securities is required to be maintained, the International Portfolio, in view of its investment objective, intends under normal market conditions to maintain a portfolio consisting primarily of a diversified list of equity securities. The International Portfolio may make loans of up to 50% of its portfolio securities. See "Investment Techniques--Securities Lending," below. The International Portfolio may write covered call and put options and may purchase call and put options on individual equity securities, securities indexes, and foreign currencies. See "Investment Techniques--Options," below. The International Portfolio may also purchase and sell stock

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


index, foreign currency and interest rate futures contracts and options on such contracts, as well as forward foreign currency exchange contracts. See "Investment Techniques--Forward Foreign Currency Exchange Contracts," "Investment Techniques--Futures," and "Investment Techniques--Risk Factors in Options and Futures," below.

Risk Factors. For a discussion of the risks associated with investments in foreign securities, see "Investment Techniques--Foreign Securities and Currencies," below.

AGGRESSIVE STOCK PORTFOLIO--INVESTMENT POLICIES


The Aggressive Stock Portfolio attempts to achieve its objective by investing primarily in common stocks and other equity-type securities issued by intermediate and small-sized companies with favorable growth prospects.

The Aggressive Stock Portfolio may also invest a portion of its assets in securities of companies in cyclical industries, companies whose securities are temporarily undervalued, companies in special situations and less widely known companies.


If, in light of economic conditions, it appears that the Aggressive Stock Portfolio's objective will not be achieved primarily through investments in common stocks, the Portfolio may also invest in other equity-type securities (such as preferred stocks and convertible debt instruments) and protective options. Under certain market conditions, the Aggressive Stock Portfolio may also invest in corporate fixed income securities, which will generally be investment grade, or invest part of its assets in cash or cash equivalents for liquidity or defensive purposes, including money market instruments rated at least Prime-1 by Moody's or A-1 by S&P. The Aggressive Stock Portfolio may invest no more than 20% of its total assets in foreign securities. See "Investment Techniques--Foreign Securities and Currencies," below. The Portfolio may make secured loans of up to 50% of its total portfolio securities. See "Investment Techniques--Securities Lending," below. The Aggressive Stock Portfolio may write covered call options and may purchase call and put options on individual equity securities, securities indexes and foreign currencies. The Aggressive Stock Portfolio may also purchase and sell stock index and foreign currency futures contracts and options thereon. See "Investment Techniques--Options," "Investment Techniques-- Futures" and "Risk Factors in Options and Futures," below.

Risk Factors. More risk is associated with investment in intermediate and small-sized companies, because they are often dependent on only one or two products. They are more vulnerable to competition from larger companies with greater resources and to economic conditions affecting their market sector. Intermediate and small-sized companies may be new, without long business or management histories, and perceived by the market as unproven. Their securities may be held primarily by insiders or institutional investors, which may affect marketability. The prices of these stocks often fluctuate more than the overall stock market.

THE FIXED INCOME SERIES

MONEY MARKET PORTFOLIO--INVESTMENT POLICIES

The Money Market Portfolio attempts to achieve its objective by investing primarily in a diversified portfolio of high-quality U.S. dollar-denominated money market instruments. The instruments in which the Portfolio invests include: (1) marketable obligations of, or guaranteed by, the U.S. Government, its agencies or instrumentalities (collectively, the U.S. Government); (2) certificates of deposit, bankers' acceptances, bank notes, time deposits and interest bearing savings deposits issued or guaranteed by
(a) domestic banks (including their foreign branches) or savings and loan associations having total assets of more than $1 billion and which are members of the Federal Deposit Insurance Corporation (FDIC) in the case of banks, or insured by the FDIC, in the case of savings and loan associations or (b) foreign banks (either by their foreign or U.S. branches) having total assets of at least $5 billion and having an issue of either commercial paper rated at least A-1 by S&P or Prime-1 by Moody's or long term debt rated at least AA by S&P or Aa by Moody's; (3) commercial paper (rated at least A-1 by S&P or Prime-1 by Moody's or, if not rated, issued by domestic or foreign companies having outstanding debt securities rated at least

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


AA by S&P or Aa by Moody's) and participation interests in loans extended by banks to such companies; (4) mortgage-backed securities and asset-backed securities; (5) corporate debt obligations with remaining maturities of less than one year, rated at least AA by S&P or Aa by Moody's, as well as corporate debt obligations rated at least A by S&P or Moody's, provided the corporation also has outstanding an issue of commercial paper rated at least A-1 by S&P or Prime-1 by Moody's; (6) floating rate or master demand notes; and (7) repurchase agreements covering securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities (see "Investment Techniques--Repurchase Agreements," below). Time deposits with maturities greater than seven days are considered to be illiquid securities.

Investments by the Money Market Portfolio are limited to those which present minimal credit risk. If a security held by the Money Market Portfolio is no longer deemed to present minimal credit risk, the Money Market Portfolio will dispose of the security as soon as practicable unless the Trustees determine that such action would not be in the best interest of the Portfolio. Purchases of securities that are unrated must be ratified by the Trustees of the Trust. Because the market value of debt obligations fluctuates as an inverse function of changing interest rates, the Portfolio seeks to minimize the effect of such fluctuations by investing only in instruments with a remaining maturity of 397 calendar days or less at the time of investment, except for obligations of the U.S. Government, its agencies, and instrumentalities which may have a remaining maturity of 762 calendar days or less. The Portfolio will maintain a dollar- weighted average portfolio maturity of 90 days or less. The Money Market Portfolio may invest up to 20% of its total assets in U.S. dollar-denominated foreign money market instruments. See "Investment Techniques--Foreign Securities and Currencies," below. The Portfolio may make secured loans of up to 50% of its total portfolio securities. See "Investment Techniques--Securities Lending," below.

INTERMEDIATE GOVERNMENT SECURITIES PORTFOLIO--INVESTMENT POLICIES

The Intermediate Government Securities Portfolio (Government Portfolio) attempts to achieve its investment objective by investing primarily in debt securities issued or guaranteed as to the timely payment of principal and interest by the U.S. Government or any of its agencies or instrumentalities (U.S. Government Securities). The Government Portfolio may also invest in repurchase agreements and forward commitments related to U.S. Government Securities. The Portfolio may seek to enhance its current return and may seek to hedge against changes in interest rates by engaging in transactions involving related options, futures and options on futures.

The Government Portfolio expects that under normal market conditions it will invest at least 80% of its total assets in U.S. Government Securities and repurchase agreements and forward commitments relating to U.S. Government Securities. U.S. Government Securities include, without limitation, the following:

  o U.S. Treasury Bills--Direct obligations of the U.S. Treasury which are issued in maturities of one year or less. No interest is paid on Treasury Bills; instead, they are issued at a discount and repaid at full face value when they mature. They are backed by the full faith and credit of the U.S. Government.

  o U.S. Treasury Notes--Direct obligations of the U.S. Treasury issued in maturities which vary between one and ten years, with interest payable every six months. They are backed by the full faith and credit of the U.S. Government.

  o U.S. Treasury Bonds--These direct obligations of the U.S. Treasury are issued in maturities more than ten years from the date of issue, with interest payable every six months. They are backed by the full faith and credit of the U.S. Government.

  o "Ginnie Maes"--Ginnie Maes are debt securities issued by a mortgage banker or other mortgagee and represent an interest in a pool of mortgages insured by the Federal Housing Administration or the Farmer's Home Administration or guaranteed by the Veteran's Administration. The Government National Mortgage Association (GNMA) guarantees the timely payment of principal and interest. Ginnie Maes, although not direct obligations of the U.S. Government, are guaranteed by the U.S. Treasury.

  o "Fannie Maes"--The Federal National Mortgage Association (FNMA) is a government- sponsored corporation owned entirely by private stockholders that purchases residential mortgages from a list of approved seller/servicers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA and supported by FNMA's right to borrow from the U.S. Treasury, at the discretion of the U.S. Treasury. Fannie Maes are not backed by the full faith and credit of the U.S. Government.

  o "Freddie Macs"--The Federal Home Loan Mortgage Corporation (FHLMC), a corporate instrumentality of the U.S. Government, issues participation certificates (PCs) which represent an interest in residential mortgages from FHLMC's National Portfolio. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government.

  o Governmental Collateralized Mortgage Obligations--These are securities issued by a U.S. Government instrumentality or agency which are backed by a portfolio of mortgages or mortgage-backed securities held under an indenture. See "Other Investments," below.

  o "Sallie Maes"--The Student Loan Marketing Association (SLMA) is a government-sponsored corporation owned entirely by private stockholders that provides liquidity for banks and other institutions engaged in the Guaranteed Student Loan Program. These loans are either directly guaranteed by the U.S. Treasury or guaranteed by state agencies and reinsured by the U.S. Government. SLMA issues both short term notes and longer term public bonds to finance its activities.

The Portfolio may also invest in "zero coupon" U.S. Government Securities which have been stripped of their unmatured interest coupons and receipts or in certificates representing undivided interests in such stripped U.S. Government Securities and coupons. These securities tend to be more volatile than other types of U.S. Government Securities.

Guarantees of the Portfolio's securities by the U.S. Government or its agencies or instrumentalities guarantee only the payment of principal at maturity and interest when due on the guaranteed securities, and do not guarantee the securities' yield or value or the yield or value of the Government Portfolio's shares.

The Portfolio buys and sells securities with a view to maximizing current return without, in the view of the investment adviser, undue risk to principal. Potential capital gains resulting from possible changes in interest rates will not be a major consideration. The Portfolio may take full advantage of a wide range of maturities of U.S. Government Securities and may adjust the dollar-weighted average maturity of its portfolio from time to time, depending on its assessment of relative yields on securities of different maturities and the expected effect of future changes in interest rates on the market value of the Portfolio's portfolio. However, at all times, each instrument in the Portfolio will have either a final maturity of not more than ten years or a duration not exceeding that of a 10-year Treasury note. Duration is a measure that relates the price volatility of a security to changes in interest rates. The duration of a security is the weighted average term to maturity, expressed in years, of the present value of all future cash flows, including coupon payments and principal repayments. Thus, by definition, duration is always less than or equal to full maturity. As of December 31, 1994, the duration of a 10-year Treasury bond was considered to be 7.0 years. The Portfolio may also invest a substantial portion of its assets in money market instruments. See "Investment Techniques--Certain Money Market Instruments," below.

It is a fundamental policy of the Government Portfolio that under normal market conditions it will invest at least 65% of its total assets in U.S. Government Securities and repurchase agreements and forward commitments relating to U.S. Government Securities.

Other Investments. The Government Portfolio may also purchase collateralized mortgage obligations (CMOs) issued by non-governmental issuers and securities issued by a real estate mortgage investment conduit (REMIC). See "Investment Techniques--Mortgage-Backed and Asset-Backed Securities," below. The Government Portfolio will purchase only CMOs collateralized by U.S. Government Securities. However, CMOs issued by entities other than U.S. Government agencies or instrumentalities and securities issued by REMICs are not considered U.S. Government Securities for purposes of the investment policies of the Government Portfolio even though the CMOs may be collateralized by U.S. Government Securities. Such securities will generally be investment grade. In the event such securities fall below investment grade, the Portfolio will not be obligated to dispose of such securities and may continue to hold such securities if, in the opinion of the investment adviser, such investment is considered appropriate under the circumstances.

In order to enhance its current return and to reduce fluctuations in net asset value, the Portfolio may write call and put options on U.S. Government Securities which are "covered" as described herein and may purchase call and put options on U.S. Government Securities. The Portfolio may also enter into interest rate futures contracts with respect to U.S. Government Securities, and may write and purchase options thereon. See "Investment Techniques--Options" and "Investment Techniques--Futures," below.

The Portfolio may also enter into forward commitments for the purchase of U.S. Government Securities, purchase such securities on a when-issued or delayed delivery basis, make secured loans of its portfolio securities without limitation and enter into repurchase agreements with respect to U.S. Government Securities with commercial banks and registered broker-dealers. See "Investment Techniques--Forward Commitments and When-Issued and Delayed Delivery Securities," below.

The Portfolio may make short sales involving either securities retained in the Portfolio's portfolio or securities which the Portfolio has the absolute right to acquire without additional consideration.

Special Considerations. U.S. Government Securities are considered among the safest of fixed income investments. As a result, however, their yields are generally lower than the yields available from corporate debt securities. As with other mutual funds, the value of the Portfolio's shares will fluctuate with the value of its investments. The value of the Portfolio's investments will change as the general level of interest rates fluctuates. During periods of falling interest rates, the values of U.S. Government Securities generally rise. Conversely, during periods of rising interest rates, the values of U.S. Government Securities generally decline. In an effort to preserve the capital of the Portfolio when interest rates are generally rising, the investment adviser may shorten the average maturity of the U.S. Government Securities in the Portfolio's portfolio. Because the principal values of U.S. Government Securities with shorter maturities are less affected by rising interest rates, a portfolio with a shorter average maturity will generally diminish less in value during such periods than a portfolio of longer average maturity. Since U.S. Government Securities with shorter maturities, however, generally have a lower yield to maturity, the Portfolio's current return based on its net asset value will generally be lower as a result of such action than it would have been had such action not been taken. Ginnie Maes and other mortgage-backed or mortgage related securities in which the Portfolio invests may not be an effective means of "locking in" favorable long-term interest rates since the Portfolio must reinvest scheduled and unscheduled principal payments relating to such securities. At the time principal payments or prepayments are received by the Portfolio and reinvested, prevailing interest rates may be higher or lower than the Portfolio's current yield.

At times when the Portfolio has written call options, its ability to profit from declining interest rates will be limited. Any resulting appreciation in the value of the Portfolio would likely be partially or wholly offset by the losses on call options written by the Portfolio. The termination of option positions under such conditions would result in the realization of capital losses, which would reduce the amounts available for distribution to shareholders.

QUALITY BOND PORTFOLIO--INVESTMENT POLICIES

The Quality Bond Portfolio expects to invest in readily marketable securities with relatively attractive yields, but which do not, in the opinion of the Trust's investment adviser, involve undue risk of loss of capital. The Quality Bond Portfolio will follow a policy of investing at least 65% of its total assets in securities which at the time of purchase are rated at least Baa by Moody's or BBB by S&P, or in unrated fixed income securities determined by the investment adviser to be of comparable quality. In the event that the credit rating of a security held by the Quality Bond Portfolio falls below investment grade (or, in the case of unrated securities, the investment adviser determines that the quality of such security has deteriorated below investment grade), the Quality Bond Portfolio will not be obligated to dispose of such security and may continue to hold the obligation if, in the opinion of the investment adviser, such investment is considered appropriate in the circumstances. The Quality Bond Portfolio will also seek to maintain an average aggregate quality rating of its portfolio securities of at least A (Moody's and S&P). For more information concerning the bond ratings assigned by Moody's and S&P, see Appendix B.

The Quality Bond Portfolio has complete flexibility as to the types of securities in which it will invest and the relative proportions thereof, and the Quality Bond Portfolio plans to vary the proportions of its holdings of long- and short-term fixed income securities (including debt securities, convertible debt securities and U.S. Government obligations) and preferred stocks in order to reflect its assessment of prospective cyclical changes even if such action may adversely affect current income. The Quality Bond Portfolio will not, however, invest more than 5% of its total assets in the securities of any one issuer, excepting U.S. Government obligations, although up to 25% of the total assets of the Portfolio may be invested without regard to this restriction. Further, the Quality Bond Portfolio will not own more than 10% of the outstanding voting securities of any issuer.

The Quality Bond Portfolio may invest in foreign securities. The Quality Bond Portfolio will not invest more than 20% of its total assets in securities denominated in currencies other than the U.S. dollar. See "Investment Techniques--Foreign Securities and Currencies," below. The Quality Bond Portfolio may enter into foreign currency futures contracts (and related options), forward foreign currency exchange contracts and options on foreign currencies for hedging purposes. See "Investment Techniques--Forward Foreign Currency Exchange Contracts," below.

For temporary defensive purposes, the Quality Bond Portfolio may invest in certain money market instruments. See "Investment Techniques--Certain Money Market Instruments," below.

The Quality Bond Portfolio may purchase put and call options written by others and write covered put and call options overlying the types of securities in which the Quality Bond Portfolio may invest. The Quality Bond Portfolio also intends to write covered call options for cross-hedging purposes. A call option is for cross-hedging purposes if it is designed to provide a hedge against a decline in value of another security which the Portfolio owns or has the right to acquire. See "Investment Techniques--Options," below.

Interest Rate Transactions. The Quality Bond Portfolio may seek to protect the value of its investments from interest rate fluctuations by entering into various hedging transactions, such as interest rate swaps and the purchase or sale of interest rate caps and floors. The Portfolio expects to enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its portfolio. The Quality Bond Portfolio may also enter into these transactions to protect against an increase in the price of securities the Portfolio anticipates purchasing at a later date. The Quality Bond Portfolio intends to use these transactions as a hedge and not as a speculative investment. Interest rate swaps involve the exchange by the Quality Bond Portfolio with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments on a notional principal amount from the party selling such interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling such interest rate floor.

The Quality Bond Portfolio may enter into interest rate swaps, caps and floors on either an asset-based or liability-based basis depending on whether it is hedging its assets or its liabilities, and will only enter into such swaps, caps and floors on a net basis, i.e., the two payment streams are netted out, with the Quality Bond Portfolio receiving or paying, as the case may be, only the net amount of the two payments. The net amount of the excess, if any, of the Quality Bond Portfolio's obligations over its entitlements with respect to each interest rate swap, cap or floor will be accrued on a daily basis and an amount of cash or liquid securities having an aggregate net asset value at least equal to the accrued excess will be maintained in a segregated account by the custodian. The Quality Bond Portfolio will not enter into any interest rate swap, cap or floor transaction unless the unsecured senior debt or the claims-paying ability of the other party thereto is rated in the highest rating category of at least one NRSRO at the time of entering into such transaction. If there is a default by the other party to such a transaction, the Quality Bond Portfolio will have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and agents. As a result, the swap market has become well established and provides a degree of liquidity. Caps and floors are more recent innovations which tend to be less liquid than swaps.

Zero Coupon Securities. To the extent consistent with its investment objective, the Quality Bond Portfolio may invest in "zero coupon" securities, which are debt securities that have been stripped of their unmatured interest coupons, and receipts or certificates representing interests in such stripped debt obligations and coupons. A zero coupon security pays no interest to its holder during its life. Its value to an investor consists of the difference between its face value at the time of maturity and the price for which it was acquired, which is generally an amount significantly less than its face value. Accordingly, such securities usually trade at a deep discount from their face or par value and will be subject to greater fluctuations of market value in response to changing interest rates than debt obligations of comparable maturities that make current distributions of interest. The Quality Bond Portfolio may also invest in "pay-in-kind" debentures (i.e., debt obligations the interest on which may be paid in the form of additional obligations of the same type rather than cash) which have characteristics similar to zero coupon securities.

The Quality Bond Portfolio may invest in collateralized mortgage obligations or CMOs. See "Investment Techniques--Mortgage-Backed and Asset-Backed Securities," below. The Portfolio may purchase and sell interest rate futures contracts and options thereon and may make loans of securities with a value of up to 50% of its total assets. See "Investment Techniques--Futures," "Investment Techniques--Risk Factors in Options and Futures" and "Investment Techniques--Securities Lending," below.

HIGH YIELD PORTFOLIO--INVESTMENT POLICIES

The High Yield Portfolio attempts to achieve its objective by investing primarily in a diversified mix of high yield, fixed income securities potentially involving greater volatility of price and risk of principal and income than high quality fixed income securities.

Ordinarily, the Portfolio will invest a portion of its funds in fixed income securities which have a high current yield and that are either rated in the lower categories of NRSROs (i.e., rated Baa or lower by Moody's or BBB or lower by S&P) or are unrated. The Portfolio may also make temporary investments in money market instruments of the same type as the Money Market Portfolio. The Portfolio will not invest more than 10% of its total assets in
(i) fixed income securities which are rated lower than B3 or B- or their equivalents by one NRSRO or if unrated are of equivalent quality as determined by the investment adviser, and (ii) money market instruments of any entity which has an outstanding issue of unsecured debt that is rated lower than B3 or B- or their equivalents by an NRSRO or if unrated is of equivalent quality as determined by the investment adviser; however, this restriction will not apply to (i) fixed income securities which, in the opinion of the investment adviser, have similar characteristics to securities which are rated B3 or higher by Moody's or B- or higher by S&P, or (ii) money market instruments of any entity that has an unsecured issue of outstanding debt which, in the opinion of the investment adviser, has similar characteristics to securities which are so rated. See Appendix B, "Description of Bond Ratings," for a description of each rating category. In the event that any securities held by the High Yield Portfolio fall below those ratings, the Portfolio will not be obligated to dispose of such securities and may continue to hold such securities if, in the opinion of the investment adviser, such investment is considered appropriate under the circumstances.

For the fiscal year ended December 31, 1994, the approximate percentages of the Portfolio's average assets invested in securities of each rating category, determined on a dollar weighted basis, were as follows: 8.5% in securities rated AAA or its equivalent, 16.5% in securities rated BB or its equivalent, 64.2% in securities rated B or its equivalent and 1.6% in securities rated C or its equivalent. Of these securities, 90.8% were rated by an NRSRO and 9.2% were unrated. All of the unrated securities were considered by the investment adviser to be of comparable quality to the Portfolio's investments rated by an NRSRO.

The Portfolio may also invest in fixed income securities which are providing high current yields because of risks other than credit, such as prepayment risks, in the case of mortgage-backed securities, or currency risks, in the case of non-U.S. dollar denominated foreign securities. Smaller amounts may also be invested in common stocks and other equity-type securities (such as convertible debt securities). See "Investment Techniques--Fixed Income Securities" and "Investment Techniques--Risk Factors of Lower Rated Fixed Income Securities," below.

The High Yield Portfolio will be managed to maximize current income by taking advantage of market developments, yield disparities and variations in the creditworthiness of issuers. Substantially all of the Portfolio's investments will be income producing. The Portfolio will use various strategies in attempting to achieve its objective. The Portfolio may make secured loans of its portfolio securities without limitation. See "Investment Techniques--Securities Lending," below. In order to enhance its current return and to reduce fluctuations in net asset value, the Portfolio may write covered call and put options and may purchase call and put options on individual fixed income securities, securities indexes and foreign currencies. The Portfolio may also purchase and sell stock index, interest rate and foreign currency futures contracts and options thereon. See "Investment Techniques--Options," "Investment Techniques-- Futures," and "Risk Factors in Options and Futures," below.


INVESTMENT TECHNIQUES


The Portfolios have the flexibility to invest, within limits, in a variety of instruments designed to enhance their investment capabilities. All of the Portfolios, other than the Equity Index Portfolio, may make investments in repurchase agreements, and all of the Portfolios may purchase or sell securities on a when-issued, delayed delivery or forward commitment basis. The Portfolios, other than the Money Market and the Equity Index Portfolios, may write (i.e., sell) covered put and call options and buy put and call options on securities and securities indexes. The Portfolios, other than the Money Market, Equity Index and Government Portfolios, may also write covered put and call options and buy put and call options on foreign currencies. The Balanced, Common Stock, Aggressive Stock, High Yield, Global, International, Conservative Investors, Growth Investors, Government, Quality Bond, Growth and Income and Equity Index Portfolios may use exchange-traded financial futures contracts, and options thereon. A brief description of certain of these investment instruments and their risks appears below. More detailed information is to be found in the SAI.


MORTGAGE-BACKED AND ASSET-BACKED SECURITIES

The Portfolios, other than the Equity Index Portfolio, may invest in mortgage-backed securities, which are mortgage loans made by banks, savings and loan institutions and other lenders that are assembled into pools, that are (i) issued by an agency of the U.S. Government (such as GNMA) whose securities are guaranteed by the U.S. Treasury, (ii) issued by an instrumentality of the U.S. Government (such as FNMA) whose securities are supported by the instrumentality's right to borrow from the U.S. Treasury, at the discretion of the U.S. Treasury, though not backed by the full faith and credit of the U.S. Government itself, or (iii) collateralized by U.S. Treasury obligations or U.S. Government agency securities. Interests in such pools are described in this prospectus as mortgage-backed securities. The Portfolios, other than the Equity Index Portfolio, may invest in (i) mortgage-backed securities, including GNMA, FNMA and FHLMC certificates, (ii) CMOs that are issued by non-governmental entities and collateralized by U.S. Treasury obligations or by U.S. Government agency or instrumentality securities, (iii) REMICs and (iv) other asset-backed securities. Other asset-backed securities (unrelated to mortgage loans) may include securities such as certificates for automobile receivables (CARS) and credit card receivable securities (CARDS) as well as other asset-backed securities that may be developed in the future.

The rate of return on mortgage-backed securities, such as GNMA, FNMA and FHLMC certificates and CMOs, and, to a lesser extent, asset-backed securities may be affected by early prepayment of principal on the underlying loans or receivables. Prepayment rates vary widely and may be affected by changes in market interest rates. It is not possible to accurately predict the average life of a particular mortgage pool or pool of loans or receivables. Reinvestment of principal may occur at higher or lower rates than the original yield. Therefore, the actual maturity and realized yield on mortgage-backed securities and, to a lesser extent, asset-backed securities will vary based upon the prepayment experience of the underlying pool of mortgages or pool of loans or receivables.


The fixed rate mortgage-backed and asset-backed securities in which the Money Market Portfolio invests will have remaining maturities of less than one year. The Portfolios may also invest in floating or variable rate mortgage-backed and asset-backed securities on the same terms as they may invest in floating or variable rate notes, described below under "Certain Money Market Instruments."


CERTAIN MONEY MARKET INSTRUMENTS

All of the Portfolios may utilize money market instruments, including certificates of deposit, time deposits, bankers' acceptances, bank notes and other short-term debt obligations issued by commercial banks and certificates of deposit, time deposits, and other short-term obligations issued by savings and loan associations (S&Ls). Certificates of deposit are receipts from a bank or an S&L for funds deposited for a specified period of time at a specified rate of return. Time deposits in banks or S&Ls are generally similar to certificates of deposit, but are uncertificated. Bankers' acceptances are time drafts drawn on commercial banks by borrowers, usually in connection with international commercial transactions.

The Portfolios, other than the Equity Index Portfolio, may also use commercial paper, meaning short- term, unsecured promissory notes issued by corporations to finance their short-term credit needs. In addition, these Portfolios may invest in variable or floating rate notes. Variable and floating rate notes provide for automatic establishment of a new interest rate at fixed periodic intervals (e.g., daily, monthly) or whenever some specified interest rate changes. The interest rate on variable or floating rate securities is ordinarily determined by reference to some other objective measure such as the U.S. Treasury bill rate. Many floating rate notes have put or demand features which allow the holder to put the note back to the issuer or the broker who sold it at certain specified times and upon notice. Floating rate notes without such a put or demand feature, or in which the notice period is greater than seven days, may be considered illiquid securities.


FIXED INCOME SECURITIES

Fixed income securities include preferred and preference stocks and all types of debt obligations of both domestic and foreign issuers (such as bonds, debentures, notes, equipment lease certificates, equipment trust certificates, conditional sales contracts, commercial paper, mortgage-backed securities and obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities).

Corporate debt securities may bear fixed, contingent or variable rates of interest and may involve equity features, such as conversion or exchange rights or warrants for the acquisition of stock of the same or a different issuer or participation based on revenues, sales or profits or the purchase of common stock in a unit transaction (where corporate debt securities and common stock are offered as a unit).

RISK FACTORS OF LOWER RATED FIXED INCOME SECURITIES

Fixed income investments that have a high current yield and that are either rated in the lower categories by NRSROs (i.e., Baa or lower by Moody's or BBB or lower by S&P) or are unrated are known as "junk bonds" and are regarded as predominantly speculative with respect to the issuer's continuing ability to meet principal and interest payments. Because investment in medium and lower quality bonds involves greater investment risk, achievement of a Portfolio's investment objective will be more dependent on the investment adviser's analysis than would be the case if that Portfolio were investing in higher quality bonds. Medium and lower quality bonds may be more susceptible to real or perceived adverse economic and individual corporate developments than would investment grade bonds. For example, a projected economic downturn or the possibility of an increase in interest rates could cause a decline in high yield bond prices because such an event might lessen the ability of highly leveraged high yield issuers to meet their principal and interest payment obligations, meet projected business goals or obtain additional financing. In addition, the secondary trading market for medium and lower quality bonds may be less liquid than the market for investment grade bonds. This potential lack of liquidity may make it more difficult for the investment adviser to value accurately certain portfolio securities. Further, as with many corporate bonds (including investment grade issues), there is the risk that certain high yield bonds containing redemption or call provisions may be called by the issuers of such bonds in a declining interest rate market, and the relevant Portfolio would then have to replace such called bonds with lower yielding bonds, thereby decreasing the net investment income to the Portfolio. Prepayment of mortgages underlying mortgage-backed securities, even though these securities will generally be rated in the higher categories of NRSROs, may reduce their current yield and total return. However, the Trust's investment adviser intends to invest in these securities only when the potential benefits to a Portfolio are deemed to outweigh the risks.


REPURCHASE AGREEMENTS


In repurchase agreements, a Portfolio buys securities from a seller, usually a bank or brokerage firm, with the understanding that the seller will repurchase the securities at a higher price at a future date. During the term of the repurchase agreement, the Portfolio's custodian retains the securities subject to the repurchase agreement as collateral securing the seller's repurchase obligation, continually monitors on a daily basis the market value of the securities subject to the agreement and requires the seller to deposit with the Portfolio's custodian collateral equal to any amount by which the market value of the securities subject to the repurchase agreement falls below the resale amount provided under the repurchase agreement. The creditworthiness of sellers is determined by the investment adviser, subject to direction of and review by the Board of Trustees. Such transactions afford an opportunity for the Portfolio to earn a fixed rate of return on available cash at minimal market risk, although the Portfolio may be subject to various delays and risks of loss if the seller is unable to meet its obligation to repurchase. The staff of the SEC currently takes the position that repurchase agreements maturing in more than seven days are illiquid securities. No Portfolio will enter into a repurchase agreement if as a result more than 15% of the Portfolio's net assets would be invested in "illiquid securities" (except that the limitation is 10% for the Money Market Portfolio).

LOAN ASSIGNMENTS AND PARTICIPATIONS

The High Yield Portfolio may invest in participations and assignments of loans to corporate, governmental, or other borrowers originally made by institutional lenders or lending syndicates. These investments are subject to the same risks associated with fixed income securities generally. For example, loans to foreign governments will involve a risk that the governmental entities responsible for the repayment of the loan may be unable, or unwilling, to pay interest and repay principal when due. In addition, loan participations and assignments may have a lower yield because they are often not rated and may also be less liquid than other debt interests.

Even if the loans are secured, there is no assurance that the liquidation of collateral from a secured loan would satisfy the borrower's obligation, or that the collateral can be liquidated. Also, if a loan is foreclosed, the Portfolio could become part owner of any collateral, and would bear the costs and liabilities associated with owning and disposing of the collateral. In addition, it is conceivable that under emerging legal theories of lender liability, the Portfolio could be held liable as a co-lender.

A loan is often administered by a bank or other financial institution that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. Unless, under the terms of the loan or other indebtedness, the Portfolio has direct recourse against the borrower (usually not the case with loan participations), it may have to rely on the agent to apply appropriate credit remedies against a borrower. Consequently, loan participations may also be adversely affected by the insolvency of the lending bank or other intermediary.


FORWARD COMMITMENTS AND WHEN-ISSUED AND DELAYED DELIVERY SECURITIES

The Portfolios may enter into forward commitments for the purchase or sale of securities and may purchase and sell securities on a when-issued or delayed delivery basis. Forward commitments and when- issued or delayed delivery transactions arise when securities are purchased or sold by a Portfolio with payment and delivery taking place in the future in order to secure what is considered to be an advantageous price or yield to the Portfolio at the time of entering into the transaction. However, the market value of such securities may be more or less than the purchase price payable at settlement. No payment or delivery is made by the Portfolio until it receives delivery or payment from the other party to the transaction. When a Portfolio engages in forward commitments or when-issued or delayed delivery transactions, the Portfolio relies on the other party to consummate the transaction. Failure to consummate the transaction may result in the Portfolio missing the opportunity of obtaining a price or yield considered to be advantageous. Forward commitments and when-issued and delayed delivery transactions are generally expected to settle within three months from the date the transactions are entered into, although the Portfolio may close out its position prior to the settlement date. The Portfolio's custodian will maintain, in a segregated account of the Portfolio, cash, U.S. Government securities or other liquid high-grade debt obligations having a value equal to or greater than the Portfolio's purchase commitments; the custodian will likewise segregate securities sold under a forward commitment or on a delayed delivery basis. A Portfolio will sell on a forward settlement basis only securities it owns or has the right to acquire.

OPTIONS

The Portfolios, other than the Money Market and the Equity Index Portfolios, may write (sell) covered put and call options and buy put and call options, including options relating to individual securities and securities indexes. The Portfolios, other than the Money Market, Government and Equity Index Portfolios, may also write covered put and call options and buy put and call options on foreign currencies.

A call option is a contract that gives to the holder the right to buy a specified amount of the underlying security at a fixed or determinable price (called the exercise or strike price) upon exercise of the option. A put option is a contract that gives the holder the right to sell a specified amount of the underlying security at a fixed or determinable price upon exercise of the option. In the case of index options, exercises are settled through the payment of cash rather than the delivery of property. A call option on a security will be considered covered, for example, if the Portfolio holds the security upon which the option is written. The Portfolios may write call options on securities or securities indexes for the purpose of increasing their return or to provide a partial hedge against a decline in the value of their portfolio securities or both. The Portfolios may write put options on securities or securities indexes in order to earn additional income or (in the case of put options written on individual securities) to purchase the underlying security at a price below the current market price. If a Portfolio writes an option which expires unexercised or is closed out by the Portfolio at a profit, it will retain all or part of the premium received for the option, which will increase its gross income. If the option is exercised, the Portfolio will be required to sell or purchase the underlying security at a disadvantageous price, or, in the case of index options, deliver an amount of cash, which loss may only be partially offset by the amount of premium received. Each of the Portfolios noted above may also purchase put or call options on securities and securities indexes in order to hedge against changes in interest rates or stock prices which may adversely affect the prices of securities that the Portfolio wants to purchase at a later date, to hedge its existing investments against a decline in value, or to attempt to reduce the risk of missing a market or industry segment advance. In the event that the expected changes in interest rates or stock prices occur, the Portfolio may be able to offset the resulting adverse effect on the Portfolio by exercising or selling the options purchased. The premium paid for a put or call option plus any transaction costs will reduce the benefit, if any, realized by the Portfolio upon exercise or liquidation of the option. Unless the price of the underlying security or level of the securities index changes by an amount in excess of the premium paid, the option may expire without value to the Portfolio. See "Risk Factors in Options and Futures," below.

Options purchased or written by the Portfolios may be traded on the national securities exchanges or negotiated with a dealer. Options traded in the over-the-counter market may not be as actively traded as those on an exchange, so it may be more difficult to value such options. In addition, it may be difficult to enter into closing transactions with respect to such options. Such options, and the securities used as "cover" for such options, may be considered illiquid securities.

In instances in which a Portfolio has entered into agreements with primary dealers with respect to the over-the-counter options it has written, and such agreements would enable the Portfolio to have an absolute right to repurchase at a pre-established formula price the over-the-counter option written by it, the Portfolio would treat as illiquid securities only the amount equal to the formula price described above less the amount by which the option is "in-the-money," i.e., the amount by which the price of the option exceeds the exercise price.

The Portfolios, except the Money Market, Government and Equity Index Portfolios, may purchase put and call options and write covered put and call options on foreign currencies for the purpose of protecting against declines in the dollar value of portfolio securities and against increases in the dollar cost of securities to be acquired. Such investment strategies will be used as a hedge and not for speculation. As in the case of other types of options, however, the writing of an option on foreign currency will constitute only a partial hedge, up to the amount of the premium received, and the Portfolio could be required to purchase or sell foreign currencies at disadvantageous exchange rates, thereby incurring losses. The purchase of an option on foreign currency may constitute an effective hedge against fluctuations in exchange rates although, in the event of rate movements adverse to the Portfolio's position, it may forfeit the entire amount of the premium plus related transaction costs. Options on foreign currencies may be traded on the national securities exchanges or in the over-the-counter market. As described above, options traded in the over-the-counter market may not be as actively traded as those on an exchange, so it may be more difficult to value such options. In addition, it may be difficult to enter into closing transactions with respect to options traded over-the-counter.

FUTURES


The High Yield, Global, International, Conservative Investors, Growth Investors, Government, Balanced and Quality Bond Portfolios may each purchase and sell futures contracts and related options on debt securities and on indexes of debt securities to hedge against anticipated changes in interest rates that might otherwise have an adverse effect on the value of their assets or assets they intend to acquire. In addition, each Portfolio listed above (except the Government and Quality Bond Portfolios) as well as the Common Stock, Aggressive Stock and Growth and Income Portfolios may purchase and sell stock index futures contracts and related options to hedge the equity portion of its assets or equity assets it intends to acquire with regard to market risk as distinguished from stock-specific risk. In the case of the Equity Index Portfolio, futures contracts and related options on the S&P 500 Index may be purchased in order to reduce brokerage costs, maintain liquidity to meet shareholder redemptions or minimize tracking error. As described below under "Foreign Securities and Currencies," the High Yield, Global, International, Conservative Investors, Growth Investors, Balanced, Common Stock, Aggressive Stock, Quality Bond and Growth and Income Portfolios may each enter into futures contracts and related options on foreign currencies in order to limit its exchange rate risk. All futures contracts and related options will be traded on exchanges that are licensed and regulated by the Commodity Futures Trading Commission (CFTC). All of the Portfolios, except the Money Market Portfolio, may enter into futures contracts and buy and sell related options without limitation, except as noted below. Pursuant to regulations of the CFTC which provide an exemption from registration as a commodity pool operator, a Portfolio will not purchase or sell futures contracts or options on futures contracts unless either (i) the futures contracts or options thereon are for "bona fide hedging" purposes (as that term is defined under the CFTC regulations) or (ii) if for other purposes, the sum of amounts of initial margin deposits and premiums required to establish non-hedging positions would not exceed 5% of the Portfolio's liquidation value. In addition, the contract value of futures contracts purchased by the Equity Index Portfolio plus the contract value of futures contracts underlying call options purchased by the Equity Index Portfolio will not exceed 20% of the Equity Index Portfolio's total assets. When a Portfolio purchases or sells a futures contract or writes a put or call option on a futures contract, the Portfolio will segregate with its custodian cash or cash equivalents (less any related margin deposits) equal to the cost of the futures contract it intends to sell or purchase to insure that such futures positions are not leveraged, or may otherwise cover such positions.


FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS

All the Portfolios, except the Money Market, Government and Equity Index Portfolios, may enter into contracts for the purchase or sale of a specific currency at a future date at a price set at the time of the contract.

Generally, such forward contracts will be for a period of less than three months. The Portfolios will enter into forward contracts for hedging purposes only. These transactions will include forward purchases or sales of foreign currencies for the purpose of protecting the dollar value of securities denominated in a foreign currency or protecting the dollar equivalent of interest or dividends to be paid on such securities. Forward contracts are traded in the inter-bank market, and not on organized commodities or securities exchanges.

RISK FACTORS IN OPTIONS AND FUTURES

To the extent a hedging transaction is effective, it will protect the value of the securities or currencies which are hedged but may reduce or eliminate the potential for gain. The effectiveness of a hedge depends, among other things, on the correlation between the price movements of the hedging vehicle and the hedged items, but these correlations generally are imperfect. A hedging transaction may produce a loss as a result of such imperfect correlations or for other reasons. The risks of trading futures contracts also include the risks of inability to effect closing transactions or to do so at favorable prices; consequently, losses from investing in futures contracts are potentially unlimited. The risks of option trading include possible loss of the entire premium on purchased options and inability to effect closing transactions at favorable prices. The extent to which a Portfolio can benefit from investments involving options and futures contracts may also be limited by various tax rules. Favorable results from options and futures transactions may depend on the investment adviser's ability to predict correctly the direction of securities prices, interest rates and other economic factors.

FOREIGN SECURITIES AND CURRENCIES

All of the Portfolios, except the Government and Equity Index Portfolios, may invest in foreign securities. Investments in foreign securities may involve a higher degree of risk because of limited publicly available information, non-uniform accounting, auditing and financial standards, reduced levels of government regulation of foreign securities markets, difficulties and delays in transaction settlements, lower liquidity and greater volatility, withholding or confiscatory taxes, changes in currency exchange rates, currency exchange control regulations and restrictions on and the costs associated with the exchange of currencies and expropriation, nationalization or other adverse political or economic developments. It may also be more difficult to obtain and enforce a judgment against a foreign issuer or enterprise and there may be difficulties in effecting the repatriation of capital invested abroad. In addition, banking, securities and other business operations abroad may not be subject to regulation as rigorous as that applicable to similar activities in the United States. Further, there may be restrictions on foreign investment in some countries. Special tax considerations apply to foreign securities, and foreign brokerage commissions and other fees are generally higher than in the United States.

The Portfolios may buy and sell foreign currencies principally for the purpose of preserving the value of foreign securities or in anticipation of purchasing foreign securities.

SECURITIES LENDING


For purposes of realizing additional income, each Portfolio may lend securities with a value of up to 50% of its total assets to broker-dealers approved by the Board of Trustees. In addition, the High Yield and Government Portfolios may each make secured loans of its portfolio securities without restriction. Any such loan of portfolio securities will be continuously secured by collateral at least equal to the value of the security loaned. Such collateral will be in the form of cash, marketable securities issued or guaranteed by the U.S. Government or its agencies, or a standby letter of credit issued by qualified banks. The risks in lending portfolio securities, as with other extensions of secured credit, consist of possible delay in receiving additional collateral or in the recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. Loans will only be made to firms deemed by the investment adviser to be of good standing and will not be made unless, in the judgment of the investment adviser, the consideration to be earned from such loans would justify the risk.

CERTAIN INVESTMENT RESTRICTIONS

The following restrictions apply to all of the Portfolios, unless otherwise stated, and are fundamental. Unless permitted by law, they will not be changed for any Portfolio without a vote of that Portfolio's shareholders. Additional investment restrictions appear in the SAI.

None of the Portfolios will make loans, except that this restriction shall not apply to secured loans of portfolio securities by each of the Portfolios. Each Portfolio, other than the High Yield and Government Portfolios, may make loans of portfolio securities not exceeding 50% of the value of that Portfolio's total assets. This restriction does not prevent a Portfolio from purchasing debt obligations in which a Portfolio may invest consistent with its investment policies, or from buying government obligations, short-term commercial paper or publicly traded debt, including bonds, notes, debentures, certificates of deposit, and equipment trust certificates, nor does this restriction apply to loans made under insurance policies or through entry into repurchase agreements to the extent they may be viewed as loans. The High Yield and Government Portfolios may make secured loans of portfolio securities or cash without limitation.


Each Portfolio, except as noted below, elects not to "concentrate" investments in an industry, as that concept is defined under applicable federal securities laws. In general, this means that no Portfolio will make an investment in an industry if that investment would make the Portfolio's holding in that industry exceed 25% of the Portfolio's total assets. However, this restriction does not apply to investments by the Money Market Portfolio in certificates of deposit or securities issued and guaranteed by domestic banks. Furthermore, the United States Government, its agencies and instrumentalities are not considered members of any industry for purposes of this restriction.


Each Portfolio intends to be "diversified," as that term is defined under applicable Federal securities laws. In general, this means that no Portfolio will make an investment unless, when considering all its other investments, 75% of the value of the Portfolio's assets would consist of cash, cash items, U.S. Government securities, securities of other investment companies and other securities. For the purposes of this restriction, "other securities" are limited for any one issuer to not more than 5% of the value of the Portfolio's total assets and to not more than 10% of the issuer's outstanding voting securities.

As a matter of operating policy, except as noted below, the Money Market Portfolio will invest no more than 5% of the value of its total assets, at the time of acquisition, in the securities of any one issuer, other than obligations of the U.S. Government, its agencies and instrumentalities. However, the Money Market Portfolio may invest up to 25% of the value of its total assets in First Tier Securities (as defined in Rule 2a-7 under the Investment Company Act of 1940) of a single issuer for a period of up to three business days after the purchase of such securities. The Money Market Portfolio will also not (i) invest more than 5% of the value of its total assets, at time of acquisition, in Second Tier Securities (as defined in Rule 2a-7 under the Investment Company Act of 1940) or (ii) invest more than the greater of 1% of the value of the Portfolio's total assets or $1,000,000, at the time of acquisition, in Second Tier Securities of a single issuer.

MANAGEMENT OF THE TRUST
THE BOARD OF TRUSTEES

The Board of Trustees is responsible for the management of the business and affairs of the Trust as provided in the laws of the Commonwealth of Massachusetts and the Trust's Declaration of Trust and By-laws.

THE INVESTMENT ADVISER

Alliance Capital Management L.P. (Alliance), the main office of which is located at 1345 Avenue of the Americas, New York, New York 10105, serves as investment adviser to the Trust pursuant to an investment advisory agreement, relating to each of the Portfolios, between the Trust and Alliance. Alliance, a publicly traded limited partnership, is indirectly majority-owned by Equitable.

Alliance is an investment adviser registered under the Investment Advisers Act of 1940 (Advisers Act). Alliance, a leading international investment adviser, acts as an investment adviser to various separate accounts and general accounts of Equitable and other affiliated insurance companies. Alliance also provides investment advisory and management services to other investment companies and to endowment funds, insurance companies, foreign entities, qualified and non-tax qualified corporate funds, public and private pension and profit-sharing plans, foundations and tax-exempt organizations.

Alliance manages the day-to-day investment operations of the Trust and exercises responsibility for the investment and reinvestment of the Trust's assets. Alliance provides, without charge, personnel to the Trust to render such clerical, accounting, administrative and other services, other than investor services, as the Trust may request.


The advisory fee payable by the Trust is at the following annual percentages of the value of each Portfolio's daily average net assets:


                                    DAILY AVERAGE NET ASSETS
                         ---------------------------------------------
                            FIRST $350      NEXT $400       OVER $750
                             MILLION         MILLION         MILLION
                         --------------  --------------  -------------
 Conservative Investors  .550%           .525%           .500%
 Balanced .............. .400%           .375%           .350%
 Growth Investors ...... .550%           .525%           .500%
 Common Stock .......... .400%           .375%           .350%
 Global ................ .550%           .525%           .500%
 Aggressive Stock ...... .500%           .475%           .450%
 Money Market .......... .400%           .375%           .350%
 Intermediate
 Government  Securities  .500%           .475%           .450%
 High Yield ............ .550%           .525%           .500%

                        FIRST $500      NEXT $500       OVER $1
                         MILLION         MILLION        BILLION
                     --------------  --------------  ------------
 Growth and Income   .550%           .525%           .500%
 Quality Bond ...... .550%           .525%           .500%


                   FIRST $750      NEXT $750       OVER $1.5
                    MILLION         MILLION         BILLION
                --------------  --------------  --------------
 EQUITY INDEX   .350%           .300%           .250%

                   FIRST $500      NEXT $1       OVER $1.5
                    MILLION        BILLION        BILLION
                --------------  ------------  -------------
 International  .900%           .850%         .800%


THE PORTFOLIO MANAGERS

THE ASSET ALLOCATION SERIES

CONSERVATIVE INVESTORS AND GROWTH INVESTORS PORTFOLIOS

Franklin Kennedy III, has been the person principally responsible for the Conservative Investors and Growth Investors Portfolios' investment program since their inception. Mr. Kennedy, a Senior Vice President of Alliance, with which he has been associated since 1993, previously was employed by Equitable Capital Management Corporation (Equitable Capital) since prior to 1990.

BALANCED PORTFOLIO

Bruce Calvert is the person principally responsible for the Balanced Portfolio's investment program as of May 1, 1995. Mr. Calvert, the Vice Chairman of the Board and Chief Investment Officer of Alliance, has been associated with Alliance since 1973.

THE EQUITY SERIES

GROWTH AND INCOME PORTFOLIO

Mr. Kennedy and W. Theodore Kuck have been the persons principally responsible for the Growth and Income Portfolio's investment program since its inception. Mr. Kuck, a Vice President of Alliance, with which he has been associated since 1993, previously was employed by Equitable Capital since prior to 1990.

EQUITY INDEX PORTFOLIO

Judith A. Maglio has been the person principally responsible for the Equity Index Portfolio's investment program since inception. Ms. Maglio, a Vice President of Alliance, has been associated with Alliance since prior to 1990.

COMMON STOCK PORTFOLIO

Tyler J. Smith has been the person principally responsible for the Common Stock Portfolio's investment program since 1977. Mr. Tyler, a Senior Vice President of Alliance, with which he has been associated since 1993, previously was employed by Equitable Capital since prior to 1990.

GLOBAL AND INTERNATIONAL PORTFOLIOS

Ronald Simcoe has been the person principally responsible for the Global Portfolio's investment program since 1988 and the International Portfolio's investment program since its inception. Mr. Simcoe, a Vice President of Alliance, with which he has been associated since 1993, previously was employed by Equitable Capital since prior to 1990.

AGGRESSIVE STOCK PORTFOLIO

Alden M. Stewart and Randall E. Haase have been the persons principally responsible for the Aggressive Stock Portfolio's investment program since 1993. Messrs. Stewart and Haase, Executive Vice President and Vice President of Alliance respectively, with which they have been associated since 1993, previously were employed by Equitable Capital since prior to 1990.

THE FIXED INCOME SERIES

MONEY MARKET PORTFOLIO

Raymond J. Papera has been the person principally responsible for the Money Market Portfolio's investment program since 1990. Mr. Papera, a Vice President of Alliance, with which he has been associated since 1993, previously was employed by Equitable Capital since 1990.

INTERMEDIATE GOVERNMENT SECURITIES PORTFOLIO

Patricia J. Young and Paul A. Ullman are the persons principally responsible for the Intermediate Government Securities Portfolio's investment program as of May 1, 1995. Ms. Young, Senior Vice President of Alliance, with which she has been associated since 1992, previously was employed by Hyperion Capital (beginning in 1991) and Fischer, Francis, Trees & Watts prior thereto. Mr. Ullman, Vice President of Alliance, with which he has been associated since 1992, previously was employed by Hyperion Capital since 1990.

QUALITY BOND PORTFOLIO

Matthew Bloom is the person principally responsible for the Quality Bond Portfolio's investment program as of May 1, 1995. Mr. Bloom, a Vice President of Alliance, has been associated with Alliance since 1989.

HIGH YIELD PORTFOLIO

Amy Nussbaum has been the person principally responsible for the High Yield Portfolio's investment program since 1992. Ms. Nussbaum, a Vice President of Alliance, with which she has been associated since 1993, previously was employed by Equitable Capital since prior to 1990.


THE TRUST'S EXPENSES


The Trust's investment adviser pays all of the Trust's operating expenses not specifically assumed by the Trust. In addition to the investment advisory fee and brokers' commissions, transfer taxes and other fees relating to purchases, loans and sales of investments, a number of expenses are paid directly by the Trust. The Trust pays Trustees' fees and expenses; the fees and expenses of its independent auditors and of its legal counsel; the costs of printing and mailing of annual and semi-annual reports to shareholders, proxy statements, prospectuses, prospectus supplements and SAIs, all to the extent they are sent to existing Contract owners; the costs of printing of registration statements; bank transaction charges and custodian's fees; any proxy solicitors' fees and expenses; SEC filing fees; any federal, state or local income or other taxes; any interest; any membership fees of the Investment Company Institute and similar organizations; fidelity bond and Trustees' liability insurance premiums; and any extraordinary expenses, such as indemnification payments or damages awarded in litigation or settlements made. (Of these expenses, only .25% of investment advisory fees are reflected in the Financial Highlights for periods prior to March 22, 1985.) The following table, reflecting the Trust's expenses, is based on information for the year ended December 31, 1994.


                             CONSERVATIVE                  GROWTH     GROWTH AND                   COMMON
                              INVESTORS      BALANCED     INVESTORS     INCOME     EQUITY INDEX     STOCK
TYPE OF EXPENSE               PORTFOLIO      PORTFOLIO    PORTFOLIO    PORTFOLIO    PORTFOLIO*    PORTFOLIO
-------------------------  --------------  -----------  -----------  -----------  ------------  -----------
Investment Advisory Fees   0.55%           0.37%        0.54%        0.55%        0.35%         0.36%
Other Expenses ........... 0.04%           0.02%        0.05%        0.23%        0.14%         0.02%
                           --------------  -----------  -----------  -----------  ------------  -----------
Total Expenses ........... 0.59%           0.39%        0.59%        0.78%        0.49%         0.38%
                           ==============  ===========  ===========  ===========  ============  ===========

                                                                     INTERMEDIATE
                                          AGGRESSIVE      MONEY       GOVERNMENT      QUALITY
                              GLOBAL        STOCK        MARKET       SECURITIES       BOND      HIGH YIELD
TYPE OF EXPENSE              PORTFOLIO    PORTFOLIO     PORTFOLIO     PORTFOLIO      PORTFOLIO    PORTFOLIO
-------------------------  -----------  ------------  -----------  --------------  -----------  -----------
Investment Advisory Fees   0.54%        0.47%         0.40%        0.50%           0.55%        0.55%
Other Expenses ........... 0.15%        0.02%         0.02%        0.06%           0.04%        0.06%
                           -----------  ------------  -----------  --------------  -----------  -----------
Total Expenses ........... 0.69%        0.49%         0.42%        0.56%           0.59%        0.61%
                           ===========  ============  ===========  ==============  ===========  ===========

-----------
* Annualized.


No information has been provided with respect to the International Portfolio because such Portfolio has not yet completed a fiscal year.


TRANSACTIONS WITH AFFILIATES

In December 1984, Equitable acquired Donaldson, Lufkin & Jenrette, Inc.
(DLJ). A DLJ subsidiary, Donaldson, Lufkin & Jenrette Securities Corporation, is one of the nation's largest investment banking and securities firms. Another DLJ subsidiary, Autranet, Inc., is a securities broker that markets independently originated research to institutions. Through the Pershing Division of Donaldson, Lufkin & Jenrette Securities Corporation, DLJ supplies security execution and clearance services to financial intermediaries including broker-dealers and banks. To the extent permitted by law, the Trust may engage in securities and other transactions with the above entities or may invest in shares of the investment companies with which those entities have affiliations. The Investment Company Act generally prohibits the Trust from engaging in securities transactions with DLJ or its affiliates, as principal, unless pursuant to an exemptive order from the SEC. The Trust may apply for such exemptive relief. The Trust has adopted procedures, prescribed by Section 17(e)(2)(A) of the Investment Company Act and Rule 17e-1 thereunder, which are reasonably designed to provide that any commissions it pays to DLJ or its affiliates do not exceed the usual and customary broker's commission. In addition, the Trust will adhere to Section 11(a) of the Securities Exchange Act of 1934 and any applicable rules thereunder governing floor trading. The Trust has adopted procedures permitting it to purchase securities, under certain restrictions prescribed by an SEC rule, in a public offering in which DLJ or an affiliate is an underwriter.

DESCRIPTION OF THE TRUST'S SHARES

CHARACTERISTICS


The Board of Trustees has authority to issue an unlimited number of shares of beneficial interest, without par value. The shares are divided into thirteen classes, one class for each Portfolio. Each share is entitled to one vote, and fractional shares are entitled to fractional votes. The Board of Trustees may establish additional Portfolios and related classes of shares. The Trust is not required to hold annual shareholder meetings, but special meetings may be called for purposes such as electing or removing trustees, changing fundamental policies or approving an investment advisory agreement.


PURCHASE AND REDEMPTION

Equico Securities, Inc. (Equico), a wholly-owned subsidiary of Equitable, is the principal underwriter of the Trust. Equico's address is 1755 Broadway, New York, New York 10019. The Trust will offer and sell its shares without a sales charge, at each Portfolio's net asset value per share. The price at which a purchase is effected is based on the next calculation of net asset value after an order is placed by an insurance company investing in the Trust. Net asset value per share is calculated for purchases and redemption of shares of each Portfolio by dividing the value of total Portfolio assets, less liabilities (including Trust expenses, which are accrued daily), by the total number of shares of that Portfolio outstanding. The net asset value per share of each Portfolio is determined each business day at 4:00 p.m. Eastern time. Values are not calculated on national business holidays.

All shares may be redeemed in accordance with the Trust's Declaration of Trust and By-Laws. Shares will be redeemed at their net asset value. Sales and redemptions of shares of the same class by the same shareholder on the same day will be netted. All redemption requests will be processed and payment with respect thereto will be made within seven days after tenders.

The Trust may also suspend redemption, if permitted by the Investment Company Act, for any period during which the New York Stock Exchange is closed or during which trading is restricted by the SEC or the SEC declares that an emergency exists. Redemption may also be suspended during other periods permitted by the SEC for the protection of the Trust's shareholders.

HOW ASSETS ARE VALUED

Values are determined according to accepted accounting practices and all laws and regulations that apply. The assets of each Portfolio are generally valued as follows, as further described in the SAI:

   o Stocks and debt securities which mature in more than 60 days are valued on the basis of market quotations.

   o Foreign securities not traded directly, or in American Depositary Receipt or similar form in the United States, are valued at representative quoted prices in the currency of the country of origin. Foreign currency amounts are translated into U.S. dollars at the bid price last quoted by a composite list of major U.S. banks.

   o Short-term debt securities in the Portfolios other than the Money Market Portfolio which mature in 60 days or less are valued at amortized cost, which approximates market value. Securities held in the Money Market Portfolio are valued at prices based on equivalent yields or yield spreads.

   o Other securities and assets for which market quotations are not readily available or for which valuation cannot be provided are valued in good faith by the Valuation Committee of the Board of Trustees using its best judgment.

DIVIDENDS, DISTRIBUTIONS AND TAXES

Under current federal income tax law, the Trust believes that each Portfolio is entitled, and the Trust intends that each Portfolio shall qualify each year and elect, to be treated as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (Internal Revenue Code). As a regulated investment company, a Portfolio will not be subject to federal tax on its net investment income and net realized capital gains to the extent such income and gains are timely distributed to its insurance company shareholders. Accordingly, each Portfolio intends to distribute all of its net investment income and net realized capital gains to its shareholders. An insurance company which is a shareholder of a Portfolio will generally not be taxed on distributions from that Portfolio. All dividend distributions will be reinvested in full and fractional shares of the Portfolio to which they relate.

Although the Trust intends that it and the Portfolios will be operated so that they will have no federal income or excise tax liability, if any such liability is nevertheless incurred, the investment performance of the Portfolio or Portfolios incurring such liability will be adversely affected. In addition, Portfolios investing in foreign securities and currencies may be subject to foreign taxes which could reduce the investment performance of such Portfolio.

In addition to meeting investment diversification rules applicable to regulated investment companies under Subchapter M of the Internal Revenue Code, because the Trust funds certain types of Contracts, each Portfolio is also subject to the investment diversification requirements of Subchapter L of the Internal Revenue Code. Were any Portfolio to fail to comply with those requirements, owners of Contracts (other than "pension plan contracts") funded through the Trust would be taxed immediately on the accumulated investment earnings under their Contracts and would thereby lose any benefit of tax deferral. Compliance is therefore carefully monitored by the investment adviser.

Certain additional tax information appears in the SAI.

For more information regarding the tax implications for owners of Contracts investing in the Trust, refer to the prospectuses for those products.

INVESTMENT PERFORMANCE

Each Portfolio may illustrate in advertisements or sales materials its average annual total return, which is the rate of growth of the Portfolio that would be necessary to achieve the ending value of an investment kept in the Portfolio for the period specified and is based on the following assumptions: (1) all dividends and distributions by the Portfolio are reinvested in shares of the Portfolio at net asset value, and (2) all recurring fees are included for applicable periods.

Each Portfolio may also illustrate in advertisements or sales materials its cumulative total return for several time periods throughout the Portfolio's life based on an assumed initial investment of $1,000. Any such cumulative total return for each Portfolio will assume the reinvestment of all income dividends and capital gains distributions for the indicated periods and will include all recurring fees.

The Money Market Portfolio may illustrate in advertisements or sales materials its yield and effective yield. The Portfolio's yield refers to income generated by an investment in the Portfolio over a 7-day period, expressed as an annual percentage rate. The Money Market Portfolio's effective yield is calculated similarly but assumes that income earned from the investment is reinvested. The Portfolio's effective yield will be slightly higher than its yield because of the compounding effect of this assumed reinvestment.

The Government, Quality Bond and High Yield Portfolios each may illustrate in advertisements or sales materials its yield based on a recent 30-day period, which reflects the income per share earned by that Portfolio's investments. The yield is calculated by dividing that Portfolio's net investment income per share during that period by the net asset value on the last day of that period and annualizing the result.

These performance figures are based on historical earnings and are not intended to indicate future performance. Nor do they reflect fees and charges imposed under the Contracts, which fees and charges will reduce such performance figures; therefore, these figures may be of limited use for comparative purposes. No Portfolio will use information concerning its investment performance in advertisements or sales materials unless appropriate information concerning the relevant separate account is also included.

                                  APPENDIX A

PERFORMANCE INFORMATION


The following tables provide performance results for The Hudson River Trust Portfolios, except for the International Portfolio which commenced operations in 1995, net of investment management fees and direct operating expenses of the Trust, together with comparative benchmarks, including both unmanaged market indexes and universes of managed portfolios. This comparative information (except for the Lipper averages described below) does not reflect any asset-based charges for investment management or other expenses, which are inapplicable to these benchmarks. The rates of return shown for the Portfolios are not an estimate or guarantee of future investment performance and do not take into account charges applicable to the Contracts or imposed at the separate account level. The ultimate change in Contract values will depend not only on the performance of the Portfolios at the underlying Trust level, but also on the insurance and administrative charges, applicable sales charges, and the mortality and expense risk charge applicable under such Contracts. These Contract charges effectively reduce the dollar amount of any net gains and increase the dollar amount of any net losses.


The Lipper averages are contained in Lipper's survey of the performance of a large number of mutual funds. This survey is published by Lipper Analytical Services, Inc., a firm recognized for its reporting of performance of actively managed funds. According to Lipper, performance data are presented net of investment management fees, direct operating expenses and, for funds with Rule 12b-1 plans, asset-based sales charges. Performance data for funds which assess sales charges in other ways do not reflect deductions for sales charges. Performance data shown for the Portfolios does not reflect deduction for sales charges (which are assessed at the policy level). This means that to the extent that asset-based sales charges deducted by some funds have lowered the Lipper averages, the performance data shown for the Portfolios appears relatively more favorable than the performance data for the Lipper averages.

The performance results presented below are based on Portfolio percent changes in net asset values with dividends and capital gains reinvested. Similarly, the market indexes have been adjusted, where necessary, to reflect the benefit of total reinvestment of income, dividends and capital gains. Cumulative rates of return reflect performance over a stated period of time. Annualized rates of return represent the rate of growth that would have produced the corresponding cumulative return had performance been constant over the entire period.

From time to time the Trust and/or its shareholders may include in reports or in advertising material descriptions of general economic and market conditions affecting the Trust and/or its shareholders and may compare the performance of the Trust's Portfolios with (1) that of other insurance company separate accounts, if appropriate, or mutual funds included in the rankings prepared by Lipper or similar investment services that monitor the performance of insurance company separate accounts or mutual funds, (2) other appropriate indices of investment securities and averages for peer universes of funds which are described in this prospectus, or (3) data developed by the Trust and/or its shareholders derived from such indices or averages.


Each Portfolio's performance may also be compared to the performance of other mutual funds by Morningstar, Inc. which ranks mutual funds on the basis of historical risk and total return. Morningstar rankings are calculated using the mutual fund's average annual return for certain periods and a risk factor that reflects the mutual fund's performance relative to three-month Treasury bill monthly returns. Morningstar's rankings range from five stars (highest) to one star (lowest) and represent Morningstar's assessment of the historical risk level and total return of a mutual fund as a weighted average for 3, 5, and 10-year periods. In each category, Morningstar limits its five star rankings to 10% of the funds it follows and its four star rankings to 22.5% of the funds it follows. Rankings are not absolute or necessarily predictive of future performance.

The Lehman Treasury Bond Index (Lehman Treasury) represents an unmanaged group of securities consisting of all currently offered public obligations of the United States Treasury intended for distribution in the domestic market.

 The Standard and Poor's 500 Stock Index (S&P 500) represents an unmanaged weighted index of 500 industrial, transportation, utility, and financial companies, widely regarded by investors as representative of the stock market.

The Lehman Government/Corporate Bond Index (Lehman Gov't Corp.) represents an unmanaged group of securities widely regarded by investors as representative of the bond market.

The Value Line Convertible Index is comprised of 585 of the most actively traded convertible bonds and preferred stocks on an unweighted basis.

The Morgan Stanley Capital International World Index (MSCI World Index) is an arithmetic, market value-weighted average of the performance of over 1,300 securities listed on the stock exchanges of twenty foreign countries and the United States.

The National Association of Securities Dealers Automated Quotation System (NASDAQ) Over-the- Counter Composite Index covers 4,500 stocks traded over the counter. It represents many small company stocks but is heavily influenced by about 100 of the largest NASDAQ stocks. It is a value-weighted index calculated on price change only and does not include income.

The Lehman Intermediate Government Bond Index represents an unmanaged group of securities consisting of all United States Treasury and agency securities with remaining maturities of from one to ten years and issue amounts of at least $100 million outstanding.

The Lehman Aggregate Bond Index is an index comprised of investment grade fixed income securities, including U.S. Treasury, mortgage-backed, corporate and "Yankee" bonds (U.S. dollar denominated bonds issued outside the United States).

The Merrill Lynch High Yield Master Index (ML Master) represents an unmanaged group of securities widely regarded by investors as representative of the high yield bond market.


The "blended" performance numbers (e.g., 50% S&P/50% NASDAQ) in all cases assume a static mix of the two indices.


The dates as of which funds were first allocated to the Portfolios are as follows: the Common Stock Portfolio on June 16, 1975; the Money Market Portfolio on July 13, 1981; the Balanced and Aggressive Stock Portfolios on January 27, 1986; the High Yield Portfolio on January 2, 1987; the Global Portfolio on August 27, 1987; the Conservative Investors and Growth Investors Portfolios on October 2, 1989; the Government Portfolio on April 1, 1991; the Quality Bond and Growth and Income Portfolios on October 1, 1993; and the Equity Index Portfolio on March 1, 1994. In the "Since Inception" columns of Table I and Table II below, the performance of each Portfolio and its comparative indices is measured from the date funds were first allocated to the Portfolios, except as follows: for the Common Stock Portfolio and its comparative indices, from January 13, 1976, the date on which the unit value was established and Contract owner contributions were first accepted by the Common Stock Portfolio's separate account predecessor; for the Lipper Money Market Funds Average, from June 1, 1981; for the Lipper Balanced Funds and Small Company Growth Funds Averages, from January 1, 1986; and for the Lipper Global Funds Average, from August 28, 1987.


The Trust's Portfolios serve as the underlying investment vehicles for Contracts. Shares of these Portfolios cannot be purchased directly. Shares of the Portfolios of the Trust are purchased by corresponding investment divisions of insurance company separate accounts. Refer to the attached Contract prospectus for further information about your Contract including a description of all charges and expenses.

                                    TABLE I
                          ANNUALIZED RATES OF RETURN
                       PERIODS ENDING DECEMBER 31, 1994


                                                                                                              Since
PORTFOLIO/Benchmarks                          1 Year       3 Years  5 Years   10 Years    15 Years           Inception
                                              ------       -------  -------  --------     --------          -----------
THE ASSET ALLOCATION SERIES
CONSERVATIVE INVESTORS ......................  (4.10)%      3.97%   7.46%       --          --                 7.71 %
Lipper Flexible Portfolio Average ...........  (2.65)       5.82    8.33        --          --                 7.71
70% Lehman Treasury/30% S&P 500 .............  (1.97)       5.14    7.85        --          --                 8.11
--------------------------------------------  ---------  ---------  ---------  ----------  ----------  -----------
BALANCED ....................................  (8.02)       0.12    7.29        --          --                11.25
Lipper Balanced Mutual Funds Average  .......  (2.52)       5.27    7.87        --          --                 9.91
50% S&P 500/50% Lehman Gov't Corp. ..........  (1.09)       5.55    8.20        --          --                10.96
--------------------------------------------  ---------  ---------  ---------  ----------  ----------  -----------
GROWTH INVESTORS ............................  (3.15)       5.42    14.05       --          --                14.19
Lipper Flexible Portfolio Average ...........  (2.65)       5.82    8.33        --          --                 7.71
70% S&P 500/30% Lehman Gov't Corp. ..........  (0.13)       5.83    8.39        --          --                 8.49
--------------------------------------------  ---------  ---------  ---------  ----------  ----------  -----------
THE EQUITY SERIES ...........................
GROWTH AND INCOME ...........................  (0.58)      --        --         --          --                (0.66 )
Lipper Growth & Income Funds Average  .......  (0.94)      --        --         --          --                 1.03
75% S&P 500/25% Value Line Convertible  .....   0.01       --        --         --          --                 1.84
--------------------------------------------  ---------  ---------  ---------  ----------  ----------  -----------
EQUITY INDEX ................................  --          --        --         --          --                 1.08*
Lipper S&P 500 Index Funds Average ..........  --          --        --         --          --                 0.43*
S&P 500 .....................................  --          --        --         --          --                 1.28*
--------------------------------------------  ---------  ---------  ---------  ----------  ----------  -----------
COMMON STOCK ................................  (2.14)      8.03     9.82       15.25%      15.32%             13.91
Lipper Growth Equity Mutual Funds Average  ..  (2.15)      5.64     8.88       12.99       13.77              14.68
S&P 500 .....................................   1.32       6.25     8.68       14.38       14.50              13.12
--------------------------------------------  ---------  ---------  ---------  ----------  ----------  -----------
GLOBAL ......................................   5.23      11.42     11.15       --          --                10.39
Lipper Global Mutual Funds Average ..........  (3.03)      8.27      6.05       --          --                 5.99
MSCI World ..................................   5.08       6.85      3.67       --          --                 4.97
--------------------------------------------  ---------  ---------  ---------  ----------  ----------  -----------
AGGRESSIVE STOCK ............................  (3.81)      2.84     17.06       --          --                18.78
Lipper Small Company Growth Funds Average  ..  (0.73)      9.93     12.29       --          --                11.79
50% S&P 500/50% NASDAQ ......................  (0.94)      7.46      9.65       --          --                11.41
--------------------------------------------  ---------  ---------  ---------  ----------  ----------  -----------
THE FIXED INCOME SERIES .....................
MONEY MARKET ................................   4.02       3.51     4.98       6.27         --                 7.54
Lipper Money Market Mutual Funds Average  ...   3.65       3.19     4.59       5.89         --                 7.22
3 Month T-Bill ..............................   4.22       3.63     4.90       5.98         --                 7.19
--------------------------------------------  ---------  ---------  ---------  ----------  ----------  -----------
INTERMEDIATE GOVERNMENT SECURITIES ..........  (4.37)      3.75     --         --          --                 6.16
Lipper Intermediate Government Funds Average   (3.72)      3.51     --         --          --                 5.93
Lehman Intermediate Government Bond  ........  (1.75)      4.36     --         --          --                 6.55
--------------------------------------------  ---------  ---------  ---------  ----------  ----------  -----------
QUALITY BOND ................................  (5.10)      --        --         --          --                (4.49 )
Lipper Corporate Debt Funds A Rated Average    (4.64)      --        --         --          --                (4.00 )
Lehman Aggregate Bond .......................  (2.92)      --        --         --          --                (2.30 )
--------------------------------------------  ---------  ---------  ---------  ----------  ----------  -----------
HIGH YIELD ..................................  (2.79)      10.37    10.60       --          --                 9.04
Lipper High Current Yield Mutual Funds
 Average ....................................  (3.83)      10.44    10.62       --          --                 8.13
ML Master ...................................  (1.16)      11.03    11.99       --          --                10.24
--------------------------------------------  ---------  ---------  ---------  ----------  ----------  -----------

*Unannualized

                                   TABLE II
                          CUMULATIVE RATES OF RETURN
                       PERIODS ENDING DECEMBER 31, 1994


                                                                                                          Since
PORTFOLIO/Benchmarks                      1 Year       3 Years  5 Years   10 Years    15 Years           Inception
                                          ------       -------  -------  --------     --------          -----------
THE ASSET ALLOCATION SERIES
CONSERVATIVE INVESTORS .................  (4.10)%     12.38%    43.28%     --          --                47.70%
Lipper Flexible Portfolio Average  .....  (2.65)      18.49     49.18      --          --                47.67
70% Lehman Treasury/30% S&P 500  .......  (1.97)      16.24     45.93      --          --                50.68
---------------------------------------  ---------  ---------  ---------  ----------  ----------  -----------
BALANCED ...............................  (8.02)       0.38     42.13      --          --               159.23
Lipper Balanced Mutual Funds Average  ..  (2.52)      16.66     46.03      --          --               132.30
50% S&P 500/50% Lehman Gov't Corp.  ....  (1.09)      17.61     48.29      --          --               153.23
---------------------------------------  ---------  ---------  ---------  ----------  ----------  -----------
GROWTH INVESTORS .......................  (3.15)      17.15     92.96      --          --               100.67
Lipper Flexible Portfolio Average.  ....  (2.65)      18.49     49.18      --          --               132.30
70% S&P 500/30% Lehman Gov't Corp.  ....  (0.13)      18.54     49.63      --          --                53.39
---------------------------------------  ---------  ---------  ---------  ----------  ----------  -----------
THE EQUITY SERIES
GROWTH AND INCOME ......................  (0.58)      --        --         --          --                (0.83)
Lipper Growth & Income Funds Average  ..  (0.94)      --        --         --          --                 1.29
75% S&P 500/25% Value Line Convertible     0.01       --        --         --          --                 2.30
---------------------------------------  ---------  ---------  ---------  ----------  ----------  -----------
EQUITY INDEX ...........................  --         --         --         --          --                 1.08
Lipper S&P 500 Index Funds Average  ....  --         --         --         --          --                 0.43
S&P 500 ................................  --         --         --         --          --                 1.28
---------------------------------------  ---------  ---------  ---------  ----------  ----------  -----------
COMMON STOCK ...........................  (2.14)      26.09     59.76     313.38%     748.81%         1,084.25
Lipper Growth Equity Mutual Funds
 Average ...............................  (2.15)      17.90     53.00     239.11      592.04          1,161.74
S&P 500 ................................   1.32       19.95     51.64     283.20      662.68            938.20
---------------------------------------  ---------  ---------  ---------  ----------  ----------  -----------
GLOBAL .................................   5.23       38.33     69.94      --          --               106.78
Lipper Global Mutual Funds Average  ....  (3.03)      26.91     34.17      --          --                53.23
MSCI World .............................   5.08       21.99     19.74      --          --                42.79
---------------------------------------  ---------  ---------  ---------  ----------  ----------  -----------
AGGRESSIVE STOCK .......................  (3.81)       8.75    119.82      --          --               365.13
Lipper Small Company Growth Funds
 Average ...............................  (0.73)      32.86     78.56      --          --               170.14
50% S&P 500/50% NASDAQ .................  (0.94)      24.10     58.49      --          --               162.45
---------------------------------------  ---------  ---------  ---------  ----------  ----------  -----------
THE FIXED INCOME SERIES
MONEY MARKET ...........................   4.02      10.92      27.48     83.69        --               166.44
Lipper Money Market Mutual Funds
 Average ...............................   3.65       9.87      25.15     77.17        --               154.82
3 Month T-Bill .........................   4.22      11.29      26.99     78.68        --               155.41
---------------------------------------  ---------  ---------  ---------  ----------  ----------  -----------
INTERMEDIATE GOVERNMENT SECURITIES  ....  (4.37)      11.66     --         --          --                25.14
Lipper Intermediate Government Funds
 Average ...............................  (3.72)      10.89     --         --          --                24.10
Lehman Intermediate Government Bond  ...  (1.75)      13.65     --         --          --                26.89
---------------------------------------  ---------  ---------  ---------  ----------  ----------  -----------
QUALITY BOND ...........................  (5.10)      --        --         --          --                (5.58)
Lipper Corporate Debt Funds A Rated
 Average ...............................  (4.64)      --        --         --          --                (4.98)
Lehman Aggregate Bond ..................  (2.92)      --        --         --          --                (2.86)
---------------------------------------  ---------  ---------  ---------  ----------  ----------  -----------
HIGH YIELD .............................  (2.79)      34.46     65.49      --          --                99.86
Lipper High Current Yield Bond Funds
 Average ...............................  (3.83)      34.71     65.62      --          --               N/A
ML Master ..............................  (1.16)      36.87     76.16      --          --               118.08
---------------------------------------  ---------  ---------  ---------  ----------  ----------  -----------

                                   TABLE III
                            ANNUAL RATES OF RETURN


YEAR ENDING   COMMON     MONEY     AGGRESSIVE                HIGH
DECEMBER 31    STOCK     MARKET      STOCK       BALANCED    YIELD
1976 .........  9.2%*
1977 ......... -9.2
1978 .........  8.2
1979 ......... 29.8
1980 ......... 50.1
1981 ......... -5.8        7.1%*
1982 ......... 17.6       13.0
1983 ......... 26.1        8.9
1984 ......... -2.0       10.9
1985 ......... 33.4        8.2
1986 ......... 17.3        6.6      35.9%*        29.1%*
1987 .........  7.5        6.6       7.3          -0.9         4.7%*
1988 ......... 22.4        7.3       1.1          13.3         9.7
1989 ......... 25.6        9.2      43.5          25.8         5.1
1990 ......... -8.1        8.2       8.2           0.3        -1.1
1991 ......... 37.9        6.2      86.9          41.3        24.5
1992 .........  3.2        3.6      -3.2          -2.8        12.3
1993 ......... 24.8        3.0      16.8          12.3        23.2
1994 ......... -2.1        4.0      -3.8          -8.0        -2.8

                                                                                    GROWTH
YEAR ENDING                CONSERV.      GROWTH       INTERMEDIATE        QUALITY     AND      EQUITY
DECEMBER 31     GLOBAL     INVESTORS    INVESTORS   GOVT. SECURITIES       BOND      INCOME    INDEX
1977 .........
1978 .........
1979 .........
1980 .........
1981 .........
1982 .........
1983 .........
1984 .........
1985 .........
1986 .........
1987 .........   -13.3%*
1988 .........    10.9
1989 .........    26.7       3.1%*        4.0%*
1990 .........    -6.1       6.3         10.7
1991 .........    30.5      19.8         48.8         12.1%*
1992 .........    -0.5       5.6          4.9          5.5
1993 .........    32.1      10.8         15.3         10.6                -0.5%*     -0.3%*
1994 .........     5.2      -4.1         -3.2         -4.4                -5.1       -0.6        1.1*


   *UNANNUALIZED FROM THE INCEPTION DATE DESCRIBED IN THE PROSPECTUS THROUGH THE END OF THE CALENDAR YEAR INDICATED.

                                  APPENDIX B

DESCRIPTION OF BOND RATINGS

Bonds are considered to be "investment grade" if they are in one of the top four ratings.

S&P's ratings are as follows:

   o Bonds rated AAA have the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

   o Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from the higher rated issues only in small degree.

   o Bonds rated A have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

   o Bonds rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than in higher rated categories.

   o Debt rated BB, B, CCC, CC or C is regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse debt conditions.

   o The rating C1 is reserved for income bonds on which no interest is being paid.

   o Debt rated D is in default and payment of interest and/or repayment of principal is in arrears.

The ratings from AA to CCC may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

Moody's ratings are as follows:

   o Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

   o Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risks appear somewhat larger than in Aaa securities.

   o Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment some time in the future.

   o Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

    o Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

   o Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

   o Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

   o Bonds which are rated Ca represent obligations which are speculative to a high degree. Such issues are often in default or have other marked shortcomings.

   o Bonds which are rated C are the lowest class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Moody's applies modifiers to each rating classification from Aa through B to indicate relative ranking within its rating categories. The modifier "1" indicates that a security ranks in the higher end of its rating category; the modifier "2" indicates a mid-range ranking; and the modifier "3" indicates that the issue ranks in the lower end of its rating category.

                             THE HUDSON RIVER TRUST
                       Supplement dated August 31, 1995
                                      to
             Statement of Additional Information dated May 1, 1995


        1. Financial Statements. The financial statements included in the Statement of Additional Information are hereby supplemented by adding the attached unaudited financial statements of the International Portfolio for the period from March 1, 1995 (commencement of operations) through June 30, 1995.

        2. Date of the Statement of Additional Information. The date of the Statement of Additional Information is hereby amended from May 1, 1995 to August 31, 1995.

                       YOU SHOULD RETAIN THIS SUPPLEMENT
                 WITH YOUR STATEMENT OF ADDITIONAL INFORMATION
                             FOR FUTURE REFERENCE.

THE HUDSON RIVER TRUST
INTERNATIONAL PORTFOLIO
STATEMENT OF ASSETS AND LIABILITIES
June 30, 1995
(Unaudited)

 Assets:
Investments at value (Cost: $6,779,128) (Notes 1 and 3) ................ $6,833,589
Cash ...................................................................     80,210
Foreign cash ...........................................................    146,502
Receivable from Separate Accounts for Trust shares sold ................     28,323
Receivable for securities sold .........................................     24,806
Dividends receivable ...................................................      7,897
                                                                         ------------
  Total assets .........................................................  7,121,327
                                                                         ------------
Liabilities:
Payable for securities purchased .......................................    296,478
Unrealized depreciation of forward currency contracts (Notes 1 and 3)  .      6,822
Investment advisory fees payable .......................................      4,890
Accrued expenses .......................................................      4,411
                                                                         ------------
  Total liabilities ....................................................    312,601
                                                                         ------------
Net Assets ............................................................. $6,808,726
                                                                         ============
Components of Net Assets:
 Paid in capital ....................................................... $6,762,205
 Accumulated overdistributed net investment income .....................       (170)
 Accumulated undistributed net realized loss ...........................       (243)
 Unrealized appreciation of investments and foreign currency
 denominated  assets and liabilities ...................................     46,934
                                                                         ------------
Net Assets ............................................................. $6,808,726
                                                                         ============
Shares outstanding .....................................................    674,658
                                                                         ============
Net asset value, offering and redemption
 price per share .......................................................     $10.09
                                                                         ============
See Notes to Financial Statements.


THE HUDSON RIVER TRUST
INTERNATIONAL PORTFOLIO
STATEMENT OF OPERATIONS
April 3, 1995* to June 30, 1995
(Unaudited)

 Investment Income:
Income (Note 1):
 Dividends (net of foreign withholding taxes of
 $3,027) .............................................. $17,548
 Interest .............................................  35,565
                                                        ---------
  Total income ........................................  53,113
                                                        ---------
Expenses (Note 2):
 Investment advisory fee ..............................  13,195
 Custody fees .........................................   1,795
 Printing and mailing expenses ........................     271
 Professional fees ....................................      46
 SEC registration fees ................................   1,139
 Trustees' fees .......................................      45
 Miscellaneous ........................................   1,160
                                                        ---------
  Total expenses ......................................  17,651
                                                        ---------
Net Investment Income .................................  35,462
                                                        ---------
Realized and Unrealized Gain (Loss) (Notes 1 and 3):
Realized Gain (Loss):
 On securities ........................................   3,368
 On foreign currency transactions .....................  (3,611)
                                                        ---------
Realized loss -- net ..................................    (243)
                                                        ---------
Unrealized Appreciation (Depreciation):
 On securities ........................................  54,461
 On foreign currency transactions .....................  (7,527)
                                                        ---------
Unrealized appreciation -- net ........................  46,934
                                                        ---------
Realized and Unrealized Gain--Net .....................  46,691
                                                        ---------
Net Increase in Net Assets from Operations ............ $82,153
                                                        =========

[FN]

----------
*  Commencement of operations.

See Notes to Financial Statements.

THE HUDSON RIVER TRUST
INTERNATIONAL PORTFOLIO
STATEMENT OF CHANGES IN NET ASSETS
April 3, 1995* to June 30, 1995
(Unaudited)

 Increase (Decrease) in Net Assets from Operations:
 Net investment income ..................................................... $   35,462
 Net realized loss on investments ..........................................       (243)
 Net unrealized appreciation of investments and foreign currency
 denominated  assets and liabilities .......................................     46,934
                                                                             -----------
 Net increase in net assets from operations ................................     82,153
                                                                             -----------
Dividends to Shareholders (Note 1):
 Net investment income .....................................................    (35,632)
                                                                             -----------
Share Transactions (Notes 1 and 4):
 Shares sold ...............................................................  6,732,847
 Shares issued in reinvestment of dividends ................................     35,632
 Shares redeemed ...........................................................     (6,274)
                                                                             -----------
 Net increase in net assets derived from share transactions  ...............  6,762,205
                                                                             -----------
Increase in Net Assets .....................................................  6,808,726
Net Assets, Beginning of Period ............................................         --
                                                                             -----------
Net Assets, End of Period .................................................. $6,808,726
                                                                             ===========

[FN]

----------
*  Commencement of operations.

See Notes to Financial Statements.

THE HUDSON RIVER TRUST
INTERNATIONAL PORTFOLIO
PORTFOLIO OF INVESTMENTS
June 30, 1995 (Unaudited)

                                     NUMBER OF           VALUE
                                      SHARES            (NOTE 1)
---------------------------------  -----------  --------------------------
COMMON STOCKS:
AUSTRALIA
Advance Bank Australia --Rights*    6,000       $  2,090
Broken Hill Property .............  3,300         40,624
Gwalia Consolidated ..............  5,000          6,894
Oil Search Ltd.* ................. 25,000         18,657
Villa World Ltd.* ................ 50,000         31,984
Westralian Sands Ltd. ............ 14,000         32,339
                                                --------------------------
 TOTAL AUSTRALIA (2.0%) ..........               132,588
                                                --------------------------
CANADA
Accugraph Corp. (Class A)*  ......  5,000         21,389
Cinar Films, Inc. (Class B)*  ....  3,000         29,438
Nelvana Limited*+ ................  3,000         40,412
Quality Dino Entertainment Ltd.*    5,000         20,000
Royal Plastics Group Ltd.*+  .....  2,000         27,488
                                                --------------------------
 TOTAL CANADA (2.0%) .............               138,727
                                                --------------------------
CHILE (0.4%)
Enersis S.A. (ADR) ...............  1,000         29,500
                                                --------------------------
DENMARK
Novo-Nordisk AS ..................    350         37,345
Tele Danmark AS, B shares ........    600         33,399
                                                --------------------------
 TOTAL DENMARK (1.0%) ............                70,744
                                                --------------------------
FRANCE
Coflexip (ADR) ...................  2,000         50,750
Credit Local de France ...........    500         46,380
                                                --------------------------
 TOTAL FRANCE (1.4%) .............                97,130
                                                --------------------------
GERMANY
Apcoa Parking AG* ................    400         21,260
Bayer AG .........................    100         24,854
SGL Carbon AG*+ ..................  1,800         80,443
Veba .............................     50         19,633
                                                --------------------------
 TOTAL GERMANY (2.2%) ............               146,190
                                                --------------------------
HONG KONG
Ek Chor China Motorcycle Co.  ....  1,000         16,125
Hopewell Holdings ................ 35,000         29,627
HSBC Holding PLC .................  2,000         25,653
Jardine International
 Holdings Ltd. ................... 18,000         17,679
                                                --------------------------
 TOTAL HONG KONG (1.3%) ..........                89,084
                                                --------------------------
INDONESIA
Asia Pacific Resources
 International Holdings Ltd.
 (Class A)* ......................  2,000         18,250
PT Indonesian Satellite (ADR)  ...  1,000         38,250
                                                --------------------------
 TOTAL INDONESIA (0.8%) ..........                56,500
                                                --------------------------
IRELAND
Allied Irish Bank ................  5,000         23,593
Crean (James) PLC--Units .........  5,000         17,613
                                                --------------------------
 TOTAL IRELAND (0.6%) ............                41,206
                                                --------------------------
ITALY (0.5%)
Industrie Natuzzi (ADR) ..........  1,000         33,125
                                                --------------------------
JAPAN
Aim Services Co. Ltd.* ...........  1,000         23,597
Asahi Bank Ltd. ..................  2,000         21,356

                                     NUMBER OF          VALUE
                                      SHARES           (NOTE 1)
---------------------------------  -----------  --------------------------
COMMON STOCKS (Continued):
Asahi Diamond Industrial .........  2,000       $  24,541
Coco's Japan Co. Ltd .............  1,000          11,563
Daibiru Corp. ....................  2,000          23,314
Denki Kagaku Kogyo K.K.* .........  5,000          16,636
Eidensha Co. Ltd. ................  1,000          13,569
Familymart Co. ...................  1,000          50,145
Hachijuni Bank ...................  2,000          24,777
Hitachi Metals Ltd. ..............  4,000          44,882
Ishihara Sangyo Ltd.* ............ 12,000          35,679
Kaneshita Construction ...........  2,000          26,429
Keyence Corp. ....................    400          44,835
Kinden Corp. .....................  1,000          18,642
Koa Fire & Marine ................  8,000          49,083
Kurita Water Industries ..........  2,000          51,442
Kyoritsu Maintenance Co. Ltd.*  ..  1,000          42,829
Mabuchi Motor ....................    400          27,562
Minebea Co. ......................  3,000          19,256
Mitsubishi Bank ..................  1,000          21,592
Mitsubishi Motors Corp. ..........  2,000          16,495
National House Industrial ........  1,000          18,524
Nichiei Co. Ltd. .................  1,000          61,707
Nichiha ..........................  2,000          41,296
Nihon Dempa Kogyo ................  1,000          28,907
Nikon Corp. ......................  4,000          39,361
Nippon Electric Glass ............  1,000          16,046
Nippon Kanzai Co. ................  1,000          29,969
Nippon Sanso Corp.* ..............  8,000          36,057
Nippon Telegraph &
 Telephone Corp.* ................      5          41,885
Nippon Yakin Kogyo Co.* ..........  1,000           4,271
Noritz Co. .......................  2,000          37,520
Ohsho Food Service Corp.* ........  1,000          22,418
Oji Paper ........................  4,000          38,464
Omron Corp. ......................  2,000          38,228
Oriental Construction Co.*  ......  1,000          21,002
Promise Co. Ltd. .................    300          12,530
PS Corp. .........................  2,000          36,104
Sankyo Co. .......................  1,000          23,243
Santen Pharmaceutical Co. ........  1,000          26,665
Sanyo Shinpan Finance Co. Ltd.  ..    500          36,576
Sato Corp. .......................  1,000          17,698
Seijo Corp.* .....................  1,000          37,166
Sekichu Co. Ltd.* ................  1,000          13,922
Sekisui Chemical Co. Ltd. ........  3,000          35,396
Sharp Corp. ......................  1,000          13,215
Shimamura Co. Ltd. ...............  1,000          35,396
Showa Shell Sekiyu ...............  1,150          11,018
SMC Corp. ........................    800          45,968
Takara Shuzo Co. .................  1,000           7,563
Takeda Chemical Industries  ......  2,000          26,429
Toda Construction ................  1,000           8,778
Toho Bank ........................  3,000          24,439
Tokyo Broadcasting System ........  1,000          14,276
Tokyo Electron ...................  1,000          34,216
Toppan Printing Co. ..............  3,000          39,290
Wesco, Inc. ......................  1,000          22,772
Yamaichi Securities ..............  4,000          21,426
Yamanashi Chuo Bank ..............  3,000          33,626
Yamanouchi Pharmaceutical ........  2,000          45,071
                                                --------------------------
 TOTAL JAPAN (25.1%) .............              1,706,662

THE HUDSON RIVER TRUST
INTERNATIONAL PORTFOLIO
PORTFOLIO OF INVESTMENTS (Concluded)
June 30, 1995 (Unaudited)

                                     NUMBER OF           VALUE
                                      SHARES            (NOTE 1)
---------------------------------  -----------  --------------------------
COMMON STOCKS (Continued):
MALAYSIA
Arab-Malaysia Finance* ...........  7,000       $ 28,281
Hock Hua Bank ....................  7,000         26,415
Kian Joo Can Factory ............. 10,000         39,171
Metacorp BHD* .................... 10,000         30,763
Peladang Kimia BHD* ..............  5,000         13,023
Tenaga Nasional BHD .............. 10,000         40,812
                                                --------------------------
 TOTAL MALAYSIA (2.6%) ...........               178,465
                                                --------------------------
NETHERLANDS
Baan Co. N.V.* ...................  2,000         61,750
Philips Electronics N.V. .........    500         21,176
Polygram .........................    500         29,537
Randstad Holdings N.V. ...........    500         35,379
Wolters Kluwer ...................  1,000         88,254
                                                --------------------------
 TOTAL NETHERLANDS (3.5%) ........               236,096
                                                --------------------------
NORWAY
Liva Bil .........................  1,400         32,940
Norsk Hydro AS ...................    500         20,973
Tomra Systems .................... 18,000         70,684
                                                --------------------------
 TOTAL NORWAY (1.8%) .............               124,597
                                                --------------------------
NEW ZEALAND
Air New Zealand Limted 'B'
 Shares* ......................... 10,000         29,082
Lion Nathan Ltd. ................. 15,000         29,684
                                                --------------------------
 TOTAL NEW ZEALAND (0.9%) ........                58,766
                                                --------------------------
PANAMA
Banco Latinoamericano de
 Exportaciones, S.A. .............  2,000         66,250
Helicopter Line Ltd.* ............ 15,000         45,127
                                                --------------------------
 TOTAL PANAMA (1.6%) .............               111,377
                                                --------------------------
PERU (0.8%)
Banco Wiese Limitado (ADS)  ......  6,400         52,800
                                                --------------------------
SINGAPORE
Hong Kong Land Holding ........... 12,000         21,840
Overseas Chinese Bank Ltd.  ......  2,000         22,182
Overseas Union Bank ..............  3,000         18,891
                                                --------------------------
 TOTAL SINGAPORE (0.9%) ..........                62,913
                                                --------------------------
SPAIN
Banco Popular ....................    200         29,734
Centros Comerciales Pryca S.A.*  .  1,000         18,583
Corporacion Mapfre
 Cia Inter .......................    700         34,400
Repsol SA ........................  1,000         31,468
                                                --------------------------
 TOTAL SPAIN (1.7%) ..............               114,185
                                                --------------------------


                                         NUMBER OF           VALUE
                                          SHARES            (NOTE 1)
---------------------------------      -----------  -------------------------
COMMON STOCKS (Continued):
SWEDEN (0.7%)
Sparbanken Sverige
 AB Shares A+ ....................      6,000       $ 50,718
                                                --------------------------
SWITZERLAND (1.0%)
Roche Holdings AG Genusscheine  ..         10         64,438
                                                --------------------------
UNITED KINGDOM
Aran Energy PLC* .................     60,000         37,708
British Airways ..................      8,000         52,441
Hanson PLC .......................     15,000         52,505
Powergen PLC (ADR) ...............      3,000         23,078
Reed International ...............      1,000         14,049
Takare* ..........................     10,000         30,548
Tate & Lyle PLC ..................      3,000         20,286
Williams Holdings PLC ............      5,000         25,099
WPP Group PLC ....................     15,000         28,878
Zeneca Group PLC .................      4,000         67,588
 TOTAL UNITED KINGDOM (5.2%)  ....                   352,180
                                                --------------------------
TOTAL COMMON STOCKS (58.0%)
 (Cost $3,904,623) ...............                 3,947,991
                                                --------------------------
PREFERRED STOCKS:
GERMANY (0.6%)
Fielmann AG* .....................        800         36,446
                                                --------------------------
TOTAL PREFERRED STOCKS (0.6%)
 (Cost $29,852) ..................                    36,446
                                                --------------------------
                                   PRINCIPAL
                                     AMOUNT
                                   -----------
LONG-TERM DEBT SECURITIES:
NETHERLANDS (0.7%)
Boskalis Westminster
 5.25% Conv., 06/01/00 ........... $   80,000         49,247
                                                --------------------------
TOTAL LONG-TERM DEBT SECURITIES (0.7%)
 (Amortized Cost $44,748) ........                    49,247
                                                --------------------------
SHORT-TERM DEBT SECURITIES:
U.S. GOVERNMENT (41.1%)
Federal Home Loan Mortgage Corp.
 6.1%, due 07/03/95 ..............   2,800,000     2,799,905
                                                --------------------------
TOTAL SHORT-TERM DEBT SECURITIES (41.1%)
 (Amortized Cost $2,799,905)  ....                 2,799,905
                                                --------------------------
TOTAL INVESTMENTS (100.4%)
 (Cost/Amortized Cost $6,779,128)                  6,833,589
LIABILITIES IN EXCESS OF CASH AND
 RECEIVABLES (-0.4%) .............                   (24,863)
                                                --------------------------
NET ASSETS (100.0%) ..............                $6,808,726
                                                ==========================


----------
* Non-income producing.

+ Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may only be resold to qualified institutional buyers.

See Notes to Financial Statements.

THE HUDSON RIVER TRUST
INTERNATIONAL PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
June 30, 1995
(Unaudited)

   1. The Hudson River Trust (Trust) is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Trust has thirteen Portfolios (Portfolios) currently in operation. Shares of the Trust are offered to separate accounts of The Equitable Life Assurance Society of the United States (Equitable), a wholly-owned subsidiary of The Equitable Companies Incorporated, Equitable Variable Life Insurance Company (Equitable Variable), a wholly-owned subsidiary of the Equitable, and to separate accounts of other insurance companies unaffiliated with Equitable and Equitable Variable. Effective December 14, 1994, the Trust's Board of Trustees approved the establishment of the International Portfolio (Portfolio). The Portfolio commenced operations on April 3, 1995, at an initial share value of $10.

   The following is a summary of the significant accounting policies of the
Portfolio:

   Stocks listed on national securities exchanges and certain over-the-counter issues traded on the NASDAQ national market system are valued at the last sale price, or, if there is no sale, at the latest available bid price. Other unlisted stocks are valued at their last sale price or, if no reported sale during the day, at a bid price estimated by a broker.

   Convertible preferred stocks listed on national securities exchanges are valued as of their last sale price or, if there is no sale, at the latest available bid price.

   Convertible bonds and unlisted convertible preferred stocks are valued at bid prices obtained from one or more of the major dealers in such securities. Where there is a discrepancy between dealers, values may be adjusted based on recent premium spreads to the underlying common stocks.

   Mortgage backed and asset backed securities are valued at prices obtained from a bond pricing service where available, or at a bid price obtained from one or more of the major dealers in such securities. If a quoted price is unavailable, an equivalent yield or yield spread quotes will be obtained from a broker and converted to a price.

   Purchased options, including options on futures, are valued at their last bid price. Written options are valued at their last asked price.

   Long-term corporate bonds are valued at prices obtained from a bond pricing service of a major dealer in bonds when such prices are available; however, when such prices are not available, such bonds are valued at a bid price estimated by a broker.

   U.S. Treasury securities and other obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities are valued at representative quoted prices.

   Foreign securities not traded directly, or in American Depository Receipt
(ADR) or similar form in the United States, are valued at representative quoted prices in the currency of the country of origin.

   Short-term debt securities which mature in 60 days or less are valued at amortized cost, which approximates market value. Short-term debt securities which mature in more than 60 days are valued at representative quoted prices.

   Futures and forward contracts are valued at their last sale price or, if there is no sale, at the latest available bid price.

   Other securities, including restricted securities, and assets for which market quotations are not readily available or for which valuation cannot be provided, are valued at "fair value" as determined in good faith by the Valuation Committee of the Board of Trustees.

   Securities transactions are recorded on the trade date net of brokerage fees, commissions, and transfer fees.

THE HUDSON RIVER TRUST
INTERNATIONAL PORTFOLIO
NOTES TO FINANCIAL STATEMENTS - (Continued)
June 30, 1995
(Unaudited)

   Interest income (including amortization of premium and discount on securities using the effective yield method) is accrued daily. Dividend income is recorded on the ex-dividend date.

   Realized gains and losses on the sale of investments are computed on the basis of the identified cost of the related investments sold.

   The books and records of the Portfolio are kept in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the bid price last quoted by a composite list of major U.S. banks at the following dates:

    (i) market value of investment securities, other assets and liabilities--at the valuation date.

   (ii) purchase and sales of investment securities, income and expenses--at the date of such transactions.

   Net currency gains or losses realized and unrealized as a result of differences between interest or dividends and withholding taxes recorded on the Portfolio's books and the U.S. dollar equivalent amount actually received or paid are presented under foreign currency transactions in the realized and unrealized gains and losses section of the Statement of Operations.

   The Portfolio intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its net investment income and net realized capital gains to its shareholders. Therefore, no Federal income tax provision is required. Dividends from net investment income are declared and distributed quarterly; dividends from net realized short-term and long-term capital gains are declared and distributed annually. All dividends are reinvested in additional full and fractional Shares of the Portfolio. All dividends are distributed on a tax basis and as such, the amounts may differ from financial statement investment income and realized capital gains.

   Options Written:

   The Portfolio may write (sell) covered options as a hedge to provide protection against adverse movements in the price of securities in the portfolio or to enhance investment performance. When the Portfolio writes an option, an amount equal to the premium received by the Portfolio is recorded as a liability and is subsequently adjusted on a daily basis to the current market price of the option written. Premiums received from writing options which expire unexercised are recognized as gains on the expiration date. In writing options, the Portfolio must assume that the option may be exercised at any time prior to the expiration of its obligation as a writer, and that in such circumstances the net proceeds of the sale or cost of purchase of the underlying securities pursuant to the call or put option may be substantially below or above the prevailing market price. The Portfolio also has the additional risk of not being able to enter into a closing purchase transaction if a liquid secondary market does not exist and bears the risk of unfavorable changes in the price of the financial instruments underlying the options.

   Futures and Forward Contracts:

   Futures and forward contracts are agreements to buy or sell a security for a set price in the future. The Portfolio may buy or sell futures and forward contracts for the purpose of protecting its portfolio securities against future changes in interest rates which might adversely affect the value of the Portfolio's securities or the price of securities that it intends to purchase at a later date. Initial margin deposits are made upon entering into futures contracts and can be either in cash or treasury securities. During the period the futures and forward contracts are open, changes in the market price of the contract are recognized as unrealized gains or losses by "marking-to-market" at the end of each trading day. Variation margin payments on futures contracts are received or made, depending upon whether unrealized gains or losses are incurred. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transactions and the Portfolio's basis in the contract. Should interest rates move unexpectedly, the

THE HUDSON RIVER TRUST
INTERNATIONAL PORTFOLIO
NOTES TO FINANCIAL STATEMENTS - (Continued)
June 30, 1995
(Unaudited)

Portfolio may not achieve the anticipated benefits of the futures and forward contracts and may incur a loss. The use of futures and forward contracts transactions involves the risk of imperfect correlation in movements in the price of futures and forward contracts, interest rates and the underlying hedged assets.

   Limitations on Market and Credit Risk:

   Written options, futures and forward contracts involve elements of both market and credit risk in excess of the amounts reflected in the Statement of Assets and Liabilities. The contract amounts of these written options, futures and forward contracts reflect the extent of the Portfolio's exposure to off-balance sheet risk. The Portfolio bears the market risk which arises from any changes in security values. The credit risk for futures contracts is limited to failure of the exchange or board of trade which acts as the counterparty to the Portfolio's futures transactions. Forward contracts are done directly with the counterparty and not through an exchange and can be terminated only by agreement of both parties to the contract. There is no daily margin settlement and the Portfolio is exposed to the risk of default by the counterparty.

   2. Under the terms of an investment advisory agreement, the Portfolio pays Alliance Capital Management L.P. (Alliance) an advisory fee based upon annual rates of 0.90% of the first $500 million of daily average net assets, 0.85% of the next $1 billion of daily average net assets and 0.80% of the daily average net assets in excess of $1.5 billion. Alliance, a publicly traded limited partnership, is indirectly majority-owned by Equitable.

   3. Purchases and sales of investment securities (excluding short-term investments) aggregated $4,543,994 and $568,139, respectively, for the period from April 3, 1995 (commencement of operations) through June 30, 1995.

   The Portfolio may enter into forward currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign securities holdings. A forward contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contracts and the closing of such contracts is included in realized gains or losses from foreign currency transactions. At June 30, 1995, the Portfolio had outstanding forward currency contracts to buy/sell foreign currencies as follows:

                                               CONTRACT      COST ON       U.S. $      UNREALIZED
                                                AMOUNT     ORIGINATION    CURRENT     APPRECIATION/
                                               (000'S)        DATE         VALUE     (DEPRECIATION)
                                             ----------  -------------  ----------  ---------------
FOREIGN CURRENCY BUY CONTRACTS
Japanese Yen, expiring 07/03/95-09/18/95  .. 22,373      $264,566       $264,269    $  (297)
Malaysian Ringgit, expiring 07/05/95  ......     98        40,230         40,213        (17)

FOREIGN CURRENCY SALE CONTRACTS
British Pounds, expiring 09/18/95 ..........    114       178,022        181,379     (3,357)
Deutsche Marks, expiring 07/07/95-09/18/95      130        91,296         94,180     (2,884)
Japanese Yen, expiring 09/18/95 ............ 24,517       291,765        289,269      2,496
Netherland Guilders, expiring 09/18/95  ....    111        68,899         71,662     (2,763)
                                                                                    ---------------
                                                                                    $(6,822)
                                                                                    ===============

   As of June 30, 1995, the cost of investments for Federal income tax purposes was $6,782,975. Accordingly, gross unrealized appreciation of investments was $224,437 and gross unrealized depreciation of investments was $173,823 resulting in net unrealized appreciation of $50,614.

   4. At June 30, 1995, there was an unlimited number of shares of beneficial interest (Shares), without par value, available for issuance by the Board of Trustees. Shares are divided into thirteen classes, one class for each portfolio.

THE HUDSON RIVER TRUST
INTERNATIONAL PORTFOLIO
NOTES TO FINANCIAL STATEMENTS - (Concluded)
June 30, 1995
(Unaudited)

   Transactions in Shares for the International Portfolio were as follows:

                                             APRIL 3, 1995* TO
                                               JUNE 30, 1995
                                            -----------------
Shares sold ............................... 671,744
Shares issued in reinvestment of dividends    3,532
Shares redeemed ...........................    (618)
                                            -----------------
Net increase .............................. 674,658
                                            =================

[FN]

----------
* Commencement of operations.

THE HUDSON RIVER TRUST
INTERNATIONAL PORTFOLIO
FINANCIAL HIGHLIGHTS
(Unaudited)

SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD (A)

                                                        APRIL 3, 1995*
                                                         TO JUNE 30,
                                                             1995
                                                       --------------
Net asset value, beginning of period ................. $ 10.00
                                                       --------------
 INCOME FROM INVESTMENT OPERATIONS:
 Net investment income ...............................    0.06
 Net realized and unrealized gain on investments  ....    0.08
                                                       --------------
 Total from investment operations ....................    0.14
                                                       --------------
 LESS DISTRIBUTIONS:
 Dividends from net investment income ................   (0.05)
                                                       --------------
Net asset value, end of period ....................... $ 10.09
                                                       ==============
Total return(b) ......................................    1.47%
                                                       ==============
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's) ....................    $6,809
Ratio of expenses to average net assets ..............    1.19%(c)
Ratio of net investment income to average net assets      2.40%(c)
Portfolio turnover rate ..............................      17%

----------
*    Commencement of operations.

(a) Net investment income and capital changes per share are based upon monthly average shares outstanding.

(b) Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total return calculated for a period of less than one year is not annualized.

(c)  Annualized.

                            THE HUDSON RIVER TRUST

           1345 Avenue of the Americas -- New York, New York 10105

                     STATEMENT OF ADDITIONAL INFORMATION


                                 MAY 1, 1995

This Statement of Additional Information is not a prospectus. It should be read in conjunction with The Hudson River Trust (Trust) Prospectus dated May 1, 1995 and retained for future reference.


A copy of the Prospectus to which this Statement of Additional Information relates is available at no charge by writing the Trust at the above address.

                              TABLE OF CONTENTS

                                                                            PAGE
                                                                         --------
General Information and History ........................................ 2
Investment Restrictions of the Portfolios .............................. 4
Description of Certain Securities in Which the Portfolios May Invest  .. 6
Management of the Trust ................................................ 21
Investment Advisory and Other Services ................................. 26
Brokerage Allocation ................................................... 29
Trust Expenses and Other Charges ....................................... 31
Purchase and Pricing of Securities ..................................... 31
Certain Tax Considerations ............................................. 33
Portfolio Performance .................................................. 34
Other Services ......................................................... 36
Financial Statements ................................................... 38
Appendix A--Description of Commercial Paper Ratings .................... A-1

-----------------------------------------------------------------------------

HRT-SAI 103 (5/95)          Copyright 1995. The Hudson River Trust. All rights
reserved.                                                   Catalog No. 126491

GENERAL INFORMATION AND HISTORY
THE TRUST


The Hudson River Trust is an open-end management investment company--a type of company commonly known as a "mutual fund." It is registered as such under the Investment Company Act of 1940, as amended (Investment Company Act). Originally organized as a Maryland corporation, the Trust's operations commenced on March 22, 1985. On July 10, 1987, the Trust was formed as a Massachusetts business trust. The Trust continuously offers its shares exclusively to separate accounts of insurance companies in connection with variable life insurance contracts and variable annuity certificates and contracts (collectively, Contracts). Currently, the Trust's shareholders are separate accounts of The Equitable Life Assurance Society of the United States (Equitable), separate accounts of Equitable Variable Life Insurance Company (Equitable Variable), a wholly-owned subsidiary of Equitable, a separate account of Integrity Life Insurance Company, a separate account of American Franklin Life Insurance Company, a separate account of Transamerica Occidental Life Insurance Company and a separate account of SAFECO Life Insurance Company, all of which are insurance companies unaffiliated with Equitable. The Trust may offer its shares to separate accounts of other insurance companies, both affiliated and not affiliated with Equitable. As of March 31, 1995, Equitable and Equitable Variable owned approximately 99.5% of the Trust's outstanding shares and, as a result, may be deemed to be control persons with respect to the Trust.

As a "series" type of mutual fund, the Trust issues separate series of shares of beneficial interest, each of which represents a separate portfolio (Portfolio) of investments. Each Portfolio resembles a separate fund issuing a separate class of stock. The Common Stock and Money Market Portfolios are the successors to Separate Accounts I and II of Equitable Variable. (See "Description of Reorganization and Other Matters"). The Balanced and Aggressive Stock Portfolios received their initial funding on January 27, 1986 from Equitable Variable. The High Yield Portfolio received its initial funding on January 2, 1987. The Global Portfolio received its initial funding on August 27, 1987. The Conservative Investors and Growth Investors Portfolios received their initial funding on October 2, 1989. The Intermediate Government Securities Portfolio (Government Portfolio) received its initial funding on April 1, 1991. The Quality Bond and Growth and Income Portfolios received their initial funding on October 1, 1993. The Equity Index Portfolio received its initial funding on March 1, 1994. The International Portfolio received its initial funding on April 3, 1995.

Because of current Federal securities law requirements, the Trust expects that its shareholders will offer to owners of the Contracts (Contractowners) the opportunity to instruct them as to how shares allocable to their Contracts will be voted with respect to certain matters, such as approval of investment advisory agreements. As of March 31, 1995, to the Trust's knowledge, no Contractowners other than those set forth below owned Contracts entitling such persons to give voting instructions regarding more than 5% of the outstanding shares of a Portfolio.




                            GOVERNMENT              QUALITY BOND               EQUITY INDEX                 GLOBAL
                            PORTFOLIO                 PORTFOLIO                 PORTFOLIO                 PORTFOLIO
                     ----------------------  -------------------------  ------------------------  ------------------------
                        UNITS       % OF        UNITS        % OF          UNITS         % OF        UNITS          % OF
                        OWNED     PORTFOLIO     OWNED       PORTFOLIO      OWNED      PORTFOLIO      OWNED       PORTFOLIO
                     ---------  -----------  ------------  -----------  -----------  -----------  -----------  -----------
Boatmen's Trust Co.*                         10,568,423    69.49
Equitable ..........                                                                              3,535,563    10.08
Mars Inc. ..........                          2,592,388    17.05        2,797,041    63.51
Eugene Mercy, Jr.  . 322,644    5.43

---------------
   * Boatmen's Trust Co., Trustee under Master Trust Agreement for SBC Communications, Inc. Deferred Compensation Plans and other Executive Benefit Plans.

The principal addresses of Boatmen's Trust Co., Equitable, Mars Inc. and Eugene Mercy, Jr. are 175 East Houston Street, San Antonio, Texas; 787 Seventh Avenue, New York, New York; 6885 Elm Street, McLean, Virginia; and 1111 Park Avenue, New York, New York, respectively.


Were such a Contractowner's funds withdrawn from the Trust or transferred to a different Portfolio at the Contractowner's request, the Trust could be forced to sell portfolio securities at disadvantageous prices.

LEGAL CONSIDERATIONS

Under Massachusetts law, annual election of Trustees is not required, and, in the normal course, the Trust does not expect to hold annual meetings of shareholders. There will normally be no meetings of shareholders for the purpose of electing Trustees unless and until such time as less than a majority of the Trustees holding office have been elected by shareholders, at which time the Trustees then in office will call a shareholders' meeting for the election of Trustees. Pursuant to the procedures set forth in Section 16(c) of the Investment Company Act, shareholders of record of not less than two-thirds of the outstanding shares of the Trust may remove a Trustee by a vote cast in person or by proxy at a meeting called for that purpose.

Except as set forth above, the Trustees shall continue to hold office and may appoint successor Trustees. Voting rights are not cumulative, so that the holders of more than 50% of the shares voting in the election of Trustees can, if they choose to do so, elect all the Trustees of the Trust, in which event the holders of the remaining shares will be unable to elect any person as a Trustee. Amendments to the Declaration of Trust of the Trust generally require the affirmative vote of a majority of the outstanding shares of the Trust.

The shares of each Portfolio, when issued, will be fully paid and non-assessable and will have no preference, preemptive, conversion, exchange or similar rights.

Under Massachusetts law, in certain circumstances shareholders may be held personally liable as partners for the obligations of a business trust such as the Trust. The shareholders of the Trust are the insurance companies whose separate accounts invest in it. The Trust's Declaration of Trust contains provisions designed to protect shareholders from such liability to the extent of the Trust's assets. As a result, the risk of personal liability for the insurance company shareholders is remote.

The Declaration of Trust further provides that the Trustees will not be liable for errors of judgment or mistakes of fact or law, but nothing in the Declaration of Trust protects a Trustee against any liability to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office. The Declaration of Trust permits the Trust to purchase and maintain on behalf of the Trustees insurance against certain liabilities.

DESCRIPTION OF REORGANIZATION AND OTHER MATTERS

The following transactions, referred to as the Reorganization, were effected simultaneously on March 22, 1985, pursuant to an Agreement and Plan of Reorganization dated November 20, 1984, entered into by Equitable Variable, Separate Accounts I and II, and The Hudson River Fund, Inc. (the Fund), the predecessor of the Trust.

Equitable Variable divided Separate Account I into two divisions, a Common Stock Division and a Money Market Division. Separate Account II was combined with Separate Account I (the Continuing Separate Account). Rather than investing directly, the Common Stock Division and the Money Market Division of the Continuing Separate Account invested in shares of the Fund, which, in turn, invested in diversified portfolios of common stock or money market investments.

In order for the Fund to commence operations, all the investment assets of Separate Accounts I and II (together with any related liabilities) were transferred to the Common Stock and Money Market Portfolios of the Fund, respectively, in exchange for shares in those Portfolios having an equivalent aggregate net asset value.

On September 30, 1987, all of the Fund's assets and liabilities were transferred to the Trust, pursuant to an Agreement and Plan of Reorganization (the Plan) between the Fund and the Trust. The Plan was proposed to shareholders in order to permit greater operating flexibility and efficiencies. The Plan provided for changes of domicile (from Maryland to Massachusetts) and of form of organization (from a corporation to a business trust). However, in all other material respects the Trust was identical to the Fund immediately prior to the execution of the Plan.

INVESTMENT RESTRICTIONS OF THE PORTFOLIOS
FUNDAMENTAL RESTRICTIONS

The following restrictions apply to all of the Portfolios and are fundamental. Unless permitted by law, they will not be changed for any Portfolio without a vote of that Portfolio's shareholders.

None of the Portfolios will:

   o underwrite securities issued by other persons except to the extent that, in connection with the disposition of its portfolio investments, it may be deemed to be an underwriter under certain Federal securities laws;

   o make short sales of securities, except when it has, by reason of ownership of other securities, the right to obtain securities of equivalent kind and amount that will be held so long as it is in a short position;

   o issue senior securities;

   o purchase real estate or mortgages; however, the Portfolios may, as appropriate and consistent with their investment policies and other investment restrictions, buy securities of issuers which engage in real estate operations and securities which are secured by interests in real estate (including partnership interests and shares of real estate investment trusts), and may hold and sell real estate acquired as a result of ownership of such securities;

   o purchase any security on margin or borrow money, except that this restriction shall not apply to borrowing from banks for temporary purposes, to the pledging of assets to banks in order to transfer funds for various purposes as required without interfering with the orderly liquidation of securities in a Portfolio (but not for leveraging purposes), to margin payments or pledges in connection with options, futures contracts, options on futures contracts, forward contracts or options on foreign currencies or, with respect to the Quality Bond Portfolio, to transactions in interest rate swaps, caps and floors; or

   o make loans (including lending cash or securities), except that this restriction shall not apply to the High Yield and Government Portfolio. Additionally, each of the other Portfolios may make loans of portfolio securities not exceeding 50% of the value of that Portfolio's total assets. This restriction does not prevent a Portfolio from purchasing debt obligations in which a Portfolio may invest consistent with its investment policies, or from buying government obligations, short-term commercial paper, or publicly traded debt, including bonds, notes, debentures, certificates of deposit, and equipment trust certificates, nor does this restriction apply to loans made under insurance policies or through entry into repurchase agreements to the extent they may be viewed as loans.

Each Portfolio, except as noted below, elects not to "concentrate" investments in an industry, as that concept is defined under applicable Federal securities laws. In general, this means that no Portfolio will make an investment in an industry if that investment would make the Portfolio's holding in that industry exceed 25% of the Portfolio's assets. However, this restriction does not apply to investments by the Money Market Portfolio in certificates of deposit or securities issued and guaranteed by domestic banks. Furthermore, the U.S. Government, its agencies and instrumentalities are not considered members of any industry. Each Portfolio intends to be "diversified," as that term is defined under applicable Federal securities laws. In general, this means that no Portfolio will make an investment unless, when considering all its other investments, 75% of the value of the Portfolio's assets would consist of cash, cash items, U. S. Government securities, securities of other investment companies and other securities. For the purposes of this restriction, "other securities" are limited for any one issuer to not more than 5% of the value of the Portfolio's total assets and to not more than 10% of the issuer's outstanding voting securities. As a matter of operating policy, each Portfolio will not consider repurchase agreements to be subject to the above-stated 5% limitation if all the collateral underlying the repurchase agreements are U.S. Government securities and such repurchase agreements are fully collateralized.

Further, as a matter of operating policy, the Money Market Portfolio will invest no more than 5% of the value of its total assets in securities of any one issuer, other than U.S. Government securities, except that the Money Market Portfolio may invest up to 25% of its total assets in First Tier Securities (as defined in Rule 2a-7 under the Investment Company Act) of a single issuer for a period of up to three business days after the purchase of such security. Further, as a matter of operating policy, the Money Market Portfolio will not invest more than (i) the greater of 1% of its total assets or $1,000,000 in Second Tier Securities (as defined in Rule 2a-7 under the Investment Company Act) of a single issuer and (ii) 5% of the Money Market Portfolio's total assets, when acquired, in Second Tier Securities.

These policies of the Portfolios with respect to concentration and diversification will not be changed for any Portfolio without a vote of that Portfolio's shareholders, unless permitted by law.

NON-FUNDAMENTAL RESTRICTIONS

The following investment restrictions apply to all of the Portfolios, but are not fundamental. They may be changed for any Portfolio without a vote of that Portfolio's shareholders.

None of the Portfolios will:

   o invest more than 15% of its assets in securities restricted as to disposition under Federal securities laws, or securities otherwise considered illiquid or not readily marketable, including repurchase agreements having a maturity of more than seven days; however, this restriction will not apply to securities sold pursuant to Rule 144A under the Securities Act of 1933, so long as such securities meet liquidity guidelines to be established by the Trust's Board of Trustees;


   o trade in foreign exchange (except transactions incidental to the settlement of purchases or sales of securities for a Portfolio); however, the High Yield, Global, Quality Bond, Growth and Income, Conservative Investors, Balanced, Common Stock, Aggressive Stock, Growth Investors and International Portfolios may trade in foreign exchange, provided the amount of foreign exchange underlying a Portfolio's currency hedging transactions does not exceed 10% of such Portfolio's assets;


   o acquire securities of any company that is a securities broker or dealer, a securities underwriter, an investment adviser of an investment company, or an investment adviser registered under the Investment Advisers Act of 1940 (other than any such company that derives no more than 15% of its gross revenues from securities related activities), except the Portfolios (other than the Money Market Portfolio) may purchase bank, trust company, and bank holding company stock, and except that each of the Portfolios may invest, in accordance with Rule 12d3-1 under the Investment Company Act, up to 5% of its total assets in any such company provided that it owns no more than 5% of the outstanding equity securities of any class plus 10% of the outstanding debt securities of such company; or

   o make an investment in order to exercise control or management over a company.

In addition, none of the Portfolios will invest more than 5% of its assets in the securities of any one investment company, own more than 3% of any one investment company's outstanding voting securities, or have total holdings of investment company securities in excess of 10% of the value of the Portfolio's assets.

ADDITIONAL INVESTMENT RESTRICTION THAT APPLIES TO THE COMMON STOCK, BALANCED, AGGRESSIVE STOCK AND CONSERVATIVE INVESTORS PORTFOLIOS

The Common Stock, Balanced, Aggressive Stock and Conservative Investors Portfolios will operate under the general investment restrictions described above. In addition, they will not:

   o acquire securities of investment companies not registered under the Investment Company Act.

ADDITIONAL INVESTMENT RESTRICTIONS THAT APPLY TO THE MONEY MARKET PORTFOLIO

The Money Market Portfolio will operate under the general investment restrictions described above. In addition, it will not:

   o invest more than 10% of its assets in securities restricted as to disposition under Federal securities laws, or securities otherwise considered illiquid or not readily marketable, including repurchase agreements having a maturity of more than seven days; however, this restriction will not apply to securities sold pursuant to Rule 144A under the Securities Act of 1933, so long as such securities meet liquidity guidelines to be established by the Trust's Board of Trustees;

   o purchase oil and gas interests;

   o purchase or write puts or calls (options); or

   o purchase equity securities, voting securities other than securities of registered investment companies with investment policies not substantially broader than those of the Portfolio (subject to the above percentage limitations) or local or state government securities.

The Money Market Portfolio will invest only in funds whose investment policies are similar to or narrower than those of the Portfolio. It is expected that such investments would be made in funds designed for institutional investors such as the Portfolio and would be used for amounts which might otherwise be left uninvested because they do not meet the minimums necessary for other permitted investments or to take advantage of higher yields available at that time in such funds.

ADDITIONAL INVESTMENT RESTRICTION THAT APPLIES TO THE HIGH YIELD AND GROWTH INVESTORS PORTFOLIOS

The High Yield and Growth Investors Portfolios will operate under the general investment restrictions described above. In addition, each will not:

   o invest more than 10% of its total assets in (i) fixed income securities which are rated lower than B3 by Moody's Investors Service, Inc. (Moody's) or B- by Standard & Poor's Corporation (S&P) or are unrated, and (ii) money market instruments of any entity which has an outstanding issue of unsecured debt that is rated lower than B3 by Moody's or B- by S&P, or is unrated; however this restriction will not apply to (i) fixed income securities which, in the opinion of the Trust's investment adviser, have similar characteristics to securities which are rated B3 or higher by Moody's or B-or higher by S&P, or (ii) money market instruments of any entity that has an unsecured issue of outstanding debt which, in the opinion of the Trust's investment adviser, has similar characteristics to securities which are so rated.

DESCRIPTION OF CERTAIN SECURITIES IN WHICH THE PORTFOLIOS MAY INVEST REPURCHASE AGREEMENTS

All of the Portfolios, except the Equity Index Portfolio, may enter into repurchase agreements. Under a repurchase agreement, underlying debt instruments are acquired for a relatively short period (usually not more than one week and never more than a year) subject to an obligation of the seller to repurchase and the Portfolio to resell the instrument at a fixed price and time, thereby determining the yield during the Portfolio's holding period. This results in a fixed rate of return insulated from market fluctuation during that holding period.

Repurchase agreements may have the characteristics of loans by the Portfolio. During the term of the repurchase agreement, the Portfolio retains the security subject to the repurchase agreement as collateral securing the seller's repurchase obligation, continually monitors on a daily basis the market value of the security subject to the agreement and requires the seller to deposit with the Portfolio collateral equal to any amount by which the market value of the security subject to the repurchase agreement falls below the resale amount provided under the repurchase agreement. A Portfolio enters into repurchase agreements with respect to United States Government obligations, certificates of deposit, or bankers' acceptances with registered broker-dealers, United States Government securities dealers or domestic banks whose creditworthiness is determined to be satisfactory by the Trust's investment adviser, Alliance Capital Management L.P. (Alliance), pursuant to guidelines adopted by the Board of Trustees. Generally, a Portfolio does not invest in repurchase agreements maturing in more than seven days. The staff of the Securities and Exchange Commission (SEC) currently takes the position that repurchase agreements maturing in more than seven days are illiquid securities. No Portfolio will enter into a repurchase agreement maturing in more than seven days if as a result more than 15% of the Portfolio's net assets (10% for the Money Market Portfolio) would be invested in "illiquid securities."

If a seller under a repurchase agreement were to default on the agreement and be unable to repurchase the security subject to the agreement, the Portfolio would look to the collateral underlying the seller's repurchase agreement, including the security subject to the repurchase agreement, for satisfaction of the seller's obligation to the Portfolio. In the event a repurchase agreement is considered a loan and the seller defaults, the Portfolio might incur a loss if the value of the collateral declines and may incur disposition costs in liquidating the collateral. In addition, if bankruptcy proceedings are commenced with respect to the seller, realization on the collateral may be delayed or limited and a loss may be incurred.

FORWARD COMMITMENTS AND WHEN-ISSUED AND DELAYED DELIVERY SECURITIES

The Portfolios may enter into forward commitments for the purchase or sale of securities and may purchase or sell securities on a "when-issued" or "delayed delivery" basis. Forward commitments and when-issued or delayed delivery transactions arise when securities are purchased by a Portfolio with payment and delivery taking place in the future in order to secure what is considered to be an advantageous price or yield to the Portfolio at the time of entering into the transaction. However, the price of or yield on a comparable security available when delivery takes place may vary from the price of or yield on the security at the time that the forward commitment or when-issued or delayed delivery transaction was entered into. Agreements for such purchases might be entered into, for example, when a Portfolio anticipates a decline in interest rates and is able to obtain a more advantageous price or yield by committing currently to purchase securities to be issued later. When a Portfolio purchases securities on a forward commitment, when-issued or delayed delivery basis, it does not pay for the securities until they are received, and the Portfolio is required to create a segregated account with the Trust's custodian and to maintain in that account cash, U.S. Government securities or other liquid high-grade debt obligations in an amount equal to or greater than, on a daily basis, the amount of the Portfolio's forward commitments, when-issued or delayed delivery commitments.

A Portfolio will only enter into forward commitments and make commitments to purchase securities on a when-issued or delayed delivery basis with the intention of actually acquiring the securities. However, the Portfolio may sell these securities before the settlement date if it is deemed advisable as a matter of investment strategy. Forward commitments and when-issued and delayed delivery transactions are generally expected to settle within three months from the date the transactions are entered into, although the Portfolio may close out its position prior to the settlement date by entering into a matching sale transaction.

Although none of the Portfolios intends to make such purchases for speculative purposes and each Portfolio intends to adhere to the policies of the SEC, purchases of securities on such bases may involve more risk than other types of purchases. For example, by committing to purchase securities in the future, a Portfolio subjects itself to a risk of loss on such commitments as well as on its portfolio securities. Also, a Portfolio may have to sell assets which have been set aside in order to meet redemptions. In addition, if a Portfolio determines it is advisable as a matter of investment strategy to sell the forward commitment or when-issued or delayed delivery securities before delivery, that Portfolio may incur a gain or loss because of market fluctuations since the time the commitment to purchase such securities was made. Any such gain or loss would be treated as a capital gain or loss and would be treated for tax purposes as such. When the time comes to pay for the securities to be purchased under a forward commitment or on a when-issued or delayed delivery basis, a Portfolio will meet its obligations from the then available cash flow or the sale of securities, or, although it would not normally expect to do so, from the sale of the forward commitment or when-issued or delayed delivery securities themselves (which may have a value greater or less than a Portfolio's payment obligation).

WARRANTS

All the Portfolios, except the Money Market Portfolio, may purchase warrants and similar rights, which are rights to purchase securities at specific prices valid for a specific period of time. Their prices do not necessarily move parallel to the prices of the underlying securities, and warrantholders receive no dividends and have no voting rights or rights with respect to the assets of an issuer. Warrants cease to have value if not exercised prior to the expiration date.

FOREIGN SECURITIES

Each Portfolio, except the Government and Equity Index Portfolios, may invest in foreign securities. Each of the Common Stock, Balanced, Quality Bond and Aggressive Stock Portfolios has the discretion to invest a portion of its assets in foreign securities. Generally, this amount will not exceed 20% of each Portfolio's total assets. The Money Market Portfolio may invest up to 20% of its assets in foreign money market instruments denominated in U.S. dollars. The Conservative Investors Portfolio may invest up to 15% of its assets in foreign securities, the Growth Investors Portfolio may invest up to 30% of its assets in foreign securities, and the Growth and Income Portfolio may invest up to 25% of its assets in foreign securities. The High Yield Portfolio may purchase foreign securities, provided the value of issues denominated in foreign currency shall not exceed 20% of the Portfolio's total assets and the value of issues denominated in United States currency shall not exceed 25% of the Portfolio's total assets.


No percentage limitation applies to investments in foreign securities by the Global Portfolio or the International Portfolio.


Foreign securities involve currency risks. The value of a foreign security denominated in foreign currency changes with variations in the exchange rates. Fluctuations in exchange rates may also affect the earning power and asset value of the foreign entity issuing a security, even one denominated in U.S. dollars. Dividend and interest payments will be repatriated based on the exchange rate at the time of disbursement, and restrictions on capital flows may be imposed.

Foreign securities may be subject to foreign government taxes which reduce their attractiveness. Other risks of investing in such securities include political or economic instability in the country involved, the difficulty of predicting international trade patterns and the possibility of imposition of exchange controls. The prices of such securities may be more volatile than those of domestic securities. In addition, there may be less publicly available information about a foreign issuer than about a domestic issuer. Foreign issuers generally are not subject to uniform accounting, auditing and financial reporting standards comparable to those applicable to domestic issuers. There is generally less regulation of stock exchanges, brokers, banks and listed companies abroad than in the United States, and settlements may be slower and may be subject to failure. With respect to certain foreign countries, there is a possibility of expropriation of assets or nationalization, imposition of withholding taxes on dividend or interest payments, difficulty in obtaining and enforcing judgments against foreign entities or diplomatic developments which could affect investment in these countries. Losses and other expenses may be incurred in converting between various currencies in connection with purchases and sales of foreign securities.

For many foreign securities, there are U.S. dollar-denominated American Depository Receipts (ADRs) which are traded in the United States on exchanges or over-the-counter, are issued by domestic banks or trust companies and for which market quotations are readily available. ADRs do not lessen the foreign exchange risk inherent in investing in the securities of foreign issuers. However, by investing in ADRs rather than directly in stock of foreign issuers, the Portfolios will avoid currency risks which might occur during the settlement period for either purchases or sales. A Portfolio may purchase foreign securities directly, as well as through ADRs.

MORTGAGE-BACKED SECURITIES

Government National Mortgage Association (GNMA) certificates are mortgage-backed securities representing part ownership of a pool of mortgage loans. These loans, issued by lenders such as mortgage bankers, commercial banks and savings and loan associations, are either insured by the Federal Housing

Administration or the Farmer's Home Administration or guaranteed by the Veterans Administration. A "pool" or group of such mortgages is assembled and after being approved by GNMA, is offered to investors through securities dealers. Once approved by GNMA, the timely payment of interest and principal on each mortgage is guaranteed by GNMA and backed by the full faith and credit of the U.S. Treasury. GNMA certificates differ from bonds in that principal is paid back monthly by the borrower over the term of the loan rather than returned in a lump sum at maturity. GNMA certificates are called "pass-through" securities because both interest and principal payments (including prepayments) are passed through to the holder of the certificate.

In addition to GNMA certificates, a Portfolio (other than the Equity Index Portfolio) may invest in mortgage-backed securities issued by the Federal National Mortgage Association (FNMA) and by the Federal Home Loan Mortgage Corporation (FHLMC). FNMA, a federally chartered and privately- owned corporation, issues mortgage-backed pass-through securities which are guaranteed as to timely payment of principal and interest by FNMA. FHLMC, a corporate instrumentality of the United States whose stock is owned by the Federal Home Loan Banks, issues participation certificates which represent an interest in mortgages from FHLMC's portfolio. FHLMC guarantees the timely payment of interest and the ultimate collection of principal. Securities guaranteed by FNMA and FHLMC are not backed by the full faith and credit of the United States. If other fixed or variable rate pass-through securities issued by the United States Government or its agencies or instrumentalities are developed in the future, the Portfolios reserve the right to invest in them.

The Portfolios (other than the Equity Index Portfolio) may also invest in other types of mortgage-backed securities issued by governmental or non-governmental entities, such as banks and other mortgage lenders. These other instruments include collateralized mortgage obligations (CMOs), mortgage pass- through bonds and mortgage-backed bonds. Non-governmental securities may offer a higher yield but may also be subject to greater price fluctuation and risk than governmental securities.

CMOs are obligations fully collateralized directly or indirectly by a pool of mortgages on which payments of principal and interest are passed through to the holders of the CMOs on the same schedule as they are received, although not necessarily on a pro rata basis. In reliance on an SEC interpretation, investments in certain qualifying CMOs, including CMOs that have elected to be treated as Real Estate Mortgage Investment Conduits (REMICs), are not subject to the Investment Company Act's limitation on acquiring interests in other investment companies. In order to be able to rely on the SEC's interpretation, the CMOs and REMICs must be unmanaged, fixed-asset issuers that (i) invest primarily in mortgage- backed securities, (ii) do not issue redeemable securities, (iii) operate under general exemptive orders exempting them from all provisions of the Investment Company Act, and (iv) are not registered or regulated under the Investment Company Act as investment companies. To the extent that a Portfolio selects CMOs or REMICs that do not meet the above requirements, the Portfolio may not invest more than 10% of its assets in all such entities and may not acquire more than 3% of the voting securities of any single such entity. Mortgage-backed bonds are general obligations of the issuer fully collateralized directly or indirectly by a pool of mortgages. The mortgages serve as collateral for the issuer's payment obligations on the mortgage-backed bonds but interest and principal payments on the mortgages are not passed through directly (as with GNMA, FNMA and FHLMC pass-through securities) or on a modified basis (as with CMOs). Accordingly, a change in the rate of prepayments on the pool of mortgages could change the effective maturity of a CMO but not the effective maturity of a mortgage-backed bond (although, like many bonds, mortgage-backed bonds may be callable by the issuer prior to maturity). It is expected that governmental, government-related, or private entities may create mortgage loan pools and other mortgage-backed securities offering mortgage pass-through and mortgage-collateralized investments in addition to those described above.

Commercial banks, savings and loans, private mortgage insurance companies, mortgage bankers, and other secondary market issuers also create pass-through pools of conventional residential mortgage loans. In addition, such issuers may be the originators and/or servicers of the underlying mortgage loans as well as the guarantors of the mortgage-backed securities. Pools created by non-governmental issuers generally offer a higher rate of interest than government and government-related pools because of the absence of direct or indirect government or agency guarantors. Timely payment of interest and principal with respect

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to these pools may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance, and letters of credit. The insurance, guarantees, and creditworthiness of the issuers thereof will be considered in determining whether a mortgage-backed security meets a Portfolio's investment quality standards. There is no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements.

Each Portfolio (other than the Equity Index Portfolio) may buy mortgage-backed securities without insurance or guarantees, if the investment adviser determines that the securities meet the Portfolio's quality standards. The investment adviser will, consistent with each Portfolio's investment objectives, policies, and quality standards, consider making investments in new types of mortgage-backed securities as such securities are developed and offered to investors.

Prepayment of mortgages underlying mortgage-backed securities may reduce their current yield and total return. During periods of declining interest rates, such prepayments can be expected to accelerate and the Portfolios would be required to reinvest the proceeds at the lower interest rates then available. In addition, prepayments of mortgages which underlie securities purchased at a premium could result in capital losses because the premium may not have been fully amortized at the time the obligation is repaid. The Portfolios do not intend to invest in these securities unless the Trust's adviser believes that the potential benefits outweigh the risks.

ASSET-BACKED SECURITIES

The Portfolios (other than the Equity Index Portfolio) may purchase asset-backed securities (unrelated to first mortgage loans) that represent fractional interests in pools of retail installment loans, both secured (such as Certificates for Automobile Receivables) and unsecured, leases or revolving credit receivables both secured and unsecured (such as Credit Card Receivable Securities). These assets are generally held by a special purpose trust and payments of principal and interest or interest only are passed through or paid through monthly or quarterly to certificate holders and may be guaranteed up to certain amounts by letters of credit issued by a financial institution affiliated or unaffiliated with the trustee or originator of the trust.

Underlying automobile sales contracts, leases or credit card receivables are subject to prepayment, which may reduce the overall return to certificate holders. Nevertheless, for asset-backed securities, principal repayment rates tend not to vary much with interest rates and the short-term nature of the underlying car loans, leases or receivables tends to dampen the impact of any change in the prepayment level. Certificate holders may also experience delays in payment on the certificates if the full amounts due on underlying sales contracts, leases or receivables are not realized by the Trust because of unanticipated legal or administrative costs of enforcing the contracts or because of depreciation or damage to the collateral (usually automobiles) securing certain contracts, or other factors. If consistent with its investment objective and policies, a Portfolio may invest in other asset-backed securities that may be developed in the future.

SECURITIES ISSUED OR GUARANTEED BY THE U.S. GOVERNMENT OR ITS AGENCIES OR INSTRUMENTALITIES

These securities include issues of the United States Treasury, such as bills, certificates of indebtedness, notes and bonds, and issues of agencies and instrumentalities established under the authority of an act of Congress.

Such agencies and instrumentalities include, but are not limited to, the National Bank for Cooperatives, each of the Federal Financing Banks, FHLMC, the Farm Credit Banks, Federal Land Banks, FNMA, Tennessee Valley Authority, Farm Credit System, Farm Credit System Financial Assistance Corporation, Inter-American Development Bank, Maritime Administration, Resolution Trust Corporation, Federal Agricultural Mortgage Corporation, Small Business Administration, U.S. Postal Service and Washington Metropolitan Transit Authority.

Issues of the U.S. Treasury are direct obligations of the U.S. Government and are backed by the full faith and credit of the United States. Issues of agencies, such as GNMA, are guaranteed by the U.S. Treasury,

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

and issues of other agencies and instrumentalities, such as FNMA, are supported by the issuing agency's or instrumentality's right to borrow from the U.S. Treasury, at the discretion of the U.S. Treasury, or are supported by the issuing agency's or instrumentality's own credit.

CERTIFICATES OF DEPOSIT, BANKERS' ACCEPTANCES AND BANK TIME DEPOSITS

Certificates of deposit are receipts issued by a bank in exchange for the deposit of funds. The issuer agrees to pay the amount deposited plus interest to the bearer of the receipt on the date specified on the certificate. The certificate usually can be traded in the secondary market prior to maturity.

Bankers' acceptances typically arise from short-term credit arrangements designed to enable businesses to obtain funds to finance commercial transactions. Generally, an acceptance is a time draft drawn on a bank by an exporter or an importer to obtain a stated amount of funds to pay for specific merchandise. The draft is then "accepted" by a bank that, in effect, unconditionally guarantees to pay the face value of the instrument on its maturity date. The acceptance may then be held by the accepting bank as an earning asset or it may be sold in the secondary market at the going rate of discount for a specific maturity. Although maturities for acceptances can be as long as 270 days, most maturities are six months or less.

Bank time deposits are funds kept on deposit with a bank for a stated period of time in an interest bearing account. At present, bank time deposits maturing in more than seven days are not considered by management of the Trust to be readily marketable and therefore are subject to the 15% limit on illiquid securities.

COMMERCIAL PAPER, MASTER DEMAND NOTES AND FLOATING RATE NOTES

Commercial paper consists of short-term (usually from 1 to 270 days) unsecured promissory notes issued by corporations in order to finance their current operations.

Variable amount master demand notes are obligations that permit the investment of fluctuating amounts by a Portfolio, at varying rates of interest pursuant to direct arrangements between the Portfolio, as lender, and the borrower. These notes permit daily changes in the amounts borrowed. The Portfolio has the right to increase the amount under the note at any time up to the full amount provided by the note agreement, or to decrease the amount, and the borrower may repay up to the full amount of the note without penalty. Because variable amount master notes are direct lending arrangements between the lender and borrower, and not generally backed by bank letters of credit, it is not generally contemplated that such instruments will be traded, and there is no secondary market for these notes, although they are redeemable (and thus immediately repayable by the borrower) at face value, plus accrued interest, at any time. Therefore, the Portfolio's right to redeem depends on the ability of the borrower to pay principal and interest on demand. Variable amount master demand notes are valued at their face amount (par) because of their one-day demand feature. In connection with master demand note arrangements, the Portfolio considers earning power, cash flow, and other liquidity ratios of the issuer. Master demand notes, as such, are not typically rated by credit rating agencies.

Floating or variable rate notes are generally medium to long-term debt securities, but may include short-term debt securities, issued by entities such as commercial banks, corporations or sovereign borrowers. They are interest bearing securities on which the coupon is adjusted periodically to reflect money market conditions. The period at the end of which the adjustment occurs is often called the interest reset period. The Portfolios will buy only notes with an interest reset period of six months or less. The option is often granted to the noteholder to require the issuer or selling broker to redeem the issue at par prior to maturity. This option is referred to as a put option. Notes maturing in more than seven days that do not have such a put option, or in which more than seven days' notice is required to exercise the put, may be deemed to be illiquid securities. There is an active secondary market for floating or variable rate notes.

EURODOLLAR SECURITIES

Negotiable certificates of deposit and time deposits of foreign branches of American or foreign banks payable in United States dollars are known as Eurodollar deposits. Eurodollar securities also include

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

bonds underwritten by an international syndicate and sold "at issue" to non-U.S. investors. Such securities are not registered with the SEC or issued domestically and are primarily traded in foreign markets. Certain risks applicable to foreign securities apply to Eurodollar instruments. Investment risks from these securities include future political and economic developments, possible foreign withholding taxes on interest, possible seizure of foreign deposits, or the possible establishment of exchange controls affecting payment on these securities. See "Foreign Securities," above, for additional information about foreign securities. In addition to those risks, foreign branches of American and foreign banks have extensive government regulation which may limit both the amount and type of loans and interest rates. In addition, the banking industry's profitability is closely linked to prevailing money market conditions for financing lending operations. Both general economic conditions and credit risks play an important part in the operations of the industry. American banks are required to maintain reserves, are limited in how much they can loan a single borrower and are subject to other regulations to promote financial soundness. Not all of these laws and regulations apply to foreign branches of American and foreign banks. In addition, foreign countries have accounting and reporting principles that differ from those in the United States.

HIGH YIELD DEBT SECURITIES

The High Yield Portfolio, as described in the Prospectus, intends to invest primarily in debt securities offering high current income. The Growth Investors Portfolio may invest up to 15% of its total assets in such high yield debt securities, and the Growth and Income Portfolio may invest up to 30% of its total assets in high yield convertible securities. High yield securities may be medium and lower quality securities rated, for example, BB or B by one of the nationally recognized statistical rating organizations (NRSROs) or may be unrated but of similar investment quality as determined by the Portfolio's investment adviser. These securities are also known as "junk bonds." The market values of such high yield securities tend to reflect individual corporate developments to a greater extent than higher rated securities, which react primarily to fluctuations in the general level of interest rates. Such medium and lower rated securities also tend to be more sensitive to real or perceived adverse economic conditions than higher rated securities.

Companies that issue high yield securities are often highly leveraged and may not have available to them more traditional methods of financing. Therefore, the risk associated with acquiring the securities of such issuers generally is greater than is the case with higher rated securities. For example, during an economic downturn or a sustained period of rising interest rates, highly leveraged issuers of high yield securities may experience "financial stress" and may not have sufficient revenues to meet their payment obligations. Such an issuer's ability to service its obligations may also be adversely affected by specific corporate developments, or the issuer's inability to meet specific projected business forecasts, or the unavailability of additional financing. Risk of loss due to default by the issuer is also significantly greater for the holders of high yield securities because such securities are generally unsecured and are generally subordinated to the debts of other creditors of the issuer.

The High Yield, Growth and Income and Growth Investors Portfolios may have difficulty disposing of certain high yield securities, particularly those perceived to have a high credit risk, because there may be a thin trading market for such securities. Because not all dealers maintain markets in all high yield securities, there is no established retail secondary market for certain of these securities, and the Portfolios anticipate that such securities could be sold only to a limited number of dealers or institutional investors. Moreover, to the extent a secondary trading market for high yield securities does exist, it is generally less liquid than the secondary market for higher rated securities. The lack of a highly liquid secondary market for certain high yield securities may have an adverse impact on the market price for such securities and each Portfolio's ability to dispose of particular issues when necessary to meet the Portfolio's liquidity needs or in response to a specific economic event such as a deterioration in the creditworthiness of the issuer. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of high yield securities, especially in a thinly traded market. The lack of a liquid secondary market for certain securities may also make it more difficult for the Portfolios to obtain accurate market quotations for purposes of valuing certain of its high yield portfolio securities. Market quotations are generally available on many high yield issues only from a limited number of dealers and may not necessarily represent firm bids of such dealers or prices for actual sales.

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In addition, the market for high yield securities, at its current size, has not weathered a major economic recession, and one cannot be certain what effect such a recession might have on such securities. It is possible, however, that a recession could severely disrupt the market for such medium and lower quality securities and may have an adverse impact on the value of such securities. In addition, it is possible that an economic downturn could adversely affect the ability of the issuers of such securities to repay principal and pay interest on such securities.

From time to time, proposals have been discussed regarding new legislation designed to limit the use of certain high yield securities by issuers in connection with leveraged buy-outs, mergers and acquisitions, or to limit the deductibility of interest payments on such securities. Such proposals if enacted into law could: (i) reduce the market for such securities generally;
(ii) negatively affect the financial condition of issuers of high yield securities by removing or reducing a source of future financing; and (iii) negatively affect the value of specific high yield issues and the high yield market in general.

Factors adversely impacting the market value of high yield securities may adversely impact each Portfolio's net asset value. In addition, each Portfolio may incur additional expenses to the extent it is required to seek recovery upon a default in the payment of principal or interest on its portfolio securities. The Portfolios will not rely primarily on ratings of NRSROs, but rather will rely on the investment adviser's judgment, analysis and experience in evaluating the creditworthiness of an issuer. In evaluating such securities, Alliance will take into consideration, among other things, the issuer's financial resources, its sensitivity to economic conditions and trends, its operating history, the quality of the issuer's management and regulatory matters.

TRANSACTIONS IN OPTIONS, FUTURES AND FORWARD CONTRACTS

To the extent provided below, the Portfolios may enter into transactions in options, futures and forward contracts on a variety of instruments and indexes, in order to protect against declines in the value of portfolio securities and increases in the cost of securities to be acquired and, in the case of options written on securities or indexes of securities, to increase a Portfolio's return. All the Portfolios, except the Money Market Portfolio, are authorized to engage in futures transactions. In general, the Portfolios will limit their use of futures contracts and options on futures contracts so that either (i) the contracts or options thereon are for "bona fide hedging" purposes as defined under regulations of the Commodity Futures Trading Commission (CFTC) or (2) if for other purposes, no more than 5% of the liquidation value of each Portfolio's total assets will be used for initial margin or option premiums required to establish non-hedging positions. These instruments will be used for hedging purposes and not for speculation or to leverage the Portfolios.

OPTIONS ON SECURITIES

Writing Call Options. Every Portfolio, except the Money Market and Equity Index Portfolios, may write (sell) covered call options on its portfolio securities in an attempt to enhance investment performance. A call option is a contract which gives the purchaser of the option (in return for a premium paid) the right to buy, and the writer of the option (in return for a premium received) the obligation to sell, the underlying security at the exercise price at any time prior to the expiration of the option, regardless of the market price of the security during the option period. A covered call option is, for example, a call option written on a security that is owned by the writer (or on a security convertible into such a security without additional consideration) throughout the option period.

A Portfolio will write covered call options both to reduce the risks associated with certain of its investments and to increase total investment return through the receipt of premiums. In return for the premium income, the Portfolio will give up the opportunity to profit from an increase in the market price of the underlying security above the exercise price so long as its obligations under the contract continue, except insofar as the premium represents a profit. Moreover, in writing the call option, the Portfolio will retain the risk of loss should the price of the security decline. The premium is intended to offset that loss in whole or in part. Unlike the situation in which the Portfolio owns securities not subject to a call option, the Portfolio, in writing call options, must assume that the call may be exercised at any time prior to the

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

expiration of its obligation as a writer, and that in such circumstances the net proceeds realized from the sale of the underlying securities pursuant to the call may be substantially below the prevailing market price.

A Portfolio may terminate its obligation under an option it has written by buying an identical option. Such a transaction is called a "closing purchase transaction." The Portfolio will realize a gain or loss from a closing purchase transaction if the amount paid to purchase a call option is less or more than the amount received from the sale of the corresponding call option. Also, because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from the exercise or closing out of a call option is likely to be offset in whole or part by unrealized appreciation of the underlying security owned by the Portfolio. When an underlying security is sold from the Portfolio's securities portfolio, the Portfolio will effect a closing purchase transaction so as to close out any existing covered call option on that underlying security. A closing purchase transaction for exchange-traded options may be made only on a national securities exchange (exchange). There is no assurance that a liquid secondary market on an exchange will exist for any particular option, or at any particular time, and for some options, such as over-the-counter options, no secondary market on an exchange may exist. If the Portfolio is unable to effect a closing purchase transaction, the Portfolio will not sell the underlying security until the option expires or the Portfolio delivers the underlying security upon exercise.

Writing Put Options. The writer of a put option becomes obligated to purchase the underlying security at a specified price during the option period if the buyer elects to exercise the option before its expiration date. A Portfolio which writes a put option will be required to "cover" it, for example, by depositing and maintaining in a segregated account with its custodian cash, United States Government securities or other liquid high-grade debt obligations having a value equal to or greater than the exercise price of the option.

The Portfolios, except the Money Market and Equity Index Portfolios, may write put options either to earn additional income in the form of option premiums (anticipating that the price of the underlying security will remain stable or rise during the option period and the option will therefore not be exercised) or to acquire the underlying security at a net cost below the current value (e.g., the option is exercised because of a decline in the price of the underlying security, but the amount paid by the Portfolio, offset by the option premium, is less than the current price). The risk of either strategy is that the price of the underlying security may decline by an amount greater than the premium received. The premium which a Portfolio receives from writing a put option will reflect, among other things, the current market price of the underlying security, the relationship of the exercise price to that market price, the historical price volatility of the underlying security, the option period, supply and demand and interest rates.

A Portfolio may effect a closing purchase transaction to realize a profit on an outstanding put option or to prevent an outstanding put option from being exercised. If a Portfolio is able to enter into a closing purchase transaction, the Portfolio will realize a profit (or loss) from that transaction if the cost of the transaction is less (or more) than the premium received from the writing of the option. After writing a put option, a Portfolio may incur a loss equal to the difference between the exercise price of the option and the sum of the market value of the underlying security plus the premiums received from the sale of the option.

Purchasing Options. The Portfolios, except the Money Market and Equity Index Portfolios, may purchase put options and call options. The Portfolios may purchase put options on securities to protect their holdings against a substantial decline in market value. The purchase of put options on securities will enable a Portfolio to preserve, at least partially, unrealized gains in an appreciated security in its portfolio without actually selling the security. In addition, the Portfolio will continue to receive interest or dividend income on the security. The Portfolios may also purchase call options on securities to protect against substantial increases in prices of securities the Portfolios intend to purchase pending their ability to invest in an orderly manner in those securities. The Portfolios may sell put or call options they have previously purchased, which could result in a net gain or loss depending on whether the amount received on the sale is more or less than the premium and other transaction costs paid on the put or call option which was bought.

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SECURITIES INDEX OPTIONS

The Portfolios, except for the Money Market and Equity Index Portfolios, may write covered put and call options and purchase call and put options on securities indexes for the purpose of hedging against the risk of unfavorable price movements adversely affecting the value of a Portfolio's securities or securities it intends to purchase. Each Portfolio writes only "covered" options. A call option on a securities index is considered covered, for example, if, so long as the Portfolio is obligated as the writer of the call, it holds securities the price changes of which are, in the opinion of Alliance, expected to replicate substantially the movement of the index or indexes upon which the options written by the Portfolio are based. A put on a securities index written by a Portfolio will be considered covered if, so long as it is obligated as the writer of the put, the Portfolio segregates with its custodian cash, United States Government securities or other liquid high-grade debt obligations having a value equal to or greater than the exercise price of the option. Unlike a stock option, which gives the holder the right to purchase or sell a specified stock at a specified price, an option on a securities index gives the holder the right to receive a cash "exercise settlement amount" equal to (i) the difference between the exercise price of the option and the value of the underlying stock index on the exercise date, multiplied by (ii) a fixed "index multiplier."

A securities index fluctuates with changes in the market values of the securities so included. For example, some securities index options are based on a broad market index such as the S&P 500 or the NYSE Composite Index, or a narrower market index such as the S&P 100. Indexes may also be based on an industry or market segment such as the AMEX Oil and Gas Index or the Computer and Business Equipment Index. Options on stock indexes are currently traded on the following exchanges among others: The Chicago Board Options Exchange; New York Stock Exchange; and American Stock Exchange.

The effectiveness of hedging through the purchase of securities index options will depend upon the extent to which price movements in the portion of the securities portfolio being hedged correlate with price movements in the selected securities index. Perfect correlation is not possible because the securities held or to be acquired by a Portfolio will not exactly match the composition of the securities indexes on which options are written. In the purchase of securities index options the principal risk is that the premium and transaction costs paid by a Portfolio in purchasing an option will be lost if the changes (increase in the case of a call, decrease in the case of a put) in the level of the index do not exceed the cost of the option.

In writing securities index options, the principal risk is that price changes in the hedged securities will not correlate with price changes in the options, and thus the Portfolio could bear a loss on the options that would be only partially offset (or not offset at all) by the increased value or reduced cost of the hedged securities. Moreover, in the event the Portfolio were unable to close an option it had written, it might be unable to sell the securities used as cover.

OVER-THE-COUNTER OPTIONS

Options traded in the over-the-counter market may not be as actively traded as those on an exchange. Accordingly, it may be more difficult to value such options. In addition, it may be difficult to enter into closing transactions with respect to options traded over-the-counter. The Portfolios will engage in such transactions only with firms of sufficient credit so as to minimize these risks. Such options and the securities used as "cover" for such options may be considered illiquid securities.

The Portfolios may enter into contracts (or amend existing contracts) with primary dealer(s) with whom they write over-the-counter options. The contracts will provide that each Portfolio has the absolute right to repurchase an option it writes at any time at a repurchase price which represents the fair market value, as determined in good faith through negotiation between the parties, but which in no event will exceed a price determined pursuant to a formula contained in the contract. Although the specific details of the formula may vary between contracts with different primary dealers, the formula will generally be based on a multiple of the premium received by each Portfolio for writing the option, plus the amount, if any, of the option's intrinsic value (i.e., the amount the option is "in-the-money"). The formula will also include a factor to account for the difference between the price of the security and the strike price of the option if the option is written "out-of-the-money." Although the specific details of the formula may vary with different primary dealers, each contract will provide a formula to determine the maximum price at which each Portfolio can repurchase the option at any time. The Portfolios have established standards of creditworthiness for these primary dealers, although the Portfolios may still be subject to the risk that firms participating in such transactions will fail to meet their obligations. In instances in which a Portfolio has entered into agreements with respect to the over-the-counter options it has written, and such agreements would enable the Portfolio to have an absolute right to repurchase at a pre-established formula price the over-the-counter option written by it, the Portfolio would treat as illiquid only securities equal in amount to the formula price described above less the amount by which the option is "in-the-money," i.e., the amount by which the price of the option exceeds the exercise price.

FUTURES TRANSACTIONS

All the Portfolios, except the Money Market Portfolio, may trade in certain futures contracts. A futures contract is a bilateral agreement to buy or sell a security (or deliver a cash settlement price, in the case of a contract relating to an index or otherwise not calling for physical delivery at the end of trading in the contracts) for a set price in the future. No purchase price is paid or received when the contract is entered into. Instead, a good faith deposit known as initial margin is made with the broker and subsequent daily payments known as variation margin are made to and by the broker reflecting changes in the value of the security or level of the index. Futures contracts are designated by boards of trade which have been designated "contracts markets" by the CFTC. By using futures contracts as a risk management technique, given the greater liquidity in the futures market than in the cash market, it might be possible to accomplish certain results more quickly and with lower transaction costs.

Purchases or sales of securities index futures contracts may be used to attempt to protect a Portfolio's current or intended investments from broad fluctuations in securities prices, and interest rate and foreign currency futures contracts are purchased or sold to attempt to hedge against the effects of interest or exchange rate changes on a Portfolio's current or intended investments in fixed income or foreign securities. All the Portfolios, except the Money Market, Equity Index and Government Portfolios, may trade in foreign currency futures contracts. In the event that an anticipated decrease in the value of portfolio securities occurs as a result of a general stock market decline, a general increase in interest rates or a decline in the dollar value of foreign currencies in which portfolio securities are denominated, the adverse effects of such changes may be offset, in whole or part, by gains on the sale of futures contracts. In addition, the increased cost of portfolio securities to be acquired, caused by a general rise in the dollar value of foreign currencies or by a rise in stock prices or a decline in interest rates, may be offset, in whole or part, by gains on futures contracts purchased by a Portfolio. In order to achieve desired asset mix parameters, the Conservative Investors and Growth Investors Portfolios may use futures contracts and related options transactions to establish a position in an asset class as a temporary substitute for purchasing individual securities, which may be subsequently purchased in orderly fashion. Similarly, these transactions may enable the Conservative Investors and Growth Investors Portfolios to reduce a position in an asset class as a temporary substitute for selling individual securities, in order to effect an orderly sale program. In the case of the Equity Index Portfolio, futures contracts and related options on the S&P 500 Index may be purchased in order to reduce brokerage costs, maintain liquidity to meet shareholder redemptions or minimize tracking error. A Portfolio will incur brokerage fees when it purchases and sells futures contracts, and it will be required to maintain margin deposits. (See "Risks of Transactions in Options, Futures Contracts and Forward Currency Contracts," below.) Positions taken in the futures markets are not normally held until delivery or cash settlement is required, but are instead liquidated through offsetting transactions which may result in a gain or a loss. While futures positions taken by a Portfolio will usually be liquidated in this manner, the Portfolio may instead make or take delivery of underlying securities whenever it appears economically advantageous to the Portfolio to do so. A clearing organization associated with the exchange on which futures are traded assumes responsibility for closing out transactions and guarantees that as between the clearing members of an exchange, the sale and purchase obligations will be performed with regard to all positions that remain open at the termination of the contract.

SECURITIES INDEX FUTURES CONTRACTS

A securities index futures contract does not require the physical delivery of securities, but merely provides for profits and losses resulting from changes in the market value of the contract to be credited or debited at the close of each trading day to the respective accounts of the parties to the contract. On the contract's expiration date a final cash settlement occurs and the futures positions are simply closed out. Changes in the market value of a particular index futures contract reflect changes in the specified index of securities on which the future is based.

By establishing an appropriate "short" position in index futures, a Portfolio may seek to protect the value of its portfolio against an overall decline in the market for such securities. Alternatively, in anticipation of a generally rising market, a Portfolio can seek to avoid losing the benefit of apparently low current prices by establishing a "long" position in securities index futures and later liquidating that position as particular securities are in fact acquired. To the extent that these hedging strategies are successful, the Portfolio will be affected to a lesser degree by adverse overall market price movements than would otherwise be the case.

OPTIONS ON FUTURES CONTRACTS

Each of the Portfolios, other than the Money Market Portfolio, may also purchase and write exchange-traded call and put options on futures contracts of the type which the particular Portfolio is authorized to enter into. These options are traded on exchanges that are licensed and regulated by the CFTC for the purpose of options trading. A call option on a futures contract gives the purchaser the right, in return for the premium paid, to purchase a futures contract (assume a "long" position) at a specified exercise price at any time before the option expires. A put option gives the purchaser the right, in return for the premium paid, to sell a futures contract (assume a "short" position), for a specified exercise price, at any time before the option expires. The Portfolios will write only options on futures contracts which are "covered." A Portfolio will be considered "covered" with respect to a put option it has written if, so long as it is obligated as a writer of the put, the Portfolio segregates with its custodian cash, United States Government securities or liquid high-grade debt obligations at all times equal to or greater than the aggregate exercise price of the puts it has written (less any related margin deposited with the futures broker). A Portfolio will be considered "covered" with respect to a call option it has written on a debt security future if, so long as it is obligated as a writer of the call, the Portfolio owns a security deliverable under the futures contract. A Portfolio will be considered "covered" with respect to a call it has written on a securities index future if the Portfolio owns, so long as the Portfolio is obligated as the writer of the call, a portfolio of securities the price changes of which are, in the opinion of Alliance, expected to replicate substantially the movement of the index upon which the futures contract is based.

Upon the exercise of a call, the writer of the option is obligated to sell the futures contract (to deliver a "long" position to the option holder) at the option exercise price, which will presumably be lower than the current market price of the contract in the futures market. Upon exercise of a put, the writer of the option is obligated to purchase the futures contract (deliver a "short" position to the option holder) at the option exercise price which will presumably be higher than the current market price of the contract in the futures market. When the holder of an option exercises it and assumes a long futures position, in the case of a call, or a short futures position, in the case of a put, its gain will be credited to its futures margin account, while the loss suffered by the writer of the option will be debited to its account and must be immediately paid by the writer. However, as with the trading of futures, most participants in the options markets do not seek to realize their gains or losses by exercise of their option rights. Instead, the holder of an option will usually realize a gain or loss by buying or selling an offsetting option at a market price that will reflect an increase or a decrease from the premium originally paid.

Options on futures contracts can be used by a Portfolio to hedge substantially the same risks as might be addressed by the direct purchase or sale of the underlying futures contracts. If the Portfolio purchases an option on a futures contract, it may obtain benefits similar to those that would result if it held the futures position itself. Purchases of options on futures contracts may present less risk in hedging than the purchase and sale of the underlying futures contracts since the potential loss is limited to the amount of the premium plus related transaction costs.

The purchase of put options on futures contracts is a means of hedging a portfolio of securities against a general decline in market prices. The purchase of a call option on a futures contract represents a means of hedging against a market advance when a Portfolio is not fully invested.

If a Portfolio writes options on futures contracts, the Portfolio will receive a premium but will assume a risk of adverse movement in the price of the underlying futures contract comparable to that involved in holding a futures position. If the option is not exercised, the Portfolio will realize a gain in the amount of the premium, which may partially offset unfavorable changes in the value of securities held in or to be acquired for the Portfolio. If the option is exercised, the Portfolio will incur a loss in the option transaction, which will be reduced by the amount of the premium it has received, but which will offset any favorable changes in the value of its portfolio securities or, in the case of a put, lower prices of securities it intends to acquire.

The writing of a call option on a futures contract constitutes a partial hedge against declining prices of the underlying securities. If the futures price at expiration is below the exercise price, the Portfolio will retain the full amount of the option premium, which provides a partial hedge against any decline that may have occurred in the value of the Portfolio's holdings of securities. The writing of a put option on a futures contract is analogous to the purchase of a futures contract in that it hedges against an increase in the price of securities the Portfolio intends to acquire. However, the hedge is limited to the amount of premium received for writing the put.

While the holder or writer of an option on a futures contract may normally terminate its position by selling or purchasing an offsetting option of the same series, a Portfolio's ability to establish and close out options positions at fairly established prices will be subject to the existence of a liquid market. The Portfolios will not purchase or write options on futures contracts unless, in Alliance's opinion, the market for such options has sufficient liquidity that the risks associated with such options transactions are not at unacceptable levels.

LIMITATIONS ON PURCHASE AND SALE OF FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS

The Portfolios will not engage in transactions in futures contracts and related options for speculation. All the Portfolios, other than the Money Market Portfolio, may enter into futures contracts and buy and sell related options as described above. The Portfolios will not purchase or sell futures contracts or related options unless either (1) the futures contracts or options thereon are purchased for "bona fide hedging" purposes (as that term is defined under the CFTC regulations) or (2) if purchased for other purposes, the sum of the amounts of initial margin deposits on a Portfolio's existing futures and premiums required to establish non-hedging positions would not exceed 5% of the liquidation value of the Portfolio's total assets. In instances involving the purchase of futures contracts or the writing of put options thereon by a Portfolio, an amount of cash and cash equivalents, equal to the cost of such futures contracts or options written (less any related margin deposits), will be deposited in a segregated account with its custodian, thereby insuring that the use of such futures contracts and options is unleveraged. In instances involving the sale of futures contracts or the writing of call options thereon by a Portfolio, the securities underlying such futures contracts or options will at all times be maintained by the Portfolio or, in the case of index futures and related options, the Portfolio will own securities the price changes of which are, in the opinion of Alliance, expected to replicate substantially the movement of the index upon which the futures contract or option is based.

Positions in futures contracts may be closed out only on an exchange or a board of trade which provides the market for such futures. Although the Portfolios intend to purchase or sell futures only on exchanges or boards of trade where there appears to be an active market, there is no guarantee that such will exist for any particular contract or at any particular time. If there is not a liquid market at a particular time, it may not be possible to close a futures position at such time, and, in the event of adverse price movements, a Portfolio would continue to be required to make daily cash payments of maintenance margin. However, in the event futures positions are used to hedge portfolio securities, the securities will not be sold until the futures positions can be liquidated. In such circumstances, an increase in the price of securities, if any, may partially or completely offset losses on the futures contracts.

FOREIGN CURRENCY OPTIONS, FOREIGN CURRENCY FUTURES CONTRACTS AND OPTIONS ON FUTURES

The Portfolios, other than the Money Market, Government and Equity Index Portfolios, may purchase or sell exchange-traded or over-the-counter foreign currency options, foreign currency futures contracts and related options on foreign currency futures contracts as a hedge against possible variations in foreign exchange rates. The Portfolios will write options on foreign currency or on foreign currency futures contracts only if they are "covered." A put on a foreign currency or on a foreign currency futures contract written by a Portfolio will be considered "covered" if, so long as the Portfolio is obligated as the writer of the put, it segregates with the Portfolio's custodian cash, U.S. Government securities or other liquid high-grade debt securities equal at all times to the aggregate exercise price of the put. A call on a foreign currency or on a foreign currency future contract written by the Portfolio will be considered "covered" only if the Portfolio owns short term debt securities with a value equal to the face amount of the option contract and denominated in the currency upon which the call is written. Option transactions may be effected to hedge the currency risk on non-U.S. dollar-denominated securities owned by a Portfolio, sold by a Portfolio but not yet delivered or anticipated to be purchased by a Portfolio. As an illustration, a Portfolio may use such techniques to hedge the stated value in U.S. dollars of an investment in a Japanese yen-denominated security. In these circumstances, a Portfolio may purchase a foreign currency put option enabling it to sell a specified amount of yen for dollars at a specified price by a future date. To the extent the hedge is successful, a loss in the value of the dollar relative to the yen will tend to be offset by an increase in the value of the put option. As in the case of other types of options, however, the writing of an option on foreign currency will constitute only a partial hedge, up to the amount of the premium received, and the Portfolio could be required to purchase or sell foreign currencies at disadvantageous exchange rates, thereby incurring losses. The purchase of an option on foreign currency may constitute an effective hedge against fluctuations in exchange rates although, in the event of rate movements adverse to the Portfolio's position, it may forfeit the entire amount of the premium plus related transaction costs.

Certain differences exist between foreign currency hedging instruments. Foreign currency options provide the holder the right to buy or to sell a currency at a fixed price on or before a future date. Listed options are third-party contracts (performance is guaranteed by an exchange or clearing corporation) which are issued by a clearing corporation, traded on an exchange and have standardized prices and expiration dates. Over-the-counter options are two-party contracts and have negotiated prices and expiration dates. See "Over-the-Counter Options," above. A futures contract on a foreign currency is an agreement between two parties to buy and sell a specified amount of the currency for a set price on a future date. Futures contracts and listed options on futures contracts are traded on boards of trade or futures exchanges. Options traded in the over-the-counter market may not be as actively traded as those on an exchange, so it may be more difficult to value such options. In addition, it may be difficult to enter into closing transactions with respect to options traded over-the-counter.

A Portfolio will not speculate in foreign currency options, futures or related options. Accordingly, a Portfolio will not hedge a currency substantially in excess of the market value of the securities denominated in that currency which it owns or the expected acquisition price of securities which it anticipates purchasing.

Hedging against a decline in the value of a currency does not eliminate fluctuations in the prices of portfolio securities or prevent losses if the prices of such securities decline. These hedging transactions also preclude the opportunity for gain if the value of the hedged currency should rise. Whether a currency hedge benefits a Portfolio will depend on Alliance's ability to predict future currency exchange rates.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS

When a Portfolio invests in foreign securities, the securities are usually denominated in foreign currency, and the Portfolio may temporarily hold foreign currency in connection with such investments. As a result, the value of the Portfolio's assets will be subject to fluctuations based on changes in the relative value of the foreign currency and the United States dollar. To control the effects of this exchange risk, all the Portfolios, except the Money Market, Equity Index and Government Portfolios, may enter into forward foreign currency exchange contracts (forward currency contracts), which are agreements to purchase or sell foreign currencies at a specified future date and price. Forward currency contracts are usually used to fix the United States dollar value of securities a Portfolio has agreed to buy or sell (transaction hedging). The Portfolios may also use forward currency contracts to hedge the United States dollar value of securities it already owns (position hedging). The Portfolios will not speculate in forward currency contracts.

In general, forward currency contracts are not regulated by any governmental authority, or guaranteed by a third party or traded on an exchange. Accordingly, each party to a forward currency contract is dependent upon the creditworthiness and good faith of the other. Creditworthiness is evaluated by Alliance.

RISKS OF TRANSACTIONS IN OPTIONS, FUTURES CONTRACTS AND FORWARD CURRENCY
CONTRACTS

Although the Portfolios will enter into transactions in futures contracts, options on securities and securities indexes, options on futures contracts, forward currency contracts and certain currency options as described above for hedging purposes, and transactions in options on securities and securities indexes to generate option premium income, their use does involve the following risks. A lack of correlation between the index or instrument underlying an option or futures contract and the assets being hedged, or unexpected adverse price movements, could render a Portfolio's hedging strategy unsuccessful and could result in losses. Moreover, when an option has been written, in the event of a decline, the underlying position is only hedged to the extent of the amount of premium received. Over-the-counter transactions in options on foreign currencies and options on securities and securities indexes also involve a lack of an organized exchange trading environment, making them less liquid, and making it more difficult to value them than if they were exchange traded.

In addition, there can be no assurance that a liquid secondary market will exist for any futures contract or option purchased or sold, and a Portfolio may be required to maintain a position until exercise or expiration, which could result in losses. If a futures market were to become unavailable, in the event of an adverse movement, the Portfolio would be required to continue to make daily cash payments of variation margin if it could not close a futures position. If an options market were to become unavailable and a closing transaction could not be entered into, an option holder would be able to realize profits or limit losses only by exercising an option, and an option writer would remain obligated until exercise or expiration. Finally, if a broker or clearing member of an options or futures clearing corporation were to become insolvent, the Portfolios could experience delays and might not be able to trade or exercise options or futures purchased through that broker. In addition, the Portfolios could have some or all of their positions closed out without their consent. If substantial and widespread, these insolvencies could ultimately impair the ability of the clearing corporations themselves. While the principal purpose of hedging is to limit the effects of adverse market movements, the attendant expense may cause the Portfolios' returns to be less than if hedging had not taken place. The overall effectiveness of hedging therefore depends on Alliance's accuracy in predicting future changes in interest rate levels or securities price movements, as well as on the expense of hedging.

MANAGEMENT OF THE TRUST


As of March 31, 1995, the Trustees and officers of the Trust owned Contracts entitling them to provide voting instructions in the aggregate with respect to less than one percent of the Trust's shares of beneficial interest.


THE TRUSTEES

 NAME AND ADDRESS                     PRINCIPAL OCCUPATION DURING LAST FIVE YEARS
------------------------------------  -----------------------------------------------------------------
*John D. Carifa ..................... President, Chief Operating Officer and a Director of Alliance
 Alliance Capital Management L.P.     Capital Management Corporation, the general partner of Alliance
 1345 Avenue of the Americas          ("ACMC"); Chairman and Chief Executive Officer of Alliance's
 New York, NY 10105                   Mutual Fund Division. Mr. Carifa also serves as a director or trustee of all other registered investment companies sponsored by
                                      Alliance, and a director of Frontier Trust Company, a subsidiary of Equitable.

 Richard W. Couper .................. President Emeritus and Trustee of Woodrow Wilson
 The Burke Library                    National Fellowship Foundation and President Emeritus of the New
 Hamilton College                     York Public Library.
 P.O. Box 345
 Clinton, NY 13323-0345

 Brenton W. Harries ................. Director of Enhance Reinsurance Co. since December 1986. Mr.
 14 Point Road                        Harris was also President and Chief Executive Officer, Global
 Wilton Point,                        Electronic Markets Company from August 1985 to October 1986
 South Norwalk, CT 06854

 Howard E. Hassler (Chairman) ....... Mr. Hassler is former Chairman and Chief Executive Officer of
 200 East 57th Street                 Brooks Fashion Stores, Inc. (specialty clothing stores); Former
 Penthouse D                          Chairman, President and Chief Operating Officer of Allied Stores
 New York, NY 10022                   Corporation (department stores), 1987; Executive Vice President and Director, Allied Stores Corporation from June 1984 to June
                                      1987; former Director, Campeau Corporation and Ames Department
                                      Stores, Inc.

 William L. Mannion ................. Retired. Former Group Senior Vice President of Operations of
 45 Bonnie Way                        American Ultramar Limited until December 31, 1986.
 Allendale, NJ 07401

 Alton G. Marshall .................. Senior Fellow, Nelson A. Rockefeller Institute of Government
 136 E. 79th Street                   since January 1991. Mr. Marshall is also President of Alton G.
 New York, NY 10021                   Marshall Associates, Inc., New York, New York, a real estate investment corporation, since 1981; Director of EQK Partners,
                                      Atlanta, Georgia, since 1984; Director, New York State Electric &
                                      Gas Corp., since 1971; Director and Chairman of the Executive
                                      Committee of Lincoln Savings Bank since January 1991, and
                                      Chairman and Chief Executive Officer of such bank from March 1984 through December 1990.

                               21

NAME AND ADDRESS                      PRINCIPAL OCCUPATION DURING LAST FIVE YEARS
------------------------------------  -----------------------------------------------------------------
*Brian S. O'Neil .................... Executive Vice President and Chief Investment Officer of
 Equitable                            Equitable since April 1992. Mr. O'Neil is also Director of ACMC,
 787 Seventh Avenue                   October 1993 to present, FHJV Holdings, Inc., Equitable Real
 New York, NY 10019                   Estate Investment Management, The Equitable Foundation, Equitable
                                      Life Financing Corporation (ELFCO) June 1985 to December 1991,
                                      Equitable Realty Assets Corporation and Equitable Variable. He
                                      also serves as officer of various subsidiaries or affiliates of
                                      Equitable.

 Donald J. Robinson ................. Partner and Member of the Executive Committee of the law firm of
 599 Lexington Avenue                 Orrick, Herrington & Sutcliffe from July 1987 to December 1994.
 New York, NY 10022                   Of Counsel since January 1995.

 Doris H. Smith ..................... Former President, College of Mount Saint Vincent.
 3961 Carpenter Avenue
 Bronx, New York 10466

*Trustees Carifa and O'Neil are "interested persons" (as defined in the Investment Company Act) of the Trust. Mr. Carifa is deemed an "interested person" of the Trust by virtue of his position as a director and officer of ACMC. Mr. O'Neil is deemed an "interested person" of the Trust by virtue of his position as an officer of Equitable.


Trustees Couper, Harries and Robinson are Trustees (but not "interested persons") of The Alliance Portfolios, a mutual fund. Trustee Marshall is an independent general partner (but not an "interested person") of Equitable Capital Partners, L.P. and Equitable Capital Partners (Retirement Fund), L.P., both of which are business development companies registered under the Investment Company Act.


COMMITTEES OF THE BOARD

The Trust has a standing audit committee consisting of Trustees Mannion, Couper, Harries, Hassler, Marshall, Robinson and Smith. The audit committee's function is to recommend to the Board of Trustees a firm of independent auditors to conduct the annual audit of the Trust's financial statements; review with such firm the outline, scope and results of this annual audit; and review the performance and fees charged by the independent auditors for professional services. In addition, the committee meets with the independent auditors and representatives of management to review accounting activities and areas of financial reporting and control. The Trust has no standing executive committee.

The Trust has a nominating committee consisting of Trustees Hassler, Couper and Robinson. This committee considers individuals for nomination as Trustees of the Trust.

The Trust has a valuation committee consisting of Trustees Harries, Mannion and O'Neil. This committee determines the value of any of the Trust's securities and assets for which market quotations are not readily available or for which valuation cannot otherwise be provided.

The Trust has a compensation committee consisting of Trustees Robinson, Hassler and Mannion. The compensation committee's function is to review the Trustees' compensation arrangements.

The Trust has a conflicts committee consisting of Trustees Hassler, Robinson and Smith. The conflicts committee's function is to take any action necessary to resolve conflicts among shareholders.

                          TRUSTEE COMPENSATION TABLE

                                                                               TOTAL
                                        PENSION OR                       COMPENSATION FROM
                                        RETIREMENT                       THE ALLIANCE FUND
                       AGGREGATE     BENEFITS ACCRUED  ESTIMATED ANNUAL      COMPLEX,
                      COMPENSATION   AS PART OF TRUST   BENEFITS UPON      INCLUDING THE
TRUSTEE              FROM THE TRUST      EXPENSES         RETIREMENT         TRUST (1)
------------------  --------------  ----------------  ----------------  -----------------
John D. Carifa      $   -0-         $-0-              $-0-              $    -0-
------------------  --------------  ----------------  ----------------  -----------------
Richard W. Couper   $31,000         $-0-              $-0-              $ 58,500
------------------  --------------  ----------------  ----------------  -----------------
Brenton W. Harries  $29,000         $-0-              $-0-              $ 54,000
------------------  --------------  ----------------  ----------------  -----------------
Howard E. Hassler   $41,500         $-0-              $-0-              $ 41,500
------------------  --------------  ----------------  ----------------  -----------------
William L.
 Mannion(2)         $33,000(3)      $-0-              $-0-              $ 33,000
------------------  --------------  ----------------  ----------------  -----------------
Alton G. Marshall   $31,000         $-0-              $-0-              $101,000
------------------  --------------  ----------------  ----------------  -----------------
Brian S. O'Neil     $   -0-         $-0-              $-0-              $    -0-
------------------  --------------  ----------------  ----------------  -----------------
Donald J. Robinson  $31,000         $-0-              $-0-              $ 58,000
------------------  --------------  ----------------  ----------------  -----------------
Doris H. Smith      $30,000         $-0-              $-0-              $ 30,000
------------------  --------------  ----------------  ----------------  -----------------

---------------
   (1) There are 105 investment companies in the Alliance Fund Complex.
   (2) Including amounts deferred.
   (3) Completely deferred.

COMPENSATION OF TRUSTEES


Each Trustee, other than those who are "interested persons" of the Trust (as defined in the Investment Company Act), receives from the Trust an annual fee of $22,000, plus an additional fee of $2,000 per board meeting and $1,000 per committee meeting attended. The meeting fee paid to the Trustee acting as chairman of the meeting is increased by 50%. The Chairman of the Board receives an additional annual retainer of $5,500. Trustees receive $1,000 for each day spent performing special services requested by the Chairman or the President of the Trust, and reimbursement for expenses in connection with the performance of regular and special services.


During the year ended December 31, 1994 the Trust paid total retainer and meeting fees of $226,500.


A deferred compensation plan for the benefit of the Trustees has been adopted by the Trust. Under the plan each Trustee may defer payment of all or part of the fees payable for such Trustee's services. Each Trustee may defer payment of such fees until his retirement as a Trustee or until the earlier attainment of a specified age. Fees deferred under the plan, together with accrued interest thereon, will be disbursed to a participating Trustee in monthly installments over a five to twenty year period elected by such Trustee.

THE TRUST'S OFFICERS

No officer of the Trust receives any compensation paid by the Trust. Each officer of the Trust is an employee of Alliance or Equitable. The Trust's principal executive officers are:


 NAME                      POSITION WITH TRUST                PRINCIPAL OCCUPATION DURING LAST FIVE YEARS
-------------------------  ---------------------------------  -----------------------------------------------
James M. Benson            President and Chief Executive      President and Chief Operating Officer,
                            Officer                           Equitable (February 1994 to present); Senior
                                                              Executive Vice President, Equitable (April 1993
                                                              to February 1994); Director, Association for
                                                              Advanced Life Underwriting, Health Plans, Inc.
                                                              (August 1988 to present).

Mark D. Gersten            Treasurer and Chief Financial      Senior Vice President, Alliance Fund Services,
                            Officer                           Inc. (AFS) with which he has been associated
                                                              since prior to 1990.


NAME                       POSITION WITH TRUST                PRINCIPAL OCCUPATION DURING LAST FIVE YEARS
-------------------------  ---------------------------------  -----------------------------------------------
Laura Mah                  Controller and Chief Accounting    Vice President, Alliance Capital Management
                           Officer                            Corporation (ACMC) (July 1993 to present);
                                                              Equitable Capital Management Corporation (ECMC)
                                                              (April 1989 to July 1993).

Kathleen A. Corbet         Vice President                     Senior Vice President, ACMC (July 1993 to
                                                              present); Executive Vice President, ECMC (June
                                                              1992 to July 1993); Senior Vice President, ECMC
                                                              (May 1991 to June 1992); Managing Director,
                                                              ECMC (September 1988 to May 1991).

Nelson R. Jantzen          Vice President                     Senior Vice President, ACMC (July 1993 to
                                                              present); Executive Vice President, ECMC (June
                                                              1992 to July 1993); Senior Vice President, ECMC
                                                              (February 1990 to June 1992); Managing
                                                              Director, ECMC (January 1987 to February 1990).
                                                              Director, Equitable Capital DHO Ltd. (November
                                                              1990 to July 1993); Secretary and Treasurer,
                                                              Equitable Capital Diversified Holdings L.P. II
                                                              (February 1990 to July 1993); Secretary and
                                                              Treasurer, Equitable Capital Diverisifed
                                                              Holdings L.P. I (May 1989 to July 1993);
                                                              Investment Officer, Equitable Variable
                                                              (February 1977 to July 1993); Investment
                                                              Officer, Equitable (February 1977 to July
                                                              1993).

Franklin Kennedy, III      Vice President                     Senior Vice President, ACMC (July 1993 to
                                                              present); Senior Vice President, ECMC (March
                                                              1987 to July 1993); Investment Officer,
                                                              Equitable (February 1988 to July 1993).

Barbara J. Krumsiek        Vice President                     Senior Vice President, Alliance Fund
                                                              Distributors Inc. (AFD) (July 1993 to present);
                                                              Executive Vice President, ECMC (June 1992 to
                                                              July 1993); Senior Vice President, ECMC (March
                                                              1987 to June 1992).

Michael S. Martin          Vice President                     Chairman and Director, Equico Securities, Inc.
                                                              (January 1992 to present); Chairman and
                                                              Director, TRAEBCO (January 1992 to present);
                                                              Chairman and Director, Frontier Trust Company
                                                              (January 1992 to present); Senior Vice
                                                              President, Equitable (January 1988 to present).

                               24

NAME                       POSITION WITH TRUST                PRINCIPAL OCCUPATION DURING LAST FIVE YEARS
-------------------------  ---------------------------------  -----------------------------------------------
Samuel B. Shlesinger       Vice President                     Senior Vice President, Equitable Variable
                                                              (February 1986 to present); Senior Vice
                                                              President, Equitable (November 1986 to
                                                              present); President and Chief Executive
                                                              Officer, Equitable of Colorado (October 1985 to
                                                              present).

Alden M. Stewart           Vice President                     Executive Vice President, ACMC (July 1993 to
                                                              present); ECMC since prior to 1990.

Edmund P. Bergan, Jr.      Secretary                          Senior Vice President and General Counsel, AFD
                                                              with which he has been associated since prior
                                                              to 1990.

INVESTMENT ADVISORY AND OTHER SERVICES
GENERAL INFORMATION


Alliance, an investment adviser registered with the SEC under the Investment Advisers Act of 1940, has served as the investment adviser to the Trust since July 22, 1993. Alliance is a major international investment adviser that serves its clients, who primarily are major corporate employee benefit funds, public employee retirement systems, investment companies, foundations and endowment funds, with a staff of more than 1,400 employees operating out of domestic offices and the overseas offices of subsidiaries in London, England; Tokyo, Japan; Vancouver and Toronto, Canada; Melbourne, Australia; and Dusseldorf, Germany. The principal offices of Alliance are located at 1345 Avenue of the Americas, New York, New York 10105.

Alliance is a publicly-traded Delaware limited partnership whose limited partnership interests, represented by units, are listed on the New York Stock Exchange. As of December 31, 1994, ACMC, Inc. and Equitable Capital Management Corporation, each a wholly-owned direct or indirect subsidiary of Equitable, owned in the aggregate approximately 59% of the issued and outstanding units representing assignments of beneficial ownership of limited partnership interests in the Adviser ("Units"), and approximately 32% and 9% of the Units were owned by the public and employees of the Adviser and its subsidiaries, respectively, calculated including as outstanding Units subject to options exercisable by employees within 60 days of December 31, 1994. ACMC, the sole general partner of, and the owner of a 1% general partnership interest in, Alliance, is a wholly-owned subsidiary of Equitable Investment Corporation (EIC), which in turn is wholly-owned by Equitable Holding Corporation (EHC), a wholly-owned subsidiary of Equitable.


Equitable, which is a New York life insurance company and one of the largest life insurance companies in the United States, is a wholly-owned subsidiary of The Equitable Companies Incorporated (The Equitable Companies), a publicly-owned holding company. The principal offices of The Equitable Companies and Equitable are located at 787 Seventh Avenue, New York, New York 10019.


AXA, a French insurance holding company, currently owns approximately 60% of the outstanding voting shares of common stock of The Equitable Companies. Under its investment arrangements with Equitable and The Equitable Companies, AXA is able to exercise significant influence over the operations and capital structure of The Equitable Companies, Equitable and their subsidiaries. AXA is the principal holding company for most of the companies in one of the largest insurance groups in Europe. The majority of AXA's stock is owned by a group of five French mutual insurance companies, the AXA Group, which is the third largest insurance group in France and one of the largest insurance groups in Europe. Principally engaged in property and casualty insurance and life insurance in Europe and elsewhere in the world, the AXA Group is also involved in real estate operations and certain other financial services, including mutual fund management, lease financing services and brokerage services.


ADVISORY AGREEMENT

The new Investment Advisory Agreement terminates automatically in the event of its assignment or, with respect to any Portfolio, upon 60 days' notice given by the Trust's Board of Trustees, by Alliance or by majority vote (as defined in the Investment Company Act and the rules thereunder) of the Portfolio's shares. Otherwise, the term of the Investment Advisory Agreement on behalf of each Portfolio is two years, but the Agreement will remain in effect from year to year with respect to any Portfolio so long as its continuance is approved at least annually by a majority of the non-interested members of the Board of Trustees, and by (i) a majority vote (as defined in the Investment Company Act and the rules thereunder) of the Portfolio's shareholders or (ii) the Board of Trustees.

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The advisory fee payable by the Trust is at the following annual percentages of the value of each Portfolio's daily average net assets:


                                              DAILY AVERAGE NET ASSETS
                               ----------------------------------------------------
                                     FIRST              NEXT              OVER
                                  $350 MILLION      $400 MILLION      $750 MILLION
                               ----------------  ----------------  ----------------
 Conservative Investors  ....  .550%             .525%             .500%
 Balanced ...................  .400%             .375%             .350%
 Growth Investors ...........  .550%             .525%             .500%
 Common Stock ...............  .400%             .375%             .350%
 Global .....................  .550%             .525%             .500%
 Aggressive Stock ...........  .500%             .475%             .450%
 Money Market ...............  .400%             .375%             .350%
 Intermediate Goverment
  Securities ................  .500%             .475%             .450%
 High Yield .................  .550%             .525%             .500%

                                     FIRST              NEXT              OVER
                                  $500 MILLION      $500 MILLION       $1 BILLION
----------------------------   ----------------  ----------------  ----------------
 Growth and Income ..........  .550%             .525%             .500%
 Quality Bond ...............  .550%             .525%             .500%

                                     FIRST              NEXT              OVER
                                  $750 MILLION      $750 MILLION      $1.5 BILLION
----------------------------   ----------------  ----------------  ----------------
 Equity Index ...............  .350%             .300%             .250%

                                     FIRST              NEXT              OVER
                                  $500 MILLION       $1 BILLION       $1.5 BILLION
----------------------------   ----------------  ----------------  ----------------
 International ..............  .900%             .850%             .800%

Because of undertakings made by Equitable Variable in connection with the Reorganization, Equitable Variable reimburses the Common Stock and Money Market Divisions of its Continuing Separate Account to offset completely the effect on such divisions of the portion of the Trust's advisory fees applicable to such divisions which exceed a .25% effective annual rate. In addition, Equitable Variable reimburses the High Yield, Aggressive Stock and Balanced Divisions of its Separate Account I for the portion of the Trust's advisory fees applicable to those divisions which exceeds a .25% effective annual rate. Because of expense limits in the variable annuity contracts funded by its Separate Account A, Equitable reimburses the Common Stock, Money Market and Balanced Division of that separate account for the portion of the Trust's advisory fees applicable to those divisions which exceeds a
 .26% effective rate, and the Aggressive Stock Division for the portion that exceeds a .41% effective rate. Policies sold by insurers other than Equitable and Equitable Variable and newer policy designs of Equitable Variable bear the advisory fees without adjustment. For a discussion of the Reorganization, see "General Information," above.

In 1994, the Trust paid advisory fees of $31,614,475 to Alliance. In 1993, the Trust paid advisory fees of $15,066,885 to Equitable Capital Management Corporation (Equitable Capital), the Trust's prior investment adviser, for the period January 1, 1993 to July 22, 1993 and advisory fees of $9,858,491 to Alliance for the period July 23, 1993 to December 31, 1993. In 1992, the Trust paid advisory fees to Equitable Capital of $20,358,474.


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PRINCIPAL EXECUTIVE OFFICERS AND DIRECTORS OF THE INVESTMENT ADVISER

The name, address and principal occupation of the principal executive officers and each director of ACMC, the general partner of Alliance, are as follows:

 NAME AND ADDRESS               PRINCIPAL OCCUPATION
------------------------------  -----------------------------------------------------------
Dave H. Williams .............. Chairman of the Board of ACMC and a Director of Equitable.

James M. Benson ............... President and Chief Operating Officer of Equitable.

Bruce W. Calvert .............. Vice Chairman and Chief Investment Officer of ACMC.

John D. Carifa ................ President and Chief Operating Officer of ACMC.

Henri de Castries ............. Executive Vice President--Finance of AXA.

Christophe Dupont-Madinier  ... Manager of AXA.

Alfred Harrison ............... Vice Chairman of ACMC.

Jean-Pierre Hellebuyck ........ Chief Investment Officer of AXA.

Benjamin D. Holloway .......... Financial Consultant and former Vice Chairman of Equitable.

Henri Hottinguer .............. President/General Director of the French bank, Banque
                                Hottinguer.

Richard H. Jenrette ........... Chairman of The Equitable Companies and Chairman of the
                                Executive Committee of the Board of Directors of Equitable.

Joseph J. Melone .............. Chairman and Chief Executive Officer of Equitable.

Brian S. O'Neil ............... Executive Vice President and Chief Investment Officer of
                                Equitable.

Frank Savage .................. Chairman of Alliance Corporate Finance Group Incorporated.

Peter G. Smith ................ Managing Director of AXA Equity & Law, a subsidiary of AXA.

Madelon DeVoe Talley .......... Governor of the National Association of Securities Dealers.

Reba White Williams ........... Director of Special Projects for ACMC.

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

SPECIFIC SERVICES PERFORMED

Alliance performs the following services for or on behalf of the Trust pursuant to the Investment Advisory Agreement.

Subject to the approval and supervision of the Board of Trustees, Alliance exercises overall responsibility for the investment and reinvestment of the Trust's assets. Alliance manages each Portfolio and is responsible for the investment operations of the Trust and the composition of each Portfolio, including the purchase, retention and disposition of the investments, securities and cash contained therein, in accordance with each Portfolio's investment objectives and policies as stated in the Trust's Declaration of Trust, By-laws, Prospectus and SAI as from time to time in effect. In connection therewith, Alliance provides investment research and supervision of the Trust's investments and conducts a continuous program of investment evaluation and, if appropriate, sales and reinvestment of the Trust's assets. Alliance furnishes to the Trust such statistical information, with respect to the investments which the Trust may hold or contemplate purchasing, as the Trust may reasonably request. On Alliance's own initiative, it apprises the Trust of important developments materially affecting each Portfolio and furnishes the Trust from time to time such information as it may believe appropriate for this purpose. In addition, Alliance furnishes to the Board of Trustees such periodic and special reports as the Board may reasonably request. Alliance also implements all purchases and sales of investments for each Portfolio in a manner consistent with such investment policies, as from time to time amended.

Alliance, on behalf of the Trust, arranges for the placement of orders and other execution of transactions for each Portfolio. Alliance furnishes to the Trust, at least once every three months, a schedule of the investments and other assets held in each Portfolio and a statement of all purchases and sales for each Portfolio made during the period since the last preceding report. Alliance prepares the financial statements for the Trust's Prospectuses, SAIs and annual and semi-annual reports to shareholders and furnishes such other investment accounting services as the Trust may from time to time reasonably request. Alliance computes the Trust's net asset value per share for each Portfolio on a daily basis.

At the Trust's request, Alliance provides, without charge, personnel, who may be the Trust's officers, to render such clerical, accounting, administrative and other services, other than investor services, to the Trust as it may from time to time request. Also, Alliance furnishes to the Trust, without charge, such office facilities, which may be Alliance's own offices, as Alliance may believe appropriate or as the Trust may reasonably request, subject to the requirements of any regulatory authority to which Alliance may be subject. However, the Trust may also hire its own employees and contract for services to be performed by third parties.

Pursuant to the terms of the Investment Advisory Agreement, Alliance has contracted with Equitable for the provision of certain administrative services to the Trust.

Alliance also performs investment advisory services for certain of Equitable's separate and advisory accounts and for other clients, including mutual funds registered as investment companies under the Investment Company Act, some of which fund Contracts issued by Equitable, Equitable Variable and certain other unaffiliated insurance companies. There are occasions on which transactions for the Trust may be executed as part of concurrent authorizations to purchase or sell the same security for Equitable's general account or for other accounts or investment companies managed by Equitable or Alliance. These concurrent authorizations potentially can be either advantageous or disadvantageous to the Trust. When these concurrent authorizations occur, the objective is to allocate the executions and related brokerage charges among the accounts or mutual funds in an equitable manner.

BROKERAGE ALLOCATION

SELECTION OF BROKERS


Pursuant to the Investment Advisory Agreement, Alliance, on behalf of the Trust, arranges for the placement of orders and other transactions for each Portfolio.


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

BROKERAGE COMMISSIONS

The Portfolios are charged for securities brokers' commissions, transfer taxes and similar fees relating to securities transactions. Alliance seeks to obtain the best price and execution on all orders placed for the Portfolios, considering all the circumstances except to the extent it may be permitted to pay higher commissions as described below.

It is expected that securities will ordinarily be purchased in the primary markets, whether over-the- counter or listed, and that listed securities may be purchased in the over-the-counter market if that market is deemed the primary market.

Transactions on stock exchanges involve the payment of brokerage commissions. In transactions on stock exchanges in the United States, these commissions are negotiated, whereas on many foreign stock exchanges these commissions are fixed. However, brokerage commission rates in certain countries in which the Portfolios may invest may be discounted for certain large domestic and foreign investors such as the Portfolios. A number of foreign banks and brokers will be used for execution of each Portfolio's portfolio transactions. In the case of securities traded in the foreign and domestic over-the-counter markets, there is generally no stated commission, but the price usually includes an undisclosed com- mission or mark-up. In underwritten offerings, the price generally includes a disclosed fixed commission or discount.

Alliance may, in the allocation of brokerage business, take into consideration research and other brokerage services provided by brokers and dealers to Equitable or Alliance. The research services include economic, market, industry and company research material. Based upon an assessment of the value of research and other brokerage services provided, proposed allocations of brokerage for commission transactions are periodically prepared internally.

In limited cases, certain brokers have been advised informally that, although the Trust is under no legal obligation, an attempt will be made to meet the internally proposed level of allocated brokerage business to the broker for brokerage and research services over a period of time. Equitable Variable and its affiliates, in their insurance and investment operations, and Alliance, in its investment advisory operations, engage in transactions in the normal course of business with brokers and dealers which execute orders of the Portfolios. The allocation of the Trust's portfolio brokerage business is not affected by such transactions.

Commissions charged by brokers which provide research services may be somewhat higher than commissions charged by brokers which do not provide them. As permitted by Section 28(e) of the Securities Exchange Act of 1934 and by policies adopted by the Trustees, Alliance may cause the Trust to pay a broker-dealer which provides brokerage and research services to Alliance an amount of commission for effecting a securities transaction for the Trust in excess of the commission another broker-dealer would have charged for effecting that transaction.


Alliance does not engage brokers whose commissions it believes to be unreasonable in relation to services provided. The overall reasonableness of commissions paid will be evaluated by rating brokers on such general factors as execution capabilities, quality of research (that is, quantity and quality of information provided, diversity of sources utilized, nature and frequency of communication, professional experience, analytical ability and professional stature of the broker) and financial standing, as well as the net results of specific transactions, taking into account such factors as price, promptness, size of order and difficulty of execution. The research services obtained will, in general, be used by Alliance for the benefit of all accounts for which it makes investment decisions. The receipt of research services from brokers will tend to reduce Alliance's expenses in managing the Portfolios other than the Money Market Portfolio. This has been taken into account when setting the amount paid for managing those Portfolios. Although orders may be given by the Money Market Portfolio to brokers or dealers which provide research services to Alliance, the fact that the investment adviser may benefit from such research has not been considered when setting the amount paid for managing that Portfolio. This is because Money Market Portfolio transactions will generally be with issuers or market makers where no commissions are charged. For the year ended December 31, 1992, the Trust paid an aggregate of $9,615,607 in brokerage commissions. In

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


1993 the Trust paid an aggregate of $14,267,261 in brokerage commissions of which $2,154,951 was paid to brokers relating to transactions aggregating $1,230,357,454 which were directed to them in part for research services provided by them. In 1994 the Trust paid an aggregate of $15,624,978 in brokerage commissions of which $3,918,833 was paid to brokers relating to transactions aggregating $1,594,352,806 which were directed to them in part for research services provided by them.


BROKERAGE TRANSACTIONS WITH AFFILIATES


To the extent permitted by law, the Trust may engage in brokerage transactions with its affiliate, Donaldson, Lufkin & Jenrette, Inc. (DLJ), with brokers who are DLJ affiliates, or with unaffiliated brokers who trade or clear through DLJ. The Investment Company Act generally prohibits the Trust from engaging in securities transactions with DLJ or its affiliates, as principal, unless pursuant to an exemptive order from the SEC. The Trust may apply for such exemptive relief. The Trust has adopted procedures, prescribed by the Investment Company Act, which are reasonably designed to provide that any commissions or other remuneration it pays to DLJ or its affiliates do not exceed the usual and customary broker's commission. In addition, the Trust will adhere to the requirements under the Securities Exchange Act of 1934 governing floor trading. Also, due to securities law limitations, the Trust will limit purchases of securities in a public offering, if such securities are underwritten by DLJ or its affiliates. For the year ended December 31, 1992, the Trust paid brokerage commissions to DLJ totalling $8,390. During the years ended December 31, 1993 and December 31, 1994, the Trust paid no brokerage commissions to DLJ.


TRUST EXPENSES AND OTHER CHARGES

Pursuant to the Trust's Investment Advisory Agreement, Alliance is obligated to pay all of the Trust's operating expenses not specifically assumed by the Trust. In addition, as principal underwriter, Equitable Variable will bear the Trust's marketing expenses. Although the Trust does specifically assume certain of its operating expenses (in addition to the investment advisory fee), a daily adjustment will be made in the values under certain Contracts outstanding and offered by Equitable and Equitable Variable when their management separate accounts were reorganized into unit investment trust form to offset completely the impact of any such expense on values under such Contracts. Contracts sold by insurers other than Equitable and Equitable Variable and new policy designs of Equitable and Equitable Variable bear such expenses without adjustment. Although Equitable and Equitable Variable do not expect the Trust to incur any federal income or excise tax liability (see "Dividends, Distributions and Taxes" in the Prospectus), Equitable and Equitable Variable reserve the right to exclude any such taxes from such adjustments.

The expenses which the Trust will pay directly are set forth in the Prospectus.

PURCHASE AND PRICING OF SECURITIES

As stated in the Prospectus, the Trust will offer and sell its shares at each Portfolio's per share net asset value, which will be determined in the manner set forth below.

The net asset value of the shares of each Portfolio of the Trust will be determined once daily, immediately after the declaration of dividends, if any, at the close of business on each business day. The net asset value per share of each Portfolio will be computed by dividing the sum of the investments held by that Portfolio, plus any cash or other assets, minus all liabilities, by the total number of outstanding shares of that Portfolio at such time. All expenses borne by the Trust, including the investment advisory fee payable to Alliance, will be accrued daily.

The net asset value per share of any series (i.e., Portfolio) will be determined and computed as follows, in accordance with generally accepted accounting principles, and consistent with the Investment Company Act:

   o The assets belonging to each series will include (a) all consideration received by the Trust for the issue or sale of shares of that particular series, together with all assets in which such consideration is invested or reinvested, (b) all income, earnings, profits, and proceeds thereof, including any

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

proceeds derived from the sale, exchange or liquidation of such assets, (c) any funds or payments derived from any reinvestment of such proceeds in whatever form the same may be and (d) General Items, if any, allocated to that series. General Items includes any assets, income, earnings, profits, and proceeds thereof, funds, or payments which are not readily identifiable as belonging to any particular series. General Items will be allocated as the Trust's Board of Trustees considers fair and equitable.

   o The liabilities belonging to each series will include (a) the liabilities of the Trust in respect of that series, (b) all expenses, costs, charges and reserves attributable to that series, and (c) any general liabilities, expenses, costs, charges or reserves of the Trust which are not readily identifiable as belonging to any particular series which have been allocated as the Trust's Board of Trustees considers fair and equitable.

The value of each Portfolio will be determined at the close of business on each "business day," i.e., each day in which the degree of trading in the Portfolio might materially affect the net asset value of such Portfolio. Normally, this would be each day that the New York Stock Exchange is open and would include some Federal holidays. For stocks and options, the close of trading is the 4:00 p.m. and 4:15 p.m. close respectively of the New York Stock Exchange and the Options Price Reporting Authority; for bonds it is the close of business in New York City, and for foreign securities it is the close of business in the applicable foreign country with exchange rates determined at 2:00 p.m. New York City time.

Values are determined according to accepted accounting practices and all laws and regulations that apply. The assets of each Portfolio are valued as follows:

   o Stocks listed on national securities exchanges and certain over-the-counter issues traded on the NASDAQ national market system are valued at the last sale price, or, if there is no sale, at the latest available bid price. Other unlisted stocks are valued at their last sale price or, if there is no reported sale during the day, at a bid price estimated by a broker.

   o Foreign securities not traded directly, or in American Depositary Receipt or similar form in the United States, are valued at representative quoted prices in the currency of the country of origin. Foreign currency is converted into its U.S. dollar equivalent at current exchange rates.

   o U.S. Treasury securities and other obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, are valued at representative quoted prices.

   o Long-term corporate bonds are valued at prices obtained from a bond pricing service of a major dealer in bonds when such prices are available; however, when such prices are not available, such bonds are valued at a bid price estimated by a broker.

   o Short-term debt securities in the Portfolios other than the Money Market Portfolio which mature in 60 days or less are valued at amortized cost, which approximates market value. Short-term debt securities in such Portfolios which mature in more than 60 days are valued at representative quoted prices. Securities held by the Money Market Portfolio are valued at prices based on equivalent yields or yield spreads.

   o Convertible preferred stocks listed on national securities exchanges are valued as of their last sale price or, if there is no sale, at the latest available bid price.

   o Convertible bonds, and unlisted convertible preferred stocks, are valued at bid prices obtained from one or more of the major dealers in such bonds or stocks. Where there is a discrepancy between dealers, values may be adjusted based on recent premium spreads to the underlying common stocks.

   o Mortgage backed and asset backed securities are valued at prices obtained from a bond pricing service where available, or at a bid price obtained from one or more of the major dealers in such securities. If a quoted price is unavailable, an equivalent yield or yield spread quotes will be obtained from a broker and converted to a price.

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

   o Purchased options, including options on futures, are valued at their last bid price. Written options are valued at their last asked price.

   o Futures contracts are valued as of their last sale price or, if there is no sale, at the latest available bid price.

   o Other securities and assets for which market quotations are not readily available or for which valuation cannot be provided are valued in good faith by the valuation committee of the Board of Trustees using its best judgment.

The market value of a put or call option will usually reflect, among other factors, the market price of the underlying security.

When the Trust writes a call option, an amount equal to the premium received by the Trust is included in the Trust's financial statements as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. When an option expires on its stipulated expiration date or the Trust enters into a closing purchase or sale transaction, the Trust realizes a gain (or loss) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. When an option is exercised, the Trust realizes a gain or loss from the sale of the underlying security, and the proceeds of sale are increased by the premium originally received, or reduced by the price paid for the option.

Alliance may, from time to time, under the general supervision of the Board of Trustees or its valuation committee, utilize the services of one or more pricing services available in valuing the assets of the Trust. Alliance will continuously monitor the performance of these services.

CERTAIN TAX CONSIDERATIONS

Each Portfolio is treated for Federal income tax purposes as a separate taxpayer. The Trust intends that each Portfolio shall qualify each year and elect to be treated as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986 (the Code). Such qualification does not involve supervision of management or investment practices or policies by any governmental agency or bureau.

As a regulated investment company, each Portfolio will not be subject to federal income or excise tax on any of its net investment income or net realized capital gains which are timely distributed to shareholders under the Code. Under present law, as a Massachusetts business trust doing business in New York, a Portfolio will also not be subject to any excise or income taxes in Massachusetts or New York on such amounts. A number of technical rules are prescribed for computing net investment income and net capital gains. For example, dividends are generally treated as received on the ex-dividend date. Also, certain foreign currency losses and capital losses arising after October 31 of a given year may be treated as if they arise on the first day of the next taxable year.


Portfolios investing in foreign securities or currencies may be subject to foreign taxes which could reduce the investment performance of such Portfolios. However, if foreign securities comprise more than 50% of the year-end value of any Portfolio, the Portfolio may elect to pass through such foreign taxes as a deemed dividend to shareholders. In such a case the shareholder and not the Portfolio would be entitled to claim a Federal tax deduction or credit for foreign taxes, as appropriate. As of December 31, 1994 only the Global Portfolio qualified to pass through foreign tax paid to its shareholders.


To qualify for treatment as a regulated investment company, a Portfolio must, among other things, derive in each taxable year at least 90% of its gross income from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies, or other income derived with respect to its business of investing. A Portfolio must also derive less than 30% of its gross income in each taxable year from gains from the sale or other disposition of stock or securities held for less than three months. Other investments subject to this three-month limit are options, futures or forward contracts (other than those relating to foreign currency), or in certain circumstances, foreign currencies and related options, futures and forward contracts the gains on which are not directly related to the Portfolio's business of investing in stock or securities. This 30% rule may be inapplicable in the context of certain abnormal redemptions of Portfolio shares. For purposes of these tests, gross income is determined without regard to losses from the sale or other disposition of stock or securities.

In addition, the Secretary of the Treasury has regulatory authority to exclude from qualifying income described above foreign currency gains which are not "directly related" to a regulated investment company's "principal business of investing" in stock, securities or related options or futures. The Secretary of the Treasury has not to date exercised this authority.

Generally, in order to avoid a 4% nondeductible excise tax, each Portfolio of the Trust must distribute to its shareholders during the calendar year the following amounts:

   o  98% of the Portfolio's ordinary income for the calendar year;

   o 98% of the Portfolio's capital gain net income (all capital gains, both long-term and short-term, minus all such capital losses), all computed as if the Portfolio were on a taxable year ending October 31 of the year in question and beginning the previous November 1; and

   o any undistributed ordinary income or capital gain net income for the prior year.

The excise tax is inapplicable to any regulated investment company whose sole shareholders are either tax-exempt pension trusts or separate accounts of life insurance companies funding variable contracts. Although each Portfolio believes that it is not subject to the excise tax, the Portfolios intend to make the distributions required to avoid the imposition of such a tax.

Because the Trust is used to fund non-qualified Contracts each Portfolio must meet the diversification requirements imposed by the Code or these policies will fail to qualify as life insurance and annuities. In general, for a Portfolio to meet the investment diversification requirements of Subchapter L of the Code, Treasury regulations require that no more than 55% of the total value of the assets of the Portfolio may be represented by any one investment, no more than 70% by two investments, no more than 80% by three investments and no more than 90% by four investments. Generally, for purposes of the regulations, all securities of the same issuer are treated as a single investment. In the context of United States Government securities (including any security that is issued, guaranteed or insured by the United States or an instrumentality of the United States) each U.S. Government agency or instrumentality is treated as a separate issuer. Compliance with the regulations is tested on the last day of each calendar year quarter. There is a 30 day period after the end of each calendar year quarter in which to cure any non-compliance.

PORTFOLIO PERFORMANCE

MONEY MARKET PORTFOLIO YIELD

The Money Market Portfolio calculates yield information for seven-day periods. The seven-day current yield calculation is based on a hypothetical shareholder account with one share at the beginning of the period. To determine the seven-day rate of return, the net change in the share value is computed by subtracting the share value at the beginning of the period from the share value (exclusive of capital changes) at the end of the period. The net change is divided by the share value at the beginning of the period to obtain the base period rate of return. This seven-day base period return is then multiplied by 365/7 to produce an annualized current yield figure carried to the nearest one-hundredth of one percent.

Realized capital gains or losses and unrealized appreciation or depreciation of the Portfolio are excluded from this calculation. The net change in share values also reflects all accrued expenses of the Money Market Portfolio as well as the value of additional shares purchased with dividends from the original shares and any additional shares.

The effective yield is obtained by adjusting the current yield to give effect to the compounding nature of the Money Market Portfolio's investments, as follows: The unannualized base period return is compounded by adding one to the base period return, raising the sum to a power equal to 365 divided by 7, and subtracting one from the result--i.e., effective yield = [(base period return +1)(365/7)] - 1.

Money Market Portfolio yields will fluctuate daily. Accordingly, yields for any given period are not necessarily representative of future results. Yield is a function of the type and quality of the instruments in the Money Market Portfolio, maturities and rates of return on investments, among other factors. In addition, the value of shares of the Money Market Portfolio will fluctuate and not remain constant.

The Money Market Portfolio yield may be compared with yields of other investments. However, it should not be compared to the return on fixed rate investments which guarantee rates of interest for specified periods. The yield also should not be compared to the yield of money market funds made available to the general public because their yields usually are calculated on the basis of a constant $1 price per share and they pay out earnings in dividends which accrue on a daily basis. Investment income of the Money Market Portfolio, including any realized gains as well as accrued interest, is not paid out in dividends but is reflected in the share value. The Money Market Portfolio yield also does not reflect insurance company charges and fees applicable to Contracts.


The seven-day current yield for the Money Market Portfolio was 5.59% for the period ended December 31, 1994. The effective yield for that period was 5.69%.


QUALITY BOND, GOVERNMENT AND HIGH YIELD PORTFOLIO YIELDS

Yields of the Quality Bond, Government and High Yield Portfolios will be computed by annualizing net investment income, as determined by the SEC's formula, calculated on a per share basis for a recent 30-day period and dividing that amount by a Portfolio share's net asset value (reduced by any undeclared earned income expected to be paid shortly as a dividend) on the last trading day of that period. Net investment income will reflect amortization of any market value premium or discount of fixed income securities (except for obligations backed by mortgages or other assets) over such period and may include recognition of a pro rata portion of the stated dividend rate of dividend paying portfolio securities. The Portfolios' yields will vary from time to time depending upon market conditions, the compostition of each Portfolio's portfolio and operating expenses of the Trust allocated to each Portfolio. Yield should also be considered relative to changes in the value of a Portfolio's shares and to the relative risks associated with the investment objectives and policies of the Portfolios. These yields do not reflect insurance company charges and fees applicable to the Contracts.

At any time in the future, yields and total return may be higher or lower than past yields and there can be no assurance that any historical results will continue.


The 30 day yields for the Quality Bond, Government and High Yield Portfolios for the period ended December 31, 1994 were 6.37%, 6.35% and 10.53%, respectively.


TOTAL RETURN CALCULATIONS

Each Portfolio may provide average annual total return information calculated according to a formula prescribed by the SEC. According to that formula, average annual total return figures represent the average annual compounded rate of return for the stated period. Average annual total return quotations reflect the percentage change between the beginning value of a static account in the Portfolio and the ending value of that account measured by the then current net asset value of that Portfolio assuming that all dividends and capital gains distributions during the stated period were invested in shares of the Portfolio when paid. Total return is calculated by finding the average annual compounded rates of return of a hypothetical investment that would equate the initial amount invested to the ending redeemable value of such investment, according to the following formula:

T = (ERV/P)(1/n) - 1

where T equals average annual total return; where ERV, the ending redeemable value, is the value at the end of the applicable period of a hypothetical $1,000 investment made at the beginning of the applicable period; where P equals a hypothetical initial investment of $1,000; and where n equals the number of years.


The average annual total returns through December 31, 1994 for the Common Stock Portfolio for one year, five years, and 10 years were -2.14%, 9.82%, and 15.25%, respectively.

The average annual total returns through December 31, 1994 for the Intermediate Government Securities Portfolio for one year and since inception (on April 1, 1991) were -4.37%, and 6.16%, respectively.

The average annual total returns through December 31, 1994 for the High Yield Portfolio for one year, five years, and since inception (on January 2, 1987) were -2.79%, 10.60%, and 9.04%, respectively.

The average annual total returns through December 31, 1994 for the Balanced Portfolio for one year, five years, and since inception (on January 27, 1986) were -8.02%, 7.29%, and 11.25%, respectively.

The average annual total returns through December 31, 1994 for the Global Portfolio for one year, five years, and since inception (on August 27, 1987) were 5.23%, 11.15%, and 10.39%, respectively.

The average annual total returns through December 31, 1994 for the Aggressive Stock Portfolio for one year, five years, and since inception (on January 27, 1986) were -3.81%, 17.06%, and 18.78%, respectively.

The average annual total returns through December 31, 1994 for the Conservative Investors Portfolio for one year and since inception (on October 2, 1989) were -4.10%, and 7.71%, respectively.

The average annual total returns through December 31, 1994 for the Growth Investors Portfolio for one year and since inception (on October 2, 1989) were -3.15%, and 14.19%, respectively.

The average annual total returns through December 31, 1994 for the Quality Bond Portfolio for one year and since inception (on October 1, 1993) were -5.10% and -4.49%, respectively.

The average annual total returns through December 31, 1994 for the Growth and Income Portfolio for one year and since inception (on October 1, 1993) were -0.58% and -0.66%, respectively.

The average annual total return through December 31, 1994 (unannualized) for the Equity Index Portfolio since inception (on March 1, 1994) was 1.08%.

No information is shown for the International Portfolio, which received its initial funding on April 3, 1995.


   Each Portfolio, from time to time, also may advertise its cumulative total return figures. Cumulative total return is the compound rate of return on a hypothetical initial investment of $1,000 for a specified period. Cumulative total return quotations reflect changes in the price of a Portfolio's shares and assume that all dividends and capital gains distributions during the period were reinvested in shares of that Portfolio. Cumulative total return is calculated by finding the compound rates of return of a hypothetical investment over such period, according to the following formula (cumulative total return is then expressed as a percentage):

C = (ERV/P) - 1

Where:

C = Cumulative Total Return
P = a hypothetical initial investment of $1,000
ERV = ending redeemable value; ERV is the value, at the end of the applicable period, of a hypothetical $1,000 investment made at the beginning of the applicable period.


The cumulative total return, since the inception of each Portfolio through December 31, 1994, for the Common Stock, Intermediate Government Securities, High Yield, Balanced, Global, Aggressive Stock, Conservative Investors, Growth Investors, Quality Bond, Growth and Income and Equity Index Portfolios were 1,084.25%, 25.14%, 99.86%, 159.23%, 106.78%, 365.13%, 47.70%, 100.67%,
-5.58%, -0.83% and 1.08%, respectively.


OTHER SERVICES


INDEPENDENT ACCOUNTANTS

Price Waterhouse LLP, 1177 Avenue of the Americas, New York, New York 10036, serves as the Trust's independent accountants. The financial statements of the Common Stock, Money Market, Balanced, Aggressive Stock, High Yield, Global, Conservative Investors, Growth Investors, Intermediate Govern-ment Securities, Quality Bond and Growth and Income Portfolios for the year ended December 31, 1994 and the Equity Index Portfolio for the period March 1, 1994 (commencement of operations) through December 31, 1994, which are included in this SAI, have been audited by Price Waterhouse LLP, the Trust's independent accountants for such periods, as stated in their report appearing herein, and have been so included in reliance upon such report given upon the authority of such firm as experts in accounting and auditing.


CUSTODIAN

The Chase Manhattan Bank, N.A., whose principal address is One Chase Manhattan Plaza, New York, New York 10081, has been designated the Custodian of the Trust's portfolio securities and other assets.

TRANSFER AGENT


Equitable serves as the transfer agent and dividend disbursing agent for the Trust. For the year ended December 31, 1994, Equitable received no compensation for providing such services for the Trust.


UNDERWRITER

Equico Securities, Inc. (Equico), a wholly-owned subsidiary of Equitable, serves, without compensation from the Trust, as the principal underwriter of the Trust, pursuant to an agreement with the Trust. Under the terms of the agreement, Equico is not obligated to sell any specific number of shares. It has authority, pursuant to the agreement, to enter into similar contracts with other insurance companies and with other entities registered as broker-dealers under the Securities Exchange Act of 1934.

As principal underwriter, Equico bears the Trust's marketing expenses. However, Equico expects to be reimbursed for the portion of expenses attributable to the marketing of other insurance companies' products by such insurance companies. Equico has entered into sales agreements with Equitable, Equitable Variable and each unaffiliated insurer under which shares of the Trust are made available for the investment of net considerations which are received under variable insurance contracts and are allocated to their respective separate accounts.

THE HUDSON RIVER TRUST
STATEMENTS OF ASSETS AND LIABILITIES
December 31, 1994

                                                                           INTERMEDIATE
                                                                            GOVERNMENT
                                                           MONEY MARKET     SECURITIES     QUALITY BOND    HIGH YIELD
                                                            PORTFOLIO       PORTFOLIO       PORTFOLIO       PORTFOLIO
                                                         --------------  --------------  --------------  -------------
ASSETS:
Investments at value (Cost:
  Money Market Portfolio--$292,100,623;
  Intermediate Government Securities
   Portfolio--$44,352,222;
  Quality Bond Portfolio--$132,724,283;
  High Yield Portfolio--$76,923,394;
  Balanced Portfolio--$1,341,079,638;
  Growth and Income Portfolio--$32,144,919;
  Equity Index Portfolio--$37,105,987;
  Common Stock Portfolio--$3,306,081,825;
  Global Portfolio--$409,862,422;
  Aggressive Stock Portfolio--$1,574,401,795;
  Conservative Investors Portfolio--$175,014,438;
  Growth Investors Portfolio--$481,206,882) (Notes 1 and
   3)  ................................................. $292,120,778    $  43,420,194   $ 126,547,025   $ 72,910,447
Cash ...................................................           --            3,840          24,217      2,482,454
Foreign cash ...........................................           --               --              --             --
Receivable for securities sold .........................           --        4,806,214              --             --
Receivable from Separate Accounts for Trust shares sold    33,051,117          138,278          54,300        215,843
Dividends, interest and other receivables ..............      518,659          181,443       1,025,940      1,895,068
                                                         --------------  --------------  --------------  -------------
   Total assets ........................................  325,690,554       48,549,969     127,651,482     77,503,812
                                                         --------------  --------------  --------------  -------------

LIABILITIES:
Options written at value (Premiums received: Common
  Stock Portfolio--$4,512,479) (Notes 1 and 3) .........           --               --              --             --
Payable to custodian ...................................      165,714               --              --             --
Payable for securities purchased .......................           --               --              --      3,564,750
Payable to Separate Accounts for Trust shares redeemed             --               --              --             --
Unrealized depreciation of forward currency contracts
  (Notes 1 and 3) ......................................           --               --              --             --
Investment advisory fees payable .......................       94,118           19,869          57,764         32,737
Trustees' fees payable .................................       17,752            3,387             695          2,279
Accrued expenses .......................................       21,974            8,849          17,554          9,417
                                                         --------------  --------------  --------------  -------------
   Total liabilities ...................................      299,558           32,105          76,013      3,609,183
                                                         --------------  --------------  --------------  -------------
NET ASSETS ............................................. $325,390,996    $  48,517,864   $ 127,575,469   $ 73,894,629
                                                         ==============  ==============  ==============  =============

COMPONENTS OF NET ASSETS (NOTE 1):
  Paid in capital ...................................... $325,385,472    $  59,892,365   $ 143,140,240   $ 79,676,355
  Accumulated undistributed (overdistributed) net
   investment income  ..................................      (14,631)          (3,387)        683,882         (6,358)
  Accumulated net realized loss ........................           --      (10,439,086)    (10,071,395)    (1,762,421)
  Unrealized appreciation (depreciation) of investments
   and foreign currency denominated assets and
   liabilities  ........................................       20,155         (932,028)     (6,177,258)    (4,012,947)
                                                         --------------  --------------  --------------  -------------
NET ASSETS ............................................. $325,390,996    $  48,517,864   $ 127,575,469   $ 73,894,629
                                                         ==============  ==============  ==============  =============

Shares outstanding (Note 4) ............................   32,095,980        5,471,948      14,634,796      8,292,776
                                                         ==============  ==============  ==============  =============
Net asset value, offering and redemption
 price per share (Note 1) ..............................       $10.14            $8.87           $8.72          $8.91
                                                         ==============  ==============  ==============  =============

See Notes to Financial Statements.

                  GROWTH AND                                                      AGGRESSIVE     CONSERVATIVE       GROWTH
    BALANCED        INCOME       EQUITY INDEX    COMMON STOCK       GLOBAL          STOCK         INVESTORS       INVESTORS
   PORTFOLIO       PORTFOLIO      PORTFOLIO       PORTFOLIO       PORTFOLIO       PORTFOLIO       PORTFOLIO       PORTFOLIO
--------------  -------------  --------------  --------------  --------------  --------------  --------------  --------------








$1,317,168,946  $31,904,867    $36,671,027     $3,448,933,932  $413,049,268    $1,824,867,284  $173,304,521    $484,679,989
        28,941       10,767         10,285            791,300     2,679,160         6,397,293            --       1,835,976
            --           --             --             21,165     3,874,659                --            --       1,147,515
     4,347,633      264,619             --         21,904,373     4,032,588         6,485,362        74,858       3,812,138
     2,667,957      658,336          1,678          8,468,218     3,057,021                --       228,980       2,608,621
     6,946,331      112,111         97,284         10,210,345       516,437           407,876       877,467       2,286,229
--------------  -------------  --------------  --------------  --------------  --------------  --------------  --------------
 1,331,159,808   32,950,700     36,780,274      3,490,329,333   427,209,133     1,838,157,815   174,485,826     496,370,468
--------------  -------------  --------------  --------------  --------------  --------------  --------------  --------------
            --           --             --          3,724,900            --                --            --              --
            --           --             --                 --            --                --       683,963              --
       847,976    1,398,459             --         18,963,737     4,851,870         2,921,828            --       3,516,442
            --           --             --                 --            --         2,223,640            --              --
            --           --             --                 --       312,724                --            --          54,822
       401,320       13,035         10,190          1,007,126       179,403           675,903        77,703         211,986
        25,315           70            113             98,704         2,684            23,162         1,524           3,602
        65,585       16,765         21,763            290,005       164,169           149,002        31,326         106,067
--------------  -------------  --------------  --------------  --------------  --------------  --------------  --------------
     1,340,196    1,428,329         32,066         24,084,472     5,510,850         5,993,535       794,516       3,892,919
--------------  -------------  --------------  --------------  --------------  --------------  --------------  --------------
$1,329,819,612  $31,522,371    $36,748,208     $3,466,244,861  $421,698,283    $1,832,164,280  $173,691,310    $492,477,549
==============  =============  ==============  ==============  ==============  ==============  ==============  ==============
$1,377,713,488  $32,182,728    $37,230,298     $3,334,534,285  $419,535,121    $1,632,506,050  $185,117,902    $497,121,365
       (26,573)         (69)          (113)         3,552,516       215,631            12,105        (1,522)        146,879
   (23,956,611)    (420,236)       (47,017)       (15,481,358)     (923,706)      (50,819,364)   (9,715,153)     (8,208,832)
   (23,910,692)    (240,052)      (434,960)       143,639,418     2,871,237       250,465,489    (1,709,917)      3,418,137
--------------  -------------  --------------  --------------  --------------  --------------  --------------  --------------
$1,329,819,612  $31,522,371    $36,748,208     $3,466,244,861  $421,698,283    $1,832,164,280  $173,691,310    $492,477,549
==============  =============  ==============  ==============  ==============  ==============  ==============  ==============
    89,448,391    3,251,126      3,723,880        259,461,555    30,411,710        59,811,998    17,113,999      33,600,588
==============  =============  ==============  ==============  ==============  ==============  ==============  ==============
        $14.87        $9.70          $9.87             $13.36        $13.87            $30.63        $10.15          $14.66
==============  =============  ==============  ==============  ==============  ==============  ==============  ==============

THE HUDSON RIVER TRUST
STATEMENTS OF OPERATIONS
Year Ended December 31, 1994

                                                                         INTERMEDIATE
                                                                          GOVERNMENT
                                                         MONEY MARKET     SECURITIES     QUALITY BOND    HIGH YIELD
                                                          PORTFOLIO       PORTFOLIO       PORTFOLIO       PORTFOLIO
                                                       --------------  --------------  --------------  -------------
INVESTMENT INCOME:
 Income** (Note 1):
   Dividends (including $4,959,800 and $30,507 from
     affiliated companies for the Common Stock and
     Aggressive Stock Portfolios, respectively)  ..... $        --    $          --    $    312,613    $    37,004
   Interest  .........................................  12,613,523        7,673,643       9,119,837      6,675,273
                                                       --------------  --------------  --------------  -------------
    Total income  ....................................  12,613,523        7,673,643       9,432,450      6,712,277
                                                       --------------  --------------  --------------  -------------
 Expenses (Note 2):
   Investment advisory fee  ..........................   1,135,360          524,752         666,823        374,012
   Custody fees  .....................................      26,289           17,045          17,064         25,943
   Printing and mailing expenses  ....................       3,410            1,510           1,482            836
   Professional fees  ................................      16,252           36,215           9,777          7,607
   SEC registration fees  ............................       9,901               --           9,785          2,544
   Trustees' fees  ...................................       8,477            3,644           3,586          2,076
   Miscellaneous  ....................................       5,492            2,433           2,386          1,349
                                                       --------------  --------------  --------------  -------------
    Total expenses  ..................................   1,205,181          585,599         710,903        414,367
                                                       --------------  --------------  --------------  -------------
NET INVESTMENT INCOME  ...............................  11,408,342        7,088,044       8,721,547      6,297,910
                                                       --------------  --------------  --------------  -------------
REALIZED AND UNREALIZED GAIN (LOSS) (NOTES 1 AND 3):
 Realized Gain (Loss):
   On securities (including $1,063,551 and
     $(64,555,581) from affiliated companies for the
     Common Stock and Aggressive Stock Portfolios,
     respectively) ...................................          --      (10,439,086)     (9,794,399)    (1,709,091)
   On options written  ...............................          --               --              --             --
   On foreign currency transactions  .................          --               --        (376,632)            --
                                                       --------------  --------------  --------------  -------------
    Realized gain (loss)--net  .......................          --      (10,439,086)    (10,171,031)    (1,709,091)
                                                       --------------  --------------  --------------  -------------
    Change in Unrealized Appreciation/Depreciation:
   On securities  ....................................      (9,847)      (2,940,993)     (4,533,902)    (6,485,505)
   On options written  ...............................          --               --              --             --
   On foreign currency transactions  .................          --               --              --             --
                                                       --------------  --------------  --------------  -------------
    Unrealized appreciation/depreciation--net  .......      (9,847)      (2,940,993)     (4,533,902)    (6,485,505)
                                                       --------------  --------------  --------------  -------------
REALIZED AND UNREALIZED GAIN (LOSS)--NET  ............      (9,847)     (13,380,079)    (14,704,933)    (8,194,596)
                                                       --------------  --------------  --------------  -------------
NET INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS  $11,398,495     $ (6,292,035)   $ (5,983,386)   $(1,896,686)
                                                       ==============  ==============  ==============  =============

---------------
  * For the Period from March 1, 1994 (Commencement of Operations) to December 31, 1994.

 ** Net of foreign taxes withheld on dividends of $24,382, $4,589, $1,347,683, $267,638, $107,123 and $64,523 for the Balanced, Equity
     Index, Common Stock, Global, Aggressive Stock and Growth Investors Portfolios, respectively, and on interest of $518 for the Global Portfolio.

See Notes to Financial Statements.

                  GROWTH AND                                                                     CONSERVATIVE       GROWTH
    BALANCED        INCOME      EQUITY INDEX    COMMON STOCK       GLOBAL        AGGRESSIVE       INVESTORS       INVESTORS
   PORTFOLIO      PORTFOLIO      PORTFOLIO*       PORTFOLIO       PORTFOLIO    STOCK PORTFOLIO    PORTFOLIO       PORTFOLIO
--------------  ------------  --------------  ---------------  -------------  ---------------  --------------  --------------
$  11,848,552   $ 296,312     $ 745,647       $  55,511,738    $ 3,291,522    $  7,819,830     $    385,532    $  3,334,155
   32,270,133     231,404        29,156           4,365,537      2,485,196       2,220,256        8,335,120      11,833,771
--------------  ------------  --------------  ---------------  -------------  ---------------  --------------  --------------
   44,118,685     527,716       774,803          59,877,275      5,776,718      10,040,086        8,720,652      15,167,926
--------------  ------------  --------------  ---------------  -------------  ---------------  --------------  --------------
    5,006,790      73,672        92,476          12,014,427      1,496,840       7,642,355          822,547       2,105,929
       41,883      16,144        18,291             320,505        286,362          74,866           16,495          86,578
       16,901         114           256              41,287          2,954          19,979            1,777           4,494
       61,550       5,183         6,578             143,521         14,721          71,885           10,766          19,888
       29,171       9,495        12,088             139,866         88,255         102,196           21,803          73,910
       41,956         278           622             102,546          7,371          49,648            4,301          10,882
       27,219         183           413              66,741          4,758          32,176            2,861           7,237
--------------  ------------  --------------  ---------------  -------------  ---------------  --------------  --------------
    5,225,470     105,069       130,724          12,828,893      1,901,261       7,993,105          880,550       2,308,918
--------------  ------------  --------------  ---------------  -------------  ---------------  --------------  --------------
   38,893,215     422,647       644,079          47,048,382      3,875,457       2,046,981        7,840,102      12,859,008
--------------  ------------  --------------  ---------------  -------------  ---------------  --------------  --------------
  (18,710,641)   (409,119)      110,383         136,828,879      8,116,643     (44,714,146)      (9,714,278)     (7,667,515)
           --          --            --          57,789,222             --         (12,446)              --              --
           --          --            --             (80,888)       141,065              --               --         105,961
--------------  ------------  --------------  ---------------  -------------  ---------------  --------------  --------------
  (18,710,641)   (409,119)      110,383         194,537,213      8,257,708     (44,726,592)      (9,714,278)     (7,561,554)
--------------  ------------  --------------  ---------------  -------------  ---------------  --------------  --------------
 (133,794,748)   (250,229)     (434,960)       (325,019,251)    (5,472,591)     (7,375,377)      (3,628,013)    (17,183,742)
           --          --            --           7,902,160             --         (41,278)              --              --
           --          --            --                 133       (900,262)             --               --        (217,398)
--------------  ------------  --------------  ---------------  -------------  ---------------  --------------  --------------
 (133,794,748)   (250,229)     (434,960)       (317,116,958)    (6,372,853)     (7,416,655)      (3,628,013)    (17,401,140)
--------------  ------------  --------------  ---------------  -------------  ---------------  --------------  --------------
 (152,505,389)   (659,348)     (324,577)       (122,579,745)     1,884,855     (52,143,247)     (13,342,291)    (24,962,694)
--------------  ------------  --------------  ---------------  -------------  ---------------  --------------  --------------
$(113,612,174)  $(236,701)    $ 319,502       $ (75,531,363)   $ 5,760,312    $(50,096,266)    $ (5,502,189)   $(12,103,686)
==============  ============  ==============  ===============  =============  ===============  ==============  ==============

THE HUDSON RIVER TRUST
STATEMENTS OF CHANGES IN NET ASSETS

                                                                                                 INTERMEDIATE GOVERNMENT
                                                                MONEY MARKET PORTFOLIO             SECURITIES PORTFOLIO
                                                          --------------------------------  --------------------------------
                                                                      YEAR ENDED                        YEAR ENDED
                                                                     DECEMBER 31,                      DECEMBER 31,
                                                                1994             1993             1994             1993
                                                          ---------------  ---------------  ---------------  ---------------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
  Net investment income ................................. $  11,408,342    $   8,029,237    $   7,088,044    $  14,027,927
  Realized gain (loss)--net .............................            --               --      (10,439,086)      14,315,307
  Change in unrealized appreciation/depreciation of
   investments and foreign currency denominated assets
   and liabilities--net  ................................        (9,847)          43,630       (2,940,993)        (405,824)
                                                          ---------------  ---------------  ---------------  ---------------
  Net increase (decrease) in net assets from operations .    11,398,495        8,072,867       (6,292,035)      27,937,410
                                                          ---------------  ---------------  ---------------  ---------------
  DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS (NOTE 1):
  Dividends from net investment income ..................   (11,411,476)      (8,038,768)      (7,088,604)     (15,670,469)
  Dividends in excess of net investment income ..........            --               --               --               --
  Distributions from realized gains .....................            --               --               --      (12,378,067)
  Distributions in excess of realized gains .............            --               --               --               --
  Tax return of capital distributions ...................            --               --               --               --
                                                          ---------------  ---------------  ---------------  ---------------
  Decrease in net assets from dividends and distributions   (11,411,476)      (8,038,768)      (7,088,604)     (28,048,536)
                                                          ---------------  ---------------  ---------------  ---------------
  SHARE TRANSACTIONS (NOTES 1 AND 4):
  Shares sold ...........................................   355,157,130      183,568,183       33,872,981       41,613,014
  Shares issued in connection with the substitution of
   the Short-Term World Income Portfolio  ...............            --               --        2,582,814               --
  Shares issued in reinvestment of dividends and
   distributions  .......................................    11,411,476        8,038,768        7,088,604       28,048,536
  Shares redeemed .......................................  (289,624,991)    (211,765,184)    (140,156,888)    (204,626,298)
                                                          ---------------  ---------------  ---------------  ---------------

  Net increase (decrease) in net assets derived from
   share transactions  ..................................    76,943,615      (20,158,233)     (96,612,489)    (134,964,748)
                                                          ---------------  ---------------  ---------------  ---------------
INCREASE (DECREASE) IN NET ASSETS .......................    76,930,634      (20,124,134)    (109,993,128)    (135,075,874)
NET ASSETS, BEGINNING OF PERIOD .........................   248,460,362      268,584,496      158,510,992      293,586,866
                                                          ---------------  ---------------  ---------------  ---------------
NET ASSETS, END OF PERIOD* .............................. $ 325,390,996    $ 248,460,362    $  48,517,864    $ 158,510,992
                                                          ===============  ===============  ===============  ===============

---------------
   * Including accumulated undistributed (overdistributed) net investment income of $(14,631) and $(9,531) for the Money Market Portfolio and $(3,387) and $(1,626,244) for the Intermediate Government Portfolio and $683,882 and $4,973 for the Quality Bond Portfolio and $(6,358) and $(7,794) for the High Yield Portfolio and $(26,573) and $1,783,854 for the Balanced Portfolio and $(69) and $(2) for the Growth and Income Portfolio, as of December 31, 1994 and December 31, 1993, respectively.

  ** Commencement of Operations.

See Notes to Financial Statements.

     QUALITY BOND PORTFOLIO           HIGH YIELD PORTFOLIO             BALANCED PORTFOLIO         GROWTH AND INCOME PORTFOLIO
------------------------------  ------------------------------  ------------------------------  ------------------------------
                   OCTOBER 1,                                                                                      OCTOBER 1,
   YEAR ENDED        1993**                YEAR ENDED                      YEAR ENDED              YEAR ENDED        1993**
 DECEMBER 31,     TO DECEMBER             DECEMBER 31,                    DECEMBER 31,            DECEMBER 31,    TO DECEMBER
      1994          31, 1993         1994           1993              1994            1993            1994          31, 1993
--------------  --------------  --------------  --------------   --------------   --------------   --------------   --------------
  $8,721,547      $1,226,813      $6,297,910      $5,427,097       $38,893,215     $36,056,358     $422,647         $3,295
 (10,171,031)       (117,287)     (1,709,091)      3,774,041       (18,710,641)     73,049,628     (409,119)       (11,117)
  (4,533,902)     (1,643,356)     (6,485,505)      2,450,542      (133,794,748)     32,426,988     (250,229)        10,177
--------------  --------------  --------------  --------------  --------------  --------------  --------------  --------------
  (5,983,386)       (533,830)     (1,896,686)     11,651,680      (113,612,174)    141,532,974     (236,701)         2,355
--------------  --------------  --------------  --------------  --------------  --------------  --------------  --------------
  (7,694,742)     (1,221,840)     (6,297,910)     (5,433,341)      (38,893,215)    (36,087,683)    (422,714)        (3,295)
          --              --         (85,166)             --        (2,417,748)             --           --             (2)
          --              --              --      (1,244,654)               --     (73,049,628)          --             --
          --        (130,973)             --              --                --      (2,537,264)          --             --
    (627,091)             --              --              --          (202,506)             --           --            (97)
--------------  --------------  --------------  --------------  --------------  --------------  --------------  --------------
  (8,321,833)     (1,352,813)     (6,383,076)     (6,677,995)      (41,513,469)   (111,674,575)    (422,714)        (3,394)
--------------  --------------  --------------  --------------  --------------  --------------  --------------  --------------
  33,996,457     106,082,587      30,003,628      31,092,722       163,763,699     198,602,703   31,788,696      1,475,225
          --              --              --              --                --              --           --             --
   8,321,833       1,352,813       6,383,076       6,677,995        41,513,469     111,674,575      422,714          3,394
  (5,269,742)       (716,617)    (21,380,848)    (23,262,567)      (84,972,287)    (52,165,797)  (1,485,659)       (21,545)
--------------  --------------  --------------  --------------  --------------  --------------  --------------  --------------
  37,048,548     106,718,783      15,005,856      14,508,150       120,304,881     258,111,481   30,725,751      1,457,074
--------------  --------------  --------------  --------------  --------------  --------------  --------------  --------------
  22,743,329     104,832,140       6,726,094      19,481,835       (34,820,762)    287,969,880   30,066,336      1,456,035
 104,832,140              --      67,168,535      47,686,700     1,364,640,374   1,076,670,494    1,456,035             --
--------------  --------------  --------------  --------------  --------------  --------------  --------------  --------------
$127,575,469    $104,832,140    $ 73,894,629    $ 67,168,535    $1,329,819,612  $1,364,640,374  $31,522,371     $1,456,035
==============  ==============  ==============  ==============  ==============  ==============  ==============  ==============

THE HUDSON RIVER TRUST
STATEMENTS OF CHANGES IN NET ASSETS (Concluded)

                                                                    EQUITY INDEX
                                                                      PORTFOLIO         COMMON STOCK PORTFOLIO
                                                                  ---------------  -------------------------------
                                                                   MARCH 1, 1994**
                                                                         TO                   YEAR ENDED
                                                                    DECEMBER 31,             DECEMBER 31,
                                                                        1994             1994            1993
                                                                  ---------------  --------------  ---------------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
  Net investment income ......................................... $   644,079      $   47,048,382  $   41,916,629
  Realized gain (loss)--net .....................................     110,383         194,537,213     370,949,140
  Change in unrealized appreciation/depreciation of investments
    and foreign currency denominated assets and liabilities--net     (434,960)       (317,116,958)    190,072,427
                                                                  ---------------  --------------  ---------------
  Net increase (decrease) in net assets from operations .........     319,502         (75,531,363)    602,938,196
                                                                  ---------------  --------------  ---------------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS (NOTE 1):
  Dividends from net investment income ..........................    (644,216)        (47,048,382)    (41,916,629)
  Dividends in excess of net investment income ..................          --          (1,675,372)        (11,493)
  Distributions from realized gains .............................    (110,383)       (187,473,461)   (363,887,385)
  Distributions in excess of realized gains .....................     (46,993)                 --              --
  Tax return of capital distributions ...........................          --          (1,707,109)             --
                                                                  ---------------  --------------  ---------------
  Decrease in net assets from dividends and distributions .......    (801,592)       (237,904,324)   (405,815,507)
                                                                  ---------------  --------------  ---------------
SHARE TRANSACTIONS (NOTES 1 AND 4):
Shares sold .....................................................  39,737,348         520,896,037     397,726,692
Shares issued in reinvestment of dividends and distributions  ...     801,592         237,904,324     405,815,507
Shares redeemed .................................................  (3,308,642)       (104,247,444)   (182,829,265)
                                                                  ---------------  --------------  ---------------
Net increase in net assets derived from share transactions  .....  37,230,298         654,552,917     620,712,934
                                                                  ---------------  --------------  ---------------
INCREASE IN NET ASSETS ..........................................  36,748,208         341,117,230     817,835,623
NET ASSETS, BEGINNING OF PERIOD .................................          --       3,125,127,631   2,307,292,008
                                                                  ---------------  --------------  ---------------
NET ASSETS, END OF PERIOD* ...................................... $36,748,208      $3,466,244,861  $3,125,127,631
                                                                  ===============  ==============  ===============

---------------
   * Including accumulated undistributed (overdistributed) net investment income of $3,552,516 and $1,370,867 for the Common Stock Portfolio and $215,631 and $314,631 for the Global Portfolio and $12,105 and $(11,917)
     for the Aggressive Stock Portfolio and $(1,522) and $(829) for the Conservative Investors Portfolio and $146,879 and $60,988 for the Growth Investors Portfolio, as of December 31, 1994 and December 31, 1993, respectively, and $(113) for the Equity Index Portfolio, as of December 31, 1994.

  ** Commencement of Operations.

See Notes to Financial Statements.

                                                                     CONSERVATIVE INVESTORS
        GLOBAL PORTFOLIO           AGGRESSIVE STOCK PORTFOLIO              PORTFOLIO               GROWTH INVESTORS PORTFOLIO
------------------------------  ------------------------------  ------------------------------  ------------------------------
           YEAR ENDED                      YEAR ENDED                      YEAR ENDED                      YEAR ENDED
          DECEMBER 31,                    DECEMBER 31,                    DECEMBER 31,                    DECEMBER 31,
      1994            1993            1994            1993            1994            1993            1994            1993
--------------  --------------  --------------  --------------  --------------  --------------  --------------  --------------
$  3,875,457    $    510,146    $    2,046,981  $    3,657,426  $  7,840,102    $  4,134,257    $ 12,859,008    $  5,732,204
   8,257,708      12,252,578       (44,726,592)    123,157,103    (9,714,278)      4,834,934      (7,561,554)     14,903,894
  (6,372,853)      6,344,597        (7,416,655)     84,157,305    (3,628,013)       (416,361)    (17,401,140)      7,849,673
--------------  --------------  --------------  --------------  --------------  --------------  --------------  --------------
   5,760,312      19,107,321       (50,096,266)    210,971,834    (5,502,189)      8,552,830     (12,103,686)     28,485,771
--------------  --------------  --------------  --------------  --------------  --------------  --------------  --------------

  (3,755,996)     (1,107,571)       (2,006,386)     (3,674,910)   (7,847,155)     (4,134,257)    (12,859,008)     (5,947,393)
          --              --                --              --            --            (829)       (323,341)             --
  (8,257,708)    (12,211,997)               --    (123,157,103)           --      (4,783,178)             --     (14,776,249)
    (134,077)         (5,595)               --      (3,243,480)           --              --              --              --
    (395,364)             --           (49,382)       (562,661)           --              --              --              --
--------------  --------------  --------------  --------------  --------------  --------------  --------------  --------------
 (12,543,145)    (13,325,163)       (2,055,768)   (130,638,154)   (7,847,155)     (8,918,264)    (13,182,349)    (20,723,642)
--------------  --------------  --------------  --------------  --------------  --------------  --------------  --------------

 302,129,663      88,394,115       691,803,895     466,941,435    72,545,380      44,645,437     240,852,053     102,925,614
  12,543,145      13,325,163         2,055,768     130,638,154     7,847,155       8,918,264      13,182,349      20,723,642
 (27,448,676)    (15,415,668)     (366,875,063)   (331,157,828)   (7,769,739)     (9,455,081)    (14,738,042)     (1,593,716)
--------------  --------------  --------------  --------------  --------------  --------------  --------------  --------------

 287,224,132      86,303,610       326,984,600     266,421,761    72,622,796      44,108,620     239,296,360     122,055,540
--------------  --------------  --------------  --------------  --------------  --------------  --------------  --------------
 280,441,299      92,085,768       274,832,566     346,755,441    59,273,452      43,743,186     214,010,325     129,817,669
 141,256,984      49,171,216     1,557,331,714   1,210,576,273   114,417,858      70,674,672     278,467,224     148,649,555
--------------  --------------  --------------  --------------  --------------  --------------  --------------  --------------
$421,698,283    $141,256,984    $1,832,164,280  $1,557,331,714  $173,691,310    $114,417,858    $492,477,549    $278,467,224
==============  ==============  ==============  ==============  ==============  ==============  ==============  ==============

THE HUDSON RIVER TRUST
MONEY MARKET PORTFOLIO
PORTFOLIO OF INVESTMENTS
December 31, 1994
-----------------------------------------------------------------------------

                                                                               EFFECTIVE
                                                 PRINCIPAL        VALUE         ANNUAL
                                                  AMOUNT         (NOTE 1)       YIELD*
                                              -------------  --------------  -----------
SHORT-TERM DEBT SECURITIES:
BANK NOTES
Nationsbank Corp.
 Due 01/30/95 ............................... $10,000,000    $ 9,999,332     6.34%
Republic National Bank--N.Y.
 Due 03/08/95 ...............................   5,000,000      4,980,206     6.48
                                                             --------------
  TOTAL BANK NOTES (4.6%) ...................                 14,979,538
                                                             --------------
COMMERCIAL PAPER
ABS Commercial Paper, Inc.
 Due 02/10/95 ...............................   8,000,000      7,946,244     6.19
AGA Capital Corp.
 Due 01/13/95 ...............................  12,300,000     12,274,372     6.03
Allomon Funding Corp.
 Due 02/10/95 ...............................   8,400,000      8,343,557     6.19
ASI Funding Corp.
 Due 02/01/95 ...............................   4,438,000      4,414,725     6.18
Barton Capital Corp.
 Due 01/25/95 ...............................   7,000,000      6,971,806     6.07
Berkley Funding Corp.
 Due 01/18/95 ...............................   3,025,000      3,016,228     6.07
Ciesco LP
 Due 02/08/95 ...............................   5,000,000      4,967,771     6.24
Communications Satellite Corp.
 Due 02/06/95 ...............................   3,200,000      3,180,431     6.24
Copley Financing Corp.:
 Due 01/12/95 ...............................   6,356,000      6,343,775     6.03
 Due 01/24/95 ...............................   5,000,000      4,980,667     6.07
C.S. First Boston, Inc.
 Due 02/03/95 ...............................   5,000,000      4,971,903     6.24
Walt Disney Co.
 Due 01/03/95 ...............................   9,200,000      9,195,630     5.95
Equipment Funding, Inc.:
 Due 01/09/95 ...............................   5,000,000      4,992,788     6.03
 Due 02/07/95 ...............................   7,000,000      6,956,258     6.21
ESC Securitization, Inc.
 Due 03/15/95 ...............................  10,000,000      9,874,611     6.42
Ford Motor Credit Co.
 Due 01/11/95 ...............................   7,900,000      7,885,927     6.10
General Electric Capital Corp.
 Due 02/07/95 ...............................   5,000,000      4,968,861     6.18
Goldman Sachs & Co.
 Due 02/02/95 ...............................   7,000,000      6,961,821     6.24
International Lease Finance Corp.
 Due 02/07/95 ...............................   7,000,000      6,956,036     6.24
International Securitization
 Due 01/20/95 ...............................   8,775,000      8,746,628     6.09
Merrill Lynch & Co., Inc.
 Due 01/25/95 ...............................   7,000,000      6,971,563     6.12
Morgan Stanley Group, Inc.
 Due 01/12/95 ...............................  10,000,000      9,980,567     6.10
Nicollet Funding Corp.
 Due 01/23/95 ...............................  10,000,000      9,962,944     6.07
October Corp.
 Due 01/27/95 ...............................   8,000,000      7,965,200     6.07

                               46

THE HUDSON RIVER TRUST
MONEY MARKET PORTFOLIO
PORTFOLIO OF INVESTMENTS (Concluded)
December 31, 1994
-------------------------------------------------------------------------------

                                                                              EFFECTIVE
                                                 PRINCIPAL        VALUE         ANNUAL
                                                  AMOUNT         (NOTE 1)       YIELD*
                                              -------------  --------------  -----------
SHORT-TERM DEBT SECURITIES (Continued):
Preferred Receivables Funding:
 Due 01/19/95 ............................... $ 5,000,000    $  4,984,563    6.12%
 Due 02/14/95 ...............................   6,370,000       6,322,623    6.24
Premium Funding
 Due 01/26/95 ...............................   6,722,000       6,693,600    6.12
Progress Receivables Funding
 Due 01/20/95 ...............................   5,000,000       4,983,889    6.07
Sheffield Receivables Corp.
 Due 02/21/95 ...............................   3,000,000       2,974,433    6.19
Sumitomo Corp. of America
 Due 03/28/95 ...............................   8,800,000       8,669,210    6.48
Three River Funding
 Due 01/20/95 ...............................   8,000,000       7,974,222    6.07
U.S. Leasing Corp.
 Due 01/31/95 ...............................   8,300,000       8,257,688    6.20
Weyerhaueser Mortgage Co.
 Due 01/17/95 ...............................   5,000,000       4,986,188    6.12
WMC Finance
 Due 01/30/95 ...............................   7,000,000       6,965,581    6.18
Working Capital Management Corp.
 Due 01/17/95 ...............................   7,019,000       6,999,776    6.07
                                                             --------------
  TOTAL COMMERCIAL PAPER (73.3%) ............                 238,642,086
                                                             --------------
TIME DEPOSITS (2.8%)
Industrial Bank of Japan-N.Y.
 Due 01/03/95 ...............................   8,997,000       8,996,718    6.54
                                                             --------------
VARIABLE RATE COMMERCIAL PAPER
ASCC Commercial Paper
 Due 01/04/95 ...............................   9,500,000       9,501,496    4.57
PNC Bank N.A.
 Due 01/04/95 ...............................  10,000,000      10,000,130    5.95
                                                             --------------
  TOTAL VARIABLE RATE COMMERCIAL PAPER (6.0%) ..............   19,501,626
                                                             --------------
VARIABLE RATE LIBOR (3.1%)
American Express Centerian
 Due 01/17/95 ...............................  10,000,000      10,000,810    6.26
                                                             --------------
TOTAL SHORT-TERM DEBT SECURITIES (89.8%)
 (Amortized Cost $292,100,623) ..............                 292,120,778
CASH AND RECEIVABLES LESS LIABILITIES (10.2%) ..............   33,270,218
                                                             --------------
NET ASSETS (100.0%) .........................                $325,390,996
                                                             ==============

---------------
 * Based on market values at the close of business on December 31, 1994.

                      See Notes to Financial Statements.

THE HUDSON RIVER TRUST
INTERMEDIATE GOVERNMENT SECURITIES PORTFOLIO
PORTFOLIO OF INVESTMENTS
December 31, 1994

                                     PRINCIPAL        VALUE
                                      AMOUNT        (NOTE 1)
                                  -------------  -------------
LONG-TERM DEBT SECURITIES:
CREDIT SENSITIVE
MORTGAGE RELATED (46.1%)
Federal Home Loan
 Mortgage Corp.:
 8.0%, 06/01/02 ................. $17,600,804    $17,430,297
 8.0%, 06/01/17 .................     542,967        517,007
 9.5%, 01/01/20 .................       9,690          9,954
Government National Mortgage
 Association: ...................
 11.5%, 09/15/11 ................      45,535         49,961
 11.5%, 03/15/13 ................      70,879         77,768
 11.5%, 04/15/13 ................      33,304         36,542
 11.5%, 05/15/13 ................      80,297         88,103
 11.5%, 09/15/15 ................       8,948          9,818
Federal Home Loan Mortgage Corp./
 Government National Mortgage
 Association
 4.75% Series 23-PC, 07/25/11  ..   4,600,000      4,167,313
                                                 -------------
                                                  22,386,763
                                                 -------------
U.S. GOVERNMENT AGENCIES (16.3%)
Aid Israel
 Zero Coupon, 09/15/03 ..........   4,052,000      2,022,353
Resolution Funding S.T.R.I.P.S.,
 Zero Coupon Deb., 04/15/99  ....   5,000,000      3,584,350
U.S. Treasury
 7.25% Note, 05/15/04 ...........   2,400,000      2,304,747
                                                 -------------
                                                   7,911,450
                                                 -------------
 TOTAL CREDIT SENSITIVE (62.4%)                   30,298,213
                                                 -------------
TOTAL LONG-TERM DEBT SECURITIES (62.4%)
 (Amortized Cost $31,230,241)  ..                 30,298,213
                                                 -------------
                                     PRINCIPAL        VALUE
                                      AMOUNT        (NOTE 1)
                                  -------------  -------------
SHORT-TERM DEBT SECURITIES:
U.S. GOVERNMENT
Federal Home Loan Bank:
 5.75%, due 01/03/95 ............ $ 3,140,000    $ 3,138,495
 5.84%, due 01/10/95 ............   3,000,000      2,995,134
 5.8%, due 01/25/95 .............   2,000,000      1,991,944
Federal Home Loan Mortgage Corp.
 5.91%, due 01/05/95 ............   2,000,000      1,998,358
Federal National Mortgage
 Association
 5.85%, due 01/04/95 ............   3,000,000      2,998,050
                                                 -------------
 TOTAL U.S. GOVERNMENT (27.1%)                    13,121,981
                                                 -------------
TOTAL SHORT-TERM DEBT SECURITIES (27.1%)
 (Amortized Cost $13,121,981)  ..                 13,121,981
                                                 -------------
TOTAL INVESTMENTS (89.5%)
 (Amortized Cost $44,352,222)  ..                 43,420,194
CASH AND RECEIVABLES LESS
 LIABILITIES (10.5%) ............                  5,097,670
                                                 -------------
NET ASSETS (100.0%) .............                $48,517,864
                                                 =============

                      See Notes to Financial Statements.

THE HUDSON RIVER TRUST
QUALITY BOND PORTFOLIO
PORTFOLIO OF INVESTMENTS
December 31, 1994

                                     PRINCIPAL        VALUE
                                      AMOUNT        (NOTE 1)
                                  -------------  -------------
LONG-TERM DEBT SECURITIES:
BUSINESS SERVICES
PROFESSIONAL SERVICES (1.6%)
Health & Rehabilitation 5.34%
 Floater, 07/13/99 (a) ......... $ 2,000,000   $ 1,981,390
                                               -------------
CREDIT SENSITIVE
BANKS (3.1%)
Citicorp 5.0% Floater,
 01/30/98 (a) ..................   4,000,000     3,965,000
                                               -------------
FINANCIAL SERVICES (5.9%)
Lehman Brothers Holding, Inc.
 Zero Coupon Medium Term Note,
 02/10/96 ......................   4,000,000     3,830,000
Navistar Finance 6.4% Series
 94-B, 01/15/20 ................   3,806,416     3,720,772
                                               -------------
                                                 7,550,772
                                               -------------
MORTGAGE RELATED (40.5%)
Federal Home Loan Mortgage
 Corp.: 8.0%, 06/01/02 .........   5,199,567     5,149,196
 7.0% Series 1468-N (PAC
 Interest Only), 12/15/15  .....  13,306,152     1,605,055
Federal National Mortgage
 Association: Zero Coupon,
 10/09/19 ......................  25,400,000     3,397,250
 6.5% (PAC Interest Only),
 09/25/08 ......................  26,523,487     3,821,040
Government National Mortgage
 Association:
 7.0%, 09/15/23  ...............   9,546,685     8,562,183
 7.5%, 11/15/23  ...............   8,213,761     7,615,701
 8.0%, 10/15/23  ...............   4,563,568     4,361,060
 7.5%, 02/15/24  ...............   9,681,266     8,976,354
 9.0%, 09/15/24  ...............   8,124,189     8,195,276
                                               -------------
                                                51,683,115
                                               -------------
FOREIGN GOVERNMENT (3.2%)
Republic of Colombia 7.25%,
 02/23/04  .....................   5,000,000     4,118,750
                                               -------------




                                     PRINCIPAL        VALUE
                                      AMOUNT        (NOTE 1)
                                  -------------  -------------
LONG-TERM DEBT SECURITIES (Continued):
U.S. GOVERNMENT (10.1%)
U.S. Treasury:
 8.125% Bond, 08/15/19 ......... $ 3,000,000   $ 3,037,500
 6.25% Bond, 08/15/23 ..........   5,000,000     4,060,935
 7.5% Bond, 11/15/24 ...........   5,900,000     5,640,028
                                               -------------
                                                12,738,463
                                               -------------
 TOTAL CREDIT SENSITIVE (62.8%)                 80,056,100
                                               -------------
TECHNOLOGY
TELECOMMUNICATIONS (2.7%)
TKR Cable, Inc. 10.5% Note,
 10/30/07  .....................   3,500,000     3,579,484
                                               -------------
TOTAL LONG-TERM DEBT SECURITIES (67.1%)
 (Amortized Cost $91,794,232) ..                85,616,974
                                               -------------
SHORT-TERM DEBT SECURITIES:
U.S. GOVERNMENT
Federal Home Loan Bank: 5.75%,
 due 01/03/95  .................   8,380,000     8,375,985
 5.65%, due 01/05/95  ..........  12,800,000    12,789,954
 5.75%, due 01/10/95  ..........   4,530,000     4,522,765
 5.84%, due 01/10/95  ..........   3,850,000     3,843,754
 5.8%, due 01/25/95  ...........     910,000       906,335
Federal Home Loan Mortgage
 Corp. 5.85%, due 01/05/95  ....   5,800,000     5,795,288
Federal National Mortgage
 Association 5.85%, due
 01/04/95  .....................   1,700,000     1,698,895
Student Loan Marketing
 Association 5.85%, due
 01/06/95  .....................   3,000,000     2,997,075
                                               -------------
TOTAL U.S. GOVERNMENT (32.1%)  .                40,930,051
                                               -------------
TOTAL SHORT-TERM DEBT SECURITIES (32.1%)
 (Amortized Cost $40,930,051) ..                 40,930,051
                                               -------------
TOTAL INVESTMENTS (99.2%)
 (Amortized Cost $132,724,283)                  126,547,025
CASH AND RECEIVABLES LESS
 LIABILITIES (0.8%)  ...........                  1,028,444
                                               -------------
NET ASSETS (100.0%) ............               $127,575,469
                                               =============

---------------
  (a) Interest rate shown on floating rate securities represents the rate at December 31, 1994.

                      See Notes to Financial Statements.

THE HUDSON RIVER TRUST
HIGH YIELD PORTFOLIO
PORTFOLIO OF INVESTMENTS
December 31, 1994

                                   NUMBER OF      VALUE
                                    SHARES       (NOTE 1)
                                 -----------  ------------
COMMON STOCKS:
BUSINESS SERVICES (0.0%)
ENVIRONMENTAL CONTROL
ICF Kaiser International, Inc--
 Warrants* ..................... 4,800        $  6,000
                                              ------------
PRINTING, PUBLISHING &
 BROADCASTING (0.0%)
General Media, Inc.--Warrants*   1,750         26,250
                                              ------------
 TOTAL BUSINESS SERVICES (0.0%)                32,250
                                              ------------
CONSUMER CYCLICALS (0.1%)
APPAREL, TEXTILE
Avi Holdings, Inc.--Warrants*  . 1,000         45,000
                                              ------------
TOTAL COMMON STOCKS (0.1%)
 (Cost $17) ....................               77,250
                                              ------------
                                    PRINCIPAL
                                      AMOUNT
                                  ------------
LONG-TERM DEBT SECURITIES:
BASIC MATERIALS
CHEMICALS (7.5%)
Applied Extrusion 11.5%,
 04/01/02 ....................... $1,000,000       990,000
Buckeye Cellulose 10.25%,
 05/15/01 .......................  1,000,000       935,000
G-I Holdings Zero Coupon Sr.
 Disc. Note, 10/01/98 ...........  2,000,000     1,235,000
Rexene Corp. 11.75%, 12/01/04  ..  1,000,000     1,025,000
Trans Resources, Inc. 11.875%
 Series B Sr. Sub. Note,
 07/01/02 .......................  1,500,000     1,365,000
                                                ------------
                                                 5,550,000
                                                ------------
METALS & MINING (6.6%)
Acme Metals 12.5%, 08/01/02  ....  1,500,000     1,440,000
Kaiser Aluminum 12.75%, 02/01/03   2,000,000     2,015,000
Renco Metals, Inc. 12.0%,
 07/15/00 .......................  1,500,000     1,426,875
                                                ------------

                                                 4,881,875
                                                ------------
PAPER (8.2%)
Domtar, Inc. 12.0%, 04/15/01  ...  1,300,000     1,352,000
Indah Kiat International Finance
 11.875%, 06/15/02 ..............  1,500,000     1,455,000
Stone Container Corp. 9.875%,
 02/01/01 .......................  1,500,000     1,410,000
Sweetheart Cup 10.5%, 09/01/03  .  1,000,000       920,000
Williamhouse Regency of
 Delaware, Inc. 11.5%, 06/15/05    1,000,000       920,000
                                                ------------
                                                 6,057,000
                                                ------------
 TOTAL BASIC MATERIALS (22.3%)  .               16,488,875
                                                ------------
BUSINESS SERVICES
ENVIRONMENTAL CONTROL (1.2%)
ICF Kaiser International, Inc.
 12.0% Note, 12/31/03 ...........  1,000,000       860,000
                                                ------------
PRINTING, PUBLISHING &
 BROADCASTING (7.5%)
American Media Operation
 11.625%, 11/15/04 ..............  1,500,000     1,537,500
General Media, Inc. 10.625%
 Note, 12/31/00 .................  1,750,000     1,645,000





                                     PRINCIPAL        VALUE
                                      AMOUNT        (NOTE 1)
                                  -------------  -------------
LONG-TERM DEBT SECURITIES
 (CONTINUED):
United States Banknote Corp.
 10.375% Sr. Note, 06/01/02  ..... $1,000,000    $  850,000
Young Broadcasting 11.75%,
 11/15/04 ........................  1,500,000     1,515,000
                                                 ------------
                                                  5,547,500
                                                 ------------
 TOTAL BUSINESS SERVICES (8.7%)  .                6,407,500
                                                 ------------
CAPITAL GOODS
AEROSPACE (2.0%)
Rohr, Inc. 11.625%, 05/15/03  ....  1,500,000     1,492,500
                                                 ------------
BUILDING & CONSTRUCTION (2.7%)
American Standard Corp. 10.875%
 Sr. Note, 05/15/99 ..............  1,000,000     1,012,500
Standard Pacific Corp. 10.5%,
 03/01/00 ........................  1,000,000       980,000
                                                 ------------
                                                  1,992,500
                                                 ------------
MACHINERY (2.6%)
Specialty Equipment 11.375%,
 12/01/03 ........................  2,000,000     1,940,000
                                                 ------------
 TOTAL CAPITAL GOODS (7.3%)  .....                5,425,000
                                                 ------------
CONSUMER CYCLICALS
APPAREL, TEXTILE (4.2%)
Apparel Ventures, Inc. 12.25%,
 12/31/00+ .......................  1,000,000       895,000
CMI Industries 9.5%, 10/01/03  ...  1,500,000     1,245,000
Hosiery Corp. of America 13.75%,
 08/01/02+(a) ....................  1,000,000       967,500
                                                 ------------
                                                  3,107,500
                                                 ------------
HOUSEHOLD FURNITURE, APPLIANCES (1.2%)
Cort Furniture 12.0%, 09/01/00  ..  1,000,000       920,000
                                                 ------------
RETAIL--GENERAL (2.1%)
FTD Acquisition 14.0%, 12/15/01+    1,500,000     1,500,000
                                                 ------------
 TOTAL CONSUMER CYCLICALS (7.5%)                  5,527,500
                                                 ------------
CONSUMER NONCYCLICALS
CONTAINERS (6.0%)
Calmar Spray Systems 14.0%,
 02/15/99 ........................  2,000,000     1,990,000
Container Corp. 11.25%, 05/01/04    1,500,000     1,537,500
Seminole Kraft Corp. 13.5% Sub.
 Note, 10/15/96 ..................    300,000       300,000
Silgan Corp. 11.75% Deb.,
 06/15/02 ........................    600,000       621,000
                                                 ------------
                                                  4,448,500
                                                 ------------
HOSPITAL SUPPLIES & SERVICES (2.0%)
Thermoscan 11.5% Floating Rate,
 08/15/01+ (a)(c) ................  1,500,000     1,470,000

THE HUDSON RIVER TRUST
HIGH YIELD PORTFOLIO
PORTFOLIO OF INVESTMENTS (Concluded)
December 31, 1994

                                     PRINCIPAL        VALUE
                                      AMOUNT        (NOTE 1)
                                  -------------  -------------
LONG-TERM DEBT SECURITIES (CONTINUED):
RETAIL--FOOD (4.7%)
Food for Less 10.45% Sr.
 Unsecured Note, 04/15/00 ........ $1,500,000    $ 1,470,000
Grand Union Co. 12.25%,
 07/15/02** ......................  3,000,000      1,185,000
Pueblo Xtra International, Inc.
 9.5%, 08/01/03 ..................  1,000,000        840,000
                                                 -----------
                                                   3,495,000
                                                 -----------
SOAPS & TOILETRIES (1.3%)
Renaissance Cosmetics 13.75%,
 08/15/01 (a)+ ...................  1,000,000        955,000
                                                 -----------
 TOTAL CONSUMER NONCYCLICALS (14.0%)              10,368,500
                                                 -----------
CREDIT SENSITIVE
BANKS (2.0%)
Dime Bancorp 10.5%, 11/15/05  ....  1,500,000      1,485,000
                                                 -----------
FINANCIAL SERVICES (4.8%)
Keystone Group, Inc. 9.75%,
 09/01/03 ........................  1,000,000        920,000
NL Industries 11.75%, 10/15/03  ..  1,500,000      1,509,375
Nextel Communications 9.75%,
 08/15/04 (b) ....................  3,000,000      1,080,000
                                                 -----------
                                                   3,509,375
                                                 -----------
FOREIGN GOVERNMENT (7.1%)
Republic of Argentina 4.25%
 Floating Rate, 03/31/23 (c)  ....  3,000,000      1,271,250
Republic of Brazil 5.25% Floating
 Rate, 04/15/12 (c) ..............  2,540,000      1,527,175
Kingdom of Morocco 4.312%
 Floating Rate Participating
 Loan, 01/01/09 (c) ..............  3,700,000      2,448,938
                                                 -----------
                                                   5,247,363
                                                 -----------
UTILITY--ELECTRIC (2.0%)
Texas New Mexico Power Co.
 10.75%, 09/15/03 ................  1,500,000      1,477,500
                                                 -----------
UTILITY--GAS (3.1%)
Midland Cogeneration Venture
 11.75% Series A Deb., 07/23/05  .  2,500,000      2,283,575
                                                 -----------
 TOTAL CREDIT SENSITIVE (19.0%)  .                14,002,813
                                                 -----------





                                     PRINCIPAL        VALUE
                                      AMOUNT        (NOTE 1)
                                  -------------  -------------
LONG-TERM DEBT SECURITIES (CONTINUED):
ENERGY
COAL & GAS PIPELINES (1.8%)
Mesa Capital Corp. 12.75%,
 06/30/98 (b) .................... $1,500,000    $ 1,293,750
                                                 -----------
OIL--DOMESTIC (2.0%)
Flores & Rucks 13.5%, 12/01/04  ..  1,500,000      1,511,250
                                                 -----------
 TOTAL ENERGY (3.8%) .............                 2,805,000
                                                 -----------
TECHNOLOGY
ELECTRONICS (1.9%)
Panamsat L.P. 9.75% Sr. Secured
 Notes, 08/01/00 .................  1,500,000      1,413,750
                                                 -----------
TELECOMMUNICATIONS (4.7%)
Centennial Cellular 8.875%,
 11/01/01 ........................  1,000,000        890,000
Mobile Telecommunications 13.5%,
 12/15/02 ........................  1,500,000      1,520,625
USA Mobile Communications 14.0%,
 11/01/04 ........................  1,000,000      1,022,500
                                                 -----------
                                                   3,433,125
                                                 -----------
 TOTAL TECHNOLOGY (6.6%) .........                 4,846,875
                                                 -----------
DIVERSIFIED (2.0%)
MISCELLANEOUS
Dade International, Inc. 13.0%,
 02/01/05+ .......................  1,500,000      1,503,750
                                                 -----------
TOTAL LONG-TERM DEBT SECURITIES (91.2%)
 (Amortized Cost $71,465,993)  ...                67,375,813
                                                 -----------
SHORT-TERM DEBT SECURITIES:
U.S. GOVERNMENT (7.4%)
Federal Home Loan Bank 5.75%, Due
 01/03/95 ........................ 5,460,000       5,457,384
                                                 -----------
TOTAL SHORT-TERM DEBT SECURITIES (7.4%)
 (Amortized Cost $5,457,384)  ....                 5,457,384
                                                 -----------
TOTAL INVESTMENTS (98.7%) (Cost/Amortized Cost
 $76,923,394)                                     72,910,447
CASH AND RECEIVABLES LESS
 LIABILITIES (1.3%) ..............                   984,182
                                                 -----------
NET ASSETS (100.0%) ..............               $73,894,629
                                                 ===========

---------------
  * Non-income producing.

 ** Non-income producing--issuer filed for protection under the Federal
    Bankruptcy Code.

  + Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may only be resold to qualified institutional buyers.

(a) Consists of more than one class of securities traded together as a unit; generally bonds with attached stocks or warrants.

(b) Debt security initially issued in zero coupon form which converts to coupon form at a specific rate and date.

(c) Interest rate shown on floating rate securities represents the rate at December 31, 1994.

                      See Notes to Financial Statements.

THE HUDSON RIVER TRUST
BALANCED PORTFOLIO
PORTFOLIO OF INVESTMENTS
December 31, 1994

                                   NUMBER OF        VALUE
                                    SHARES        (NOTE 1)
                                 -----------  ---------------
COMMON STOCKS:
BASIC MATERIALS
METALS & MINING (1.6%)
American Barrick Resources
 Corp. .........................   578,700    $12,876,075
Wolverine Tube, Inc. * .........   326,400      7,752,000
                                              ---------------
 TOTAL BASIC MATERIALS (1.6%)  .               20,628,075
                                              ---------------
BUSINESS SERVICES
ENVIRONMENTAL CONTROL (2.0%)
Air & Water Technologies Corp.
 (Class A)* ....................   379,000      2,274,000
Thermo Instrument Systems, Inc.
 * .............................   751,300     23,853,775
                                              ---------------
                                               26,127,775
                                              ---------------
PRINTING, PUBLISHING & BROADCASTING (2.1%)
Clear Channel Communications,
 Inc. * ........................   283,800     14,402,850
Infinity Broadcasting Corp.
 (Class A)* ....................   450,000     14,175,000
                                              ---------------
                                               28,577,850
                                              ---------------
PROFESSIONAL SERVICES (0.7%)
Loewen Group, Inc. .............   331,000      8,771,500
                                              ---------------
 TOTAL BUSINESS SERVICES (4.8%)                63,477,125
                                              ---------------
CAPITAL GOODS
MACHINERY (1.2%)
Deere & Co. ....................   130,000      8,612,500
Solectron Corp.* ...............   291,500      8,016,250
                                              ---------------
 TOTAL CAPITAL GOODS (1.2%)  ...               16,628,750
                                              ---------------
CONSUMER CYCLICALS
AUTOS & TRUCKS (1.4%)
Ek Chor China Motorcycle Co.  ..   314,100      4,279,612
Paccar, Inc. ...................   323,900     14,332,575
                                              ---------------
                                               18,612,187
                                              ---------------
FOOD SERVICES, LODGING (3.5%)
Brinker International, Inc. *  .   866,400     15,703,500
Luby's Cafeterias, Inc. ........   564,200     12,623,975
Outback Steakhouse, Inc. *  ....   268,000      6,298,000
Spaghetti Warehouse, Inc.*++  ..   348,500      1,698,938
Taco Cabana (Class A)*++  ...... 1,087,450      9,922,981
                                              ---------------
                                               46,247,394
                                              ---------------
HOUSEHOLD FURNITURE, APPLIANCES (2.4%)
Heilig Meyers Co. ..............   619,000     15,629,750
Leggett & Platt, Inc. ..........   454,400     15,904,000
                                              ---------------
                                               31,533,750
                                              ---------------
LEISURE RELATED (4.7%)
Aldila*++ ......................   901,700     10,369,550
Callaway Golf Company ..........   228,000      7,552,500
Coastcast Corp.* ...............   432,600      5,083,050
Cobra Golf, Inc. * .............   147,000      5,255,250
Coleman Co., Inc. * ............   377,400     13,256,175
Gaylord Entertainment Co.
 (Class A) .....................   909,600     20,693,400
                                              ---------------
                                               62,209,925
                                              ---------------
RETAIL--GENERAL (2.3%)
Eckerd Corp.* ..................   272,000      8,126,000
May Department Stores Co.  .....   271,300      9,156,375







                                   NUMBER OF        VALUE
                                    SHARES        (NOTE 1)
                                 -----------  ---------------
COMMON STOCKS (Continued):
Walgreen Co. ...................   320,000    $14,000,000
                                              ---------------
                                               31,282,375
                                              ---------------
COMMON STOCKS :
 TOTAL CONSUMER CYCLICALS (14.3%)             189,885,631
                                              ---------------
CONSUMER NONCYCLICALS
BEVERAGES (0.1%)
Celestial Seasonings, Inc. *  ..    50,000        731,250
                                              ---------------
FOODS (2.3%)
McCormick & Co. ................   622,000     11,351,500
Wrigley (Wm.), Jr. Co. .........   388,700     19,192,062
                                              ---------------
                                               30,543,562
                                              ---------------
CONTAINERS (0.6%)
Bemis, Inc. ....................   328,000      7,872,000
                                              ---------------
DRUGS (3.2%)
Merck & Co., Inc. ..............   565,200     21,548,250
Mylan Laboratories, Inc.  ......   759,000     20,493,000
                                              ---------------
                                               42,041,250
                                              ---------------
HOSPITAL SUPPLIES & SERVICES (1.3%)
Surgical Care Affiliates, Inc.     864,000     17,496,000
                                              ---------------
RETAIL--FOOD (0.9%)
Sysco Corp. ....................   488,000     12,566,000
                                              ---------------
SOAPS & TOILETRIES (1.2%)
Clorox Co. .....................   113,000      6,652,875
Gillette Corp. .................   123,500      9,231,625
                                              ---------------
                                               15,884,500
                                              ---------------
 TOTAL CONSUMER NONCYCLICALS (9.6%)           127,134,562
                                              ---------------
CREDIT SENSITIVE
FINANCIAL SERVICES (1.2%)
Mercury Finance Co. ............ 1,204,000     15,652,000
                                              ---------------
INSURANCE (0.5%)
American International Group,
 Inc. ..........................    70,000      6,860,000
                                              ---------------
REAL ESTATE (1.1%)
Irvine Apartment Communities  ..    96,000      1,572,000
Oasis Residential, Inc. ........   552,000     13,524,000
                                              ---------------
                                               15,096,000
                                              ---------------
UTILITY--ELECTRIC (0.9%)
Duke Power Co. .................   170,000      6,481,250
Southern Co. ...................   250,000      5,000,000
                                              ---------------
                                               11,481,250
                                              ---------------
UTILITY--GAS (1.2%)
ENRON Corp. ....................   540,000     16,470,000
                                              ---------------
UTILITY--TELEPHONE (1.5%)
Telephone & Data Systems, Inc.     232,400     10,719,450
U.S. West, Inc. ................   251,000      8,941,875
                                              ---------------
                                               19,661,325
                                              ---------------
 TOTAL CREDIT SENSITIVE (6.4%)                 85,220,575
                                              ---------------
ENERGY
COAL & GAS PIPELINES (1.2%)
Questar Corp. ..................   603,800     16,604,500
                                              ---------------
OIL--DOMESTIC (3.4%)
Anadarko Petroleum Corp.  ......   379,400     14,606,900

THE HUDSON RIVER TRUST
BALANCED PORTFOLIO
PORTFOLIO OF INVESTMENTS
December 31, 1994

                                   NUMBER OF        VALUE
                                    SHARES        (NOTE 1)
                                 -----------  ---------------
COMMON STOCKS (Continued):
Apache Corp. ...................   210,000    $  5,250,000
Enron Oil and Gas Co. ..........   229,900       4,310,625
Phillips Petroleum Co. .........   401,000      13,132,750
Valero Energy Corp. ............   475,500       8,024,062
                                              ---------------
                                                45,324,337
                                              ---------------
OIL--INTERNATIONAL (0.7%)
YPF Sociedad Anonima (ADR)  ....   405,300       8,663,288
                                              ---------------
OIL--SUPPLIES & CONSTRUCTION (2.4%)
Seitel, Inc. * .................   279,000       5,998,500
Smith International, Inc. *  ...   605,000       7,562,500
Tidewater, Inc. ................   439,000       8,121,500
Western Atlas, Inc. * ..........   276,000      10,384,500
                                              ---------------
                                                32,067,000
                                              ---------------
RAILROADS (3.0%)
Illinois Central Corp. ......... 1,311,900      40,340,925
                                              ---------------
 TOTAL ENERGY (10.7%) ..........               143,000,050
                                              ---------------
TECHNOLOGY
ELECTRONICS (3.5%)
Sensormatic Electronics Corp.  . 1,187,450      42,748,200
Sun Television and Appliances  .   475,200       3,979,800
                                              ---------------
                                                46,728,000
                                              ---------------
TELECOMMUNICATIONS (2.0%)
AirTouch Communications, Inc.*     429,000      12,494,625
Vodafone Group PLC (ADR)  ......   420,500      14,139,313
                                              ---------------
                                                26,633,938
                                              ---------------
 TOTAL TECHNOLOGY (5.5%)  ......                73,361,938
                                              ---------------
TOTAL COMMON STOCKS (54.1%)
 (Cost $732,328,995) ...........               719,336,706
                                              ---------------
                                   PRINCIPAL
                                     AMOUNT
                                --------------
LONG-TERM DEBT SECURITIES:
CREDIT SENSITIVE (13.0%)
U.S. GOVERNMENT
U.S. Treasury  6.25% Bond,
08/15/23 ...................... $212,720,000    172,768,419
                                                --------------
ENERGY (0.2%)
COAL & GAS PIPELINES
California Energy Co., Inc.
 5.0% Conv. Sub. Deb.,
 07/31/00 .....................    3,680,000      3,109,600
                                                --------------
TECHNOLOGY (1.7%)
ELECTRONICS
General Instrument Corp.  5.0%
Conv., 06/15/00 ...............   16,360,000     21,881,500
                                                --------------
TOTAL LONG-TERM DEBT SECURITIES (14.9%)
 (Amortized Cost $208,686,626)                  197,759,519
                                                --------------
SHORT-TERM DEBT SECURITIES:
COMMERCIAL PAPER (28.7%)
AGA Capital Corp:
 5.95%, due 01/13/95 ..........    4,700,000      4,689,902
 6.07%, due 01/13/95 ..........   12,700,000     12,672,162
Alamo Funding L.P.
 6.05%, due 01/20/95 ..........    5,000,000      4,983,195





                                     PRINCIPAL        VALUE
                                      AMOUNT        (NOTE 1)
                                  -------------  -------------
SHORT-TERM DEBT SECURITIES
 (CONTINUED):
Allomon Funding Corp:
 5.9%, due 01/27/95 ............ $11,247,000    $ 11,197,232
 6.1%, due 01/23/95 ............  11,000,000      10,957,131
ASCC Commercial Paper
 6.12%, due 02/08/95 ...........  15,000,000      14,900,550
Barton Capital Corp.  6.08%,
due 01/05/95 ...................  15,000,000      14,987,332
Communications Satellite Corp.
 5.9%, due 01/31/95 ............  14,900,000      14,824,300
Copley Financing Corp.  6.05%,
due 01/24/95 ...................  10,000,000       9,959,667
Walt Disney Co.  5.75%, due
01/03/95 .......................   3,928,000       3,926,118
Equipment Funding, Inc:
 6.05%, due 01/09/95 ...........   6,628,000       6,617,975
 6.125%, due 02/07/95 ..........  14,000,000      13,909,486
ESC Securitization, Inc.  6.3%,
due 03/15/95 ...................  15,000,000      14,811,917
Ford Motor Credit Co.  5.85%,
due 01/11/95 ...................  25,000,000      24,955,312
General Electric Capital Corp.
 6.1%, due 02/28/95 ............  15,000,000      14,850,042
Goldman Sachs & Co.  6.0%, due
02/02/95 .......................  18,000,000      17,901,000
International Lease Finance Corp.
 6.13%, due 02/07/95 ...........  10,000,000       9,935,295
Merrill Lynch & Co., Inc.
 6.05%, due 01/23/95 ...........  10,000,000       9,961,347
 6.05%, due 01/25/95 ...........   6,700,000       6,671,851
Morgan Stanley Group, Inc.
 5.92%, due 01/12/95 ...........  18,300,000      18,263,887
October Corp:
 6.0%, due 01/13/95 ............  11,200,000      11,175,733
 6.1%, due 01/27/95 ............   7,961,000       7,924,578
PHH Group, Inc.  6.05%, due
01/18/95 .......................  11,500,000      11,465,213
Preferred Receivables Funding
 6.12%, due 02/14/95 ...........  10,000,000       9,923,500
Premium Funding:
 6.0%, due 01/10/95 ............  12,188,000      12,167,687
 6.1%, due 01/19/95 ............  10,054,000      10,021,632
Progress Receivables Funding
 6.08%, due 01/20/95 ...........   6,750,000       6,727,200
Sheffield Receivables Corp:
 6.05%, due 01/18/95 ...........  15,000,000      14,954,625
 6.07%, due 02/21/95 ...........  11,300,000      11,200,924
Sumitomo Corp. of America
 6.3%, due 03/28/95 ............   7,000,000       6,895,963
Three River Funding  6.1%, due
01/20/95 .......................   8,470,000       8,441,296
Weyerhaueser Mortgage Co.
 6.0%, due 01/17/95 ............   5,000,000       4,985,833
Working Capital Management Corp.
 6.12%, due 01/13/95 ...........  15,000,000      14,966,850
Younkers Funding Corp.  6.05%,
due 01/25/95 ...................  10,000,000       9,957,986
                                                -------------
 TOTAL COMMERCIAL PAPER (28.7%)                  381,784,721
                                                -------------

THE HUDSON RIVER TRUST
BALANCED PORTFOLIO
PORTFOLIO OF INVESTMENTS (Concluded)
December 31, 1994

                                   PRINCIPAL         VALUE
                                    AMOUNT         (NOTE 1)
                                -------------  ---------------
SHORT-TERM DEBT SECURITIES  (Continued):
TIME DEPOSITS (1.3%)
Industrial Bank of Japan--N.Y.
 5.875%, due 01/03/95 ......... $18,288,000    $   18,288,000
                                               ---------------
TOTAL SHORT-TERM DEBT SECURITIES (30.0%)
 (Amortized Cost $400,064,017)                    400,072,721
                                               ---------------
TOTAL INVESTMENTS (99.0%)  (Cost/Amortized
Cost $1,341,079,638)                            1,317,168,946
CASH AND RECEIVABLES  LESS
LIABILITIES (1.0%) ............                    12,650,666
                                               ---------------
NET ASSETS (100.0%) ...........                $1,329,819,612
                                               ===============
---------------
  * Non-income producing.
 ++ Affiliated company as defined under the Investment Company Act of 1940
    (see Note 5).

                      See Notes to Financial Statements.

THE HUDSON RIVER TRUST
GROWTH AND INCOME PORTFOLIO
PORTFOLIO OF INVESTMENTS
December 31, 1994

                                   NUMBER OF        VALUE
                                    SHARES        (NOTE 1)
                                 -----------  ---------------
COMMON STOCKS:
BASIC MATERIALS
CHEMICALS (3.3%)
Avery Dennison Corp. ........... 10,000       $  355,000
Dow Chemical Co. ...............  5,000          336,250
Union Carbide Corp. ............ 12,000          352,500
                                              ----------
                                               1,043,750
                                              ----------
PAPER (2.9%)
Kimberly Clark Corp. ...........  4,000          202,000
Union Camp Corp. ............... 15,000          706,875
                                              ----------
                                                 908,875
                                              ----------
 TOTAL BASIC MATERIALS (6.2%)  .               1,952,625
                                              ----------
BUSINESS SERVICES (0.7%)
PROFESSIONAL SERVICES
GATX Corp. .....................  5,000          220,000
                                              ----------
CAPITAL GOODS
AEROSPACE (1.3%)
Northrop Grumman Corp. ......... 10,000          420,000
                                              ----------
ELECTRICAL EQUIPMENT (3.3%)
General Electric Co. ........... 10,000          510,000
Thomas & Betts Corp. ...........  8,000          537,000
                                              ----------
                                               1,047,000
                                              ----------
 TOTAL CAPITAL GOODS (4.6%)  ...               1,467,000
                                              ----------
CONSUMER CYCLICALS
AUTO RELATED (0.8%)
Dana Corp. .....................  4,000           93,500
Echlin, Inc. ...................  5,000          150,000
                                              ----------
                                                 243,500
                                              ----------
RETAIL--GENERAL (0.4%)
Penney (J.C.), Inc. ............  3,000          133,875
                                              ----------
 TOTAL CONSUMER CYCLICALS (1.2%)                 377,375
                                              ----------
CONSUMER NONCYCLICALS
DRUGS (0.5%)
Schering Plough Corp. ..........  2,000          148,000
                                              ----------
HOSPITAL SUPPLIES & SERVICES (0.9%)
Baxter International, Inc.  .... 10,000          282,500
                                              ----------
SOAPS & TOILETRIES (1.9%)
Clorox Co. ..................... 10,000          588,750
                                              ----------
TOBACCO (4.0%)
Philip Morris Cos., Inc.  ...... 10,000          575,000
UST, Inc. ...................... 25,000          693,750
                                              ----------
                                               1,268,750
                                              ----------
 TOTAL CONSUMER NONCYCLICALS (7.3%)            2,288,000
                                              ----------
CREDIT SENSITIVE
BANKS (3.2%)
Bank of New York Co. ........... 25,000          725,000
Boatmen's Bancshares, Inc.  .... 10,000          271,250
                                              ----------
                                                 996,250
                                              ----------
FINANCIAL SERVICES (2.5%)
American Express Co. ........... 10,000          295,000
Beneficial Corp. ............... 10,000          390,000
MBNA Corp. .....................  5,000          116,875
                                              ----------
                                                 801,875





                                   NUMBER OF        VALUE
                                    SHARES        (NOTE 1)
                                 -----------  ---------------
COMMON STOCKS (Continued):
INSURANCE (2.3%)
Jefferson Pilot Corp. ..........  5,000       $   259,375
Saint Paul Cos., Inc. .......... 10,000           447,500
                                              -----------
                                                  706,875
                                              -----------
UTILITY--ELECTRIC (4.0%)
Duke Power Co. ................. 15,000           571,875
Portland General Corp. ......... 15,000           288,750
Teco Energy Incorporated  ...... 20,000           402,500
                                              -----------
                                                1,263,125
                                              -----------
UTILITY--TELEPHONE (2.7%)
Alltel Corp. ...................  6,000           180,750
Ameritech Corp. ................  8,000           323,000
Rochester Telephone Corp.  .....  6,000           126,750
Sprint Corp. ...................  8,000           221,000
                                              -----------
                                                  851,500
                                              -----------
 TOTAL CREDIT SENSITIVE (14.7%)                 4,619,625
                                              -----------
ENERGY
COAL & GAS PIPELINES (1.5%)
MCN Corp. ...................... 10,000           181,250
Sonat, Inc. .................... 10,000           280,000
                                              -----------
                                                  461,250
                                              -----------
OIL--DOMESTIC (2.1%)
Phillips Petroleum Co. ......... 20,000           655,000
                                              -----------
OIL--INTERNATIONAL (2.1%)
Mobil Corp. ....................  8,000           674,000
                                              -----------
OIL--SUPPLIES & CONSTRUCTION (1.0%)
Halliburton Co. ................ 10,000           331,250
                                              -----------
 TOTAL ENERGY (6.7%) ...........                2,121,500
                                              -----------
TECHNOLOGY
OFFICE EQUIPMENT (1.0%)
Diebold, Inc. ..................  3,000           123,375
Xerox Corp. ....................  2,000           198,000
                                              -----------
 TOTAL TECHNOLOGY (1.0%)  ......                  321,375
                                              -----------
DIVERSIFIED (1.4%)
MISCELLANEOUS
Minnesota Mining &
 Manufacturing Co. .............  8,000           427,000
                                              -----------
TOTAL COMMON STOCKS (43.8%)
 (Cost $14,091,558) ............               13,794,500
                                              -----------
PREFERRED STOCKS:
BASIC MATERIALS
PAPER (0.4%)
Bowater, Inc.
 7.0% Conv. Series B ...........  4,500           109,125
                                              -----------
STEEL (0.6%)
Bethlehem Steel Corp. $3.50
 Conv.+ ........................  2,600           128,700
WHX Corp. Series A Conv.  ......  1,300            61,750
                                              -----------
                                                  190,450
                                              -----------
 TOTAL BASIC MATERIALS (1.0%)  .                  299,575
                                              -----------

THE HUDSON RIVER TRUST
GROWTH AND INCOME PORTFOLIO
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 1994


                                   NUMBER OF        VALUE
                                    SHARES        (NOTE 1)
                                 -----------  ---------------
PREFERRED STOCKS (Continued):
BUSINESS SERVICES (0.5%)
PRINTING, PUBLISHING &
 BROADCASTING
LCI International $5.00 Conv.  .    4,800     $  172,800
                                              -----------
CONSUMER NONCYCLICALS
DRUGS (0.1%)
Gensia Pharmaceuticals, Inc.
 $3.75 Conv.+ ..................    1,800         21,375
                                              -----------
RETAIL--FOOD (0.6%)
Best Buy Capital L.P. 6.5%
 Conv. .........................    4,400        188,650
                                              -----------
 TOTAL CONSUMER NONCYCLICALS (0.7%)              210,025
                                              -----------
CREDIT SENSITIVE
BANKS (0.5%)
Citicorp $5.375 Conv. ..........    1,300        148,362
                                              -----------
FINANCIAL SERVICES (0.3%)
First USA $6.25 Conv. ..........    3,400        110,925
                                              -----------
 TOTAL CREDIT SENSITIVE (0.8%)                   259,287
                                              -----------
ENERGY
OIL--DOMESTIC (0.1%)
Snyder Oil Corp. $4.00 Conv.  ..      300         24,638
                                              -----------
OIL--SUPPLIES & CONSTRUCTION (0.9%)
Noble Drilling $2.25 Conv.  ....    2,400         78,600
Offshore Pipeline, Inc. $2.25
 Conv. .........................    4,100        200,900
                                              -----------
                                                 279,500
                                              -----------
 TOTAL ENERGY (1.0%) ...........                 304,138
                                              -----------
TECHNOLOGY
OFFICE EQUIPMENT (0.7%)
Dell Computer Corp. 7.0% Conv.+     1,300        223,600
                                              -----------
ELECTRONICS (0.6%)
National Semiconductor Corp.
 $3.25 Conv. ...................    2,800        203,000
                                              -----------
 TOTAL TECHNOLOGY (1.3%)  ......                 426,600
                                              -----------
TOTAL PREFERRED STOCKS (5.3%)
 (Cost $1,730,941) .............               1,672,425
                                              -----------
                                 PRINCIPAL
                                  AMOUNT
                                 -----------
LONG-TERM DEBT SECURITIES:
BASIC MATERIALS (0.6%)
PAPER
Stone Container Corp. 8.875%
 Conv. Sub. Deb., 07/15/00  .... $105,000        176,794
                                              -----------
BUSINESS SERVICES
ENVIRONMENTAL CONTROL (0.5%)
Thermo Electron Corp. 4.625%
 Conv. Sub. Deb., 08/01/97+  ...  100,000        142,875
                                              -----------





                                     PRINCIPAL        VALUE
                                      AMOUNT        (NOTE 1)
                                  -------------  -------------
LONG-TERM DEBT SECURITIES  (CONTINUED):
PROFESSIONAL SERVICES (0.6%)  ...
First Financial Management Corp.
 5.0% Conv., 12/15/99 ........... $185,000      $193,556
                                                -----------
 TOTAL BUSINESS SERVICES (1.1%)                  336,431
                                                -----------
CAPITAL GOODS
MACHINERY (1.2%)
Solectron Corp. Zero Coupon
 Conv. Sub. Note, 05/05/12  ..... 360,000         206,550
Titan Wheel International 4.75%
 Conv., 12/01/00 ................ 160,000         173,600
                                                -----------
 TOTAL CAPITAL GOODS (1.2%)  ....                 380,150
                                                -----------
CONSUMER CYCLICALS
RETAIL--GENERAL (2.6%)
Home Depot, Inc. 4.5% Conv. Sub.
 Deb., 02/15/97 ................. 165,000         196,968
Lowes Companies, Inc. 3.0%
 Conv., 07/22/03 ................ 120,000         162,900
Office Depot, Inc. Zero Coupon
 Conv., 11/01/08 ................ 415,000         230,325
Sports & Recreation, Inc. 4.25%
 Conv., 11/01/00 ................ 220,000         238,150
                                                -----------
 TOTAL CONSUMER CYCLICALS (2.6%)                  828,343
                                                -----------
CONSUMER NONCYCLICALS
DRUGS (0.5%)
Chiron Corp. 1.9% Conv.,
 11/17/00+ ...................... 200,000         142,000
                                                -----------
HOSPITAL SUPPLIES & SERVICES (2.5%)
Integrated Health Services, Inc.
 5.75% Conv., 01/01/01 .......... 175,000         226,844
Pacific Physician Services 5.5%
 Conv., 12/15/03 ................  85,000          67,575
Phycor, Inc. 6.5% Conv.,
 01/15/03 .......................  85,000         171,275
Quantum Health Resources, Inc.
 4.75% Conv., 10/01/00 .......... 130,000         137,150
Sun Healthcare Group 6.0% Conv.,
 03/01/04 ....................... 155,000         191,425
                                                -----------
                                                  794,269
                                                -----------
RETAIL--FOOD (0.8%)
Kroger Co. 6.375% Jr. Sub. Conv.
 Note, 12/01/99 ................. 205,000         272,394
                                                -----------
 TOTAL CONSUMER NONCYCLICALS (3.8%)             1,208,663
                                                -----------
CREDIT SENSITIVE (0.6%)
BANKS
Bank of New York Co. 7.5% Conv.,
 08/15/01 ....................... 135,000         199,463
                                                -----------
ENERGY
OIL--DOMESTIC (0.5%)
Apache Corp. 6.0% Conv.,
 01/15/02+ ...................... 150,000         153,375
                                                -----------

                               56

THE HUDSON RIVER TRUST
GROWTH AND INCOME PORTFOLIO (Concluded)
PORTFOLIO OF INVESTMENTS
December 31, 1994

                                     PRINCIPAL        VALUE
                                      AMOUNT        (NOTE 1)
                                  -------------  -------------
LONG-TERM DEBT SECURITIES  (CONTINUED):
OIL--SUPPLIES & CONSTRUCTION (0.4%)
Amoco Canada 7.375% Conv. Sub.
 Deb., 09/01/13 ................. $  125,000    $   143,750
                                                -----------
 TOTAL ENERGY (0.9%) ............                   297,125
                                                -----------
TECHNOLOGY
ELECTRONICS (6.8%)
Arrow Electronics, Inc. 5.75%
 Conv., 10/15/02 ................    180,000        206,775
Cypress Semiconductor 3.15%
 Conv., 03/15/01+ ...............    225,000        208,125
EMC Corp: 4.25% Conv., 01/01/01      540,000        639,900
 6.25% Conv., 04/01/02 ..........      5,000         35,494
General Instrument Corp. 5.0%
 Conv., 06/15/00 ................    175,000        234,062
LSI Logic Corp. 5.5% Conv.,
 03/15/01+ ......................    160,000        280,000
Lam Research Corp. 6.0% Conv.
 Sub. Deb., 05/01/03 ............    205,000        319,800
Motorola, Inc. Zero Coupon
 Conv., 09/27/13 ................    320,000        220,800
                                                -----------
 TOTAL TECHNOLOGY (6.8%) ........                 2,144,956
                                                -----------
TOTAL LONG-TERM DEBT SECURITIES (17.6%)
 (Amortized Cost $5,456,403)  ...                 5,571,925
SHORT-TERM DEBT SECURITIES:
                                                -----------
U.S. GOVERNMENT
Federal Home Loan Bank: 5.75%,
 due 01/03/95 ................... $3,580,000    $ 3,578,285
 5.8%, due 01/25/95 .............  1,900,000      1,892,347
Federal Home Loan Mortgage Corp.
 5.85%, due 01/05/95 ............  4,000,000      3,996,750
Student Loan Marketing
 Association 5.85%, due 01/06/95   1,400,000      1,398,635
                                                -----------
 TOTAL U.S. GOVERNMENT (34.5%)                   10,866,017
                                                -----------
TOTAL SHORT-TERM DEBT SECURITIES (34.5%)
 (Amortized Cost $10,866,017)  ..                10,866,017
                                                -----------
TOTAL INVESTMENTS (101.2%) (Cost/Amortized
 Cost $32,144,919)                               31,904,867
CASH AND RECEIVABLES LESS
 LIABILITIES (-1.2%) ............                  (382,496)
                                                -----------
NET ASSETS (100.0%) .............               $31,522,371
                                                ===========

---------------
+ Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may only be resold to qualified institutional buyers.


                      See Notes to Financial Statements.

THE HUDSON RIVER TRUST
EQUITY INDEX PORTFOLIO
PORTFOLIO OF INVESTMENTS
December 31, 1994


                                   NUMBER OF        VALUE
                                    SHARES        (NOTE 1)
                                 -----------  ---------------
COMMON STOCKS:
BASIC MATERIALS
CHEMICALS (3.0%)
Air Products & Chemicals, Inc.  .. 1,200        $   53,550
Avery Dennison Corp. .............   600            21,300
Dow Chemical Co. ................. 3,000           201,750
Dupont (E.I.) de Nemours & Co.  .. 7,400           416,250
Eastman Chemical Company .........   900            45,450
Ecolab, Inc. .....................   700            14,700
FMC Corp.* .......................   400            23,100
Goodrich (B.F.) Co. ..............   300            13,013
Grace (W.R.) & Co. ............... 1,000            38,625
Hercules, Inc. ...................   400            46,150
Millipore Corp. ..................   300            14,513
Monsanto Co. ..................... 1,300            91,650
Nalco Chemical Co. ...............   700            23,450
Rohm & Haas Co. ..................   700            39,988
Union Carbide Corp. .............. 1,600            47,000
                                                ------------
                                                 1,090,489
                                                ------------
METALS & MINING (1.5%)
Alcan Aluminium Ltd. ............. 2,400            60,900
Aluminum Co. of America .......... 1,000            86,625
American Barrick Resources Corp.   3,700            82,325
Asarco, Inc. .....................   400            11,400
Cyprus Amax Minerals Co. ......... 1,000            26,125
Echo Bay Mines Ltd. .............. 1,100            11,688
Engelhard Corp. .................. 1,000            22,250
Homestake Mining Co. ............. 1,300            22,263
Inco Ltd. ........................ 1,200            34,350
Newmont Mining Corp. .............   948            34,128
Phelps Dodge Corp. ...............   700            43,313
Placer Dome, Inc. ................ 2,600            56,550
Reynolds Metals Co. ..............   700            34,300
Santa Fe Pacific Gold Corp.*  .... 1,320            16,995
                                                ------------
                                                   543,212
                                                ------------
PAPER (1.5%)
Champion International Corp.  .... 1,000            36,500
Federal Paper Board, Inc. ........   500            14,500
Georgia Pacific Corp. ............ 1,000            71,500
International Paper Co. .......... 1,400           105,525
James River Corp. of Virginia  ...   800            16,200
Kimberly Clark Corp. ............. 1,700            85,850
Mead Corp. .......................   600            29,175
Moore Corp. Ltd. ................. 1,000            18,875
Potlatch Corp. ...................   400            14,900
Scott Paper Co. ..................   800            55,300
Stone Container Corp.* ...........   800            13,800
Temple Inland, Inc. ..............   600            27,075
Union Camp Corp. .................   800            37,700
Westvaco Corp. ...................   700            27,475
                                                ------------
                                                   554,375
                                                ------------
CHEMICALS-SPECIALTY (0.3%)
Great Lakes Chemical Corp.  ......   800            45,600
Morton International, Inc.  ...... 1,600            45,600
Raychem Corp. ....................   500            17,813






                                   NUMBER OF        VALUE
                                    SHARES        (NOTE 1)
                                 -----------  ---------------
COMMON STOCKS (Continued):
Sigma Aldrich ....................   500        $   16,500
                                                ------------
                                                   125,513
                                                ------------
STEEL (0.4%)
Bethlehem Steel Corp.* ........... 1,200            21,600
Inland Steel Industries, Inc.*  ..   500            17,563
Nucor Corp. ...................... 1,000            55,500
USX--U.S. Steel ..................   800            28,400
Worthington Industries, Inc.  ....   900            18,000
                                                ------------
                                                   141,063
                                                ------------
 TOTAL BASIC MATERIALS (6.7%)  ...               2,454,652
                                                ------------
BUSINESS SERVICES
ENVIRONMENTAL CONTROL (0.6%)
Browning-Ferris Industries, Inc.   2,100           59,588
Johnson Controls, Inc. ...........   400           19,600
WMX Technologies, Inc. ........... 5,200          136,500
                                                ------------
                                                  215,688
                                                ------------
PRINTING, PUBLISHING &
 BROADCASTING (3.1%)
CBS, Inc. ........................   710           39,316
Capital Cities ABC, Inc. ......... 1,700          144,925
Comcast Corp. (Class A) .......... 2,600           40,788
Deluxe Corp. .....................   900           23,850
Donnelley (R.R.) & Sons Co.  ..... 1,600           47,200
Dow Jones & Co., Inc. ............ 1,000           31,000
Dun & Bradstreet Corp. ........... 1,800           99,000
Gannett Co. ...................... 1,500           79,875
John H. Harland Co. ..............   700           14,000
Jostens, Inc. ....................   800           14,900
King World Productions, Inc.*  ...   400           13,800
Knight-Ridder, Inc. ..............   600           30,300
McGraw-Hill, Inc. ................   500           33,438
New York Times Co. ............... 1,100           24,338
Tele-Communications, Inc. (Class
 A)* ............................. 6,100          132,675
Time Warner, Inc. ................ 4,100          144,013
Times Mirror Co. ................. 1,400           43,925
Tribune Co. ......................   700           38,325
Viacom, Inc. Class A* ............   200            8,325
Viacom, Inc. Class B* ............ 3,700          150,313
                                                ------------
                                                1,154,306
                                                ------------
PROFESSIONAL SERVICES (0.3%)
Block (H&R), Inc. ................ 1,100           40,838
Interpublic Group Cos., Inc.  ....   800           25,700
Safety Kleen Corp. ............... 1,000           14,750
Service Corp. International  ..... 1,000           27,750
                                                ------------
                                                  109,038
                                                ------------
TRUCKING, SHIPPING (0.3%)
Consolidated Freightways, Inc.  ..   800           17,900
Federal Express Corp.* ...........   600           36,150
Roadway Services, Inc. ...........   400           22,700
Ryder System, Inc. ...............   700           15,400
                                                ------------
                                                   92,150
                                                ------------
 TOTAL BUSINESS SERVICES (4.3%)  .              1,571,182

THE HUDSON RIVER TRUST
EQUITY INDEX PORTFOLIO (Continued)
PORTFOLIO OF INVESTMENTS
December 31, 1994

                                   NUMBER OF        VALUE
                                    SHARES        (NOTE 1)
                                 -----------  ---------------
COMMON STOCKS (Continued):
CAPITAL GOODS
AEROSPACE (2.0%)
Boeing Co. .......................  3,700       $  172,975
E Systems, Inc. ..................    400           16,650
General Dynamics Corp. ...........    700           30,450
Lockheed Corp. ...................    700           50,838
Loral Corp. ......................    900           34,088
Martin Marietta Corp. ............  1,000           44,375
McDonnell Douglas Corp. ..........    400           56,800
Northrop Grumman Corp. ...........    500           21,000
Raytheon Co. .....................  1,400           89,425
Rockwell International Corp.  ....  2,300           82,225
TRW, Inc. ........................    700           46,200
United Technologies Corp. ........  1,300           81,738
                                                ------------
                                                   726,764
                                                ------------
BUILDING MATERIALS & FOREST
 PRODUCTS (0.8%)
Armstrong World Industries, Inc.      400           15,400
Crane Co. ........................    500           13,438
Louisiana Pacific Corp. ..........  1,200           32,700
Masco Corp. ......................  1,700           38,463
Owens Corning Fiberglass Corp.*  .    400           12,800
PPG Industries, Inc. .............  2,300           85,388
Sherwin Williams Co. .............    900           29,813
Weyerhaeuser Co. .................  2,200           82,500
                                                ------------
                                                   310,502
                                                ------------
BUILDING & CONSTRUCTION (0.0%)
Centex Corp. .....................    600           13,650
                                                ------------
ELECTRICAL EQUIPMENT (3.2%)
Emerson Electric Co. .............  2,400          150,000
General Electric Co. ............. 18,500          943,500
Grainger (W.W.), Inc. ............    500           28,875
Thomas & Betts Corp. .............    200           13,425
Westinghouse Electric Corp.  .....  3,800           46,550
                                                ------------
                                                 1,182,350
                                                ------------
MACHINERY (1.5%)
Briggs & Stratton ................    500           16,375
Caterpillar, Inc. ................  2,200          121,275
Clark Equipment Co.* .............    300           16,275
Cooper Industries, Inc. ..........  1,200           40,950
Cummins Engine, Inc. .............    400           18,100
Deere & Co. ......................    900           59,625
Dover Corp. ......................    600           30,975
Fluor Corp. ......................    900           38,813
Foster Wheeler Corp. .............    500           14,875
General Signal Corp. .............    500           15,938
Illinois Tool Works, Inc. ........  1,200           52,500
Ingersoll Rand Co. ...............  1,100           34,650
Pall Corp. .......................  1,200           22,500
Parker Hannifin Corp. ............    500           22,750
Timken Co. .......................    400           14,100
Varity Corp.* ....................    500           18,125
                                                ------------
                                                   537,826
                                                ------------
 TOTAL CAPITAL GOODS (7.5%)  .....               2,771,092
                                                ------------





                                   NUMBER OF        VALUE
                                    SHARES        (NOTE 1)
                                 -----------  ---------------
COMMON STOCKS (Continued):
CONSUMER CYCLICALS
AIRLINES (0.3%)
AMR Corp.* .......................    800    $   42,600
Delta Air Lines, Inc. ............    500        25,250
Southwest Airlines Co. ...........  1,600        26,800
                                                ------------
                                                 94,650
                                                ------------
APPAREL, TEXTILE (0.5%)
Liz Claiborne, Inc. ..............    900        15,188
National Service Industries, Inc.     500        12,813
Nike, Inc. .......................    800        59,700
Reebok International, Ltd.  ......    900        35,550
Russell Corp. ....................    400        12,550
Springs Industries, Inc. .........    400        14,800
VF Corp. .........................    700        34,038
                                                ------------
                                                184,639
                                                ------------
AUTOS & TRUCKS (2.4%)
Chrysler Corp. ...................  3,800       186,200
Ford Motor Co. ................... 11,100       310,800
General Motors Corp. .............  8,200       346,450
Navistar International Corp.*  ...  1,100        16,638
Paccar, Inc. .....................    400        17,700
Trinova Corp. ....................    500        14,688
                                                ------------
                                                892,476
                                                ------------
AUTO RELATED (0.6%)
Cooper Tire & Rubber Co. .........    800        18,900
Dana Corp. .......................  1,000        23,375
Eaton Corp. ......................    800        39,600
Echlin, Inc. .....................    600        18,000
Genuine Parts Co. ................  1,300        46,800
Goodyear Tire & Rubber Co.  ......  1,600        53,800
Snap-On Tools Corp. ..............    500        16,625
                                                ------------
                                                217,100
                                                ------------
FOOD SERVICES, LODGING (0.9%)
Marriott International, Inc.  ....  1,300        36,563
McDonald's Corp. .................  7,600       222,300
Promus Cos., Inc.* ...............  1,100        34,100
Shoneys, Inc.* ...................  1,100        14,025
Wendys International, Inc.  ......  1,000        14,375
                                                ------------
                                                321,363
                                                ------------
HOUSEHOLD FURNITURE, APPLIANCES (0.7%)
Black & Decker Corp. .............    800        19,000
Maytag Corp. .....................  1,000        15,000
Newell Co. .......................  1,600        33,600
Premark International, Inc.  .....    700        31,325
Rubbermaid, Inc. .................  1,700        48,875
Stanley Works ....................    500        17,875
Whirlpool Corp. ..................    800        40,600
Zenith Electronics Corp.* ........  1,300        15,113
                                                ------------
                                                221,388
                                                ------------
LEISURE RELATED (1.2%)
American Greetings Corp. .........    800        21,600
Brunswick Corp. ..................    900        16,988
Disney (Walt) Co. ................  5,800       267,525

THE HUDSON RIVER TRUST
EQUITY INDEX PORTFOLIO
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 1994


                                   NUMBER OF        VALUE
                                    SHARES        (NOTE 1)
                                 -----------  ---------------
COMMON STOCKS (Continued):
Fleetwood Enterprises, Inc.  .....    700       $   13,125
Hasbro, Inc. .....................    900           26,325
Hilton Hotels Corp. ..............    500           33,688
Mattel, Inc. .....................  1,900           47,738
                                                ------------
                                                   426,989
                                                ------------
PHOTO & OPTICAL (0.6%)
Allergan, Inc. ...................    700           19,775
Bausch & Lomb, Inc. ..............    600           20,325
Eastman Kodak Co. ................  3,700          176,675
Polaroid Corp. ...................    400           13,000
                                                ------------
                                                   229,775
                                                ------------
RETAIL--GENERAL (5.0%)
Charming Shoppes, Inc. ...........  1,900           12,588
Circuit City Stores, Inc. ........  1,000           22,250
Dayton Hudson Corp. ..............    800           56,600
Dillard Department Stores ........  1,200           32,100
Gap, Inc. ........................  1,600           48,800
Home Depot, Inc. .................  4,900          225,400
K-Mart Corp. .....................  4,900           63,700
Limited, Inc. ....................  3,900           70,688
Lowes Cos., Inc. .................  1,700           59,075
May Department Stores Co. ........  2,700           91,125
Melville Corp. ...................  1,100           33,963
Mercantile Stores, Inc. ..........    400           15,800
Nordstrom, Inc. ..................    900           37,800
Penney (J.C.), Inc. ..............  2,500          111,563
Pep Boys Manny Moe & Jack ........    700           21,700
Price/Costco, Inc.* ..............  2,300           29,613
Rite Aid Corp. ...................    900           21,038
Sears Roebuck & Co. ..............  3,800          174,800
Tandy Corp. ......................    700           35,088
TJX Cos., Inc. ...................    900           14,063
Toys R Us, Inc.* .................  3,100           94,550
Wal-Mart Stores, Inc. ............ 24,100          512,125
Walgreen Co. .....................  1,300           56,875
Woolworth Corp. ..................  1,300           19,500
                                                ------------
                                                 1,860,804
                                                ------------
 TOTAL CONSUMER CYCLICALS (12.2%)                4,449,184
                                                ------------
CONSUMER NONCYCLICALS
BEVERAGES (3.6%)
Anheuser Busch, Inc. .............  2,900          147,538
Brown Forman Corp. (Class B)  ....    600           18,300
Coca-Cola Co. .................... 13,900          715,850
Harcourt General, Inc. ...........    800           28,200
Pepsico, Inc. ....................  8,500          308,125
Seagram Ltd. .....................  4,100          120,950
                                                ------------
                                                 1,338,963
                                                ------------
FOODS (3.0%)
Archer Daniels Midland Co.  ......  5,525          113,953
Campbell Soup Co. ................  2,700          119,138
ConAgra, Inc. ....................  2,700           84,375
CPC International, Inc. ..........  1,600           85,200
General Mills, Inc. ..............  1,700           96,900
Heinz (H.J.) Co. .................  2,700           99,225
Hershey Foods Corp. ..............    900           43,538
Kellogg Co. ......................  2,400          139,500






                                   NUMBER OF        VALUE
                                    SHARES        (NOTE 1)
                                 -----------  ---------------
COMMON STOCKS (Continued):
Pioneer Hi Bred International,
 Inc. ............................    900      $   31,050
Quaker Oats Co. ..................  1,400          43,050
Ralston Purina Group .............  1,100          49,088
Sara Lee Corp. ...................  5,200         131,300
Whitman Corp. ....................  1,100          18,975
Wrigley (Wm.), Jr. Co. ...........  1,200          59,250
                                                ------------
                                                1,114,542
                                                ------------
CONTAINERS (0.2%)
Ball Corp. .......................    400          12,600
Bemis, Inc. ......................    600          14,400
Crown Cork & Seal, Inc.* .........    800          30,200
                                                ------------
                                                   57,200
                                                ------------
DRUGS (5.2%)
ALZA Corp. (Class A)* ............    800          14,400
American Home Products Corp.  ....  3,300         207,075
Amgen, Inc.* .....................  1,400          82,600
Bristol-Myers Squibb Co. .........  5,500         318,313
Lilly (Eli) & Co. ................  3,200         210,000
Merck & Co., Inc. ................ 13,600         518,500
Pfizer, Inc. .....................  3,400         262,650
Schering Plough Corp. ............  2,000         148,000
Upjohn Co. .......................  1,900          58,425
Warner-Lambert Co. ...............  1,400         107,800
                                                ------------
                                                1,927,763
                                                ------------
HOSPITAL SUPPLIES & SERVICES (3.5%)
Abbott Laboratories, Inc. ........  8,700         283,838
Bard (C.R.), Inc. ................    600          16,200
Baxter International, Inc.  ......  3,000          84,750
Becton Dickinson & Co. ...........    800          38,400
Beverly Enterprises, Inc.*  ......  1,000          14,375
Biomet, Inc.* ....................  1,100          15,400
Columbia HCA Healthcare Corp.  ...  3,900         142,350
Johnson and Johnson ..............  7,000         383,250
Mallinckrodt Group, Inc. .........    800          23,900
Manor Care, Inc. .................    700          19,163
Medtronic, Inc. ..................  1,200          66,750
National Medical Enterprises,
 Inc.* ...........................  1,800          25,425
Saint Jude Medical, Inc. .........    500          19,875
United Healthcare Corp. ..........  1,900          85,738
U.S. Healthcare, Inc. ............  1,700          70,125
U.S. Surgical Corp. ..............    700          13,300
                                                ------------
                                                1,302,839
                                                ------------
RETAIL--FOOD (0.8%)
Albertsons, Inc. .................  2,700          78,300
American Stores Co. ..............  1,500          40,313
Fleming Cos., Inc. ...............    600          13,950
Giant Food, Inc. (Class A)  ......    600          13,050
Great Atlantic & Pacific Tea,
 Inc. ............................    800          14,500
Kroger Co.* ......................  1,200          28,950
Supervalu, Inc. ..................    700          17,150
Sysco Corp. ......................  1,900          48,925

                               60

THE HUDSON RIVER TRUST
EQUITY INDEX PORTFOLIO
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 1994


                                   NUMBER OF        VALUE
                                    SHARES        (NOTE 1)
                                 -----------  ---------------
COMMON STOCKS (Continued):
Winn Dixie Stores, Inc. ..........   800        $   41,100
                                                ------------
                                                   296,238
                                                ------------
SOAPS & TOILETRIES (2.9%)
Alberto Culver Co. ...............   600            16,350
Avon Products, Inc. ..............   700            41,825
Clorox Co. .......................   600            35,325
Colgate Palmolive Co. ............ 1,500            95,063
Gillette Corp. ................... 2,400           179,400
International Flavors &
 Fragrances, Inc. ................ 1,200            55,500
Procter & Gamble Co. ............. 7,400           458,800
Unilever NV ...................... 1,700           198,050
                                                ------------
                                                 1,080,313
                                                ------------
TOBACCO (2.0%)
American Brands, Inc. ............ 2,200            82,500
Philip Morris Cos, Inc. .......... 9,300           534,750
UST, Inc. ........................ 2,100            58,275
                                                ------------
                                                   675,525
                                                ------------
 TOTAL CONSUMER NONCYCLICALS (21.2%)             7,793,383
                                                ------------
CREDIT SENSITIVE
BANKS (5.2%)
Ahmanson (H.F.) & Co. ............ 1,200            19,350
Banc One Corp. ................... 4,400           111,650
Bank of Boston Corp. ............. 1,100            28,463
BankAmerica Corp. ................ 4,000           158,000
Bankers Trust New York Corp.  ....   800            44,300
Barnett Banks, Inc. .............. 1,000            38,375
Boatmen's Bancshares, Inc.  ...... 1,100            29,838
Chase Manhattan Corp. ............ 2,000            68,750
Chemical Banking Corp. ........... 2,600            93,275
Citicorp ......................... 4,300           177,913
CoreStates Financial Corp.  ...... 1,500            39,000
First Chicago Corp. .............. 1,000            47,750
First Fidelity BankCorp. .........   900            40,388
First Interstate Bancorp. ........   800            54,100
First Union Corp. ................ 1,900            78,613
Golden West Financial Corp.  .....   700            24,675
Great Western Financial Corp.  ... 1,400            22,400
KeyCorp. ......................... 2,600            65,000
Mellon Bank Corp. ................ 1,600            49,000
Morgan (J.P.) & Co., Inc. ........ 2,000           112,000
National City Corp. .............. 1,600            41,400
Nationsbank Corp. ................ 3,000           135,375
NBD Bancorp., Inc. ............... 1,700            46,538
Norwest Corp. .................... 3,300            77,138
PNC Financial Corp. .............. 2,500            52,813
Shawmut National Corp. ........... 1,300            21,288
Suntrust Banks, Inc. ............. 1,300            62,075
U.S. Bancorp. .................... 1,000            22,625
Wachovia Corp. ................... 1,800            58,050
Wells Fargo & Co. ................   600            87,000
                                                ------------
                                                 1,907,142
                                                ------------
FINANCIAL SERVICES (1.4%)
American Express Co. ............. 5,500           162,250
Beneficial Corp. .................   600            23,400
Dean Witter Discover & Co.  ...... 1,800            60,975






                                   NUMBER OF        VALUE
                                    SHARES        (NOTE 1)
                                 -----------  ---------------
COMMON STOCKS (Continued):
Fleet Financial Group, Inc.  ..... 1,500       $   48,750
Household International, Inc.  ... 1,000           37,125
MBNA Corp. ....................... 1,600           37,400
Merrill Lynch & Co., Inc. ........ 2,100           75,075
Salomon, Inc. .................... 1,100           41,250
Transamerica Corp. ...............   700           34,825
                                                ------------
                                                  521,050
                                                ------------
INSURANCE (3.1%)
Aetna Life & Casualty Co. ........ 1,200           56,550
Alexander & Alexander Services,
 Inc. ............................   600           11,100
American General Corp. ........... 2,200           62,150
American International Group,
 Inc. ............................ 3,400          333,200
CIGNA Corp. ......................   800           50,900
Chubb Corp. ......................   900           69,638
Continental Corp. ................ 1,000           19,000
General Re Corp. .................   900          111,375
Jefferson Pilot Corp. ............   500           25,938
Lincoln National Corp. Industries  1,000           35,000
Marsh & McLennan Cos., Inc.  .....   800           63,400
Providian Corp. .................. 1,000           30,875
Safeco Corp. .....................   700           36,400
Saint Paul Cos., Inc. ............   900           40,275
Torchmark Corp. ..................   700           24,413
Travelers, Inc. .................. 3,500          113,750
UNUM Corp. .......................   800           30,200
USF&G Corp. ......................   900           12,263
                                                ------------
                                                1,126,427
                                                ------------
MORTGAGE RELATED (0.9%)
Federal Home Loan Mortgage Corp.   1,900           95,950
Federal National Mortgage
 Association ..................... 3,000          218,625
                                                ------------
                                                  314,575
                                                ------------
UTILITY--ELECTRIC (3.9%)
American Electric Power, Inc.  ... 2,000           65,750
Baltimore Gas & Electric Co.  .... 1,600           35,400
Carolina Power & Light Co.  ...... 1,700           45,263
Central & South West Corp.  ...... 2,100           47,513
Cinergy Corp ..................... 1,613           37,704
Consolidated Edison Co. N.Y.,
 Inc. ............................ 2,500           64,375
Detroit Edison Co. ............... 1,600           41,800
Dominion Resources, Inc. ......... 1,900           67,925
Duke Power Co. ................... 2,200           83,875
Entergy Corp. .................... 2,500           54,688
FPL Group, Inc. .................. 2,000           70,250
Houston Industries, Inc. ......... 1,400           49,875
Niagara Mohawk Power Co. ......... 1,500           21,375
Northern States Power Co. ........   700           30,800
Ohio Edison Co. .................. 1,600           29,600
Peco Energy Co. .................. 2,400           58,800
Pacific Gas & Electric Co.  ...... 4,700          114,563
Pacificorp. ...................... 3,100           56,188
Public Service Enterprise Group  . 2,700           71,550
SCE Corp. ........................ 4,900           71,663

THE HUDSON RIVER TRUST
EQUITY INDEX PORTFOLIO
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 1994


                                   NUMBER OF        VALUE
                                    SHARES        (NOTE 1)
                                 -----------  ---------------
COMMON STOCKS (Continued):
Southern Co. .....................  7,000       $  140,000
Texas Utilities Co. ..............  2,400           76,800
Unicom Corporation ...............  2,300           55,200
Union Electric Co. ...............  1,100           38,913
                                                ------------
                                                 1,429,870
                                                ------------
UTILITY--GAS (0.4%)
Consolidated Natural Gas Co.  ....  1,000           35,500
ENRON Corp. ......................  2,700           82,350
Nicor, Inc. ......................    600           13,650
Peoples Energy Corp. .............    600           15,675
                                                ------------
                                                   147,175
                                                ------------
UTILITY--TELEPHONE (7.6%)
Alltel Corp. .....................  2,000           60,250
Ameritech Corp. ..................  5,900          238,213
AT&T Corp. ....................... 16,900          849,225
Bell Atlantic Corp. ..............  4,700          233,825
BellSouth Corp. ..................  5,400          292,275
GTE Corp. ........................ 10,400          315,900
NYNEX Corp. ......................  4,500          165,375
Pacific Telesis Group ............  4,600          131,100
Southwestern Bell Corp. ..........  6,400          258,400
Sprint Corp. .....................  3,700          102,213
U.S. West, Inc. ..................  4,900          174,563
                                                ------------
                                                 2,821,339
                                                ------------
 TOTAL CREDIT SENSITIVE (22.5%)  .               8,267,578
                                                ------------
ENERGY
COAL & GAS PIPELINES (0.9%)
Burlington Resources, Inc.  ......  1,400           49,000
Coastal Corp. ....................  1,100           28,325
Enserch Corp. ....................  1,100           14,438
Nacco Industries, Inc. (Class A)      300           14,513
Pacific Enterprises, Ltd. ........    900           19,125
Panhandle Eastern Corp. ..........  1,600           31,600
Pittston Services Group ..........    600           15,900
Praxair, Inc. ....................  1,400           28,700
Sonat, Inc. ......................    900           25,200
Tenneco, Inc. ....................  1,800           76,500
Transco Energy Co. ...............  1,000           16,625
Williams Cos., Inc. ..............  1,100           27,638
                                                ------------
                                                   347,564
                                                ------------
OIL--DOMESTIC (2.6%)
Amerada Hess Corp. ...............  1,000           45,625
Amoco Corp. ......................  5,400          319,275
Ashland Oil, Inc. ................    600           20,700
Atlantic Richfield Co. ...........  1,700          172,975
Kerr McGee Corp. .................    600           27,600
Louisiana Land & Exploration
 Corp. ...........................    400           14,550
Occidental Petroleum Corp.  ......  3,300           63,525
Oryx Energy Co.* .................  1,200           14,250
Pennzoil Co. .....................    500           22,063
Phillips Petroleum Co. ...........  2,800           91,700
Santa Fe Energy Resources, Inc.*    1,600           12,800
Sun, Inc. ........................  1,100           31,625
USX-Marathon Group ...............  2,900           47,488






                                   NUMBER OF        VALUE
                                    SHARES        (NOTE 1)
                                 -----------  ---------------
COMMON STOCKS (Continued):
Unocal Corp. .....................  2,600      $   70,850
                                                ------------
                                                  955,026
                                                ------------
OIL--INTERNATIONAL (6.2%)
Chevron Corp. ....................  7,000         312,375
Exxon Corp. ...................... 13,300         807,975
Mobil Corp. ......................  4,300         362,275
Royal Dutch Petroleum Co. (ADR)  .  5,800         623,500
Texaco, Inc. .....................  2,800         167,650
                                                ------------
                                                2,273,775
                                                ------------
OIL--SUPPLIES & CONSTRUCTION (0.8%)
Baker Hughes, Inc. ............... 1,400           25,550
Dresser Industries, Inc. ......... 1,900           35,863
Halliburton Co. .................. 1,200           39,750
Helmerich & Payne, Inc. ..........   500           12,813
McDermott International, Inc.  ...   500           12,375
Schlumberger, Ltd. ............... 2,600          130,975
Western Atlas, Inc.* .............   600           22,575
                                                ------------
                                                  279,901
                                                ------------
RAILROADS (1.0%)
Burlington Northern Railroad
 Industries ...................... 1,000           48,125
Conrail, Inc. ....................   800           40,400
CSX Corp. ........................ 1,100           76,588
Norfolk Southern Corp. ........... 1,500           90,938
Santa Fe Pacific Corp. ........... 2,000           35,000
Union Pacific Corp. .............. 2,200          100,375
                                                ------------
                                                  391,426
                                                ------------
 TOTAL ENERGY (11.5%) ............              4,247,692
                                                ------------
TECHNOLOGY
OFFICE EQUIPMENT (3.4%)
Amdahl Corp.* .................... 1,300           14,300
Apple Computer, Inc. ............. 1,300           50,700
Ceridian Corp.* ..................   600           16,125
Compaq Computer Corp.* ........... 2,800          110,600
Cray Research, Inc.* .............   800           12,600
Digital Equipment Corp.* ......... 1,500           49,875
Hewlett-Packard Co. .............. 2,700          269,663
Honeywell, Inc. .................. 1,400           44,100
International Business Machines
 Corp. ........................... 6,300          463,050
Pitney Bowes, Inc. ............... 1,700           53,975
Sun Microsystems, Inc.* .......... 1,000           35,500
Tandem Computers, Inc.* .......... 1,200           20,550
Unisys Corp.* .................... 1,700           14,663
Xerox Corp. ...................... 1,100          108,900
                                                ------------
                                                1,264,601
                                                ------------
ELECTRONICS (3.0%)
Advanced Micro Devices, Inc.*  ... 1,000           24,875
AMP, Inc. ........................ 1,100           80,025
Cisco Systems, Inc.* ............. 2,800           98,350
EG&G, Inc. ....................... 1,000           14,125
Harris Corp. .....................   400           17,000
Intel Corp. ...................... 4,500          287,438
Micron Technology, Inc. .......... 1,100           48,538

                               62

THE HUDSON RIVER TRUST
EQUITY INDEX PORTFOLIO
PORTFOLIO OF INVESTMENTS (Concluded)

                                   NUMBER OF        VALUE
                                    SHARES        (NOTE 1)
                                 -----------  ---------------
COMMON STOCKS (Continued):
Motorola, Inc. ...................    6,300     $   364,613
National Semiconductor Corp.*  ...    1,300          25,350
Perkin Elmer Corp. ...............      500          12,813
Texas Instruments, Inc. ..........    1,000          74,875
Tyco International, Ltd. .........      800          38,000
                                                ------------
                                                  1,086,002
                                                ------------
OFFICE EQUIPMENT SERVICES (2.4%)
Autodesk, Inc. ...................      500          19,813
Automatic Data Processing, Inc.  .    1,500          87,750
Computer Associates
 International, Inc. .............    1,700          82,450
Computer Sciences Corp.* .........      500          25,500
First Data Corp. .................    1,200          56,850
Lotus Development Corp.* .........      500          20,500
Microsoft Corp.* .................    6,300         385,088
Novell, Inc.* ....................    3,900          66,788
Oracle Systems Corp.* ............    3,100         136,788
                                                ------------
                                                    881,527
                                                ------------
TELECOMMUNICATIONS (1.2%)
AirTouch Communications, Inc.*  ..    5,300         154,363
Andrew Corp.* ....................      300          15,675
DSC Communications Corp.* ........    1,200          43,050
MCI Communications Corp. .........    7,200         132,300
Northern Telecommunications Ltd.      2,800          93,450
Scientific Atlanta, Inc. .........      800          16,800
                                                ------------
                                                    455,638
                                                ------------
 TOTAL TECHNOLOGY (10.0%) ........                3,687,768
                                                ------------





                                   NUMBER OF        VALUE
                                    SHARES        (NOTE 1)
                                 -----------  ---------------
COMMON STOCKS (Continued):
DIVERSIFIED
MISCELLANEOUS (1.9%)
Alco Standard Corp. ..............      600     $    37,650
Allied Signal, Inc. ..............    3,100         105,400
Corning, Inc. ....................    2,400          71,700
Dial Corp. .......................    1,000          21,250
ITT Corp. ........................    1,200         106,350
Minnesota Mining & Manufacturing
 Co. .............................    4,500         240,188
Ogden Corp. ......................      700          13,125
Pet, Inc. ........................    1,000          19,750
Teledyne, Inc.* ..................      900          18,113
Textron, Inc. ....................    1,000          50,327
                                                ------------
 TOTAL DIVERSIFIED (1.9%) ........                  683,853
                                                ------------
TOTAL COMMON STOCKS (97.8%) (Cost
 $36,361,344) ....................               35,926,384
                                                ------------
                                   PRINCIPAL
                                    AMOUNT
                                   -----------
SHORT-TERM DEBT SECURITIES:
U.S. GOVERNMENT (2.0%)
Federal Home Loan Bank 5.75%, due
 01/03/95 ........................ $745,000         744,643
                                                ------------
TOTAL SHORT-TERM DEBT SECURITIES (2.0%)
 (Amortized Cost $744,643)  ......                  744,643
                                                ------------
TOTAL INVESTMENTS (99.8%) (Cost
 $37,105,987) ....................               36,671,027
CASH AND RECEIVABLES LESS
 LIABILITIES (0.2%) ..............                   77,181
                                                ------------
NET ASSETS (100.0%) ..............              $36,748,208
                                                ============

---------------
   * Non-income producing.

                      See Notes to Financial Statements.

THE HUDSON RIVER TRUST
COMMON STOCK PORTFOLIO
PORTFOLIO OF INVESTMENTS
December 31, 1994


                                   NUMBER OF        VALUE
                                    SHARES        (NOTE 1)
                                 -----------  ---------------
COMMON STOCKS:
BASIC MATERIALS
CHEMICALS (0.8%)
Lubrizol Corp. ..................   713,300     $ 24,163,038
Union Carbide Corp. .............   165,000        4,846,875
                                                -----------
                                                  29,009,913
                                                -----------
METALS & MINING (1.8%)
Newmont Mining Corp. ............ 1,695,572       61,040,592
                                                -----------
CHEMICALS-SPECIALTY (1.4%)
Great Lakes Chemical Corp.  .....   826,000       47,082,000
                                                -----------
STEEL (1.4%)
A.K. Steel Holding Corp.*  ......   268,400        8,253,300
Bethlehem Steel Corp.* .......... 1,613,200       29,037,600
USX-U.S. Steel Corp. ............   385,000       13,667,500
                                                -----------
                                                  50,958,400
                                                -----------
 TOTAL BASIC MATERIALS (5.4%)  ..                188,090,905
                                                -----------
BUSINESS SERVICES
PRINTING, PUBLISHING &
 BROADCASTING (11.2%)
Chris Craft Industries, Inc.*  ..     1,339           46,196
Chris Craft Industries, Inc.
 (Class B)*++ ................... 1,188,092       40,989,174
Comcast Corp. (Class A) .........   100,000        1,537,500
Comcast Corp. (Class A) SPL  ....   275,000        4,314,063
Donnelley (R.R.) & Sons Co.  .... 1,359,200       40,096,400
Grupo Televisa S.A. (GDR)+(a)  ..   453,100       14,385,925
Tele-Communications, Inc. (Class
 A)* ............................ 4,278,236       93,051,633
Time Warner, Inc. ...............   326,600       11,471,825
Viacom, Inc. (Class A)* .........    45,776        1,905,426
Viacom, Inc. (Class B)* ......... 4,480,039      182,001,584
                                                -----------
 TOTAL BUSINESS SERVICES (11.2%)                 389,799,726
                                                -----------
CAPITAL GOODS ...................
BUILDING & CONSTRUCTION (0.0%)
Hopewell Holdings ............... 1,000,000          827,141
                                                -----------
MACHINERY (1.1%)
Caterpillar, Inc. ...............   700,000       38,587,500
                                                -----------
 TOTAL CAPITAL GOODS (1.1%)  ....                 39,414,641
                                                -----------
CONSUMER CYCLICALS
APPAREL, TEXTILE (0.8%)
Stride Rite Corp. ............... 2,343,300       26,069,213
                                                -----------
AUTOS & TRUCKS (7.3%)
Chrysler Corp. .................. 2,879,900      141,115,100
General Motors Corp. ............ 2,644,700      111,738,575
                                                -----------
                                                 252,853,675
                                                -----------
LEISURE RELATED (0.1%)
QVC Network* ....................    43,600        1,836,650
                                                -----------
PHOTO & OPTICAL (3.0%)
Eastman Kodak Co. ............... 2,194,700      104,796,925
                                                -----------
RETAIL-GENERAL (4.7%)
Home Depot, Inc. ................   200,000        9,200,000
Sears Roebuck & Co. ............. 3,426,000      157,596,000
                                                -----------
                                                 166,796,000
                                                -----------
 TOTAL CONSUMER CYCLICALS (15.9%)                552,352,463
                                                -----------






                                   NUMBER OF        VALUE
                                    SHARES        (NOTE 1)
                                 -----------  ---------------
COMMON STOCKS (Continued):
CONSUMER NONCYCLICALS
FOODS (0.0%)
Dole Food Co., Inc. .............    11,600     $   266,800
                                                -----------
DRUGS (2.0%)
Astra AB (Series A) ............. 1,250,000      32,298,994
Lilly (Eli) & Co. ...............   100,000       6,562,500
Merck & Co., Inc. ...............   565,000      21,540,625
Pfizer, Inc. ....................   100,000       7,725,000
                                                -----------
                                                 68,127,119
                                                -----------
HOSPITAL SUPPLIES & SERVICES (2.9%)
Abbott Laboratories, Inc.  ......   750,000      24,468,750
Columbia HCA Healthcare Corp.  ..   760,320      27,751,680
Guidant Corp.* ..................   359,500       5,752,000
Maxxim Medical, Inc.* ...........   325,567       4,720,722
United Healthcare Corp. .........   138,500       6,249,813
U.S. Healthcare, Inc. ...........   744,050      30,692,063
                                                -----------
                                                 99,635,028
                                                -----------
RETAIL-FOOD (1.0%)
Kroger Co.* ..................... 1,384,300      33,396,238
                                                -----------
TOBACCO (3.1%)
Loews Corp. .....................   700,550      60,860,281
Philip Morris Cos., Inc. ........   877,700      50,467,750
                                                -----------
                                                111,328,031
                                                -----------
 TOTAL CONSUMER NONCYCLICALS (9.0%)             312,753,216
                                                -----------
CREDIT SENSITIVE
BANKS (3.5%)
Citicorp ........................   400,000      16,550,000
Grupo Financiero Banamex (Class
 C)+ ............................ 8,392,000      24,796,462
Grupo Financiero Bancomer (ADR)
 (Class C)+ ..................... 1,592,800      18,715,400
HSBC Holding PLC ................   100,000       1,079,160
Nationsbank Corp. ...............   437,000      19,719,625
Shawmut National Corp. .......... 2,543,500      41,649,813
                                                -----------
                                                122,510,460
                                                -----------
FINANCIAL SERVICES (2.5%)
American Express Co. ............ 1,595,000      47,052,500
Dean Witter Discover & Co.  .....   557,983      18,901,674
Franchise Finance Corp. of
 America ........................   100,000       1,737,500
Mercury Finance Co. .............    34,800         452,400
Student Loan Marketing
 Association ....................   545,000      17,712,500
                                                -----------
                                                 85,856,574
                                                -----------
INSURANCE (11.6%)
American International Group,
 Inc. ........................... 1,901,700     186,366,600
Berkley (W.R.) Corp. ............   748,143      28,055,363
Emphesys Financial Group, Inc.  .   548,100      17,402,175
General Re Corp. ................    33,800       4,182,750
MGIC Investment Corp. ...........    21,300         705,563
Progressive Corp. ...............   654,000      22,890,000
TIG Holdings, Inc. .............. 1,558,400      29,220,000
Travelers, Inc. ................. 3,432,966     111,571,395

                               64

THE HUDSON RIVER TRUST
COMMON STOCK PORTFOLIO
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 1994

                                   NUMBER OF        VALUE
                                    SHARES        (NOTE 1)
                                 -----------  ---------------
COMMON STOCKS (Continued):
USF&G Corp. .....................   127,500     $  1,737,188
                                                ----------------
                                                 402,131,034
                                                ----------------
MORTGAGE RELATED (0.6%)
Federal National Mortgage
 Association ....................   262,000       19,093,250
                                                ----------------
REAL ESTATE (4.9%)
AMLI Residential Property Trust     137,000        2,568,750
Associated Estates Realty Corp.     149,600        3,141,600
Avalon Properties, Inc. .........   163,900        3,769,700
CBL & Associates Properties++  .. 1,056,700       21,794,438
Columbus Realty Trust ...........   360,000        6,660,000
DeBartolo Realty Corp. ..........   755,000       11,325,000
Essex Property Trust, Inc.++  ...   355,000        5,369,375
First Industrial Realty Trust  ..   224,500        4,377,750
Gables Residential Trust ........   250,000        5,375,000
Liberty Property Trust ..........   275,000        5,396,875
Macerich Co. ....................   350,000        7,481,250
Manufactured Home Communities  ..   378,000        7,512,750
South Sea Development Co.*  .....       900               63
Paragon Group, Inc. .............   237,800        4,518,200
Regency Realty Corp. ............   768,700       12,875,725
Simon Property Group, Inc.  ..... 1,373,000       33,295,250
Spieker Properties, Inc.++  ..... 1,317,200       26,837,950
Summit Properties ...............   205,000        3,946,250
Walden Residential Properties,
 Inc. ...........................   185,000        3,306,875
                                                ----------------
                                                 169,552,801
                                                ----------------
UTILITY-GAS (0.1%)
ENRON Corp. .....................   150,000        4,575,000
                                                ----------------
UTILITY-TELEPHONE (0.8%)
BellSouth Corp. .................     5,412          292,925
Sprint Corp. .................... 1,005,000       27,763,125
                                                ----------------
                                                  28,056,050
                                                ----------------
 TOTAL CREDIT SENSITIVE (24.0%)                  831,775,169
                                                ----------------
ENERGY
OIL-DOMESTIC (0.6%)
Anadarko Petroleum Corp. ........   187,500        7,218,750
Apache Corp. ....................   275,000        6,875,000
Enron Oil and Gas Co. ...........   353,400        6,626,250
                                                ----------------
                                                  20,720,000
                                                ----------------
OIL-INTERNATIONAL (0.4%)
YPF Sociedad Anonima (ADR)  .....   700,000       14,962,500
                                                ----------------
OIL-SUPPLIES & CONSTRUCTION (1.3%)
Baker Hughes, Inc. ..............   300,000        5,475,000
McDermott International, Inc.  ..   190,000        4,702,500
Sonat Offshore Drilling, Inc.  ..   100,000        1,775,000
Western Atlas, Inc.* ............   887,300       33,384,663
                                                ----------------
                                                  45,337,163
                                                ----------------
UTILITY-GAS (0.1%)
Renaissance Energy Ltd.* ........   100,000        1,933,702
                                                ----------------
 TOTAL ENERGY (2.4%) ............                 82,953,365
                                                ----------------







                                   NUMBER OF        VALUE
                                    SHARES        (NOTE 1)
                                 -----------  ---------------
COMMON STOCKS (Continued):
TECHNOLOGY
OFFICE EQUIPMENT (0.1%)
Dell Computer Corp.* ............     83,000    $    3,403,000
                                                ----------------
ELECTRONICS (15.3%)
Advanced Micro Devices, Inc.*  ..     83,300         2,072,088
Cisco Systems, Inc.*(a) .........  2,138,000        75,097,250
EMC Corp.* ......................  2,777,700        60,067,763
General Instrument Corp.*  ......  2,496,600        74,898,000
Intel Corp. .....................  1,790,900       114,393,738
Motorola, Inc. ..................  2,356,600       136,388,225
Murata Manufacturing Co. Ltd.  ..     85,000         3,283,994
Texas Instruments, Inc.(a)  .....    858,000        64,242,750
                                                ----------------
                                                   530,443,808
                                                ----------------
OFFICE EQUIPMENT SERVICES (0.5%)
Microsoft Corp.*(a) .............    100,000         6,112,500
Silicon Graphics, Inc.* .........    410,000        12,658,750
                                                ----------------
                                                    18,771,250
                                                ----------------
TELECOMMUNICATIONS (8.7%)
AirTouch Communications, Inc.*  .    772,100        22,487,413
DSC Communications Corp.*(a)  ...  1,600,000        57,400,000
MCI Communications Corp. ........  1,656,000        30,429,000
Mannesmann AG (ADR) .............    664,700       180,133,700
Qualcomm, Inc.* .................     40,800           979,200
Rogers Cantel Mobile
 Commmunications, Inc. (Class B)
 (ADR)* .........................    300,000         8,746,875
                                                ----------------
                                                   300,176,188
                                                ----------------
 TOTAL TECHNOLOGY (24.6%)  ......                  852,794,246
                                                ----------------
DIVERSIFIED
MISCELLANEOUS (2.7%)
Corning, Inc. ...................    100,000         2,987,500
Hanson PLC (ADR)--Warrants Class
 B* ............................. 49,096,600        15,342,688
India Fund ......................    640,000         6,800,000
Itel Corp.*++ ...................  1,803,317        62,439,841
Hutchison Whampoa ...............    250,000         1,011,309
                                                ----------------
 TOTAL DIVERSIFIED (2.7%)  ......                   88,581,338
                                                ----------------
TOTAL COMMON STOCKS (96.3%)
 (Cost $3,199,154,012) ..........                3,338,515,069
                                                ----------------
PREFERRED STOCKS:
BASIC MATERIALS (0.3%)
STEEL
Bethlehem Steel Corp. $3.50
 Conv.+ .........................    215,700        10,677,150
                                                ----------------
CONSUMER CYCLICALS (0.8%)
AUTOS & TRUCKS
Chrysler Corp. $4.625 Conv.
 Series A+ ......................    215,700        29,281,275
                                                ----------------
TECHNOLOGY (0.5%)
OFFICE EQUIPMENT
Dell Computer Corp. 7.0% Conv.+       96,000        16,512,000
                                                ----------------
TOTAL PREFERRED STOCKS (1.6%)
 (Cost $53,244,086) .............                   56,470,425
                                                ----------------

THE HUDSON RIVER TRUST
COMMON STOCK PORTFOLIO
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 1994

                                 PRINCIPAL        VALUE
                                  AMOUNT        (NOTE 1)
                              -------------  -------------
LONG-TERM DEBT SECURITIES:
BASIC MATERIALS (0.1%)
PAPER
Stone Container Corp. 8.875%
 Conv. Sub. Deb., 07/15/00  .. $ 2,950,000   $    4,967,063
                                             --------------
TECHNOLOGY (1.1%)
ELECTRONICS
General Instrument Corp. 5.0%
 Conv., 06/15/00 .............  27,130,000       36,286,375
                                             --------------
TOTAL LONG-TERM DEBT SECURITIES (1.2%)
 (Amortized Cost $40,988,727)                    41,253,438
                                             --------------
SHORT-TERM DEBT SECURITIES:
TIME DEPOSITS (0.4%)
Industrial Bank of Japan-N.Y.
 5.875%, due 01/03/95 ........  12,695,000       12,695,000
                                             --------------
TOTAL SHORT-TERM DEBT SECURITIES (0.4%)
 (Amortized Cost $12,695,000)                    12,695,000
                                             --------------
TOTAL INVESTMENTS (99.5%) (Cost/Amortized
 Cost $3,306,081,825)                         3,448,933,932
                                             --------------





                             NUMBER OF
                            CONTRACTS(B)    VALUE (NOTE 1)
                           -------------  -----------------
OPTIONS WRITTEN**:
Cisco Systems, Inc.
 January 30.165 Call*  ...    2,000      $   (1,040,000)
DSC Communications Corp.:
 February 34.375 Call*  ..    1,000            (325,000)
 February 31.25 Call*  ...    1,000            (525,000)
Microsoft Corp. February
 64.625 Call* ............    1,000            (120,000)
Grupo Televisa S.A. (GDR)
 January 45 Calls* .......    2,000             (12,400)
Texas Instruments, Inc.:
 March 77.375 Call* ......    1,000            (412,500)
 March 74.25 Call* .......    2,000          (1,020,000)
 January 75 Call* ........    1,000            (270,000)
                                         ------------------
TOTAL OPTIONS WRITTEN (-0.1%)
 (Premiums Received $4,512,479)              (3,724,900)
                                         ------------------
CASH AND RECEIVABLES
 LESS LIABILITIES (0.6%)                     21,035,829
                                         ------------------
NET ASSETS (100.0%)  .....               $3,466,244,861
                                         ==================

---------------
  * Non-income producing.
 ** Covered call option contracts written in connection with securities held.
  + Security exempt from registration under Rule 144A of the Securities Act of
    1933. These securities may only be resold to qualified institutional buyers. ++ Affiliated company as defined under the Investment Company Act of 1940 (see
    Note 5).
(a) Partially held as collateral on outstanding written call options.
(b) One contract relates to 100 shares.

                      See Notes to Financial Statements.

THE HUDSON RIVER TRUST
GLOBAL PORTFOLIO
PORTFOLIO OF INVESTMENTS
December 31, 1994

                                   NUMBER OF        VALUE
                                    SHARES        (NOTE 1)
                                 -----------  ---------------
COMMON STOCKS:
BASIC MATERIALS
CHEMICALS (4.5%)
Akzo Nobel N.V.                        25,000    $ 2,886,468
Bayer                                   8,000      1,853,322
Dainippon Ink & Chemical, Inc.        200,000        979,428
Denki Kagaku Kogyo *                   97,000        401,044
European Vinyls Corp.
 International N.V. *                  17,500        775,342
Indo Gulf Fertilizers (GDR)           150,000        405,000
Lubrizol Corp.                         24,300        823,163
Mitsui Petrochemical Industries       220,000      1,942,800
OM Group, Inc.                          7,200        172,800
Riken Vinyl Industries Co. Ltd.        14,000        122,228
Sanyo Chemicals                        57,000        606,322
Shin-Etsu Chemical Ltd.               100,000      1,986,954
Showa Denko *                         250,000        875,564
Solvay Et Cie Societe Anonyme           5,000      2,379,092
Tessenderlo Chemie                      4,800      1,609,302
Union Carbide Corp.                    32,000        940,000
                                                 -----------
                                                  18,758,829
                                                 -----------
CHEMICALS -- SPECIALTY (0.3%)
Great Lakes Chemical Corp.             23,000      1,311,000
                                                 -----------
METALS & MINING (0.9%)
Biron Corp.                            40,000         20,467
Eramet *+                               5,700        362,853
Hoganas AB, Series B *+                25,000        386,915
Johnson Matthey                        50,000        426,394
Kaiser Aluminium Corp. *               40,000        435,000
RTZ Corp.                             180,000      2,329,287
                                                 -----------
                                                   3,960,916
                                                 -----------
PAPER (1.5%)
Chuoh Pack Industries Ltd.              6,000         72,253
Enso-Gutzeit, Series R                124,000      1,065,337
Grupo Industrial Durango (ADR) *       70,000        988,750
Jefferson Smurfit Corp. *              15,600        265,200
Mayr-Melnhof Karton Aktien *+          35,000      2,057,539
Oji Paper                             186,000      1,959,860
                                                 -----------
                                                   6,408,939
                                                 -----------
STEEL (2.6%)
Acerinox S.A.                          11,000      1,148,943
Bethlehem Steel Corp. *                57,300      1,031,400
British Steel                       1,300,000      3,127,544
Broken Hill Property                   28,650        434,890
Co. Siderurgica de Tub (ADS) *+        18,700        495,550
Friedrich Krupp AG *                    4,300        593,812
Hanwa Co. -- Warrants *                    60          3,000
Kawasaki Steel Corp.*                 414,000      1,732,444
National Steel Corp. *                 20,000        290,000
Nippon Steel Corp.                    300,000      1,128,951
Nippon Yakin Kogyo Co. *               20,000        118,414
SSAB Svenskt Stal (Class B)            20,000        874,764
                                                 -----------
                                                  10,979,712
                                                 -----------
 TOTAL BASIC MATERIALS (9.8%)                     41,419,396
                                                 -----------







                                   NUMBER OF        VALUE
                                    SHARES        (NOTE 1)
                                 -----------  ---------------
COMMON STOCKS (Continued):
BUSINESS SERVICES
ENVIRONMENTAL CONTROL (0.5%)
Powerscreen International             410,000   $ 1,520,468
Tomra Systems                         300,000       683,037
                                                 -----------
                                                  2,203,505
                                                 -----------
PRINTING, PUBLISHING
 & BROADCASTING (4.4%)
Australian Provincial News             10,000        12,171
British Sky Broadcasting
 (ADR) *                               25,000       600,000
Chris Craft Industries, Inc. *         12,130       418,485
Comcast Corp. (Class A)                23,000       360,813
Donnelley (R.R.) & Sons Co.            65,700     1,938,150
Oriental Press Group                1,000,000       468,498
Reed International                     40,000       499,468
Singapore Press Holdings               70,000     1,272,727
Sunshine Broadcasting Network          90,000       125,591
Tele-Communications, Inc.
 (Class A) *                          140,000     3,045,000
Time Warner, Inc.                      16,300       572,538
Toppan Printing Co.                    65,000       906,673
TVI Televisao Independente *            6,000        42,997
United Newspapers PLC                  60,000       442,198
Ver Ned Uitgevers                       6,000       622,924
Viacom, Inc. (Class A) *                3,040       126,540
Viacom, Inc. (Class B) *              133,633     5,428,841
Wolters Kluwer                         23,151     1,712,631
                                                 -----------
                                                 18,596,245
                                                 -----------
PROFESSIONAL SERVICES (0.1%)
Automated Security Holdings *         153,125       155,742
Blenheim Exhibition Group              62,000       232,834
                                                 -----------
                                                    388,576
                                                 -----------
TRUCKING, SHIPPING (1.7%)
Autostrade Conc E Costr-Priv          210,000       266,108
Brambles Industries Ltd.               60,000       573,065
Frans Maas Groep *                     13,500       420,007
Irish Continental Group               145,442       945,859
Kamigumi Co. Ltd.                      41,000       436,126
Kawasaki Kisen Kaisho *               120,000       481,686
Nedlloyd Groep N.V. *                  36,500     1,196,559
Unitor Ships Service                   55,000       926,978
Western Bulk Shipping +                94,500       509,949
Yamato Transport                      100,000     1,234,320
                                                 -----------
                                                  6,990,657
                                                 -----------
 TOTAL BUSINESS SERVICES (6.7%)                  28,178,983
                                                 -----------
CAPITAL GOODS
BUILDING MATERIALS &
 FOREST PRODUCTS (0.8%)
BPB Industries                        150,000       692,402
Carter Holt Harvey                     30,000        61,454
CHG Industries                         18,000        52,164
CHG Industries -- Warrants *            9,000         9,975
Fletcher Challenge                    120,000       281,922
Lafarge Coppee                         20,000     1,422,955
Lafarge Corp.                           7,000       122,260
Macmillan Bloedel Ltd.                 40,000       502,584
Nichiha                                 5,000        93,327

                               67

THE HUDSON RIVER TRUST
GLOBAL PORTFOLIO
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 1994

                                   NUMBER OF        VALUE
                                    SHARES        (NOTE 1)
                                 -----------  ---------------
COMMON STOCKS (Continued):
Pacific Chemicals Berhad               50,000    $   211,474
                                                 -----------
                                                   3,450,517
                                                 -----------
BUILDING & CONSTRUCTION (3.0%)
Bam Groep Holdings                      1,012         60,346
BBC Brown Boveri                        1,800      1,549,733
Boskalis Westminster                    5,000        101,977
Bufete Industrial S.A. (ADS)           20,000        590,000
C-Cube Corp.                           13,000        123,934
Fomento de Construcciones Y
 Contratas S.A.                         1,200        117,409
Fukuda Corp.                           60,000        740,592
Kanamoto Co. Ltd.                      28,600        594,099
Kaneshita Construction                100,000      1,404,917
Kyosei Rentemu Co. Ltd.                19,000        524,335
Macmahon Holdings Ltd. *            2,000,000        914,795
Nichiei Construction                   20,000        226,794
Paul Y.-ITC Construction            1,250,000        273,021
PS Corp.                               47,400        899,007
Royal Plastics Group Ltd. *+          136,400      1,069,613
Sacos Corp.                            23,200        602,990
Sekisui House -- Warrants *                20          3,750
Sho Bond Construction                  30,000        782,740
Sphinx                                 12,000        371,957
Suido Kiko Kaisha                      51,000        685,800
Toda Construction *                    77,000        687,707
Wesco, Inc.                            12,000        411,841
                                                 -----------
                                                  12,737,357
                                                 -----------
ELECTRICAL EQUIPMENT (1.2%)
Alcatel Alsthom                         1,000         85,377
Alcatel Cable S.A. *                   20,000      1,644,636
Omron Corp.                            85,000      1,569,493
Philips N.V. (ADR)                      3,000         88,125
Toshiba Corp.                         130,000        943,201
Vae Eisenbahnsys                        4,183        475,698
                                                 -----------
                                                   4,806,530
                                                 -----------
MACHINERY (3.1%)
Caterpillar, Inc.                      23,000      1,267,875
Construcciones Auxiliar Ferro           9,425        508,326
Fanuc Co.                              36,500      1,717,863
Hitachi Zosen                         115,000        101,784
Jurong Shipyard                        18,000        138,319
Kalmar Industries AB *+                70,000        786,615
Keppel Corp.                          140,000      1,191,081
Keyence Corp.                          23,000      2,608,128
Mitsubishi Heavy Industries           180,000      1,372,805
Namura Shipbuilding                    15,000        122,077
Siebe *                               160,000      1,395,757
SMC Corp.                              28,200      1,604,556
THK Co. Ltd.                              600         15,173
Unidare                                35,000        140,906
                                                 -----------
                                                  12,971,265
                                                 -----------
 TOTAL CAPITAL GOODS (8.1%)                       33,965,669
                                                 -----------
CONSUMER CYCLICALS
AIRLINES (0.7%)
British Airways                       150,000        837,924
KLM *                                  90,000      2,208,926
                                                 -----------
                                                   3,046,850
                                                 -----------





                                   NUMBER OF        VALUE
                                    SHARES        (NOTE 1)
                                 -----------  ---------------
COMMON STOCKS (Continued):
APPAREL, TEXTILE (0.3%)
Chargeurs                               4,000   $   873,245
Tokyo Style Co. Ltd.                   22,000       373,106
                                                 -----------
                                                  1,246,351
                                                 -----------
AUTO RELATED (1.4%)
Autoliv AB (ADS) *+                    11,850       454,744
Daikin Manufacturing                   62,000     1,306,573
Kasai Kogyo Co.                        29,000       175,193
Mabuchi Motors                         30,200     2,272,955
Minebea Co.                           160,000     1,348,721
Pacific Dunlop                         63,500       168,853
                                                 -----------
                                                  5,727,039
                                                 -----------
AUTOS & TRUCKS (3.0%)
Chrysler Corp.                         85,800     4,204,200
General Motors Corp.                   83,000     3,506,750
Honda Motor Corp.                      58,000     1,030,206
Kia Motors Corp. (GDS) *+              16,800       285,600
M.A.N. AG                               4,000     1,089,278
Mitsubishi Motors Corp.               160,000     1,568,690
Volvo AB, Series B                     55,500     1,045,680
                                                 -----------
                                                 12,730,404
                                                 -----------
FOOD SERVICES, LODGING (0.4%)
AAPC Limited                        1,500,000       883,785
ABR Holdings Ltd.                     120,000        63,396
Cafe de Coral                         250,000        61,389
Ciga Hotel *                        1,000,000       576,552
International Fast Food Corp. *+        8,000        18,000
International Pizza Corp. *+           32,700        53,138
International Pizza Corp. --
 Warrants *+                           32,700         8,175
Ryan Hotels PLC                       500,000       205,165
                                                 -----------
                                                  1,869,600
                                                 -----------
HOUSEHOLD FURNITURE, APPLIANCES (1.5%)
Atag Holdings *                         3,800       245,206
Industrie Natuzzi (ADR)                57,500     1,955,000
Morishita Co. Ltd.                     13,000       166,984
Nippon Electric Glass *                69,000     1,370,998
Noritz Co.                             31,600       589,824
Sharp Corp.                            70,000     1,264,425
Shimachu Co.                           17,000       612,444
Videocon International Ltd. (GDR)
 *                                     20,000        97,600
                                                 -----------
                                                  6,302,481
                                                 -----------
LEISURE RELATED (0.8%)
Genting Berhad                         44,000       377,364
Nelvana Limited *+                    100,000     1,069,328
Polygram                               25,000     1,162,365
Skis Rossignol                            400       149,036
Thorn EMI                              25,000       404,879
                                                 -----------
                                                  3,162,972
                                                 -----------
PHOTO & OPTICAL (0.6%)
Eastman Kodak Co.                      25,600     1,222,400
Luxottica Group (ADR)                  36,000     1,228,500
                                                 -----------
                                                  2,450,900
                                                 -----------

                               68

THE HUDSON RIVER TRUST
GLOBAL PORTFOLIO
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 1994


                                      NUMBER OF        VALUE
                                       SHARES        (NOTE 1)
                                    -----------  ---------------
COMMON STOCKS (Continued):
RETAIL -- GENERAL (3.6%)
Centros Comerciales Pryca SA *          8,000    $   120,629
Centros Commerciales Continent *       22,500        452,930
Charle Co.                              6,000        136,076
Eidensha Co. Ltd.                      62,000        839,940
Elektra *                              60,000        430,553
Fu Hui Jewellery *                    900,000         53,506
Heiton Holdings PLC                   581,428        612,198
Home Depot, Inc.                       25,000      1,150,000
Home Wide Corp.                         5,000         93,327
Ishiguro Homa                          27,000        650,276
Matsuyadenki Co. Industries *          15,000        156,548
Mr. Max Corporation                       300          7,737
Nissen Corp. Ltd.                      39,480      1,220,255
Rinascente                            200,000      1,124,740
Sato Corp. *                           43,000      1,165,078
Sears Roebuck & Co.                    92,600      4,259,600
Shimamura Co. Ltd.                     32,000      1,605,620
Swank International Manufacturing   1,400,000        220,743
Swank International
 Manufacturing -- Warrants *          120,000          4,653
Tsutsumi Jewelry Co.                    3,000        273,959
Xebio Co.                              18,000        711,691
                                                 -----------
                                                  15,290,059
                                                 -----------
 TOTAL CONSUMER CYCLICALS (12.3%)                 51,826,656
                                                 -----------
CONSUMER NONCYCLICALS
BEVERAGES (0.3%)
Panamerican Beverages                  35,000      1,106,875
Whitbread Series A                     30,000        265,225
                                                 -----------
                                                   1,372,100
                                                 -----------
DRUGS (1.4%)
Astra AB, Series A                     60,000      1,550,352
Lilly (Eli) & Co.                       4,000        262,500
Merck & Co., Inc.                      32,000      1,220,000
Pfizer, Inc.                            8,000        618,000
Roche Holdings AG Genusscheine             80        387,166
Santen Pharmaceutical Co.              31,000        855,494
Schering AG                             1,800      1,178,976
                                                 -----------
                                                   6,072,488
                                                 -----------
FOODS (0.7%)
Burns, Philip & Co. Ltd.              140,000        331,032
Nestle AG -- Registered                   500        476,318
Shriram Industrial
 Enterprises Ltd. *+                   55,000      1,540,000
Viscofan Envoltura                     30,000        455,779
                                                 -----------
                                                   2,803,129
                                                 -----------
HOSPITAL SUPPLIES & SERVICES (1.5%)
Abbott Laboratories, Inc.              31,000      1,011,375
Guidant Corp. *                        40,000        640,000
Healthsource, Inc. *                   64,000      2,616,000
International Reagents                  3,000         27,095
Quest Medical, Inc. *                  49,543        260,101
United Healthcare Corp.                26,500      1,195,813
U.S. Healthcare, Inc.                  18,000        742,500
                                                 -----------
                                                   6,492,884
                                                 -----------




                                      NUMBER OF        VALUE
                                       SHARES        (NOTE 1)
                                    -----------  ---------------
COMMON STOCKS (Continued):
RETAIL -- FOOD (0.6%)
Argyll Group                           25,000   $   104,838
Family Mart Co.                        14,000       864,024
Kesko *                               120,000     1,393,205
                                                 -----------
                                                  2,362,067
                                                 -----------
TOBACCO (1.0%)
Loews Corp.                            25,800     2,241,375
Philip Morris Cos., Inc.               33,000     1,897,500
                                                 -----------
                                                  4,138,875
                                                 -----------
 TOTAL CONSUMER NONCYCLICALS (5.5%)              23,241,543
                                                 -----------
CREDIT SENSITIVE
BANKS (2.5%)
ABN Amro Holdings                     5,000         173,707
Akita Bank                           58,000         462,720
Allied Irish Bank                   320,000       1,337,830
Allied Irish Bank -- Warrants *      30,000         125,422
Australia & New Zealand Bank        150,000         494,222
Banco Latinoamericano
 de Exportaciones S.A.               47,400       1,481,250
Banco Osorno Y La Union (ADR) *      15,000         161,250
Bancomer B Local                    300,000         144,121
Bancomer C Local                    995,000         540,000
Barclays Bank                        80,000         764,224
Citicorp                             13,500         558,562
Dao Heng Bank Group Ltd.             81,000         230,307
Grupo Financiero Banorte
 (Class C)                          143,000         347,799
Hachijuni Bank                       40,000         473,658
Hock Hua Bank                       150,000         452,320
HSBC Holding PLC                     62,000         669,078
Lloyds Bank PLC                      10,000          86,452
Overseas Union Bank                 188,400       1,098,730
Schweiz Bankverein                      500         138,273
Shawmut National Corp.               10,000         163,750
Toho Bank                            40,000         283,392
Yamanashi Chuo Bank                  24,000         267,336
                                                 -----------
                                                 10,454,403
                                                 -----------
FINANCIAL SERVICES (2.9%)
American Express Co.                 41,000       1,209,500
Americredit Corp. *                 326,700       1,960,200
Capital One Financial Corp. *        70,000       1,120,000
Credit Local de France               12,000         858,266
Dean Witter Discover & Co.           20,000         677,500
Franchise Finance Corp. of America   43,000         747,125
Govett & Co.                         30,000         167,115
Hong Leong Finance                  160,000         456,672
Invesco                             460,000       1,180,447
JCG Holdings                        142,000          73,868
Mercury Finance Co.                   8,700         113,100
Nichiei Co. Ltd.                     15,000         963,372
Nomura Securities Co.                 7,000         145,409
Promise Co. Ltd.                     25,000       1,276,969
SBSI Holding PLC                      1,300         301,910

                               69

THE HUDSON RIVER TRUST
GLOBAL PORTFOLIO
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 1994

                                   NUMBER OF        VALUE
                                    SHARES        (NOTE 1)
                                 -----------  ---------------
COMMON STOCKS (Continued):
Student Loan Marketing Association   27,000      $   877,500
Yamaichi Securities                  59,000          446,422
                                                 -----------

                                                  12,575,375
                                                 -----------
INSURANCE (5.1%)
Acceptance Industries Cos.,
 Inc. *                              85,100        1,276,500
American International
 Group, Inc.                         57,500        5,635,000
CNA Financial Corp. *                   700           45,413
Dai Tokyo Fire & Marine              25,000          182,137
General Re Corp.                      1,400          173,250
John Alden Financial Corp.           99,200        2,852,000
MGIC Investment Corp.                 4,900          162,313
PennCorp Financial Group, Inc.       75,700          993,563
Progressive Corp.                    17,000          595,000
Pxre Corp.                           32,100          906,825
TIG Holdings, Inc.                   43,000          806,250
Transnational Re Corp. *             32,000          752,000
Travelers, Inc.                     126,000        4,095,000
Twentieth Century Industries, Inc.  254,000        2,667,000
USF&G Corp.                          25,500          347,438
                                                 -----------
                                                  21,489,689
                                                 -----------
MORTGAGE RELATED (0.2%)
Federal National
 Mortgage Association                 9,900          721,463
                                                 -----------
REAL ESTATE (3.4%)
AMLI Residential Property Trust      17,000          318,750
Associated Estates Realty Corp.      25,000          525,000
Avalon Properties, Inc.               9,700          223,100
CBL & Associates Properties          25,700          530,063
Cheung Kong Holdings                180,000          732,795
Chubu Sekiwa Real Estate             30,000          388,359
Columbus Realty Trust                19,000          351,500
DBS Land                            110,000          327,547
Essex Property Trust, Inc.           32,800          496,100
First Capital Corp.                  50,000          168,096
First Industrial Realty Trust         8,000          156,000
Gables Residential Trust             31,000          666,500
Highwoods Properties, Inc.           16,000          346,000
JDN Realty Corporation               13,000          260,000
JP Realty, Inc.                      76,300        1,602,300
Liberty Property Trust               10,000          196,250
Macerich Co.                         34,000          726,750
Manufactured Home Communities        30,000          596,250
Paragon Group, Inc.                  20,000          380,000
Regency Realty Corp.                  9,000          150,750
Saul Centers, Inc.                   26,000          383,500
Simon Property Group, Inc.           14,000          339,500
Spieker Properties, Inc.             22,200          452,325
Storage USA, Inc.                    35,000          962,500
Summit Properties                    41,000          789,250
Sun Communities, Inc.                41,000          922,500
Tucker Properties, Corp.             54,900          699,975








                                   NUMBER OF        VALUE
                                    SHARES        (NOTE 1)
                                 -----------  ---------------
COMMON STOCKS (Continued):
Walden Residential Properties,
 Inc.                                27,900      $   498,712
                                                 -----------
                                                  14,190,372
                                                 -----------
UTILITY -- ELECTRIC (2.5%)
Chilectra S.A.+                      10,000         500,000
Enersis S.A. (ADR)                   20,000         555,000
EVN                                   3,600         467,837
FECSA                                80,000         424,786
Hidroelectrica del Cantabrico         8,000         218,774
Powergen PLC                        800,000       6,697,130
Veba                                  5,000       1,732,004
                                                 -----------
                                                 10,595,531
                                                 -----------
UTILITY -- GAS (0.0%)
ENRON Corp.                           5,000         152,500
                                                 -----------
UTILITY -- TELEPHONE (1.5%)
Atlantic Tele-Network *              15,000         128,438
Empresas Telex-Chile S.A. (ADR)      20,000         212,500
Kon PTT Nederland +                  78,000       2,628,933
Philippine Long Distance
 Telephone Co.                       12,500         689,063
Sprint Corp.                         41,000       1,132,625
Stet D Risp Port                    120,000         284,515
Stet-Societa Finanziaria
 Telefonica (ADR)                    64,000         188,641
Telefonica de Espana S.A.            40,000         472,491
Telephone & Data Systems, Inc.        9,700         447,413
                                                 -----------
                                                  6,184,619
                                                 -----------
 TOTAL CREDIT SENSITIVE (18.1%)                  76,363,952
                                                 -----------
ENERGY
OIL -- DOMESTIC (0.4%)
Anadarko Petroleum Corp.              6,700         257,950
Apache Corp.                         12,000         300,000
Enron Oil and Gas Co.                16,600         311,250
XCL Corp. *                         850,000         690,625
                                                 -----------
                                                  1,559,825
                                                 -----------
OIL -- INTERNATIONAL (0.7%)
Ampolex Ltd.                        312,000         841,735
Aran Energy PLC *                   500,000         336,421
Canadian Occidental                   5,000         112,500
Norsk Hydro AS                       34,600       1,360,692
Yukong Ltd. (GDR) *+                 35,000         507,500
                                                 -----------
                                                  3,158,848
                                                 -----------
OIL -- SUPPLIES & CONSTRUCTION (1.0%)
Baker Hughes, Inc.                   37,000         675,250
CHC Helicopter Corp.                 30,000         136,339
Coflexip (ADR)+                      45,117       1,048,970
Energy Service, Inc. *               36,000         441,000
Seagull Energy Corp. *               25,000         478,125
Sonat Offshore Drilling, Inc.        10,000         177,500
Western Atlas, Inc. *                32,100       1,207,763
                                                 -----------
                                                  4,164,947
                                                 -----------
 TOTAL ENERGY (2.1%)                              8,883,620
                                                 -----------
ELECTRONICS (9.2%)
Alps Electric Co.*                   80,000       1,051,681
Casio Computer Co. Ltd.              21,000         265,529
                                                 -----------

THE HUDSON RIVER TRUST
GLOBAL PORTFOLIO
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 1994


                                   NUMBER OF        VALUE
                                    SHARES        (NOTE 1)
                                 -----------  ---------------
COMMON STOCKS (Continued):
Cisco Systems, Inc. *                 110,000    $ 3,863,750
Disco Co.                               6,000        188,460
EMC Corp. *                           174,000      3,762,750
Fuji Electronics Co.                   39,000      1,084,094
Futaba Corp.                           22,000      1,178,926
General Instrument Corp. *            106,000      3,180,000
GP Batteries International             50,000        137,500
Hirose Electric Co. Ltd.               12,000        735,775
Innotech Corp. *                        2,100         91,460
Intel Corp.                            60,000      3,832,500
Kokusai Electric                        2,000         38,535
Kyocera Corp.                          18,000      1,334,872
Lasertec Corp.                          3,000        141,495
Motorola, Inc.                         45,400      2,627,525
Murata Manufacturing Co. Ltd.          38,000      1,468,138
NEC Corp.                             109,000      1,246,964
Nikon Corp.                           149,000      1,448,881
Rohm Co. Ltd.                          70,000      2,964,375
Sensonar AS *                         150,000        931,414
TDK Corp.                              55,000      2,665,830
Techno Ryowa                            4,000         86,302
Texas Instruments, Inc.                 5,500        411,813
Tokin Corp.                            36,000        509,383
Tokyo Electron                         70,000      2,177,622
Tokyo Ohka Kogyo                       33,000      1,155,745
                                                 -----------
                                                  38,581,319
                                                 -----------
TECHNOLOGY
OFFICE EQUIPMENT (1.0%)
Canon Aptex, Inc.                      19,400        595,725
Canon, Inc.                           147,000      2,493,026
Fujitsu Ltd.                           97,000        983,141
Ricoh Elemex Corp.                     22,000        300,251
                                                 -----------
                                                   4,372,143
                                                 -----------
OFFICE EQUIPMENT SERVICES (0.5%)
Canon Sales                             8,000        242,449
Computer Two Thousand                     800        211,661
Getronics N.V.                         20,333        741,539
Microsoft Corp. *                       4,300        262,838
Sidus Systems, Inc. *+                 24,600        151,256
Silicon Graphics, Inc. *               16,000        494,000
                                                 -----------
                                                   2,103,743
                                                 -----------
TELECOMMUNICATIONS (5.0%)
AirTouch Communications, Inc. *        80,000      2,330,000
BCE Mobile
 Communications, Inc. *                18,000        571,021
Bell Cablemedia PLC (ADR) *            49,300        998,325
Cellular Communications
 Puerto Rico, Inc. *                    7,600        254,600
DDI Corporation                           210      1,812,343
DSC Communications Corp. *             53,600      1,922,900
Filtronic Comtek PLC *              1,778,000      4,729,613
Kinseki                                 4,000         73,457






                                   NUMBER OF        VALUE
                                    SHARES        (NOTE 1)
                                 -----------  ---------------
Mannesmann AG                         11,000     $ 2,981,318
Nihon Dempa Kogyo                     55,000       1,893,126
Qualcomm, Inc. *                       6,300         151,200
Rogers Cantel Mobile
 Communications, Inc.
 (Class B) *                          20,000         588,130
Rogers Cantel Mobile
 Communications, Inc.
 (Class B) (ADR) *                    63,900       1,863,084
United States Cellular Corp. *        27,600         903,900
                                                 -----------
                                                  21,073,017
                                                 -----------
 TOTAL TECHNOLOGY (15.7%)                         66,130,222
                                                 -----------
DIVERSIFIED
MISCELLANEOUS (1.0%)
Alba                                  9,300          394,203
Cie Generale des Eaux                 1,000           97,173
Corning, Inc.                        18,000          537,750
Hanson Trust                        300,000        1,083,198
Indonesia Fund, Inc. *               25,000          306,250
International UNP Holdings *+       450,000          304,759
International UNP Holdings --
 Warrants *+ (a)                    225,000           41,704
James Crean PLC                      50,000          212,907
Renong Berhad                       200,000          247,503
Taiwan Fund                          32,200          929,775
Wembley Industries Holdings Berhad
 *                                  100,000          151,165
                                                 -----------
 TOTAL DIVERSIFIED (1.0%)                          4,306,387
                                                 -----------
TOTAL COMMON STOCKS (79.3%)
 (Cost $333,186,074)                             334,316,428
                                                 -----------
PREFERRED STOCKS:
CAPITAL GOODS (0.1%)
MACHINERY
Gea AG *                              1,280          408,041
                                                 -----------
CONSUMER CYCLICALS (0.2%)
AUTOS & TRUCKS
Bayer Moteren Werke AG                2,726          981,582
                                                 -----------
CREDIT SENSITIVE (0.2%)
INSURANCE
Marschollek Lauten Partners           1,600          856,968
                                                 -----------
TECHNOLOGY
OFFICE EQUIPMENT (0.2%)
Dell Computer Corp. +
 7.00% Conv.                          5,000          860,000
                                                 -----------
TELECOMMUNICATIONS (0.4%)
Nokia +                               9,000        1,329,876
Nokia Oy Cum                          2,000          294,684
                                                 -----------
                                                   1,624,560
                                                 -----------
 TOTAL TECHNOLOGY (0.6%)                           2,484,560
                                                 -----------
TOTAL PREFERRED STOCKS (1.1%)
 (Cost $2,717,170)                                 4,731,151
                                                 -----------

THE HUDSON RIVER TRUST
GLOBAL PORTFOLIO
PORTFOLIO OF INVESTMENTS (Concluded)
December 31, 1994

                                     PRINCIPAL        VALUE
                                      AMOUNT        (NOTE 1)
                                  -------------  -------------
LONG-TERM DEBT SECURITIES:
CREDIT SENSITIVE (0.0%)
UTILITY -- GAS
Natural Gas Holdings Corp.
 10.5% Conv., 10/14/97 ......... $  100,000    $     89,621
                                               --------------
DIVERSIFIED (0.0%)
MISCELLANEOUS
Brierley Investment
 9.0% Conv. Sub. Note, 06/30/98      27,900          18,396
                                               --------------
TOTAL LONG-TERM DEBT SECURITIES (0.0%)
 (Amortized Cost $67,950)  .....                    108,017
                                               --------------
SHORT-TERM DEBT SECURITIES:
COMMERCIAL PAPER
Allomon Funding Corp:
 5.98%, due 01/04/95 ...........  2,000,000       1,998,671
 6.1%, due 01/23/95 ............  4,000,000       3,984,411
Copley Financing Corp.
 6.08%, due 01/31/95 ...........  8,270,000       8,226,702
Ford Motor Credit Co.
 5.85%, due 01/11/95 ...........  7,000,000       6,987,488
General Electric Capital Corp.
 6.1%, due 02/28/95 ............  5,000,000       4,950,014
Merrill Lynch & Co., Inc.
 6.05%, due 01/25/95 ...........  5,000,000       4,978,993
Morgan Stanley Group Inc.
 5.92%, due 01/12/95 ...........  7,500,000       7,485,200






                                     PRINCIPAL        VALUE
                                      AMOUNT        (NOTE 1)
                                  -------------  -------------
SHORT-TERM DEBT SECURITIES
 (Continued):
Preferred Receivables Funding
 6.07%, due 02/02/95 ........... $5,000,000    $  4,972,179
Premium Funding
 5.95%, due 01/13/95 ...........  7,000,000       6,984,960
Sheffield Receivables Corp.
 6.05%, due 01/18/95 ...........  5,000,000       4,984,875
U. S. Leasing Corp.
 6.05%, due 01/31/95 ...........  1,700,000       1,691,143
WMC Finance:
 6.15%, due 01/30/95 ...........  3,000,000       2,984,625
 6.3%, due 03/24/95 ............  5,300,000       5,225,461
Working Capital Management Corp.
 6.12%, due 01/13/95 ...........  5,000,000       4,988,950
                                               --------------
 TOTAL COMMERCIAL PAPER (16.7%)                  70,443,672
                                               --------------
TIME DEPOSITS (0.8%)
Industrial Bank of Japan-N.Y.
 5.875%, due 01/03/95 ..........  3,450,000       3,450,000
                                               --------------
TOTAL SHORT-TERM DEBT SECURITIES (17.5%)
 (Amortized Cost $73,891,228)  .                 73,893,672
                                               --------------
TOTAL INVESTMENTS (97.9%)
 (Cost/Amortized Cost $409,862,422)             413,049,268
CASH AND RECEIVABLES
 LESS LIABILITIES (2.1%)  ......                  8,649,015
                                               --------------
NET ASSETS (100.0%) ............               $421,698,283
                                               ==============

---------------
  * Non-income producing.
  + Security exempt from registration under Rule 144A of the Securities Act
    1933. These securities may only be resold to qualified institutional buyers.
(a) Fair valued.

                      See Notes to Financial Statements.

THE HUDSON RIVER TRUST
AGGRESSIVE STOCK PORTFOLIO
PORTFOLIO OF INVESTMENTS
December 31, 1994


                                   NUMBER OF        VALUE
                                    SHARES        (NOTE 1)
                                 -----------  ---------------
COMMON STOCKS:
BASIC MATERIALS (0.5%)
STEEL
A.K. Steel Holding Corp.*  ......   305,500     $  9,394,118
                                                -----------
BUSINESS SERVICES
PRINTING, PUBLISHING &
 BROADCASTING (8.4%)
IVI Publishing, Inc.* ...........   230,900        2,655,350
Playboy Enterprises, Inc. (Class
 B)* ............................   434,100        4,558,050
Viacom, Inc. (Class B) * ........ 3,600,548      146,272,263
                                                -----------
                                                 153,485,663
                                                -----------
PROFESSIONAL SERVICES (4.1%)
ADT Ltd.* ....................... 3,636,600       39,093,450
ADVO Systems, Inc. ..............   941,175       16,235,269
Catalina Marketing Corp.*  ......   366,200       20,369,875
                                                -----------
                                                  75,698,594
                                                -----------
TRUCKING, SHIPPING (0.6%)
Airborne Freight Corp ...........   560,600       11,492,300
                                                -----------
 TOTAL BUSINESS SERVICES (13.1%)                 240,676,557
                                                -----------
CAPITAL GOODS (0.3%) ............
BUILDING MATERIALS & FOREST PRODUCTS
Universal Forest Products, Inc.     714,700        4,645,550
                                                -----------
CONSUMER CYCLICALS
APPAREL, TEXTILE (4.1%)
Tommy Hilfiger Corp.* ...........   581,600       26,244,700
Nine West Group, Inc.* .......... 1,331,700       37,786,988
Phillips Van Heusen Corp.  ......   747,900       11,405,475
                                                -----------
                                                  75,437,163
                                                -----------
AUTO RELATED (1.1%)
Superior Industries
 International, Inc. ............   772,400       20,372,050
                                                -----------
FOOD SERVICES, LODGING (1.7%)
Hospitality Franchise Systems,
 Inc.* ..........................   831,700       22,040,050
Host Marriott Corp.* ............   953,500        9,177,438
                                                -----------
                                                  31,217,488
                                                -----------
HOUSEHOLD FURNITURE, APPLIANCES (4.0%)
Ethan Allen Interiors, Inc.*  ...   415,800       10,083,150
Heilig Meyers Co. ...............   884,187       22,325,722
Industrie Natuzzi (ADR) ......... 1,184,300       40,266,200
                                                -----------
                                                  72,675,072
                                                -----------
LEISURE RELATED (5.7%)
CUC International, Inc.* ........ 2,321,300       77,763,550
Heritage Media Corp. (Class
 A)*++ ..........................   798,050       21,447,594
Marker International * ..........   279,500        2,096,250
Savoy Pictures Entertainment,
 Inc.* ..........................   356,800        2,319,200
                                                -----------
                                                 103,626,594
                                                -----------
RETAIL-GENERAL (5.0%)
Bombay Co., Inc.*++ ............. 2,445,100       24,756,638
Home Shopping Network, Inc.*  ... 1,194,700       11,947,000
Office Depot, Inc.* ............. 2,313,025       55,512,600
                                                  92,216,238
                                                -----------
 TOTAL CONSUMER CYCLICALS (21.6%)                395,544,605
                                                -----------






                                   NUMBER OF        VALUE
                                    SHARES        (NOTE 1)
                                 -----------  ---------------
COMMON STOCKS (Continued):
CONSUMER NONCYCLICALS ...........
HOSPITAL SUPPLIES & SERVICES (12.6%)
Bard (C.R.), Inc. ...............    655,700   $ 17,703,900
Boston Scientific Corp.* ........  2,553,900     44,374,013
Coastal Healthcare Group*  ......    567,800     15,543,525
Guidant Corp.* ..................    751,000     12,016,000
Healthwise of America, Inc.*++  .    477,135     15,745,455
Incontrol, Inc.* ................    385,000      3,946,250
National Health Laboratories
 Holdings, Inc. .................  4,032,000     53,424,000
Saint Jude Medical, Inc. ........    518,900     20,626,275
Sun Healthcare Group, Inc.*  ....    769,300     19,520,988
Surgical Care Affiliates, Inc.  .  1,377,600     27,896,400
                                                -----------
 TOTAL CONSUMER NONCYCLICALS (12.6%)            230,796,806
                                                -----------
CREDIT SENSITIVE
BANKS (3.9%)
Mellon Bank Corp. ...............  2,341,663     71,713,429
                                                -----------
FINANCIAL SERVICES (0.5%)
Edwards (A.G.), Inc. ............    545,725      9,823,050
                                                -----------
INSURANCE (4.2%)
CNA Financial Corp.* ............  1,174,900     76,221,638
                                                -----------
 TOTAL CREDIT SENSITIVE (8.6%)  .               157,758,117
                                                -----------
ENERGY
COAL & GAS PIPELINES (0.7%)
Cabot Oil and Gas Corp. (Class
 A) .............................    436,700      6,332,150
Questar Corp. ...................    259,800      7,144,500
                                                -----------
                                                 13,476,650
                                                -----------
OIL--DOMESTIC (4.4%)
Diamond Shamrock, Inc. ..........  1,391,800     36,012,825
Louisiana Land & Exploration
 Corp. ..........................    366,200     13,320,525
Nuevo Energy Company*++ .........    742,700     13,368,600
Snyder Oil Corp. ................    464,100      6,903,488
Tosco Corp. .....................    345,000     10,048,125
                                                -----------
                                                 79,653,563
                                                -----------
OIL--INTERNATIONAL (0.5%)
Arethusa Ltd.* ..................    740,800      8,287,700
                                                -----------
OIL--SUPPLIES & CONSTRUCTION (6.9%)
BJ Services Co. .................    317,200      5,352,750
Coflexip (ADR)+++ ...............    799,600     18,590,700
Global Marine, Inc.*++ .......... 10,118,700     36,680,287
Noble Drilling Corp.* ...........  2,603,300     15,294,388
Reading & Bates Corp.* ..........  1,122,800      6,736,800
Rowan Cos., Inc.*++ .............  5,847,900     35,818,388
Sonat Offshore Drilling, Inc.  ..    477,600      8,477,400
                                                -----------
                                                126,950,713
                                                -----------
 TOTAL ENERGY (12.5%) ...........               228,368,626
                                                -----------
TECHNOLOGY
OFFICE EQUIPMENT (0.7%)
Symantec Corp* ..................    698,200     12,218,500
                                                -----------
ELECTRONICS (11.1%)
Altera Corp.* ...................    185,400      7,763,625
American Superconductor Corp.*++     605,700     14,991,075
Applied Materials, Inc.* ........    386,100     16,312,725

THE HUDSON RIVER TRUST
AGGRESSIVE STOCK PORTFOLIO
PORTFOLIO OF INVESTMENTS (Concluded)
December 31, 1994


                                   NUMBER OF        VALUE
                                    SHARES        (NOTE 1)
                                 -----------  ---------------
COMMON STOCKS (Continued):
Bay Networks, Inc.* .............   387,367    $   11,427,327
Cisco Systems, Inc.* ............   491,000        17,246,375
EMC Corp.* ...................... 2,624,800        56,761,300
Lam Research Corp.* .............   376,300        14,017,175
LSI Logic Corp.* ................   149,000         6,015,875
Sensormatic Electronics Corp.  .. 1,641,850        59,106,600
                                               --------------
                                                  203,642,077
                                               --------------
OFFICE EQUIPMENT SERVICES (0.8%)
Informix Corp.* .................    68,700         2,206,988
Lotus Development Corp.* ........   312,600        12,816,600
                                               --------------
                                                   15,023,588
                                               --------------
TELECOMMUNICATIONS (14.5%)
American Satellite Network
 --Warrants* ....................    49,450                 0
BCE Mobile Communications, Inc.*    635,400        20,157,049
Cellular Communications, Inc.
 (Class A)* .....................   994,600        53,211,100
DSC Communications Corp.*  ......   382,300        13,715,013
MFS Communication, Inc.* ........   302,600         9,910,150
Mannesmann AG (ADR) .............   234,500        63,549,500
Millicom International Cellular
 S.A.* ..........................   820,115        24,705,964
Qualcomm, Inc.* .................   465,000        11,160,000
Scientific Atlanta, Inc. ........ 1,941,600        40,773,600
United States Cellular Corp.*  ..   623,800        20,429,450
Vanguard Cellular Systems, Inc.
 (Class A)* .....................   336,150         8,655,863
                                               --------------
                                                  266,267,689
                                               --------------
 TOTAL TECHNOLOGY (27.1%)  ......                 497,151,854
                                               --------------
TOTAL COMMON STOCKS (96.3%)
 (Cost $1,513,870,744) ..........               1,764,336,233
                                               --------------





                                     PRINCIPAL        VALUE
                                      AMOUNT        (NOTE 1)
                                  -------------  -------------
SHORT-TERM DEBT SECURITIES:
COMMERCIAL PAPER
Berkley Funding Corp. 6.05%,
 due 01/04/95 ................. $10,722,000    $   10,714,793
Copley Financing Corp. 6.08%,
 due 01/31/95 .................  10,000,000         9,947,644
Morgan Stanley Group, Inc.
 5.92%, due 01/12/95 ..........  10,000,000         9,980,267
Triple A Funding 6.00%, due
 01/04/95 .....................   5,500,000         5,496,333
                                               ---------------
 TOTAL COMMERCIAL PAPER (2.0%)                     36,139,037
                                               ---------------
TIME DEPOSITS (1.0%)
Industrial Bank of Japan--N.Y.
 5.875%, due 01/03/95 .........  19,400,000        19,400,000
                                               ---------------
U.S. GOVERNMENT (0.3%)
Federal Home Loan Bank 5.75%,
 due 01/10/95 .................   5,000,000         4,992,014
                                               ---------------
TOTAL SHORT-TERM DEBT SECURITIES (3.3%)
 (Amortized Cost $60,531,051)                      60,531,051
                                               ---------------
TOTAL INVESTMENTS (99.6%) (Cost/Amortized
 Cost $1,574,401,795)                           1,824,867,284
CASH AND RECEIVABLES LESS
 LIABILITIES (0.4%) ...........                     7,296,996
                                               ---------------
NET ASSETS (100.0%) ...........                $1,832,164,280
                                               ===============

---------------

   * Non-income producing.
   + Security exempt from registration under Rule 144A of the Securities Act of
     1933. These securities may be resold to qualified institutional buyers.
  ++ Affiliated company as defined under the Investment Company Act of 1940
     (see Note 5).

                      See Notes to Financial Statements.

THE HUDSON RIVER TRUST
CONSERVATIVE INVESTORS PORTFOLIO
PORTFOLIO OF INVESTMENTS
December 31, 1994


                                   NUMBER OF        VALUE
                                    SHARES        (NOTE 1)
                                 -----------  ---------------
COMMON STOCKS:
BASIC MATERIALS
CHEMICALS (0.5%)
Hercules, Inc. ..................  7,000        $  807,625
METALS & MINING (0.4%)
Aluminum Co. of America .........  8,000           693,000
                                                -----------
PAPER (0.3%)
International Paper Co. .........  8,000           603,000
                                                -----------
CHEMICALS--SPECIALTY (0.1%)
Morton International, Inc.  .....  8,000           228,000
                                                -----------
 TOTAL BASIC MATERIALS (1.3%)  ..                2,331,625
                                                -----------
BUSINESS SERVICES
ENVIRONMENTAL CONTROL (0.1%)
WMX Technologies, Inc. ..........  5,000           131,250
                                                -----------
PRINTING, PUBLISHING &
 BROADCASTING (0.2%)
Capital Cities ABC, Inc. ........  4,000           341,000
                                                -----------
PROFESSIONAL SERVICES (0.7%)
First Financial Management Corp.  10,000           616,250
Reynolds & Reynolds Co. ......... 25,000           625,000
                                                -----------
                                                 1,241,250
                                                -----------
 TOTAL BUSINESS SERVICES (1.0%)                  1,713,500
                                                -----------
CAPITAL GOODS
ELECTRICAL EQUIPMENT (0.7%)
General Electric Co. ............ 25,000         1,275,000
                                                -----------
MACHINERY (0.6%)
Caterpillar, Inc. ............... 15,000           826,875
Deere & Co. .....................  2,000           132,500
                                                -----------
                                                   959,375
                                                -----------
 TOTAL CAPITAL GOODS (1.3%)  ....                2,234,375
                                                -----------
CONSUMER CYCLICALS
AUTO RELATED (0.2%)
Lancaster Colony Corp. ..........  9,333           274,157
                                                -----------
RETAIL--GENERAL (0.3%)
Penney (J.C.), Inc. ............. 12,000           535,500
                                                -----------
 TOTAL CONSUMER CYCLICALS (0.5%)                   809,657
                                                -----------
CONSUMER NONCYCLICALS
BEVERAGES (0.3%)
Coca-Cola Co. ................... 10,000           515,000
                                                -----------
FOODS (0.3%)
IBP, Inc. ....................... 18,000           544,500
                                                -----------
HOSPITAL SUPPLIES & SERVICES (0.6%)
Columbia HCA Healthcare Corp.  ..  8,000           292,000
Medtronic, Inc. ................. 12,000           667,500
                                                -----------
                                                   959,500
                                                -----------
SOAPS & TOILETRIES (0.7%)
Gillette Corp. .................. 16,000         1,196,000
                                                -----------
TOBACCO (0.7%)
Philip Morris Cos., Inc. ........ 20,000         1,150,000
UST, Inc. .......................  8,000           222,000
                                                -----------
                                                 1,372,000
                                                -----------
 TOTAL CONSUMER NONCYCLICALS (2.6%)              4,587,000
                                                -----------






                                   NUMBER OF        VALUE
                                    SHARES        (NOTE 1)
                                 -----------  ---------------
COMMON STOCKS (Continued):
CREDIT SENSITIVE
BANKS (0.9%)
Bank of New York Co. ............     35,000    $ 1,015,000
Citicorp ........................      8,000        331,000
First Bank Systems ..............      5,000        166,250
                                                -----------
                                                  1,512,250
                                                -----------
FINANCIAL SERVICES (0.2%)
American Express Co. ............     12,000        354,000
                                                -----------
INSURANCE (0.5%)
AFLAC, Inc. .....................     25,000        800,000
                                                -----------
MORTGAGE RELATED (0.1%)
Federal Home Loan
 Mortgage Corp. .................      3,000        151,500
                                                -----------
UTILITY--GAS (0.3%)
ENRON Corp. .....................     18,000        549,000
                                                -----------
UTILITY--TELEPHONE (0.4%)
Ameritech Corp. .................     12,000        484,500
Sprint Corp. ....................     10,000        276,250
                                                -----------
                                                    760,750
                                                -----------
 TOTAL CREDIT SENSITIVE (2.4%)  .                 4,127,500
                                                -----------
ENERGY
COAL & GAS PIPELINES (0.2%)
Sonat, Inc. .....................     15,000        420,000
                                                -----------
OIL--DOMESTIC (0.4%)
Amoco Corp. .....................      4,000        236,500
Phillips Petroleum Co. ..........     15,000        491,250
                                                -----------
                                                    727,750
                                                -----------
OIL--INTERNATIONAL (0.4%)
Mobil Corp. .....................      6,000        505,500
                                                -----------
 TOTAL ENERGY (1.0%) ............                 1,653,250
                                                -----------
TECHNOLOGY
ELECTRONICS (0.5%)
Molex, Inc. .....................     12,000        414,000
Motorola, Inc. ..................      8,000        463,000
                                                -----------
 TOTAL TECHNOLOGY (0.5%) ........                   877,000
                                                -----------
DIVERSIFIED (0.1%)
MISCELLANEOUS
Allied Signal, Inc. .............      8,000        272,000
                                                -----------
TOTAL COMMON STOCKS (10.7%)
 (Cost $17,712,457) .............                18,605,907
                                                -----------
                                  PRINCIPAL
                                    AMOUNT
                                  ------------
LONG-TERM DEBT SECURITIES:
CREDIT SENSITIVE
BANKS (7.4%)
Abbey National Treasury Services
 6.375% Floater, 03/10/99 ....... $4,800,000      4,786,560
BankAmerica Corp. 7.2%, 04/15/06   3,250,000      2,885,708
Chemical Banking Corp. 7.875%,
 07/15/06 .......................  3,500,000      3,284,190
Citicorp 8.0%, 02/01/03 .........  2,000,000      1,928,320
                                                -----------
                                                 12,884,778
                                                -----------

THE HUDSON RIVER TRUST
CONSERVATIVE INVESTORS PORTFOLIO
PORTFOLIO OF INVESTMENTS (Concluded)
December 31, 1994

                                     PRINCIPAL        VALUE
                                      AMOUNT        (NOTE 1)
                                  -------------  -------------
LONG-TERM DEBT SECURITIES
 (CONTINUED):
FINANCIAL SERVICES (3.6%)
Ford Credit Auto Loan
 Master Trust
 5.625% Series 92-3A, 10/15/95  .. $ 3,500,000   $ 3,449,670
Lehman Brothers Holdings, Inc.
 Zero Coupon Medium Term Note,
 02/10/96 ........................   2,900,000     2,776,750
                                                 -----------
                                                   6,226,420
                                                 -----------
MORTGAGE RELATED (10.7%)
Government National Mortgage
 Association:
 7.5%, 09/15/22 ..................   4,909,581     4,552,105
 7.0%, 05/15/23 ..................     994,472       891,918
 7.0%, 10/15/23 ..................     808,863       725,449
 7.0%, 11/15/23 ..................     181,645       162,913
 7.5%, 01/15/24 ..................   4,850,557     4,497,379
 7.0%, 02/15/24 ..................   3,942,768     3,536,170
 8.0%, 03/15/24 ..................   4,408,834     4,213,192
                                                 -----------
                                                  18,579,126
                                                 -----------
UTILITY--ELECTRIC (1.4%)
Commonwealth Edison 8.125%,
 06/01/07 ........................   2,700,000     2,474,739
                                                 -----------
U.S. GOVERNMENT (22.8%)
U.S. Treasury 7.5% Bond, 11/15/24   41,470,000    39,642,707
                                                 -----------
 TOTAL CREDIT SENSITIVE (45.9%) .                 79,807,770
                                                 -----------
TOTAL LONG-TERM DEBT SECURITIES (45.9%)
 (Amortized Cost $82,411,137)  ...                79,807,770
                                                 -----------
SHORT-TERM DEBT SECURITIES:
COMMERCIAL PAPER
Allomon Funding Corp. 5.9%, due
 01/27/95 ........................   4,000,000     3,982,300
Barton Capital Corp. 6.05%, due
 01/10/95 ........................   3,015,000     3,009,933
Equipment Funding, Inc. 6.05%,
 due 01/09/95 ....................   3,000,000     2,995,462





                                     PRINCIPAL        VALUE
                                      AMOUNT        (NOTE 1)
                                  -------------  -------------
SHORT-TERM DEBT SECURITIES (Continued):
Ford Motor Credit Co. 5.85%, due
 01/11/95 ........................ $ 4,700,000   $ 4,691,599
General Electric Capital Corp.
 6.1%, due 02/28/95 ..............   5,000,000     4,950,014
Goldman Sachs & Co. 6.0%, due
 02/02/95 ........................   5,300,000     5,270,850
International Securitization
 6.1%, due 01/17/95 ..............   6,175,000     6,157,213
Merrill Lynch & Co., Inc. 6.05%,
 due 01/25/95 ....................   3,000,000     2,987,396
October Corp. 6.1%, due 01/27/95     2,500,000     2,488,562
Philip Morris Capital Corp.
 5.85%, due 01/05/95 .............   5,000,000     4,995,938
Preferred Receivables Funding
 6.07%, due 02/02/95 .............   5,000,000     4,972,179
Premium Funding 5.9%, due
 01/10/95 ........................   6,000,000     5,990,167
Sheffield Receivables Corp.
 6.07%, due 02/21/95 .............   3,700,000     3,667,559
Three River Funding 6.1%, due
 01/20/95 ........................   6,000,000     5,979,667
Working Capital Management Corp.
 6.1%, due 01/18/95 ..............   5,900,000     5,882,005
                                                 -----------
 TOTAL COMMERCIAL PAPER (39.2%)                   68,020,844
                                                 -----------
TIME DEPOSITS (4.0%)
Industrial Bank of Japan--N.Y.
 5.875%, due 01/03/95 ............   6,870,000     6,870,000
                                                 -----------
TOTAL SHORT-TERM DEBT SECURITIES (43.2%)
 (Amortized Cost $74,890,844)  ...                74,890,844
                                                 -----------
TOTAL INVESTMENTS (99.8%) ........
 (Cost/Amortized Cost $175,014,438)              173,304,521
CASH AND RECEIVABLES LESS
 LIABILITIES (0.2%) ..............                   386,789
                                                 -----------
NET ASSETS (100.0%) ..............              $173,691,310
                                                 ===========


                      See Notes to Financial Statements.

THE HUDSON RIVER TRUST
GROWTH INVESTORS PORTFOLIO
PORTFOLIO OF INVESTMENTS
December 31, 1994


                                   NUMBER OF        VALUE
                                    SHARES        (NOTE 1)
                                 -----------  ---------------
COMMON STOCKS:
BASIC MATERIALS
CHEMICALS (1.8%)
Akzo Nobel N.V. .................   3,500       $   404,106
Bayer ...........................   1,000           231,665
CNT Group ....................... 700,000            47,948
Dainippon Ink & Chemical, Inc.  .  36,000           176,297
European Vinyls Corp.
 International N.V.* ............   6,100           270,262
Hercules, Inc. ..................  50,000         5,768,750
Indo Gulf Fertilizers (GDR)  ....  50,000           135,000
Mitsui Petrochemical Industries    30,000           264,927
OM Group, Inc. ..................   3,500            84,000
Osaka Organic Chemical
 Industries .....................   1,000            12,042
Riken Vinyl Industries Co. Ltd.     7,000            61,114
Sanyo Chemicals .................  14,000           148,921
Shin-Etsu Chemical Ltd. .........  15,000           298,043
Showa Denko * ...................  35,000           122,579
Solvay Et Cie Societe Anonyme  ..     600           285,491
Tessenderlo Chemie ..............   1,900           637,016
                                                -----------
                                                  8,948,161
                                                -----------
CHEMICALS--SPECIALTY (0.5%)
Morton International, Inc.  .....  80,000         2,280,000
                                                -----------
METALS & MINING (1.6%)
Aluminum Co. of America .........  80,000         6,930,000
Biron Corp. .....................  80,000            40,933
Eramet*+ ........................   1,050            66,841
Gwalia Consolidated .............  95,800           131,456
Hoganas AB, Series B*+ ..........  15,000           232,149
Miramar Mining Corp.* ...........  26,000           111,210
Prime Resource Group* ...........  23,000           166,013
Renison Goldfields* .............  38,000           144,352
RTZ Corp. .......................  20,000           258,810
                                                -----------
                                                  8,081,764
                                                -----------
PAPER (1.4%)
Enso-Gutzeit, Series R ..........  30,000           257,743
Grupo Industrial Durango (ADR)*    12,000           169,500
International Paper Co. .........  80,000         6,030,000
Mayr-Melnhof Karton Aktien*+  ...   6,000           352,721
Oji Paper .......................  24,000           252,885
                                                -----------
                                                  7,062,849
                                                -----------
STEEL (0.8%)
Acerinox S.A. ...................   1,500           156,674
British Steel ................... 100,000           240,580
Co. Siderurgica de Tub (ADS)*+  .   4,000           106,000
Friedrich Krupp AG* .............     300            41,429
Hanwa Co.--Warrants* ............      40             2,000
Kawasaki Steel Corp.* ...........  70,000           292,925
Nippon Steel Corp. ..............  40,000           150,527
Nucor Corp. .....................  40,000         2,220,000
SSAB Svenskt Stal (Class B)  ....   5,000           218,691
                                                -----------
                                                  3,428,826
                                                -----------
 TOTAL BASIC MATERIALS (6.1%)  ..                29,801,600
                                                -----------







                                   NUMBER OF        VALUE
                                    SHARES        (NOTE 1)
                                 -----------  ---------------
COMMON STOCKS (Continued):
BUSINESS SERVICES
ENVIRONMENTAL CONTROL (0.4%)
Powerscreen International  ......  65,000      $   241,050
Tomra Systems ................... 120,000          273,215
WMX Technologies, Inc. ..........  50,000        1,312,500
                                                -----------
                                                 1,826,765
                                                -----------
PRINTING, PUBLISHING & BROADCASTING (0.9%)
Australian Provincial News  .....  10,000           12,171
Capital Cities ABC, Inc. ........  40,000        3,410,000
Central European Media
 Entertainment Ltd.* ............   2,200           30,800
General Media, Inc.--Warrants*  .     700           10,500
Oriental Press Group ............ 200,000           93,700
Reed International ..............   5,000           62,434
Singapore Press Holdings ........   9,000          163,636
Sunshine Broadcasting Network  ..  27,000           37,677
Toppan Printing Co. .............   8,000          111,591
United Newspapers PLC ...........  15,000          110,550
Ver Ned Uitgevers ...............   1,000          103,821
Wolters Kluwer ..................   5,030          372,102
                                                -----------
                                                 4,518,982
                                                -----------
PROFESSIONAL SERVICES (1.8%)
Automated Security Holdings*  ...  51,041           51,913
Blenheim Exhibition Group  ......  25,000           93,885
First Financial Management Corp.   60,000        3,697,500
Reynolds & Reynolds Co. ......... 200,000        5,000,000
                                                -----------
                                                 8,843,298
                                                -----------
TRUCKING, SHIPPING (0.2%)
Autostrade Conc E Costr-Priv.  .. 105,000          133,054
Brambles Industries Ltd. ........  15,000          143,266
Irish Continental Group .........  24,000          156,080
Kawasaki Kisen Kaisho* ..........  20,000           80,281
Nedlloyd Groep N.V.* ............   8,000          262,260
Unitor Ships Service ............   7,000          117,979
Western Bulk Shipping+ ..........  31,500          169,983
Yamato Transport ................  17,000          209,834
                                                -----------
                                                 1,272,737
                                                -----------
 TOTAL BUSINESS SERVICES (3.3%)                 16,461,782
                                                -----------
CAPITAL GOODS ...................
BUILDING MATERIALS & FOREST PRODUCTS (0.1%)
Carter Holt Harvey ..............  20,000           40,970
C.I. Holdings BHD ...............  22,000           79,264
Fletcher Challenge ..............  30,000           70,481
Lafarge Coppee ..................   3,000          213,443
Lafarge Corp. ...................   3,000           52,397
Macmillan Bloedel Ltd. ..........   5,000           62,823
                                                -----------
                                                   519,378
                                                -----------
BUILDING & CONSTRUCTION (0.6%)
BBC Brown Boveri ................     350          301,337
Bufete Industrial S.A. (ADS)  ...   2,700           79,650
Chloride Group .................. 230,000           82,775

                               77

THE HUDSON RIVER TRUST
GROWTH INVESTORS PORTFOLIO
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 1994

                                   NUMBER OF        VALUE
                                    SHARES        (NOTE 1)
                                 -----------  ---------------
COMMON STOCKS (Continued):
Fukuda Corp. ....................  16,000       $   197,491
Kanamoto Co. Ltd. ...............   6,500           135,023
Kaneshita Construction ..........  20,000           280,983
Kyosei Rentemu Co. Ltd. .........   3,000            82,790
Macmahon Holdings Ltd.* ......... 800,000           365,918
Ohmori ..........................   4,000            76,267
Paul Y.-ITC Construction ........ 450,000            98,288
PS Corp. ........................  10,000           189,664
Royal Plastics Group Ltd.*+  ....  26,500           207,806
Sacos Corp. .....................   5,700           148,149
Sho Bond Construction ...........   5,000           130,457
Sphinx ..........................   6,000           185,978
Suido Kiko Kaisha ...............   7,000            94,129
Toda Construction* ..............   6,000            53,588
Wesco, Inc. .....................   4,000           137,280
                                                -----------
                                                  2,847,573
                                                -----------
ELECTRICAL EQUIPMENT (1.6%)
Alcatel Cable S.A.* .............   2,000           164,464
General Electric Co. ............ 140,000         7,140,000
Omron Corp. .....................  12,000           221,576
Philips N.V. (ADR) ..............   3,000            88,125
Toshiba Corp. ...................  10,000            72,554
Vae Eisenbahnsys ................   1,633           185,708
                                                -----------
                                                  7,872,427
                                                -----------
MACHINERY (2.2%)
Caterpillar, Inc. ............... 140,000         7,717,500
Construcciones Auxiliar Ferro  ..   3,000           161,802
Deere & Co. .....................  20,000         1,325,000
Fanuc Co. .......................   6,000           282,388
Kalmar Industries AB*+ ..........  12,000           134,848
Keppel Corp. ....................  23,000           195,678
Keyence Corp. ...................   3,600           408,229
Mitsubishi Heavy Industries  ....  10,000            76,267
SMC Corp. .......................   5,500           312,945
Van Der Horst * .................  10,000            30,738
                                                -----------
                                                 10,645,395
                                                -----------
 TOTAL CAPITAL GOODS (4.5%)  ....                21,884,773
                                                -----------
CONSUMER CYCLICALS
AIRLINES (0.1%)
British Airways .................  25,000           139,654
KLM* ............................  15,000           368,154
                                                -----------
                                                    507,808
                                                -----------
AUTO RELATED (0.6%)
Autoliv AB (ADS)*+ ..............   3,000           115,125
Daikin Manufacturing ............   8,000           168,590
Lancaster Colony Corp. ..........  80,000         2,350,000
Mabuchi Motors ..................   4,500           338,685
Minebea Co. .....................  20,000           168,590
Pacific Dunlop ..................  21,000            55,841
                                                -----------
                                                  3,196,831
                                                -----------
AUTOS & TRUCKS (1.3%)
Autozone, Inc.* .................  50,000         1,212,500
Chrysler Corp. ..................  50,000         2,450,000
Harley Davidson, Inc. ...........  80,000         2,240,000
Honda Motor Corp. ...............   8,000           142,097
Kia Motors Corp. (GDS)*+ ........   6,000           102,000







                                   NUMBER OF        VALUE
                                    SHARES        (NOTE 1)
                                 -----------  ---------------
COMMON STOCKS (Continued):
Mitsubishi Motors Corp. .........  25,000      $    245,108
Volvo AB, Series B ..............   5,500           103,626
                                                -----------
                                                  6,495,331
                                                -----------
FOOD SERVICES, LODGING (0.1%)
AAPC Limited .................... 400,000           235,676
ABR Holdings Ltd. ...............  20,000            10,566
Ciga Hotel* .....................  50,000            28,828
International Pizza Corp.*+  ....  16,400            26,650
International Pizza
 Corp.--Warrants*+ ..............  16,400            4,100
                                                -----------
                                                   305,820
                                                -----------
HOUSEHOLD FURNITURE, APPLIANCES (0.3%)
Atag Holdings* ..................   1,300           83,886
Industrie Natuzzi (ADR) .........  15,000          510,000
Maax, Inc.* .....................  25,800          190,822
Morishita Co. Ltd. ..............  11,000          141,295
Nippon Electric Glass* ..........   9,000          178,826
Noritz Co. ......................   1,400           26,131
Sharp Corp. .....................  10,000          180,632
Shimachu Co. ....................   3,000          108,078
                                                -----------
                                                 1,419,670
                                                -----------
LEISURE RELATED (0.4%)
CUC International, Inc.* ........  50,000        1,675,000
Genting Berhad ..................  15,000          128,647
Nelvana Limited*+ ...............  18,000          192,479
Skis Rossignol ..................     200           74,518
Thorn EMI .......................   6,765          109,560
                                                -----------
                                                 2,180,204
                                                -----------
PHOTO & OPTICAL (0.0%)
Luxottica Group (ADR) ...........   7,000          238,875
                                                -----------
RETAIL--GENERAL (3.8%)
Centros Commerciales Continent*     7,500          150,977
Dollar General Corp. ............ 140,000        4,200,000
Eidensha Co. Ltd. ...............  15,000          203,211
Elektra* ........................  16,000          114,814
Fu Hui Jewellery* ............... 400,000           23,780
Hanshin Department Stores*  .....   2,000           14,150
Heiton Holdings PLC ............. 157,142          165,458
Ishiguro Homa ...................   7,000          168,590
Matsuyadenki Co. Industries*  ...   7,000           73,056
Nissen Corp. Ltd. ...............   6,000          185,449
Nordstrom, Inc. .................  80,000        3,360,000
Office Depot, Inc.* ............. 180,000        4,320,000
Penney (J.C.), Inc. ............. 100,000        4,462,500
Rinascente ......................  35,000          196,829
Sato Corp.* .....................   7,000          189,664
Shimamura Co. Ltd. ..............   5,000          250,878
Swank International
 Manufacturing .................. 500,000           78,837
Swank International
 Manufacturing--Warrants* .......  80,000            3,102
Xebio Co. .......................   2,800          110,707
                                                -----------
                                                18,272,002
                                                -----------
 TOTAL CONSUMER CYCLICALS (6.6%)                32,616,541
                                                -----------

THE HUDSON RIVER TRUST
GROWTH INVESTORS PORTFOLIO
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 1994


                                   NUMBER OF        VALUE
                                    SHARES        (NOTE 1)
                                 -----------  ---------------
COMMON STOCKS (Continued):
BEVERAGES (1.1%)
Coca-Cola Co. ................... 100,000       $ 5,150,000
Panamerican Beverages ...........   2,000            63,250
Whitbread Series A ..............   5,000            44,204
                                                -----------
                                                  5,257,454
                                                -----------
CONTAINERS (0.0%)
Intertape Polymer ...............   3,000            47,585
                                                -----------
DRUGS (0.1%)
Astra AB, Series A ..............  15,000           387,588
Roche Holdings AG Genusscheine  .      20            96,791
Santen Pharmaceutical Co.  ......   6,000           165,580
Schering AG .....................      90            58,949
                                                -----------
                                                    708,908
                                                -----------
FOODS (1.0%)
IBP, Inc. ....................... 160,000         4,840,000
Shriram Industrial Enterprises
 Ltd.*+ .........................   8,000           224,000
Viscofan Envoltura ..............   6,000            91,156
                                                -----------
                                                  5,155,156
                                                -----------
HOSPITAL SUPPLIES & SERVICES (2.6%)
Columbia HCA Healthcare Corp.  ..  60,000         2,190,000
Medtronic, Inc. ................. 120,000         6,675,000
Tamro Group* ....................  20,000            92,880
United Healthcare Corp. .........  80,000         3,610,000
                                                -----------
                                                 12,567,880
                                                -----------
RETAIL--FOOD (0.1%)
Argyll Group ....................   5,000            20,968
Family Mart Co. .................   2,000           123,432
Kesko* ..........................  30,500           354,106
                                                -----------
                                                    498,506
                                                -----------
SOAPS & TOILETRIES (2.4%)
Gillette Corp. .................. 160,000        11,960,000
                                                -----------
TOBACCO (2.6%)
Philip Morris Cos., Inc. ........ 180,000        10,350,000
UST, Inc. .......................  80,000         2,220,000
                                                -----------
                                                 12,570,000
                                                -----------
 TOTAL CONSUMER NONCYCLICALS (9.9%)              48,765,489
                                                -----------
CREDIT SENSITIVE
BANKS (3.5%)
Akita Bank ......................   6,000            47,868
Allied Irish Bank ...............  85,000           355,361
Australia & New Zealand Bank  ...  50,000           164,741
Banco Latinoamericano de
 Exportaciones S.A. .............   9,500           296,875
Banco Osorno Y La Union (ADR)*  .  16,200           174,150
Bancomer B Local ................  50,000            24,020
Bank of New York Co. ............ 330,000         9,570,000
Barclays Bank ...................  15,000           143,292
Citicorp ........................ 100,000         4,137,500
Dao Heng Bank Group Ltd. ........  68,000           193,344
First Bank Systems ..............  40,000         1,330,000
Grupo Financiero Banorte (Class
 C) .............................  18,000            43,779







                                   NUMBER OF        VALUE
                                    SHARES        (NOTE 1)
                                 -----------  ---------------
COMMON STOCKS (Continued):
Hock Hua Bank ...................  40,000       $   120,619
HSBC Holding PLC ................  12,000           129,499
International Bank of Asia  ..... 270,000            95,089
Overseas Union Bank .............  20,000           116,638
Schweiz Bankverein ..............     270            74,668
Toho Bank .......................   7,000            49,594
Yamanashi Chuo Bank .............   4,000            44,556
                                                -----------
                                                 17,111,593
                                                -----------
FINANCIAL SERVICES (0.6%)
American Express Co. ............  60,000        1,770,000
Hong Leong Finance ..............  50,000          142,710
Invesco ......................... 100,000          256,619
JCG Holdings ....................  60,000           31,212
MBF Finance .....................  10,000           10,495
Nichiei Co. Ltd. ................   3,000          192,674
Nomura Securities Co. ...........   2,000           41,545
Promise Co. Ltd. ................   6,000          306,473
SBSI Holding PLC ................     300           69,672
                                                -----------
                                                 2,821,400
                                                -----------
INSURANCE (1.0%)
AFLAC, Inc. ..................... 160,000        5,120,000
                                                -----------
MORTGAGE RELATED (0.3%)
Federal Home Loan Mortgage Corp.   30,000        1,515,000
                                                -----------
REAL ESTATE (0.0%)
Cheung Kong Holdings ............  40,000          162,843
Chubu Sekiwa Real Estate ........   4,000           51,781
DBS Land ........................  30,000           89,331
First Capital Corp. .............  10,000           33,619
                                                -----------
                                                   337,574
                                                -----------
UTILITY--ELECTRIC (0.2%)
East Midlands Electricity  ......      40              526
Enersis S.A. (ADR) ..............   5,000          138,750
EVN .............................   2,000          259,909
Hidroelectrica del Cantabrico  ..   2,000           54,693
Powergen PLC ....................  15,000          125,571
Powergen PLC (ADR) ..............     500           42,000
Veba ............................     900          311,761
                                                -----------
                                                   933,210
                                                -----------
UTILITY--GAS (1.1%)
ENRON Corp. ..................... 180,000        5,490,000
                                                -----------
UTILITY--TELEPHONE (0.8%)
Atlantic Tele-Network* ..........   3,000           25,688
Kon PTT Nederland+ ..............  20,000          674,085
Sprint Corp. .................... 100,000        2,762,500
Stet D Risp Port ................  30,000           71,129
Stet-Societa Finanziaria
 Telefonica (ADR) ...............  30,000           88,425
Telefonica de Espana S.A.  ......   8,000           94,498
                                                -----------
                                                 3,716,325
                                                -----------
 TOTAL CREDIT SENSITIVE (7.5%)  .               37,045,102
                                                -----------
ENERGY
COAL & GAS PIPELINES (0.6%)
Sonat, Inc. ..................... 100,000        2,800,000
                                                -----------

                               79

THE HUDSON RIVER TRUST
GROWTH INVESTORS PORTFOLIO
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 1994

                                   NUMBER OF        VALUE
                                    SHARES        (NOTE 1)
                                 -----------  ---------------
COMMON STOCKS (Continued):
OIL--DOMESTIC (1.4%)
Amoco Corp. .....................  40,000       $ 2,365,000
Orbit Oil and Gas* ..............  30,000            25,022
Phillips Petroleum Co. .......... 140,000         4,585,000
Renaissance Energy*+ ............   4,000            77,348
XCL Corp.* ...................... 200,000           162,500
                                                -----------
                                                  7,214,870
                                                -----------
OIL--INTERNATIONAL (0.1%)
Ampolex Ltd. ....................  42,000           113,311
Canadian Occidental .............   3,000            67,500
Norsk Hydro AS ..................   6,000           235,958
Yukong Ltd. (GDR)*+ .............   7,000           101,500
                                                -----------
                                                    518,269
                                                -----------
OIL--SUPPLIES & CONSTRUCTION (0.1%)
CHC Helicopter Corp. ............  28,000           127,250
Coflexip+ .......................  11,000           255,750
                                                -----------
                                                    383,000
                                                -----------
 TOTAL ENERGY (2.2%) ............                10,916,139
                                                -----------
TECHNOLOGY
ELECTRONICS (4.5%)
Applied Materials, Inc.* ........  60,000         2,535,000
Austria Mikro Systeme
 International AG*+ .............   4,500           339,239
Casio Computer Co. Ltd. .........   8,000           101,154
Disco Co. .......................   2,000            62,820
Fuji Electronics Co. ............   9,000           250,176
Futaba Corp. ....................   4,000           214,350
GP Batteries International  .....  34,000            93,500
Hirose Electric Co. Ltd. ........   3,000           183,944
Kyocera Corp. ...................   4,000           296,638
Linear Technology Corp. .........  70,000         3,465,000
Molex, Inc. ..................... 120,000         4,140,000
Motorola, Inc. .................. 120,000         6,945,000
Murata Manufacturing Co. Ltd.  ..   5,000           193,176
NEC Corp. .......................  15,000           171,601
Nikon Corp. .....................  26,000           252,825
Rohm Co. Ltd. ...................  10,000           423,482
Sensonar AS* ....................  30,000           186,283
Sensormatic Electronics Corp.  ..  40,000         1,440,000
TDK Corp. .......................  12,000           581,636
Tokin Corp. .....................   6,000            84,897
Tokyo Electron ..................  10,000           311,089
Tokyo Ohka Kogyo ................   8,000           280,181
                                                -----------
                                                 22,551,991
                                                -----------
OFFICE EQUIPMENT (0.1%)
Canon, Inc. .....................  23,000           390,065
Fujitsu Ltd. ....................  18,000           182,439
Ricoh Elemex Corp. ..............  12,000           163,773
                                                -----------
                                                    736,277
                                                -----------
OFFICE EQUIPMENT SERVICES (1.2%)
Enator 'B' Free* ................  20,000           148,037
Getronics N.V. ..................   6,099           222,429
Oracle Systems Corp.* ...........  90,000         3,971,250
Paychex, Inc. ...................  40,000         1,620,000
Sidus Systems, Inc.*+ ...........   8,100            49,804
                                                -----------
                                                  6,011,520
                                                -----------






                                   NUMBER OF        VALUE
                                    SHARES        (NOTE 1)
                                 -----------  ---------------
COMMON STOCKS (Continued):
TELECOMMUNICATIONS (1.3%)
Andrew Corp.* ...................     70,000    $ 3,657,500
BCE Mobile Communications, Inc.*       4,500        142,755
Bell Cablemedia PLC (ADR)*  .....      7,000        141,750
Cellular Communications Puerto
 Rico, Inc.* ....................      3,600        120,600
DDI Corporation .................         38        327,948
Filtronic Comtek PLC* ...........    296,000        787,382
Mannesmann AG ...................      1,600        433,646
Nihon Dempa Kogyo ...............      8,000        275,364
Rogers Cantel Mobile
 Communications, Inc. (Class B)*       6,000        176,439
                                                -----------
                                                  6,063,384
                                                -----------
 TOTAL TECHNOLOGY (7.1%) ........                35,363,172
                                                -----------
DIVERSIFIED
MISCELLANEOUS (0.6%)
Alba ............................      2,000         84,775
Allied Signal, Inc. .............     60,000      2,040,000
Hanson Trust ....................     50,000        180,533
Indonesia Fund, Inc.* ...........      9,000        110,250
International UNP Holdings*+  ...    143,000         96,845
International UNP Holdings--
 Warrants* (a)+ .................    125,000         23,167
Taiwan Fund .....................      8,000        231,000
                                                -----------
 TOTAL DIVERSIFIED (0.6%)  ......                 2,766,570
                                                -----------
TOTAL COMMON STOCKS (47.8%)
 (Cost $228,904,471) ............               235,621,168
                                                -----------
PREFERRED STOCKS:
CAPITAL GOODS (0.0%)
MACHINERY
Gea AG* .........................        120         38,254
                                                -----------
CONSUMER CYCLICALS
AUTOS & TRUCKS (0.0%)
Bayer Moteren Werke AG ..........        545        196,244
                                                -----------
RETAIL--GENERAL (0.0%)
Hach AG .........................         50         22,263
                                                -----------
 TOTAL CONSUMER CYCLICALS (0.0%)                    218,507
                                                -----------
CREDIT SENSITIVE (0.1%)
INSURANCE
Marschollek Lauten Partners  ....        500        267,802
                                                -----------
TECHNOLOGY (0.1%)
TELECOMMUNICATIONS
Nokia+ ..........................      3,000        443,293
                                                -----------
TOTAL PREFERRED STOCKS (0.2%)
 (Cost $438,659) ................                   967,856
                                                -----------
                                  PRINCIPAL
                                    AMOUNT
                                  ------------
LONG-TERM DEBT SECURITIES:
BASIC MATERIALS
CHEMICALS (0.6%)
Applied Extrusion 11.5%,
 04/01/02 ....................... $1,000,000        990,000

THE HUDSON RIVER TRUST
GROWTH INVESTORS PORTFOLIO (Continued)
PORTFOLIO OF INVESTMENTS
December 31, 1994

                                     PRINCIPAL        VALUE
                                      AMOUNT        (NOTE 1)
                                  -------------  -------------
Buckeye Cellulose 10.25%,
 05/15/01 ...................... $  500,000     $  467,500
G-I Holdings Zero Coupon Sr.
 Disc. Note, 10/01/98 ..........  1,500,000        926,250
Trans Resources, Inc. 11.875%
 Series B Sr. Sub. Note,
 07/01/02 ......................    500,000        455,000
                                                -----------
                                                 2,838,750
                                                -----------
METALS & MINING (0.2%)
Kaiser Aluminum 12.75%,
 02/01/03 ......................  1,000,000      1,007,500
                                                -----------
PAPER (0.5%)
Domtar, Inc. 12.0%, 04/15/01  ..    750,000        780,000
Stone Container Corp. 9.875%,
 02/01/01 ......................  1,000,000        940,000
Sweetheart Cup 10.5%, 09/01/03      500,000        460,000
Williamhouse Regency of
 Delaware, Inc. 11.5%, 06/15/05     500,000        460,000
                                                -----------
                                                 2,640,000
                                                -----------
STEEL (0.2%)
A.K. Steel Corp. 10.75%,
 04/01/04 ......................  1,000,000        990,000
                                                -----------
 TOTAL BASIC MATERIALS (1.5%)  .                 7,476,250
                                                -----------
BUSINESS SERVICES ..............
PRINTING, PUBLISHING & BROADCASTING (1.2%)
American Media Operation
 11.625%, 11/15/04 .............    500,000        512,500
General Media, Inc. 10.625%
 Note, 12/31/00 ................    700,000        658,000
Time Warner Entertainment
 8.375%, 03/15/23 ..............  4,300,000      3,570,032
United States Banknote Corp.
 11.625%, 8/01/02 ..............  1,000,000        880,000
Young Broadcasting 11.75%,
 11/15/04 ......................    500,000        505,000
                                                -----------
 TOTAL BUSINESS SERVICES (1.2%)                  6,125,532
                                                -----------
CAPITAL GOODS
AEROSPACE (0.1%)
Rohr, Inc. 11.625%, 05/15/03  ..    500,000        497,500
                                                -----------
MACHINERY (0.2%)
Specialty Equipment 11.375%,
 12/01/03 ......................  1,000,000        970,000
                                                -----------
 TOTAL CAPITAL GOODS (0.3%)  ...                 1,467,500
                                                -----------
CONSUMER CYCLICALS
APPAREL, TEXTILE (0.2%)
CMI Industries 9.5%, 10/01/03  .  1,000,000        830,000
                                                -----------
RETAIL--GENERAL (0.8%)
Lowe's Companies, Inc. 3.0%
 Conv., 07/22/03 ...............  3,000,000      4,072,500
                                                -----------
 TOTAL CONSUMER CYCLICALS (1.0%)                 4,902,500
                                                -----------






                                     PRINCIPAL        VALUE
                                      AMOUNT        (NOTE 1)
                                  -------------  -------------
LONG-TERM DEBT SECURITIES
 (Continued):
CONSUMER NONCYCLICALS
 CONTAINERS (0.4%)
Calmar Spray Systems 14.0%,
 02/15/99 ...................... $1,000,000     $  995,000
Container Corp. 11.25%,
 05/01/04 ......................    500,000        512,500
Silgan Corp. 11.75% Deb.,
 06/15/02 ......................    400,000        414,000
                                                -----------
                                                 1,921,500
                                                -----------
RETAIL--FOOD (0.3%)
Food for Less 10.45% Sr.
 Unsecured Note, 04/15/00  .....    500,000        490,000
Grand Union Co. 12.25%,
 07/15/02** ....................  2,000,000        790,000
                                                -----------
                                                 1,280,000
                                                -----------
 TOTAL CONSUMER NONCYCLICALS (0.7%)              3,201,500
                                                -----------
CREDIT SENSITIVE
BANKS (1.3%)
BankAmerica Corp. 7.2%,
 04/15/06 ...................... 3,000,000       2,663,730
Chemical Banking Corp. 7.875%,
 07/15/06 ...................... 3,000,000       2,815,020
Dime Bancorp 10.5%, 11/15/05  ..   750,000         742,500
                                                -----------
                                                 6,221,250
                                                -----------
FINANCIAL SERVICES (0.2%)
Keystone Group, Inc. 9.75%,
 09/01/03 ......................   500,000         460,000
NL Industries 11.75%, 10/15/03     700,000         704,375
                                                -----------
                                                 1,164,375
                                                -----------
MORTGAGE RELATED (2.6%)
Government National Mortgage
 Association:
 7.0%, 12/15/23 ................ 6,721,682       6,028,509
 7.5%, 01/15/24 ................ 7,081,813       6,566,173
                                                -----------
                                                12,594,682
                                                -----------
FOREIGN GOVERNMENT (0.6%)
Province of Ontario 5.812%
 Floating Rate,
 08/17/99 (b) .................. 3,100,000       3,078,300
                                                -----------
REAL ESTATE (0.2%)
Scotsman Group 9.5%, 12/15/00  . 1,000,000         905,000
                                                -----------
UTILITY--ELECTRIC (0.7%)
Commonwealth Edison 8.375%,
 02/15/23 ...................... 3,500,000       3,146,220
Texas New Mexico Power Co.
 10.75%, 09/15/03 ..............   500,000         492,500
                                                -----------
                                                 3,638,720
                                                -----------
UTILITY--GAS (0.2%)
Midland Cogeneration Venture
 11.75% Deb. Series A, 07/23/05  1,000,000         913,430
Natural Gas Holdings Corp.
 10.5% Conv., 10/14/97 .........   100,000          89,621
                                                -----------
                                                 1,003,051
                                                -----------

                               81

THE HUDSON RIVER TRUST
GROWTH INVESTORS PORTFOLIO (Continued)
PORTFOLIO OF INVESTMENTS
December 31, 1994

                                     PRINCIPAL        VALUE
                                      AMOUNT        (NOTE 1)
                                  -------------  -------------
LONG-TERM DEBT SECURITIES
 (CONTINUED):
U.S. GOVERNMENT (8.6%)
U.S. Treasury: 6.25%, 08/15/23   $14,905,000    $ 12,105,647
 7.5%, 11/15/24 ................  31,665,000      30,269,745
                                                -----------
                                                  42,375,392
                                                -----------
 TOTAL CREDIT SENSITIVE (14.4%)                   70,980,770
                                                -----------
ENERGY
COAL & GAS PIPELINES (0.2%)
Mesa Capital Corp. 12.75%,
 06/30/98 ......................   1,000,000         862,500
                                                -----------
OIL--DOMESTIC (0.3%)
Flores & Rucks 13.5%, 12/01/04       500,000         503,750
Gerrity Oil Corp. 11.75%,
 07/15/04 ......................   1,000,000         880,000
                                                -----------
                                                   1,383,750
                                                -----------
 TOTAL ENERGY (0.5%) ...........                   2,246,250
                                                -----------
TECHNOLOGY
ELECTRONICS (0.4%)
General Instrument Corp. 5.0%
 Conv., 06/15/00 ...............   1,000,000       1,337,500
Panamsat L.P. 9.75% Sr. Secured
 Notes, 08/01/00 ...............   1,000,000         942,500
                                                -----------
                                                   2,280,000
                                                -----------
TELECOMMUNICATIONS (0.3%)
Centennial Cellular 8.875%,
 11/01/01 ......................     500,000         445,000
Mobile Telecommunications
 13.5%, 12/15/02 ...............     500,000         506,875
USA Mobile Communications
 14.0%, 11/01/04 ...............     500,000         511,250
                                                -----------
                                                   1,463,125
                                                -----------
 TOTAL TECHNOLOGY (0.7%)  ......                   3,743,125
                                                -----------
DIVERSIFIED
MISCELLANEOUS (0.1%)
Brierley Investment 9.0% Conv.
 Sub. Note, 06/30/98 ...........      14,000           9,231
Dade International, Inc. 13.0%,
 02/01/05 ......................     500,000         501,250
                                                -----------
 TOTAL DIVERSIFIED (0.1%)  .....                     510,481
                                                -----------
TOTAL LONG-TERM DEBT SECURITIES (20.4%)
 (Amortized Cost $104,428,218).                  100,653,908
                                                -----------
SHORT-TERM DEBT SECURITIES:
COMMERCIAL PAPER
AGA Capital Corp. 5.95%, due
 01/13/95 ......................   6,300,000       6,286,464
Allomon Funding Corp. 5.9%, due
 01/27/95 ......................   7,000,000       6,969,025






                                     PRINCIPAL        VALUE
                                      AMOUNT        (NOTE 1)
                                  -------------  -------------
SHORT-TERM DEBT SECURITIES
 (Continued):
Barton Capital Corp. 6.1%, due
 01/25/95 ...................... $5,906,000     $  5,880,982
Ciesco LP 6.1%, due 02/08/95  ..  6,400,000        6,357,707
Equipment Funding, Inc.: 6.05%,
 due 01/09/95 ..................  4,000,000        3,993,950
 6.125%, due 02/07/95 ..........  4,000,000        3,974,139
Ford Motor Credit Co. 5.85%,
 due 01/11/95 ..................  7,000,000        6,987,488
General Electric Capital Corp.:
 6.1%, due 02/28/95 ............  5,000,000        4,950,014
 6.13%, due 02/07/95 ...........  6,400,000        6,358,588
Goldman Sachs & Co. 6.0%, due
 02/02/95 ......................  4,470,000        4,445,415
International Securitization
 6.1%, due 01/17/95 ............  3,500,000        3,489,918
Morgan Stanley Group, Inc.
 5.92%, due 01/12/95 ...........  7,000,000        6,986,187
October Corp. 6.1%, due
 01/27/95 ......................  4,750,000        4,728,269
Potomac Electric Power Co.
 6.05%, due 01/19/95 ...........  7,950,000        7,924,615
Philip Morris Capital Corp.
 5.85%, due 01/05/95 ...........  8,000,000        7,993,500
Progress Receivables Funding
 6.08%, due 01/20/95 ...........  7,450,000        7,424,836
Preferred Receivables Funding
 6.12%, due 02/14/95 ...........  7,105,000        7,050,647
Premium Funding: 5.92%, due
 01/17/95 ......................  7,000,000        6,980,431
 6.0%, due 01/26/95 ............  3,375,000        3,360,375
Sheffield Receivables Corp.
 6.05%, due 01/18/95 ...........  5,000,000        4,984,875
Sumitomo Corp. of America 6.3%,
 due 03/28/95 ..................  4,200,000        4,137,578
Three River Funding 6.1%, due
 01/20/95 ......................  7,500,000        7,474,583
Working Capital Management Corp.
 6.12%, due 01/13/95 ...........  7,000,000        6,984,530
Younkers Funding Corp. 6.05%,
 due 01/25/95 ..................  6,440,000        6,412,941
                                                -----------
 TOTAL COMMERCIAL PAPER (28.9%)                  142,137,057
                                                -----------
TIME DEPOSITS (1.1%)
Industrial Bank of Japan--N.Y.
 5.875%, due 01/03/95 ..........  5,300,000        5,300,000
                                                -----------
TOTAL SHORT-TERM DEBT SECURITIES (30.0%)
 (Amortized Cost $147,435,534)                   147,437,057
                                                -----------
TOTAL INVESTMENTS (98.4%) (Cost/Amortized Cost
 $481,206,882)                                   484,679,989
CASH AND RECEIVABLES LESS
 LIABILITIES (1.6%) ............                   7,797,560
                                                -----------
NET ASSETS (100.0%) ............                $492,477,549
                                                ===========

---------------

   * Non-income producing.
  ** Non-income producing--issuer filed for protection under the Federal
     Bankruptcy Code.
   + Security exempt from registration under Rule 144A of the Securities Act of
     1933. These securities may only be resold to qualified institutional buyers.
 (a) Fair valued.
 (b) Interest rate shown on floating rate securities represents the rate at December 31, 1994.

                      See Notes to Financial Statements.

THE HUDSON RIVER TRUST
NOTES TO FINANCIAL STATEMENTS
December 31, 1994

1. Organization and Significant Accounting Policies

   The Hudson River Trust (Trust) (successor to The Hudson River Fund, Inc., a Maryland corporation organized in 1984) was formed as a Massachusetts business trust on July 10, 1987 and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Trust has twelve Portfolios (Portfolios) currently in operation:
Money Market, Intermediate Government Securities, Quality Bond, High Yield, Balanced, Growth and Income, Equity Index, Common Stock, Global, Aggressive Stock, Conservative Investors and Growth Investors. Shares of the Trust are offered to separate accounts of The Equitable Life Assurance Society of the United States (Equitable), a wholly-owned subsidiary of The Equitable Companies Incorporated, Equitable Variable Life Insurance Company (Equitable Variable), a wholly-owned subsidiary of the Equitable, and to separate accounts of other insurance companies unaffiliated with Equitable and Equitable Variable. Effective December 10, 1993 and December 14, 1994, the Trust's Board of Trustees approved the establishment of the Equity Index and International Portfolios, respectively. The Equity Index Portfolio commenced operations on March 1, 1994 at an initial share value of $10. The International Portfolio has not yet commenced operations.

   On September 15, 1993, the Trustees approved an application for an order of approval and exemption under the Investment Company Act of 1940 for filing with the Securities and Exchange Commission (SEC) for the substitution of shares of the Intermediate Government Securities Portfolio for shares of the Short-Term World Income Portfolio (STWIP) (Substitution). On February 22, 1994, 289,703 shares of STWIP with a value of $2,582,814 (including no unrealized appreciation or depreciation) were substituted for 254,893 shares of Intermediate Government Securities Portfolio with a net asset value at the date of substitution of $10.13 per share.

   The following is a summary of the significant accounting policies of the
Trust:

   Stocks listed on national securities exchanges and certain over-the-counter issues traded on the NASDAQ national market system are valued at the last sale price, or, if there is no sale, at the latest available bid price. Other unlisted stocks are valued at their last sale price or, if no reported sale during the day, at a bid price estimated by a broker.

   Convertible preferred stocks listed on national securities exchanges are valued as of their last sale price or, if there is no sale, at the latest available bid price.

   Convertible bonds and unlisted convertible preferred stocks are valued at bid prices obtained from one or more of the major dealers in such securities. Where there is a discrepancy between dealers, values may be adjusted based on recent premium spreads to the underlying common stocks.

   Mortgage backed and asset backed securities are valued at prices obtained from a bond pricing service where available, or at a bid price obtained from one or more of the major dealers in such securities. If a quoted price is unavailable, an equivalent yield or yield spread quotes will be obtained from a broker and converted to a price.

   Purchased options, including options on futures, are valued at their last bid price. Written options are valued at their last asked price.

   Long-term corporate bonds are valued at prices obtained from a bond pricing service of a major dealer in bonds when such prices are available; however, when such prices are not available, such bonds are valued at a bid price estimated by a broker.

   U.S. Treasury securities and other obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities are valued at representative quoted prices.

   Foreign securities not traded directly, or in American Depository Receipt
(ADR) or similar form in the United States, are valued at representative quoted prices in the currency of the country of origin.

THE HUDSON RIVER TRUST
NOTES TO FINANCIAL STATEMENTS--(Continued)
December 31, 1994

   Except for the Money Market Portfolio, short-term debt securities which mature in 60 days or less are valued at amortized cost, which approximates market value. Short-term debt securities which mature in more than 60 days are valued at representative quoted prices. Short-term debt securities held in the Money Market Portfolio are valued at representative quoted prices regardless of the length of maturity.

   Futures and forward contracts are valued at their last sale price or, if there is no sale, at the latest available bid price.

   Other securities, including restricted securities, and assets for which market quotations are not readily available or for which valuation cannot be provided, are valued at "fair value" as determined in good faith by the Valuation Committee of the Board of Trustees.

   Securities transactions are recorded on the trade date net of brokerage fees, commissions, and transfer fees.

   Interest income (including amortization of premium and discount on securities using the effective yield method) is accrued daily. Dividend income is recorded on the ex-dividend date.

   Realized gains and losses on the sale of investments are computed on the basis of the identified cost of the related investments sold.

   The books and records of the Trust are kept in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the bid price last quoted by a composite list of major U.S. banks at the following dates:

    (i) market value of investment securities, other assets and liabilities--at the valuation date.

   (ii) purchase and sales of investment securities, income and expenses--at the date of such transactions.

   Net currency gains or losses realized and unrealized as a result of differences between interest or dividends and withholding taxes recorded on the Portfolio's books and the U.S. dollar equivalent amount actually received or paid are presented under foreign currency transactions in the realized and unrealized gains and losses section of the Statements of Operations.

   The Trust intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its net investment income and net realized capital gains to shareholders of each Portfolio. Therefore, no Federal income tax provision is required. Dividends from net investment income are declared and distributed quarterly; dividends from net realized short-term and long-term capital gains are declared and distributed annually to the shareholders of the Portfolios to which such gains are attributable. All dividends are reinvested in additional full and fractional Shares of the related Portfolios. All dividends are distributed on a tax basis and as such, the amounts may differ from financial statement investment income and realized capital gains.

   Options Written:

   All Portfolios (except for the Money Market and Equity Index Portfolios) may write (sell) covered options as a hedge to provide protection against adverse movements in the price of securities in the portfolio or to enhance investment performance. When a Portfolio writes an option, an amount equal to the premium received by the Portfolio is recorded as a liability and is subsequently adjusted on a daily basis to the current market price of the option written. Premiums received from writing options which expire unexercised are recognized as gains on the expiration date. In writing options, a Portfolio must assume that the option may be exercised at any time prior to the expiration of its obligation as a writer, and that in such circumstances the net proceeds of the sale or cost of purchase of the underlying securities pursuant to the call or put option may be substantially below or above the prevailing market price. A Portfolio also has the additional risk of not being able to enter into a closing purchase transaction if a liquid secondary market does not exist and bears the risk of unfavorable changes in the price of the financial instruments underlying the options.

THE HUDSON RIVER TRUST
NOTES TO FINANCIAL STATEMENTS--(Continued)
December 31, 1994

   Futures and Forward Contracts:

   Futures and forward contracts are agreements to buy or sell a security for a set price in the future. A Portfolio may buy or sell futures and forward contracts for the purpose of protecting its portfolio securities against future changes in interest rates which might adversely affect the value of the Portfolio's securities or the price of securities that it intends to purchase at a later date. Initial margin deposits are made upon entering into futures contracts and can be either in cash or treasury securities. During the period the futures and forward contracts are open, changes in the market price of the contract are recognized as unrealized gains or losses by "marking-to-market" at the end of each trading day. Variation margin payments on futures contracts are received or made, depending upon whether unrealized gains or losses are incurred. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transactions and the Portfolio's basis in the contract. Should interest rates move unexpectedly, the Portfolio may not achieve the anticipated benefits of the futures and forward contracts and may incur a loss. The use of futures and forward contracts transactions involves the risk of imperfect correlation in movements in the price of futures and forward contracts, interest rates and the underlying hedged assets.

   Limitations on Market and Credit Risk:

   Written options, futures and forward contracts involve elements of both market and credit risk in excess of the amounts reflected in the Statements of Assets and Liabilities. The contract amounts of these written options, futures and forward contracts reflect the extent of the Portfolio's exposure to off-balance sheet risk. The Portfolio bears the market risk which arises from any changes in security values. The credit risk for futures contracts is limited to failure of the exchange or board of trade which acts as the counterparty to the Portfolio's futures transactions. Forward contracts are done directly with the counterparty and not through an exchange and can be terminated only by agreement of both parties to the contract. There is no daily margin settlement and the Portfolio is exposed to the risk of default by the counterparty.

   Statement of Position 93-2:

   During the year ended December 31, 1993, the Trust adopted Statement of Position 93-2 Determination, Disclosure and Financial Statement Presentation of Income, Capital Gain, and Return of Capital Distributions by Investment Companies. The Financial Highlights for periods prior to 1993 have not been restated to reflect this change in presentation. For the year ended December 31, 1994, the reclassification arising from current book/tax differences resulted in increases (decreases) to the components of net assets as follows:

                                                    INTERMEDIATE
                                         MONEY       GOVERNMENT                                                 EQUITY
                                        MARKET       SECURITIES    QUALITY BOND   HIGH YIELD     BALANCED        INDEX
                                       PORTFOLIO     PORTFOLIO      PORTFOLIO     PORTFOLIO      PORTFOLIO     PORTFOLIO
                                     -----------  --------------  ------------  ------------  -------------  -----------
Paid-in capital .................... $ 1,966      $ 1,920,941     $(627,091)    $  16,377     $ 1,880,498    $ --
Undistributed (overdistributed) net
 investment income .................  (1,966)       1,623,417       279,195        86,602         809,827      24
Accumulated net realized gain
 (loss) ............................    --         (3,544,358)      347,896      (102,979)     (2,690,325)    (24)

                                                                     AGGRESSIVE     CONSERVATIVE     GROWTH
                                       COMMON STOCK      GLOBAL         STOCK        INVESTORS      INVESTORS
                                        PORTFOLIO      PORTFOLIO      PORTFOLIO      PORTFOLIO      PORTFOLIO
                                     --------------  ------------  -------------  --------------  -----------
Paid-in capital .................... $  6,286,555    $(193,169)    $ 5,068,852    $ 2,293         $  83,015
Undistributed (overdistributed) net
 investment income .................    5,564,130      176,903          32,809      6,360           409,232
Accumulated net realized gain
 (loss) ............................  (11,850,337)      20,126      (5,101,661)    (8,653)         (491,669)
Unrealized depreciation ............         (348)      (3,860)         --           --                (578)

THE HUDSON RIVER TRUST
NOTES TO FINANCIAL STATEMENTS--(Continued)
December 31, 1994

2. Management of the Trust

   Prior to July 22, 1993, Equitable Capital Management Corporation (Equitable Capital) served as the investment adviser to the Trust. On July 22, 1993, Alliance Capital Management L.P. (Alliance) acquired the business and substantially all of the assets of Equitable Capital and became the investment adviser to the Trust. Alliance, a publicly traded limited partnership, is indirectly majority-owned by Equitable. The investment advisory fees are as follows:

                                                                           DAILY AVERAGE NET ASSETS
                                                            ----------------------------------------------------
                                                                  FIRST              NEXT              OVER
                                                               $350 MILLION      $400 MILLION      $750 MILLION
                                                            ----------------  ----------------  ----------------
Common Stock, Money Market and Balanced Portfolios  ....... .40%              .375%             .35%
Aggressive Stock and Intermediate Government Securities  ..
 Portfolios ............................................... .50%              .475%             .45%
High Yield, Global, Conservative Investors and Growth
 Investors Portfolios ..................................... .55%              .525%             .50%
                                                                  FIRST              NEXT              OVER
                                                               $500 MILLION      $500 MILLION       $1 BILLION
                                                            ----------------  ----------------  ----------------
Quality Bond and Growth and Income Portfolios ............. .55%              .525%             .50%
                                                                  FIRST              NEXT              OVER
                                                               $750 MILLION      $750 MILLION      $1.5 BILLION
                                                            ----------------  ----------------  ----------------
Equity Index Portfolio .................................... .35%              .30%              .25%

3. Investment Transactions

   Investment security transactions, excluding short-term debt securities, for the Intermediate Government Securities, Quality Bond, High Yield, Balanced, Growth and Income, Common Stock, Global, Aggressive Stock, Conservative Investors and Growth Investors Portfolios for the year ended December 31, 1994 and for the Equity Index Portfolio for the period from March 1, 1994 (commencement of operations) through December 31, 1994, were as follows:

                                            INTER-
                                            MEDIATE
                                          GOVERNMENT       QUALITY
                                          SECURITIES         BOND         HIGH YIELD       BALANCED
                                           PORTFOLIO      PORTFOLIO       PORTFOLIO       PORTFOLIO
                                        -------------  --------------  --------------  --------------
COST OF PURCHASES:
Stocks and long-term corporate debt
 securities ........................... $         --   $134,633,305    $167,359,906    $701,342,556
U.S. Government securities ............   94,380,590     93,270,874              --     477,346,230
NET PROCEEDS OF SALES AND REDEMPTIONS:
Stocks and long-term corporate debt
 securities ...........................           --    141,178,435     156,633,974     700,154,938
U.S. Government securities ............  193,037,272     83,310,560              --     599,479,317

                                            GROWTH
                                              AND          EQUITY          COMMON
                                            INCOME          INDEX          STOCK           GLOBAL
                                           PORTFOLIO      PORTFOLIO      PORTFOLIO       PORTFOLIO
                                        -------------  -------------  --------------  --------------
COST OF PURCHASES:
Stocks and long-term corporate debt
 securities ........................... $25,677,993    $38,376,103    $2,226,943,788  $372,472,585
U.S. Government securities ............          --             --                --            --
NET PROCEEDS OF SALES AND REDEMPTIONS:
Stocks and long-term corporate debt
 securities ...........................   5,046,500      2,125,119     1,716,672,550   155,242,095
U.S. Government securities ............          --             --                --            --

THE HUDSON RIVER TRUST
NOTES TO FINANCIAL STATEMENTS--(Continued)
December 31, 1994

                                           AGGRESSIVE     CONSERVATIVE       GROWTH
                                             STOCK         INVESTORS       INVESTORS
                                           PORTFOLIO       PORTFOLIO       PORTFOLIO
                                        --------------  --------------  --------------
COST OF PURCHASES:
Stocks and long-term corporate debt
 securities ........................... $1,799,422,407  $ 84,713,505    $345,726,710
U.S. Government securities ............             --   193,764,564     184,082,818
NET PROCEEDS OF SALES AND REDEMPTIONS:
Stocks and long-term corporate debt
 securities ...........................  1,469,648,907    79,812,161     215,006,262
U.S. Government securities ............             --   175,020,009     186,086,343

   No activity is shown for the Money Market Portfolio since it trades exclusively in short-term debt securities.

   Transactions in options written for the year ended December 31, 1994 are summarized as follows:

                                                                            AGGRESSIVE STOCK
                                             COMMON STOCK PORTFOLIO            PORTFOLIO
                                          -------------------------      ----------------------
                                            NUMBER OF      PREMIUMS      NUMBER OF    PREMIUMS
                                            CONTRACTS      RECEIVED      CONTRACTS    RECEIVED
                                          -----------  --------------  -----------  -----------
Options outstanding--January 1, 1994  ...  101,169     $ 33,311,154    200          $  73,148
Options written .........................  271,856       78,739,546    365             75,652
Options terminated in closing purchase
 transactions ........................... (127,236)     (45,145,314)   (565)         (148,800)
Options expired ......................... (157,578)     (40,656,762)   --                  --
Options exercised .......................  (77,211)     (21,736,145)   --                  --
                                          -----------  --------------  -----------  -----------
Options outstanding -- December 31, 1994    11,000     $  4,512,479    --           $      --
                                          ===========  ==============  ===========  ===========

   The Portfolios (except for the Money Market, Intermediate Government Securities and Equity Index Portfolios) may enter into forward currency contracts in order to hedge their exposure to changes in foreign currency exchange rates on its foreign securities holdings. A forward contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contracts and the closing of such contracts is included in realized gains or losses from foreign currency transactions. At December 31, 1994, the Global and Growth Investors Portfolios had outstanding forward currency contracts to buy/sell foreign currencies as follows:

                                              CONTRACT      COST ON        U.S. $       UNREALIZED
                                               AMOUNT     ORIGINATION     CURRENT      APPRECIATION/
GLOBAL PORTFOLIO:                             (000'S)        DATE          VALUE      (DEPRECIATION)
-----------  ----------  -------------  ------------  ---------------  -----------   ----------------
FOREIGN CURRENCY BUY CONTRACTS
British Pounds, expiring 01/03/95-04/03/95   3,805      $ 5,948,934    $ 5,953,560   $   4,626
French Francs, expiring 01/03/95 ..........    305           57,134         57,105         (29)
Netherland Guilders, expiring 01/03/95  ...    431          248,616        248,317        (299)
Spanish Pesetas, expiring 01/03/95  ....... 55,138          418,785        418,846          61
FOREIGN CURRENCY SALE CONTRACTS
British Pounds, expiring 01/17/95-04/03/95   8,993       14,066,610     14,072,162      (5,552)
Deutsche Marks, expiring 01/17/95-04/03/95  16,317       10,394,709     10,529,301    (134,592)
French Francs, expiring 01/03/95 ..........  5,253          970,104        983,454     (13,350)
Irish Punt, expiring 04/03/95 .............    342          531,954        530,042       1,912
Netherland Guilders, expiring 04/03/95  ... 23,143       13,167,909     13,333,410    (165,501)
                                                                                     ----------
                                                                                     $(312,724)
                                                                                     ==========

THE HUDSON RIVER TRUST
NOTES TO FINANCIAL STATEMENTS--(Continued)
December 31, 1994

                                              CONTRACT      COST ON       U.S. $       UNREALIZED
                                               AMOUNT     ORIGINATION     CURRENT     APPRECIATION/
GROWTH INVESTORS PORTFOLIO:                   (000'S)        DATE          VALUE     (DEPRECIATION)
---------------------------                  ----------  -------------  -----------  ---------------
FOREIGN CURRENCY BUY CONTRACTS
British Pounds, expiring 01/03/95-04/03/95    559       $  873,117     $  874,382   $  1,265
French Francs, expiring 01/03/95 ..........     5              880            880         --
Netherland Guilders, expiring 01/03/95  ...   215          124,019        123,870       (149)
FOREIGN CURRENCY SALE CONTRACTS
British Pounds, expiring 01/17/95-04/03/95  1,072        1,677,793      1,676,943        850
Deutsche Marks, expiring 01/17/95-04/03/95  2,531        1,613,029      1,633,484    (20,455)
French Francs, expiring 01/03/95 ..........   803          148,281        150,322     (2,041)
Netherland Guilders, expiring 04/03/95  ... 4,795        2,728,421      2,762,713    (34,292)
                                                                                    ---------
                                                                                    $(54,822)
                                                                                    =========

   As of December 31, 1994, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for Federal income tax purposes was as follows:

                                                                INTER-
                                                                MEDIATE
                                                              GOVERNMENT
                                              MONEY MARKET    SECURITIES       QUALITY        HIGH YIELD
                                               PORTFOLIO       PORTFOLIO    BOND PORTFOLIO    PORTFOLIO
                                            --------------  -------------  --------------  --------------
Aggregate gross unrealized appreciation  .. $     42,874    $        --    $    182,924    $   372,184
Aggregate gross unrealized depreciation  ..      (22,719)      (932,028)     (5,575,988)    (4,429,369)
                                            --------------  -------------  --------------  --------------
Net unrealized appreciation (depreciation)  $     20,155    $  (932,028)   $ (5,393,064)   $(4,057,185)
                                            ==============  =============  ==============  ==============
Federal income tax cost of investments  ... $292,100,623    $44,352,222    $131,940,089    $76,967,632
                                            ==============  =============  ==============  ==============

                                                                GROWTH         EQUITY          COMMON
                                                BALANCED      AND INCOME        INDEX           STOCK
                                               PORTFOLIO       PORTFOLIO      PORTFOLIO       PORTFOLIO
                                            --------------  -------------  -------------  ---------------
Aggregate gross unrealized appreciation  .. $   58,115,371  $   464,112    $ 1,637,492    $  355,407,358
Aggregate gross unrealized depreciation  ..    (82,209,097)    (727,435)    (2,119,469)     (220,027,248)
                                            --------------  -------------  -------------  ---------------
Net unrealized appreciation (depreciation)  $  (24,093,726) $  (263,323)   $  (481,977)   $  135,380,110
                                            ==============  =============  =============  ===============
Federal income tax cost of investments  ... $1,341,262,672  $32,168,190    $37,153,004    $3,313,553,822
                                            ==============  =============  =============  ===============

                                                               AGGRESSIVE     CONSERVATIVE       GROWTH
                                                 GLOBAL          STOCK         INVESTORS        INVESTORS
                                               PORTFOLIO       PORTFOLIO       PORTFOLIO        PORTFOLIO
                                            --------------  --------------  --------------  ---------------
Aggregate gross unrealized appreciation  .. $ 21,585,616    $  317,750,271  $  1,387,744    $ 16,725,079
Aggregate gross unrealized depreciation  ..  (18,857,905)      (71,441,731)   (3,097,661)    (14,654,787)
                                            --------------  --------------  --------------  ---------------
Net unrealized appreciation (depreciation)  $  2,727,711    $  246,308,540  $ (1,709,917)   $  2,070,292
                                            ==============  ==============  ==============  ===============
Federal income tax cost of investments  ... $410,321,557    $1,578,558,744  $175,014,438    $482,609,697
                                            ==============  ==============  ==============  ===============

THE HUDSON RIVER TRUST
NOTES TO FINANCIAL STATEMENTS--(Continued)
December 31, 1994

   At December 31, 1994, the Growth and Income Portfolio had net capital loss carryforwards of $284,490 (of which $2,753 expires in the year 2001 and $281,737 expires in the year 2002), and the Intermediate Government Securities, Quality Bond, High Yield, Balanced, Aggressive Stock, Conservative Investors and Growth Investors Portfolios had net capital loss carryforwards of $9,469,908, $6,513,805, $1,059,564, $19,919,410,
$41,137,196, $6,422,411 and $3,699,317, respectively, which all expire in the year 2002. To the extent the above losses are used to offset future capital gains, it is probable that the gains so offset will not be distributed to shareholders.

4. Capital Share Transactions

   At December 31, 1994, there was an unlimited number of shares of beneficial interest (Shares), without par value, available for issuance by the Board of Trustees. Shares are divided into twelve classes, one class for each Portfolio.

   Transactions in Shares were as follows:

                                                  INTERMEDIATE
                                                   GOVERNMENT
                       MONEY MARKET                SECURITIES
                        PORTFOLIO                   PORTFOLIO
                 --------------------------    --------------------------
                        YEAR ENDED                   YEAR ENDED
                        DECEMBER 31,                  DECEMBER 31,
                     1994          1993           1994            1993
                  -----------   -----------    -----------    -----------
Shares sold .....  34,864,688    18,059,290      3,505,801     3,857,622
Shares issued in
 connection with
 the substitution of
 the Short-Term
 World Income
 Portfolio ......         --             --        254,893             --
Shares issued in
 reinvestment of
 dividends and
 distributions  .   1,126,391         794,237      764,978      2,679,247
                  --------------  ------------  ------------  ------------
Total shares
 issued .........  35,991,079      18,853,527    4,525,672      6,536,869
Shares redeemed   (28,439,024)    (20,867,335) (14,777,456)   (18,684,343)
                  --------------  ------------  ------------  ------------
Net increase
 (decrease) .....   7,552,055      (2,013,808) (10,251,784)   (12,147,474)
                  ==============  ============ =============  ============



         QUALITY BOND                HIGH YIELD
           PORTFOLIO                  PORTFOLIO
 --------------------------------  -----------------
 YEAR ENDED   FOR THE PERIOD FROM    YEAR ENDED
 DECEMBER 31, OCTOBER 1, 1993* TO    DECEMBER 31,
    1994      DECEMBER 31, 1993     1994       1993
 -----------  ------------------  ---------  ---------
  3,600,969       10,608,292      3,096,529    3,126,793





         --              --             --        --



    931,997          137,748       687,436       674,383
-----------      -----------   -----------   -----------

  4,532,966       10,746,040     3,783,965     3,801,176
   (572,547)         (71,663)   (2,156,031)    2,349,883)
-----------      -----------   -----------   -----------

  3,960,419       10,674,377     1,627,934     1,451,293
===========      ===========   ============  ===========







                                                             GROWTH AND
                             BALANCED                          INCOME
                            PORTFOLIO                         PORTFOLIO
                 -----------------------------  ----------------------------------
YEAR ENDED               YEAR ENDED                           FOR THE PERIOD FROM
                         DECEMBER 31,           DECEMBER 31,   OCTOBER 1, 1993* TO
                      1994           1993            1994       DECEMBER 31, 1993
                  -------------  -------------  --------------  -------------------
Shares sold ..... 10,355,446     11,752,209     3,211,395       148,118
Shares issued in
 reinvestment of
 dividends and
 distributions  .  2,742,085      6,673,429        43,243           341
                  -------------  -------------  --------------  -----------
Total shares
 issued ......... 13,097,531     18,425,638     3,254,638       148,459
Shares redeemed   (5,497,701)    (3,093,436)     (149,828)       (2,143)
                  -------------  -------------  --------------  -----------
Net increase  ...  7,599,830     15,332,202     3,104,810       146,316
                  =============  =============  ==============  ===========


      EQUITY INDEX              COMMON STOCK
        PORTFOLIO                 PORTFOLIO
 -------------------  --------------------------
  FOR THE PERIOD FROM       YEAR ENDED
  MARCH 1, 1994* TO         DECEMBER 31,
  DECEMBER 31, 1994      1994        1993
  -------------------  -------------  -----------
  3,972,324            35,758,326     26,722,829



     81,699            17,645,138     27,625,345
  ------------         ------------   -----------

  4,054,023            53,403,464     54,348,174
   (330,143)           (7,202,598)   (12,113,013)
  ------------         ------------- ------------
  3,723,880            46,200,866     42,235,161
  ============         =============  ===========

----------
* Commencement of operations.

THE HUDSON RIVER TRUST
NOTES TO FINANCIAL STATEMENTS--(Continued)
December 31, 1994


                                 GLOBAL                       AGGRESSIVE
                               PORTFOLIO                   STOCK PORTFOLIO
                     --------------------------   ------------------------------
                               YEAR ENDED                     YEAR ENDED
                              DECEMBER 31,                   DECEMBER 31,
                          1994           1993            1994            1993
                     -------------  -------------  --------------  --------------
Shares sold ........ 21,053,323      6,306,138      23,071,977      14,845,578
Shares issued in
 reinvestment of
 dividends and
 distributions .....    898,514        978,012          69,084       4,097,189
                     -------------  -------------  --------------  --------------
Total shares issued  21,951,837      7,284,150      23,141,061      18,942,767
Shares redeemed  ... (1,911,754)    (1,222,905)    (12,173,721)    (10,702,747)
                     -------------  -------------  --------------  --------------
Net increase ....... 20,040,083      6,061,245      10,967,340       8,240,020
                     =============  =============  ==============  ==============



         CONSERVATIVE                 GROWTH
          INVESTORS                  INVESTORS
          PORTFOLIO                  PORTFOLIO
 -------------------------  -----------------------
          YEAR ENDED                YEAR ENDED
         DECEMBER 31,              DECEMBER 31,
      1994         1993          1994         1993
  -----------  -----------  -----------  ----------
  6,795,540    3,854,672    15,839,742   6,494,618



    760,857      791,593       886,613   1,321,388
  -----------  -----------  ----------- ----------
  7,556,397    4,646,265    16,726,355   7,816,006
   (730,909)    (820,799)     (960,533)   (101,336)
  -----------  -----------  ------------ ---------
  6,825,488    3,825,466    15,765,822   7,714,670
  ===========  ===========  ============ =========










5. Transactions with Affiliated Companies

   An affiliated company is a company in which the fund has ownership of at least 5% of the voting securities. Investments in companies which are affiliates as of December 31, 1994 are summarized as follows:

                                                                           MARKET
PORTFOLIO     AFFILIATES                                    COST           VALUE
------------  --------------------------------------  --------------  --------------
Balanced      Aldila ................................ $ 11,724,095    $ 10,369,550
              Spaghetti Warehouse, Inc. .............    7,457,903       1,698,938
              Taco Cabana (Class A) .................   15,582,766       9,922,981
                                                      --------------  --------------
                                                      $ 34,764,764    $ 21,991,469
                                                      ==============  ==============
Common        CBL & Associates ...................... $ 20,591,544    $ 21,794,438
Stock         Chris Craft Industries, Inc. (Class B)    13,002,933      40,989,174
              Essex Properties ......................    6,922,500       5,369,375
              Itel Corp. ............................   32,070,138      62,439,841
              Spieker Properties, Inc. ..............   27,033,088      26,837,950
                                                      --------------  --------------
                                                      $ 99,620,203    $157,430,778
                                                      ==============  ==============
Aggressive    American Superconductor Corp. ......... $  8,408,502    $ 14,991,075
Stock         Bombay Co., Inc. ......................   31,871,510      24,756,638
              Coflexip ..............................   17,343,750      18,590,700
              Global Marine, Inc. ...................   39,034,036      36,680,287
              Healthwise of America, Inc. ...........    7,637,594      15,745,455
              Heritage Media Corp. (Class A)  .......   11,365,125      21,447,594
              Nuevo Energy Company ..................   14,736,639      13,368,600
              Rowan Cos., Inc. ......................   50,087,831      35,818,388
                                                      --------------  --------------
                                                      $180,484,987    $181,398,737
                                                      ==============  ==============

THE HUDSON RIVER TRUST
NOTES TO FINANCIAL STATEMENTS--(Continued)

December 31, 1994


THE HUDSON RIVER TRUST
FINANCIAL HIGHLIGHTS
December 31, 1994


SELECTED DATA FOR A PORTFOLIO SHARE OUTSTANDING THROUGHOUT EACH PERIOD(C)

MONEY MARKET PORTFOLIO:

                                                                 YEAR ENDED DECEMBER 31,
                                               ---------------------------------------------------------
                                                   1994       1993*        1992        1991        1990
                                               ----------  ----------  ----------  ----------  ----------
Net asset value, beginning of year (a)  ...... $10.12      $10.11      $10.13      $10.17      $10.14
                                               ----------  ----------  ----------  ----------  ----------
 INCOME FROM INVESTMENT OPERATIONS:
 Net investment income .......................   0.41        0.30        0.37        0.61        0.81
 Net realized and unrealized gain (loss) on
  investments ................................  --          --          (0.01)      --           0.01
                                               ----------  ----------  ----------  ----------  ----------
 Total from investment operations ............   0.41        0.30        0.36        0.61        0.82
                                               ----------  ----------  ----------  ----------  ----------
 LESS DIVIDENDS:
 Dividends from net investment income  .......  (0.39)      (0.29)      (0.38)      (0.65)      (0.79)
                                               ----------  ----------  ----------  ----------  ----------
 Total dividends .............................  (0.39)      (0.29)      (0.38)      (0.65)      (0.79)
                                               ----------  ----------  ----------  ----------  ----------
Net asset value, end of year ................. $10.14      $10.12      $10.11      $10.13      $10.17
                                               ==========  ==========  ==========  ==========  ==========
Total return (d) .............................   4.02%       3.00%       3.57%       6.20%       8.22%
                                               ==========  ==========  ==========  ==========  ==========
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000's) ..............   $325,391    $248,460    $268,584    $302,395    $359,426
Ratio of expenses to average net assets  .....   0.42%       0.42%       0.43%       0.43%       0.44%
Ratio of net investment income to average net
 assets ......................................   4.01%       2.91%       3.63%       5.96%       7.85%

INTERMEDIATE GOVERNMENT SECURITIES PORTFOLIO(E):


                                                              YEAR ENDED DECEMBER 31,       APRIL 1, 1991 TO
                                                      -------------------------------------   DECEMBER 31,
                                                         1994       1993*       1992              1991
                                                        ---------  ----------  ----------  -----------------
Net asset value, beginning of period (a) .............. $ 10.08    $ 10.53     $ 10.73     $ 10.00
                                                        ---------  ----------  ----------  -----------
 INCOME FROM INVESTMENT OPERATIONS:
 Net investment income ................................    0.65       0.59        0.60        0.52
 Net realized and unrealized gain (loss) on
 investments ..........................................   (1.08)      0.51       (0.02)       0.66
                                                        ---------  ----------  ----------  -----------
 Total from investment operations .....................   (0.43)      1.10        0.58        1.18
                                                        ---------  ----------  ----------  -----------
 LESS DISTRIBUTIONS:
 Dividends from net investment income .................   (0.78)     (0.68)      (0.60)      (0.34)
 Distributions from realized gains ....................   --         (0.87)      (0.18)      (0.11)
                                                        ---------  ----------  ----------  -----------
 Total dividends and distributions ....................   (0.78)     (1.55)      (0.78)      (0.45)
                                                        ---------  ----------  ----------  -----------
Net asset value, end of period ........................ $  8.87    $ 10.08     $ 10.53     $ 10.73
                                                        =========  ==========  ==========  ===========
Total return (d) ......................................   (4.37)%    10.58%       5.53%      12.10%
                                                        =========  ==========  ==========  ===========
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's) ..................... $48,518   $158,511    $293,587    $241,290
Ratio of expenses to average net assets ...............    0.56%      0.53%       0.52%       0.43%
Ratio of net investment income to average net assets  .    6.75%      5.43%       5.63%       4.88%
Portfolio turnover rate ...............................  133   %    254   %     316   %     174   %

THE HUDSON RIVER TRUST
FINANCIAL HIGHLIGHTS--(Continued)
December 31, 1994

QUALITY BOND PORTFOLIO:

                                                                                                        OCTOBER 1, 1993
                                                                                       YEAR ENDED             TO
                                                                                    DECEMBER 31, 1994  DECEMBER 31, 1993
                                                                                   -----------------  -----------------
Net asset value, beginning of period (a) .........................................   $9.82            $ 10.00
                                                                                   -----------------  -----------------
 INCOME FROM INVESTMENT OPERATIONS:
 Net investment income ...........................................................    0.66               0.11
 Net realized and unrealized loss on investments and foreign currency
 transactions ....................................................................  (1.16)              (0.16)
                                                                                   -----------------  -----------------
 Total from investment operations ................................................  (0.50)              (0.05)
                                                                                   -----------------  -----------------
 LESS DISTRIBUTIONS:
 Dividends from net investment income ............................................  (0.55)              (0.12)
 Distributions in excess of realized gains .......................................      --              (0.01)
 Tax return of capital distributions .............................................  (0.05)              --
                                                                                   -----------------  -----------------
 Total dividends and distributions ...............................................  (0.60)              (0.13)
                                                                                   -----------------  -----------------
Net asset value, end of period ...................................................   $8.72            $   9.82
                                                                                   =================  =================
Total return (d) ................................................................. (5.10)%              (0.51)%
                                                                                   =================  =================
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's) ................................................ $127,575                $104,832
Ratio of expenses to average net assets ..........................................   0.59%               0.69%(b)
Ratio of net investment income to average net assets .............................   7.17%               4.62%(b)
Portfolio turnover rate ..........................................................   222%              77%

HIGH YIELD PORTFOLIO:

                                                               YEAR ENDED DECEMBER 31,
                                               -----------------------------------------------------
                                                  1994       1993*      1992       1991       1990
                                               ---------  ---------  ---------  ---------  ---------
Net asset value, beginning of year (a)  ......  $10.08    $  9.15    $  8.96    $  7.97    $  9.14
                                               ---------  ---------  ---------  ---------  ---------
 INCOME FROM INVESTMENT OPERATIONS:
 Net investment income .......................    0.89      0.94       0.89       0.89       1.04
 Net realized and unrealized gain (loss) on
  investments ................................  (1.17)      1.10       0.19       0.99      (1.14)
                                               ---------  ---------  ---------  ---------  ---------
 Total from investment operations ............  (0.28)      2.04       1.08       1.88      (0.10)
                                               ---------  ---------  ---------  ---------  ---------
 LESS DISTRIBUTIONS:
 Dividends from net investment income  .......  (0.88)     (0.92)     (0.89)     (0.89)     (1.07)
 Dividends in excess of net investment income   (0.01)     --         --         --         --
 Distributions from realized gains ...........      --     (0.19)     --         --         --
                                               ---------  ---------  ---------  ---------  ---------
 Total dividends and distributions ...........  (0.89)     (1.11)     (0.89)     (0.89)     (1.07)
                                               ---------  ---------  ---------  ---------  ---------
Net asset value, end of year .................   $8.91    $10.08     $  9.15    $  8.96    $  7.97
                                               =========  =========  =========  =========  =========
Total return (d) ............................. (2.79)%     23.15%     12.31%     24.46%     (1.10)%
                                               =========  =========  =========  =========  =========
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000's) .............. $73,895    $67,169    $47,687    $45,066    $36,569
Ratio of expenses to average net assets  .....   0.61%      0.63%      0.60%      0.61%      0.62%
Ratio of net investment income to average net
 assets ......................................   9.23%      9.52%      9.58%     10.31%     12.04%
Portfolio turnover rate ......................    248%       280%       177%       187%        53%

THE HUDSON RIVER TRUST
FINANCIAL HIGHLIGHTS--(Continued)
December 31, 1994

BALANCED PORTFOLIO:

                                                           YEAR ENDED DECEMBER 31,
                                             --------------------------------------------------
                                                1994      1993*      1992       1991      1990
                                             ---------  --------  ---------  --------  --------
Net asset value, beginning of year (a)  ....  $16.67    $16.19     $18.48    $14.40    $15.16
                                             ---------  --------  ---------  --------  --------
 INCOME FROM INVESTMENT OPERATIONS:
 Net investment income .....................    0.45      0.50       0.56      0.60      0.78
 Net realized and unrealized gain (loss) on
  investments ..............................  (1.78)      1.46     (1.11)      5.23    (0.76)
                                             ---------  --------  ---------  --------  --------
 Total from investment operations ..........  (1.33)      1.96     (0.55)      5.83      0.02
                                             ---------  --------  ---------  --------  --------
 LESS DISTRIBUTIONS:
 Dividends from net investment income  .....  (0.44)    (0.50)     (0.55)    (0.55)    (0.78)
 Dividends in excess of net investment
  income ...................................  (0.03)        --         --        --        --
 Distributions from realized gains  ........      --    (0.95)     (1.19)    (1.20)        --
 Distributions in excess of realized gains        --    (0.03)         --        --        --
 Tax return of capital distributions  ......  (0.00)        --         --        --        --
                                             ---------  --------  ---------  --------  --------
 Total dividends and distributions  ........  (0.47)    (1.48)     (1.74)    (1.75)    (0.78)
                                             ---------  --------  ---------  --------  --------
Net asset value, end of year ...............  $14.87    $16.67     $16.19    $18.48    $14.40
                                             =========  ========  =========  ========  ========
Total return (d) ........................... (8.02)%    12.28%    (2.85)%    41.25%     0.25%
                                             =========  ========  =========  ========  ========

RATIOS/SUPPLEMENTAL DATA:

 Net assets, end of year (000's) ..............$1,329,820    $1,364,640    $1,076,670    $964,262    $286,432
Ratio of expenses to average net assets  .....      0.39%         0.39%         0.40%       0.41%       0.45%
Ratio of net investment income to average net
 assets ......................................      2.87%         2.99%         3.30%       3.60%       5.35%
Portfolio turnover rate ......................       115%           99%           91%        159%        119%

GROWTH AND INCOME PORTFOLIO:

                                                                               OCTOBER 1, 1993
                                                             YEAR ENDED              TO
                                                          DECEMBER 31, 1994  DECEMBER 31, 1993**
                                                         -----------------  -------------------
Net asset value, beginning of period (a) ............... $ 9.95             $ 10.00
                                                         -----------------  -------------------
 INCOME FROM INVESTMENT OPERATIONS: Net investment
 income ................................................   0.31                0.03
 Net realized and unrealized gain (loss) on investments   (0.36)              (0.06)
                                                         -----------------  -------------------
 Total from investment operations ......................  (0.05)              (0.03)
                                                         -----------------  -------------------
 LESS DISTRIBUTIONS:
 Dividends from net investment income ..................  (0.20)              (0.02)
 Dividends in excess of net investment income  .........     --               (0.00)
 Tax return of capital distributions ...................  --                  (0.00)
                                                         -----------------  -------------------
 Total dividends and distributions .....................  (0.20)              (0.02)
                                                         -----------------  -------------------
Net asset value, end of period ......................... $ 9.70             $  9.95
                                                         =================  ===================
Total return (d) .......................................  (0.58)%             (0.25)%
                                                         =================  ===================
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's) ......................  $31,522            $1,456
Ratio of expenses to average net assets ................    0.78%              2.70%(b)
Ratio of net investment income to average net asset  ...    3.13%              1.12%(b)
Portfolio turnover rate ................................   52    %            48   %

THE HUDSON RIVER TRUST
FINANCIAL HIGHLIGHTS--(Continued)
December 31, 1994

EQUITY INDEX PORTFOLIO:

                                                          MARCH 1, 1994
                                                               TO
                                                        DECEMBER 31, 1994
                                                       -----------------
Net asset value, beginning of period (a) ............. $    10.00
                                                       -----------------
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income ..............................       0.20
  Net realized and unrealized loss on investments ....      (0.09)
                                                       -----------------
  Total from investment operations ...................       0.11
                                                       -----------------
  LESS DISTRIBUTIONS:
  Dividends from net investment income ...............      (0.20)
  Distributions of realized gains ....................      (0.03)
  Distributions in excess of realized gains ..........      (0.01)
                                                       -----------------
  Total dividends and distributions ..................      (0.24)
                                                       -----------------
Net asset value, end of period ....................... $     9.87
                                                       -----------------
Total return (d) .....................................      (1.08)%
                                                       =================
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's) .................... $36,748
Ratio of expenses to average net assets ..............       0.49  %(b)
Ratio of net investment income to average net assets         2.42  %(b)
Portfolio turnover rate ..............................       7     %

COMMON STOCK PORTFOLIO:

                                                          YEAR ENDED DECEMBER 31,
                                            -------------------------------------------------
                                               1994      1993*      1992      1991      1990
                                            ---------  --------  --------  --------  --------
Net asset value, beginning of year (a)  ... $14.65     $13.49    $14.18    $11.22    $12.87
                                            ---------  --------  --------  --------  --------
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income ...................   0.20       0.23      0.24      0.32      0.21
  Net realized and unrealized gain (loss)
   on investments and foreign currency
   transactions  ..........................  (0.51)      3.10      0.20      3.91     (1.25)
                                            ---------  --------  --------  --------  --------
  Total from investment operations ........  (0.31)      3.33      0.44      4.23     (1.04)
                                            ---------  --------  --------  --------  --------
  LESS DISTRIBUTIONS:
  Dividends from net investment income ....  (0.19)     (0.23)    (0.24)    (0.29)    (0.22)
  Dividends in excess of net investment
   income  ................................  (0.01)     (0.00)    --        --        --
  Distribution from realized gains ........  (0.77)     (1.94)    (0.89)    (0.98)    (0.39)
  Tax return of capital distributions .....  (0.01)     --        --        --        --
                                            ---------  --------  --------  --------  --------
  Total dividends and distributions .......  (0.98)     (2.17)    (1.13)    (1.27)    (0.61)
                                            ---------  --------  --------  --------  --------
Net asset value, end of year .............. $13.36     $14.65    $13.49    $14.18    $11.22
                                            =========  ========  ========  ========  ========
Total return (d) ..........................  (2.14)%    24.84%     3.22%    37.90%    (8.11)%
                                            =========  ========  ========  ========  ========

 RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000's) .............. $3,466,245    $3,125,128    $2,307,292    $2,126,402    $673,476
Ratio of expenses to average net assets  .....       0.38%         0.38%         0.38%         0.40%       0.44%
Ratio of net investment income to average net
 assets ......................................       1.40%         1.55%         1.73%         2.32%       1.72%
Portfolio turnover rate ......................      52   %        82   %        71   %        90   %      82   %

THE HUDSON RIVER TRUST
FINANCIAL HIGHLIGHTS--(Continued)
December 31, 1994

GLOBAL PORTFOLIO:

                                                              YEAR ENDED DECEMBER 31,
                                                -------------------------------------------------
                                                   1994     1993*      1992       1991      1990
                                                --------  --------  ---------  --------  --------
Net asset value, beginning of year (a)  ....... $13.62    $11.41    $11.64     $  9.76   $10.74
                                                --------  --------  ---------  --------  --------
 INCOME FROM INVESTMENT OPERATIONS:
 Net investment income ........................   0.20      0.08      0.14       0.22      0.38
 Net realized and unrealized gain (loss) on
  investments and foreign currency
 transactions .................................   0.52      3.58     (0.20)      2.74     (1.03)
                                                --------  --------  ---------  --------  --------
 Total from investment operations .............   0.72      3.66     (0.06)      2.96     (0.65)
                                                --------  --------  ---------  --------  --------
 LESS DISTRIBUTIONS:
 Dividends from net investment income  ........  (0.17)    (0.15)    (0.11)     (0.23)    (0.33)
 Distributions from realized gains ............  (0.28)    (1.30)    (0.06)     (0.85)    --
 Distributions in excess of realized gains  ...  (0.00)    (0.00)    --         --        --
 Tax return of capital distributions  .........  (0.02)    --        --         --        --
                                                --------  --------  ---------  --------  --------
 Total dividends and distributions ............  (0.47)    (1.45)    (0.17)     (1.08)    (0.33)
                                                --------  --------  ---------  --------  --------
Net asset value, end of year .................. $13.87    $13.62    $11.41     $11.64    $ 9.76
                                                ========  ========  =========  ========  ========
Total return (d) ..............................   5.23%    32.09%    (0.50)%    30.54%    (6.06)%
                                                ========  ========  =========  ========  ========

 RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000's) ..................... $421,698    $141,257    $49,171    $39,487    $24,097
Ratio of expenses to average net assets .............     0.69%       0.84%      0.70%      0.75%      0.75%
Ratio of net investment income to average net assets      1.41%       0.62%      1.20%      1.94%      3.67%
Portfolio turnover rate .............................    71   %     150   %    216   %    267   %    502   %

AGGRESSIVE STOCK PORTFOLIO:

                                                            YEAR ENDED DECEMBER 31,
                                             ---------------------------------------------------
                                                1994       1993*      1992       1991      1990
                                             ---------  ---------  ---------  --------  --------
Net asset value, beginning of year (a)  .... $ 31.89    $ 29.81    $33.82     $19.37    $19.90
                                             ---------  ---------  ---------  --------  --------
 INCOME FROM INVESTMENT OPERATIONS:
 Net investment income .....................   0.04       0.09       0.17       0.12      0.16
 Net realized and unrealized gain (loss) on
  investments ..............................  (1.26)      4.91      (1.25)     16.68      1.46
                                             ---------  ---------  ---------  --------  --------
 Total from investment operations ..........  (1.22)      5.00      (1.08)     16.80      1.62
                                             ---------  ---------  ---------  --------  --------
 LESS DISTRIBUTIONS:
 Dividends from net investment income  .....  (0.04)     (0.09)     (0.18)     (0.10)    (0.16)
 Distributions from realized gains  ........  --         (2.75)     (2.75)     (2.25)    (1.99)
 Distributions in excess of realized gains    --         (0.07)     --         --        --
 Tax return of capital distributions  ......  (0.00)     (0.01)     --         --        --
                                             ---------  ---------  ---------  --------  --------
 Total dividends and distributions.  .......  (0.04)     (2.92)     (2.93)     (2.35)    (2.15)
                                             ---------  ---------  ---------  --------  --------
Net asset value, end of year ............... $30.63     $31.89     $29.81     $33.82    $19.37
                                             =========  =========  =========  ========  ========
Total return (d) ...........................  (3.81)%    16.77%     (3.16)%    86.87%     8.16%
                                             =========  =========  =========  ========  ========

 RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000's) .............. $1,832,164    $1,557,332    $1,210,576    $959,257    $120,960
Ratio of expenses to average net assets  .....       0.49%         0.49%         0.50%       0.51%       0.55%
Ratio of net investment income to average net
 assets ......................................       0.12%         0.28%         0.57%       0.40%       0.78%
Portfolio turnover rate ......................      92   %        89   %        68   %     117   %      54   %

THE HUDSON RIVER TRUST
FINANCIAL HIGHLIGHTS--(Continued)
December 31, 1994

CONSERVATIVE INVESTORS PORTFOLIO:

                                                           YEAR ENDED DECEMBER 31,
                                             -------------------------------------------------
                                                1994      1993*      1992      1991      1990
                                             ---------  --------  --------  --------  --------
Net asset value, beginning of year (a)  .... $11.12     $10.94    $11.29    $10.23    $10.26
                                             ---------  --------  --------  --------  --------
 INCOME FROM INVESTMENT OPERATIONS:
 Net investment income .....................   0.55       0.52      0.64      0.69      0.72
 Net realized and unrealized gain (loss) on
  investments ..............................  (1.00)      0.65     (0.01 )    1.28     (0.09 )
                                             ---------  --------  --------  --------  --------
 Total from investment operations ..........  (0.45)      1.17      0.63      1.97      0.63
                                             ---------  --------  --------  --------  --------
 LESS DISTRIBUTIONS:
 Dividends from net investment income  .....  (0.52)     (0.50)    (0.62 )   (0.66)    (0.66 )
 Dividends in excess of net investment
  income ...................................  --         (0.00)    --        --        --
 Distributions from realized gains  ........  --         (0.49)    (0.36 )   (0.25)    --
                                             ---------  --------  --------  --------  --------
 Total dividends and distributions  ........  (0.52)     (0.99)    (0.98 )   (0.91)    (0.66 )
                                             ---------  --------  --------  --------  --------
Net asset value, end of year ............... $10.15     $11.12    $10.94    $11.29    $10.23
                                             =========  ========  ========  ========  ========
Total return (d) ...........................  (4.10)%    10.76%     5.64 %   19.80%     6.30 %
                                             =========  ========  ========  ========  ========

 RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000's) .............. $173,691    $114,418    $70,675    $50,279    $29,971
Ratio of expenses to average net assets  .....     0.59%       0.60%      0.61%      0.64%      0.73%
Ratio of net investment income to average net
 assets ......................................     5.22%       4.49%      5.77%      6.45%      7.06%
Portfolio turnover rate ......................   228   %     178   %    136   %    171   %     88   %

GROWTH INVESTORS PORTFOLIO:

                                                            YEAR ENDED DECEMBER 31,
                                              -------------------------------------------------
                                                 1994      1993*      1992      1991      1990
                                              ---------  --------  --------  --------  --------
Net asset value, beginning of year (a)  ..... $15.61     $14.69    $15.17    $11.03    $10.33
                                              ---------  --------  --------  --------  --------
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income .....................   0.50       0.43      0.44      0.41      0.44
  Net realized and unrealized gain (loss) on
   investments and foreign currency
   transactions  ............................  (0.98)      1.79      0.28      4.93      0.64
                                              ---------  --------  --------  --------  --------
  Total from investment operations ..........  (0.48)      2.22      0.72      5.34      1.08
                                              ---------  --------  --------  --------  --------
  LESS DISTRIBUTIONS:
  Dividends from net investment income ......  (0.46)     (0.42)    (0.41)    (0.37)    (0.38)
  Dividends in excess of net investment
   income  ..................................  (0.01)     --        --        --        --
  Distributions from realized gains .........  --         (0.88)    (0.79)    (0.83)    --
                                              ---------  --------  --------  --------  --------
  Total dividends and distributions .........  (0.47)     (1.30)    (1.20)    (1.20)    (0.38)
                                              ---------  --------  --------  --------  --------
Net asset value, end of year ................ $14.66     $15.61    $14.69    $15.17    $11.03
                                              =========  ========  ========  ========  ========
Total return (d) ............................  (3.15)%    15.26%     4.85%    48.83%    10.70%
                                              =========  ========  ========  ========  ========

 RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000's) .............. $492,478    $278,467    $148,650    $84,338    $24,539
Ratio of expenses to average net assets  .....     0.59%       0.62%       0.60%      0.66%      0.78%
Ratio of net investment income to average net
 assets ......................................     3.32%       2.71%       3.00%      3.03%      4.11%
Portfolio turnover rate ......................   131   %     118   %     129   %    139   %     92   %

                               96

THE HUDSON RIVER TRUST
FINANCIAL HIGHLIGHTS--(Concluded)
December 31, 1994


* Prior to July 22, 1993, Equitable Capital Management Corporation (Equitable Capital) served as the investment adviser to the Trust. On July 22, 1993, Alliance Capital Management L.P. acquired the business and substantialy all of the assets of Equitable Capital and became the investment adviser to the Trust.

** Restated.

(a) Date as of which funds were first allocated to the Portfolios are as follows:
   Common Stock Portfolio--June 16, 1975
   Money Market Portfolio--July 13, 1981
   Balanced Portfolio--January 27, 1986
   Aggressive Stock Portfolio--January 27, 1986
   High Yield Portfolio--January 2, 1987
   Global Portfolio--August 27, 1987
   Conservative Investors Portfolio--October 2, 1989
   Growth Investors Portfolio--October 2, 1989
   Intermediate Government Securities Portfolio--April 1, 1991
   Quality Bond Portfolio--October 1, 1993
   Growth and Income Portfolio--October 1, 1993
   Equity Index Portfolio--March 1, 1994

(b) Annualized.

(c) Net investment income and capital changes per share are based upon monthly average shares outstanding.

(d) Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total return calculated for a period of less than one year is not annualized.

(e) On February 22, 1994, shares of the Intermediate Government Securities Portfolio of the Trust were substituted for shares of the Trust's Short-Term World Income Portfolio.

                      REPORT OF INDEPENDENT ACCOUNTANTS

To the Shareholders and Board of Trustees of The Hudson River Trust

In our opinion, the accompanying statements of assets and liabilities, including the portfolios of investments, and the related statements of operations and of changes in net assets and financial highlights present fairly, in all material respects, the financial position of the Money Market Portfolio, Intermediate Government Securities Portfolio, Quality Bond Portfolio, High Yield Portfolio, Balanced Portfolio, Growth and Income Portfolio, Equity Index Portfolio, Common Stock Portfolio, Global Portfolio, Aggressive Stock Portfolio, Conservative Investors Portfolio and Growth Investors Portfolio (constituting The Hudson River Trust, hereafter referred to as the "Trust") at December 31, 1994, the results of each of their operations for the year then ended (for Equity Index Portfolio for the period from March 1, 1994 (commencement of operations) through December 31, 1994) and the changes in each of their net assets and financial highlights for each of the two years in the period then ended for the Money Market Portfolio, Intermediate Government Securities Portfolio, High Yield Portfolio, Balanced Portfolio, Common Stock Portfolio, Global Portfolio, Aggressive Stock Portfolio, Conservative Investors Portfolio and Growth Investors Portfolio and for the year then ended and for the period October 1, 1993 (commencement of operations) through December 31, 1993 for the Quality Bond Portfolio and Growth and Income Portfolio and for the period from March 1, 1994 (commencement of operations) through December 31, 1994 for the Equity Index Portfolio, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Trust's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1994 by correspondence with the custodian and brokers and the application of alternative auditing procedures where confirmations from brokers were not received, provide a reasonable basis for the opinion expressed above. The financial highlights for the year ended December 31, 1992 and for each of the periods indicated prior thereto, were audited by other independent accountants whose report dated February 10, 1993, expressed an unqualified opinion on those financial statements.

PRICE WATERHOUSE LLP
1177 Avenue of the Americas
New York, New York
February 8, 1995

                                  APPENDIX A

DESCRIPTION OF COMMERCIAL PAPER RATINGS

A-1 AND PRIME-1 COMMERCIAL PAPER RATINGS

The rating A-1 (including A-1+) is the highest commercial paper rating assigned by S&P. Commercial paper rated A-1 by S&P has the following characteristics:
  o  liquidity ratios are adequate to meet cash requirements;
  o  long-term senior debt is rated "A" or better;
  o  the issuer has access to at least two additional channels of borrowing;
  o basic earnings and cash flow have an upward trend with allowance made for unusual circumstances;
  o typically, the issuer's industry is well established and the issuer has a strong position within the industry; and
  o  the reliability and quality of management are unquestioned.

Relative strength or weakness of the above factors determines whether the issuer's commercial paper is rated A-1, A-2 or A-3. Issues rated A-1 that are determined by S&P to have overwhelming safety characteristics are designated A-1+.

The rating Prime-1 is the highest commercial paper rating assigned by Moody's. Among the factors considered by Moody's in assigning ratings are the following:
  o  evaluation of the management of the issuer;
  o economic evaluation of the issuer's industry or industries and an appraisal of speculative-type risks which may be inherent in certain areas;
  o evaluation of the issuer's products in relation to competition and customer acceptance;
  o  liquidity;
  o  amount and quality of long-term debt;
  o  trend of earnings over a period of ten years;
  o financial strength of parent company and the relationships which exist with the issuer; and
  o recognition by the management of obligations which may be present or may arise as a result of public interest questions and preparations to meet such obligations.

                               A-1